UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                          811-07989

                               Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                       Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                                       Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.TCW.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-241-4671 if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-241-4671, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with TCW.

Metropolitan West Funds	March 31, 2020

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Annual Report for the Funds for the year ended March 31, 2020. During the reporting period, overall assets across the complex increased to approximately $87 billion, which we are gratified to see - particularly against a backdrop of heightened volatility and rebalancing activity in early 2020.

The March 31, 2020 Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I-Class (MWCBX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX ), I-Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I-Class (MWFLX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I-Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
I-2-Class (MWTTX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I-Class (MWCIX),
Plan-Class (MWCPX)

Economic Review and Market Environment

With devastating speed, the longest bull market in U.S. history was brought to an end in the first quarter of 2020, laid low by the global transmission of the novel coronavirus and the strict economic curbs invoked to slow its further spread. The consequent market volatility sent risk premiums soaring across the bond markets as well, with no sector spared the repricing, particularly as leveraged investor (forced) sales and more routine redemptions tested liquidity in a fashion unhappily reminiscent of 2008. Assessing the damage, the S&P 500 saw all of its gains since 2016 erased in a near-20% first quarter loss, punctuated by a 34% tumble from February 19 through March 23 and a one-day plummet of 12% on March 16. The swing in sentiment in the first quarter of 2020 was dramatic, particularly so given that it occurred on the heels of a year in which equities experienced over 30% gains. Corporate fixed income’s difficulties were nearly as staggering, posting intra-quarter peak-to-trough slides of 15.4% in investment grade and close to 21% in high yield. In a testament to the volatility and unusual circumstances, the U.S. Treasury market rallied ferociously with the entire curve trading below 1% in early March. Not to be left out, as well as to foreshadow a coming cascade of stimulus, the Federal Reserve weighed in with two between-meeting cuts to its target rate, lopping the final 150 basis points in a return to a zero interest rate policy (ZIRP), and resuming/expanding its asset purchase programs. Over the trailing one-year period, the Treasury yield curve collapsed, led by shorter maturities where yields were down over 230 bps, though the bellwether 10-Year yield dropped nearly 200 bps lower as well, closing March at 0.67%.

Fixed income total returns benefitted from the drop in rates, reflected in an 8.9% gain for the Bloomberg Barclays U.S. Aggregate Index for the period, though negative excess returns were over 322 bps on the increased non-U.S. Treasuries risk premiums. Most noteworthy, investment grade corporate spreads moved substantially wider from cycle tights to close March 2020 at 272 bps, and the sector trailed duration-matched Treasuries by 10.6%. High yield corporates repriced more precipitously, with spreads nearly 500 bps wider on average, leading to a 6.9% decline. Both investment grade and high yield bond funds saw some panic selling through mid-March, with outflows particularly sharp in short-dated investment grade as investors sold more liquid, shorter-dated securities in a rush for liquidity. Outside of credit, securitized products generally fared better, though still experienced spread widening. Of note, agency mortgage-backed securities (MBS) have had a historically volatile year, as the better part of 2019 was marked by Fed balance sheet reduction, Treasury rate volatility, and changes to the TBA market which caused spreads to fluctuate. Moving forward into 2020, spreads gapped wider in March (touching as high as 132 bps), then remediated as investors started to price in the renewed Fed support (i.e., it became clear that purchases were committed until trading levels stabilized fully) and ended the period at 60 bps. In securitized credit, non-agency MBS provided consistent positive returns through the better part of the period, though the sector experienced some pricing weakness late in 2019, followed by sharper action in late March on selling pressures from mortgage REITs, despite no concurrent change in fundamentals. Asset-backed securities (ABS) returned 2.8% for the period, while commercial MBS (CMBS) was led higher by strong returns from agency CMBS (+8.8%) while non-agency backed issues trailed (+4.4%).

1 / Annual Report March 2020

The Economy and Market Ahead

Given the unique impact of the coronavirus across the economy, there are more questions than answers in terms of outlook. Without doubt, the ramifications of the coronavirus will be widespread and longstanding, with disproportionate effects on certain industries and even permanent changes to previously routine day-to-day activity. What’s clear right now is that large portions of the economy have been shut down, capital markets are in turmoil - beset by uncertainty, illiquidity, deleveraging and de-risking - and the Federal Reserve and U.S. Government are responding aggressively. For that reason, it’s difficult to envision a v-shaped recovery – instead expecting a more muted, protracted rebound as solutions to the pandemic materialize. From a more sector-specific perspective, it’s likely that down-in-quality names will remain under stress, with periods of mark-to-market volatility and illiquidity, particularly for high yield and emerging market debt. Rating agency activity should intensify with downgrades and accelerate fallen angel activity, in numerous areas, most obviously hospitality and leisure, but also in the commodity-related space as oil prices have been hit hard by both OPEC disagreements leading to supply glut coupled with plummeting global demand on slowed economic activity. Recent market stresses have created opportunities, though extreme caution is still warranted as a recession will likely trigger a significant wave of downgrades and defaults.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch.

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

The MetWest AlphaTrak 500 Fund (“Fund”) fell 9.36% (net of fees) for the year ended March 31, 2020, while the S&P 500 Index declined 6.98%. The Fund’s 0.6 year duration positioning from the beginning of the period was extended to 0.8 years, benefiting performance as yields declined to historic lows toward the latter part of the timeframe. Despite good performance in 2019, short corporates weighed on returns as spreads widened over 200 bps with investors selling short to hold on to cash amid the pandemic. No corporate sector was spared of the widening, but those of lower quality and with more market sensitivities like energy and basic industry were among the worst performing. Similarly, securitized products also weighed on returns despite positive performance in 2019, as the sector was not immune from the market volatility due to the pandemic. Non-agency MBS was a particular drag on performance as the sector experienced considerable markdowns towards the end of the period – even on high quality legacy holdings that have solid underlying fundamentals. Meanwhile, issue selection favoring higher rated, senior ABS and CMBS helped returns, with the small exposure to agency MBS further additive on the unlimited Fed sponsorship instituted toward the end of the period.

The Fund came out of last year and into 2020 positioned relatively defensively, based on an array of late cycle conditions (even before the spread of the coronavirus), including high corporate leverage in the U.S. and slowing global manufacturing, matched with a valuation environment priced, in our view, for much better conditions. Diminished risk appetite was reflected in a more defensive orientation to investment grade corporate issues while high yield comprised only a small allocation, skewed to more creditworthy issuers, in keeping with the prevailing late-cycle view. Outside of credit, the focus remained on higher quality securitized exposure, bearing seniority in the priority of payments, delivered through amortization and/or otherwise credit-enhanced, with an emphasis on legacy non-agency residential MBS (RMBS), both agency and non-agency CMBS, AAA-rated collateralized loan obligations (CLOs) and Federal Family Education Loan Program (FFELP) student loan receivables. With the recent market volatility, the opportunity set among spread products has become more attractive and the Fund has consequently repositioned. Corporate credit exposure has increased modestly, with a continued focus on higher quality, high conviction names with “fortress balance sheets” – effectively those companies that will be able to withstand sustained market volatility; these additions have largely been funded through a reduction in the agency CMBS position. The ABS exposure remains focused on government-guaranteed student loans andAAA-rated CLOs, though the positions may be modestly trimmed in favor of longer duration, more discounted opportunities across the securitized market. Finally, a duration positioning with mostly front-end exposure will be maintained given historically low rates with the propensity to add duration faster on a rate backup than reduced on a fall in rates. As always, these and future Fund actions will always be undertaken with the consistent value discipline that has characterized our active management approach for more than 20 years.

Annual Report March 2020 / 2

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	-14.84%	-9.36%	3.89%	7.33%	12.05%	6.01%
Standard & Poor’s 500 Index	-12.31%	-6.98%	5.10%	6.72%	10.52%	5.83%

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

For the one year period ending March 31, 2020, the MetWest Corporate Bond Fund–I Class (“Fund”) gained 9.46% (net of fees), outpacing the Bloomberg Barclays U.S. Corporate Index by 448 bps. Outperformance was driven by the underweight to investment grade corporates, which widened to end the period amid virus-induced volatility, despite good 2019 performance. No corporate industry was spared, though those with more market sensitivities like energy and cyclicals performed the worst, benefiting the Fund’s bias for more defensive industries like communications such as cable and wirelines, though an underweight to banking detracted as the sector outpaced the Index. The underweight to emerging market debt was another boost to returns, as the sector was among the worst performers in fixed income during this timeframe, while detracting were issue selection among municipals and high yield corporates, as these sectors also widened. Further benefiting the Fund issue selection among senior, higher rated CMBS, as well as agency MBS, which overcame 2019 underperformance to pace fixed income for the period given unlimited Fed sponsorship. Finally, the impact from duration positioning was negative with a relatively neutral profile extending to slightly long toward the end of 2019 as rates fell, while shortening further as yields plunged to record lows in March 2020.

The Fund came out of last year and into 2020 positioned relatively defensively, based on an array of late cycle conditions (even before the spread of the coronavirus), including high corporate leverage in the U.S. and slowing global manufacturing, matched with a valuation environment priced, in our view, for much better conditions. For the Fund, positioning manifested itself across via a more conservative posture, with core holdings focused on higher quality, more senior areas of fixed income and a short duration profile relative to the Index. With the recent market volatility, the opportunity set among spread products has become more attractive and the Fund has consequently repositioned. The corporate credit exposure favors higher quality, high conviction names with “fortress balance sheets” – effectively those companies that will be able to withstand sustained market volatility; with additions largely being funded through a reduction in the CMBS position. With anticipation that there will be further bouts of volatility in the credit market, lower quality areas of the credit markets are expected to be impacted more acutely and provide additional opportunities to expand the risk budget more, as distressed sellers appear. These opportunities will allow the Fund to deploy capital in lower rated credits at more attractive entry points. Outside of credit, the focus remains on higher quality securitized exposure, bearing seniority in the priority of payments, delivered through amortization and/or otherwise credit-enhanced, with an emphasis on non-agency CMBS and agency MBS. Given the unlimited purchasing power of the Fed, we believe agency MBS will remain well-supported, with upside potential for spread tightening, at which point harvested gains will be redeployed to other opportunities. Finally, the duration position was shortened as rates rallied to historic lows, bringing the relative position to roughly 1.8 year short versus the Index. As always, these and future Fund actions will be undertaken with the consistent value discipline that has characterized our active management approach for more than 20 years.

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCSX (Inception: June 29, 2018)	0.84%	9.19%	—	—	—	9.71%
Bloomberg Barclays U.S. Corporate Index	-2.49%	4.98%	—	—	—	6.26%
MWCBX (Inception: June 29, 2018)	0.97%	9.46%	—	—	—	9.99%
Bloomberg Barclays U.S. Corporate Index	-2.49%	4.98%	—	—	—	6.26%

Metropolitan West Flexible Income Fund

M-Class (MWFSX), I-Class (MWFEX)

The MetWest Flexible Income Fund – I Class (“Fund”) gained 10.14% (net of fees) for the one year period ended March 31, 2020, 121 bps ahead of the Bloomberg Barclays U.S. Aggregate Index. While relative performance was weighed down late in the period by the overweight to securitized products given pricing volatility, this was more than offset by strong returns during 2019. The Fund was considerably overweight commercial MBS, and its non-agency CMBS positions, in particular, were beneficial to returns over the trailing year period. Issue selection favoring higher quality, senior ABS was also favorable to returns. In terms of credit exposures, the drag on performance from an underweight to outperforming investment grade corporates in 2019 was overcome by spread widening during the first quarter of 2020, resulting in a positive for the full year period. Issue selection favoring more defensive sectors like consumer non-cyclicals and communications further contributed to returns. The small exposure to high yield, however,

3 / Annual Report March 2020

held back returns as the sector was among the worst performing in the fixed income universe, though an underweight to trailing emerging market debt was additive. Finally, the duration positioning was maintained considerably short relative to the Index, resulting in a large drag on relative performance as rates declined to historic lows during the period.

Given our late cycle concerns, the Fund was defensively positioned going into this crisis, providing us with ample flexibility to respond to rapidly changing market valuations and add to high quality sectors that either benefit directly from Fed activity or that are robust enough to survive without assistance. In the corporate sector, the Fund maintains a slight overweight, with positioning concentrated among high conviction, high quality names as well as defensive sectors like non-cyclicals, communications, and pharmaceuticals/healthcare. Additions in this cheapening phase are focused on long-dated bonds from issuers with “fortress balance sheets” at now attractive yield premiums as well as Fed-supported assets such as money center banks given potential for very strong returns if spreads tighten. A small position in high yield credit is maintained, with expectations for this to be increased if valuations improve. The Fund’s securitized products holdings emphasize commercial MBS, though the allocation was trimmed over the course of the period given better relative opportunities elsewhere. Among non-agency MBS, the strategy will look for longer duration, deeply discounted senior legacy non-agency MBS bonds with solid, stable fundamentals and significant upside. Finally, the ABS exposure remains focused on government-guaranteed student loans, and AAA rated CLOs.

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFSX (Inception: November 30, 2018)	2.45%	9.82%	—	—	—	15.45%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	—	—	—	10.46%
MWFEX (Inception: November 30, 2018)	2.54%	10.14%	—	—	—	15.69%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	—	—	—	10.46%

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX)

For the one year period ending March 31, 2020, the MetWest Floating Rate Bond Fund – I Class (“Fund”) fell 5.17% (net of fees), outperforming the S&P/LSTA Leveraged Loan Index by 399 bps. Outperformance was driven by a defensive orientation held by the Fund, boosted by the underweight to industries that have more market sensitivities like cyclicals, metals/minerals, and energy, as these were among the worst performing in the loans universe amid coronavirus-induced volatility, with energy further weighed down by a collapse in oil prices given abundant supply besides the downturn in demand due to social distancing. Further bolstering performance was issue selection favoring higher quality names in cyclicals like services, while avoiding leisure, lodging, and retailers which were most adversely impacted by COVID-19 due to stay-at-home measures, though gaming was a modest drag on performance. Other positive contributions came from issue selection within food, drugs, financials, packaging, chemicals, communications, and technology. Finally, the Fund’s up-in-quality orientation boosted performance, with lower rated loans (CCCs/Split CCCs) returning -21% while better rated (split BBBs) returned -2.3% for the specified one year period.

The Fund came out of last year and into 2020 positioned relatively defensively, based on an array of late cycle conditions (even before the spread of the coronavirus), including high corporate leverage in the U.S. and slowing global manufacturing, matched with a valuation environment priced, in our view, for much better conditions. For the Fund, positioning manifested itself via a more conservative posture, with core holdings focused on higher quality, more senior areas of the leveraged loan market. Through the course of the first quarter’s cheapening phase, the Fund began to add in exposure as spreads widened considerably. Additions included swapping into loans that are now at attractive yield premiums, with an overall focus on issuers with “fortress balance sheets” – those able to withstand ongoing market volatility, like consumer non-cyclicals, banking, communications, packaging, as well as cyclicals and technology on weakness. With anticipation that there will be further bouts of volatility in the loans market, lower quality areas are expected to be impacted more acutely and provide additional opportunities to expand the risk budget more at attractive entry points, as distressed sellers appear.As the coronavirus crisis hit markets, subsequent volatility in the loans universe was unparalleled in past history. Rating agencies have done their best to make their mark in this environment, with Moody’s and S&P downgrading about 15% of loans secured in collateralized loan obligations (CLOs) by the end of March. This action has increased the segment of loans that are precluded from CLOs, as CCCs have fallen sub-80 in price, the point at which CLOs do not sponsor, making it more difficult for the broader loans market to recover going forward. As such, the Fund continues to emphasize what are viewed as more resilient, defensive areas such as non-cyclical, recession-resistant sectors (i.e., communications, food & beverage, pharmaceuticals, and healthcare) while cyclicals, financials (except banking), and technology represent a relative underweight.

Annual Report March 2020 / 4

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	-7.78%	-5.36%	0.24%	1.38%	—	2.15%
S&P/LSTA Leveraged Loan Index	-11.54%	-9.16%	-0.80%	1.12%	—	1.81%
MWFLX (Inception: June 28, 2013)	-7.60%	-5.17%	0.44%	1.60%	—	2.35%
S&P/LSTA Leveraged Loan Index	-11.54%	-9.16%	-0.80%	1.12%	—	1.81%

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

The MetWest High Yield Bond Fund – I Class (“Fund”) returned 0.19% (net of fees) for the one-year period ended March 31, 2020, outpacing the return of the Bloomberg Barclays High Yield 2% Issuer Capped Index by 713 bps. Positive issue selection was a large driver of relative returns, particularly within the energy space, where avoiding credit accidents became increasingly important given that certain names held in the Index lost over 60% during the period on oil price weakness. Communications and consumer non-cyclicals credits held in the Fund also outperformed those in the Index, further bolstering relative returns. From a quality tiering perspective, while no cohort was spared from the significant degree of volatility that plagued the broader market, lower rated bonds disproportionately underperformed, as CCCs lost 18.8% relative to a 3.2% and 6.8% fall in BB and B-rated credits during the period. As such, the Fund’s overall focus on higher quality issues was beneficial given the significant underperformance of the lower quality cohort. In terms of sector allocation, an underweight to energy and consumer cyclicals in favor of high quality, defensive non-cyclicals and communications contributed to returns, though this was somewhat offset by lagging electric utility names. Energy was the worst performing high yield sector, with especially poor performance by oil field services and independent Exploration and Production (E&P) (down 55% and 48% on a total return basis, respectively), while communications names outperformed, with wireless and cable satellite delivering positive returns. Finally, the duration positioning was maintained at a relative short to the Index, weighing on performance as rate volatility persisted and the 10-Year bellwether yield moved nearly 195 bps lower during the period.

The Fund came out of last year and into 2020 positioned relatively defensively, based on an array of late cycle conditions (even before the spread of the coronavirus), including high corporate leverage in the U.S. and slowing global manufacturing, matched with a valuation environment priced, in our view, for much better conditions. For the Fund, the positioning manifested itself across via a more conservative posture, with core holdings focused on higher quality, more senior areas of the high yield market and a short duration profile relative to the Index. Through the course of the first quarter’s cheapening phase, the Fund began to add in exposure as spreads widened considerably. Additions included swapping into longer-dated bonds at now-attractive yield premiums, with an overall focus on issuers with “fortress balance sheets” able to withstand ongoing market volatility, while also adding to gaming, autos, and technology names on weakness, and taking advantage of attractive new issue offerings among cable satellite, technology and banking. Finally, the duration position was modestly shortened as rates rallied to historic lows, bringing the relative position to roughly six-tenths of a year short versus the Index. With anticipation that there will be further bouts of volatility in the credit market, lower quality areas of the credit markets are expected to be impacted more acutely and provide additional opportunities to expand the risk budget more, as distressed sellers appear. These opportunities will allow the portfolio to deploy capital in lower rated credits (i.e. CCC and below) at more attractive entry points. Meanwhile, the Fund continues to emphasize what are viewed as more resilient, defensive areas of the market such as non-cyclical, recession-resistant sectors (e.g., communications and healthcare) while financial, retail and select leisure credits represent a relative underweight.

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	-4.23%	-0.06%	2.82%	2.99%	4.65%	7.59%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	-10.40%	-6.94%	0.76%	2.78%	5.63%	7.88%
MWHIX (Inception: March 31, 2003)	-4.21%	0.19%	3.03%	3.22%	4.90%	6.99%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	-10.40%	-6.94%	0.76%	2.78%	5.63%	7.26%

5 / Annual Report March 2020

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) gained 5.60% (net of fees) for the one year period ended March 31, 2020, 128 bps behind the Bloomberg Barclays Intermediate Government/Credit Index (“Index”). Relative performance was weighed down by the overweight to securitized products, as the sector was not immune from pricing dislocations stemming from coronavirus-related volatility in the first quarter of 2020, despite positive performance in 2019. Non-agency MBS, in particular, was a drag on performance from an issue selection basis, as the sector experienced considerable markdowns towards the end of the period – even on high quality legacy holdings that have strong underlying fundamentals. The overweight positions to ABS and CMBS also detracted from performance, though this was somewhat offset by positive issue selection among higher quality holdings. As agency MBS spreads widened given Fed tapering and prepayment risk lurked around the corner as yields fell, the Fund increased its mortgage basis at attractive entry points, to nearly 25% by the end of March 2020 from 10% during the middle of 2019. This upsized shift benefited Fund performance as agency MBS spreads retraced on Fed’s massive buying instituted in mid-March. In terms of credit exposures, the drag from an underweight to outperforming investment grade corporates in 2019 was overcome by spread widening during the first quarter of 2020, resulting in a slight positive for the full year period, with issue selection favoring more defensive sectors like consumer non-cyclicals and communications further contributing. The Fund opportunistically increased its corporate allocation in early March to take advantage of this weakness, moving from an underweight to a small overweight by the end of the period. The small exposure to high yield, however, held back returns as the sector was among the worst performing in the fixed income universe, though an underweight to trailing emerging market debt was additive. Finally, duration positioning had a minimal effect on Fund performance for the period, given that the benefit of a longer duration profile as yields fell in 2019 was offset by a headwind from a relative short position in the first quarter of 2020 as rates declined to historic lows.

Given our late cycle concerns, the Fund was defensively positioned going into this crisis, providing us with ample flexibility to respond to rapidly changing market valuations. Our approach has been to add risk aggressively in high quality sectors that either benefit directly from Fed activity or that are robust enough to survive without assistance. As those sectors recover, we will look to migrate down the quality spectrum to take advantage of expected further dislocation in more credit-sensitive sectors. In the corporate sector, the Fund is now overweight overall, with positioning concentrated among high conviction, high quality names as well as defensive sectors like non-cyclicals, communications, and pharmaceuticals/healthcare. Additions in this cheapening phase are focused on long-dated bonds from issuers with “fortress balance sheets” at now attractive yield premiums as well as Fed-supported assets such as money center banks given potential for very strong returns if spreads tighten. A small position in high yield credit is maintained, with expectations for this to be increased if valuations improve. The securitized products allocation emphasizes agency MBS, with the position upsized as spreads widened. The sector remains attractive given explicit Fed support and potential for tighter spreads, though the position has been and will continue to be trimmed as spreads tighten back in. Among non-agency MBS, the strategy will look for opportunities in longer duration, deeply discounted senior legacy non-agency MBS bonds with solid, stable fundamentals and significant upside. Within CMBS, the agency CMBS was trimmed to fund relative value additions in corporate credit, while non-agency CMBS continues to favor single asset single borrower deals. Finally, the ABS exposure remains focused on government-guaranteed student loans, and AAA rated CLOs, though these positions were modestly trimmed in favor of longer duration, more discounted opportunities across the securitized market.

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	1.50%	5.27%	3.18%	2.19%	3.66%	4.22%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	2.78%	6.88%	3.79%	2.76%	3.14%	3.54%
MWIIX (Inception: June 28, 2002)	1.71%	5.60%	3.41%	2.43%	3.89%	5.06%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	2.78%	6.88%	3.79%	2.76%	3.14%	3.93%

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

For the one year period ending March 31, 2020, the MetWest Investment Grade Credit Fund – I Class (“Fund”) gained 5.02% (net of fees), outpacing the Bloomberg Barclays U.S. Intermediate Credit Index by 174 bps. Outperformance was driven by the underweight to investment grade corporates, which widened to end the period amid virus-induced volatility, despite good 2019 performance. No corporate industry was spared, though those with more market sensitivities like energy and cyclicals performed the worst, benefiting the Fund’s bias for more defensive industries like communications such as wirelines and non-cyclicals such as healthcare and food & beverage, though an underweight to banking detracted as the sector outpaced the Index. The underweight to emerging market debt and non-U.S. sovereigns was another boost to returns, as these were among the worst performers in fixed income during this timeframe. Further benefiting the Fund was the off-Index allocation to securitized products overall, despite a drag coming from

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ABS and non-agency MBS. Non-agency MBS experienced considerable markdowns towards the end of the period – even among higher quality holdings that have solid underlying fundamentals, while ABS was weighed down by REITs which came under pressure from margin calls. However, issue selection within senior, higher rated CMBS was additive, along with a sizable allocation to agency MBS, which overcame 2019 underperformance to pace fixed income for the period given unlimited Fed sponsorship. Finally, the impact from duration positioning was negative with a relatively neutral profile extending to slightly long toward the end of 2019 as rates fell, while shortening further as yields plunged to record lows in March 2020.

The Fund came out of last year and into 2020 positioned relatively defensively, based on an array of late cycle conditions (even before the spread of the coronavirus), including high corporate leverage in the U.S. and slowing global manufacturing, matched with a valuation environment priced, in our view, for much better conditions. For the Fund, positioning manifested itself across via a more conservative posture, with core holdings focused on higher quality, more senior areas of fixed income and a short duration profile relative to the Index. With the recent market volatility, the opportunity set among spread products has become more attractive and the Fund has consequently repositioned. The corporate credit exposure has increased slightly, with a continued focus on higher quality, high conviction names with “fortress balance sheets” – effectively those companies that will be able to withstand sustained market volatility; these additions have largely been funded through a reduction in the agency CMBS position. With anticipation that there will be further bouts of volatility in the credit market, lower quality areas of the credit markets are expected to be impacted more acutely and provide additional opportunities to expand the risk budget more, as distressed sellers appear. These opportunities will allow the Fund to deploy capital in lower rated credits at more attractive entry points. Outside of credit, the focus remains on higher quality securitized exposure, bearing seniority in the priority of payments, delivered through amortization and/or otherwise credit-enhanced, with an emphasis on agency MBS and collateralized mortgage obligations (CMOs), both agency and non-agency CMBS, FFELP student loan receivables, and legacy non-agency RMBS. Agency MBS is the largest securitized sector in the Fund. Given the unlimited purchasing power of the Fed, we believe the sector will remain well-supported, with upside potential for spread tightening, at which point harvested gains will be redeployed to other opportunities. Finally, the duration position was shortened as rates rallied to historic lows, bringing the relative position to roughly seven-tenths of a year short versus the Index. As always, these and future Fund actions will always be undertaken with the consistent value discipline that has characterized our active management approach for more than 20 years.

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWISX (Inception: June 29, 2018)	-0.29%	4.80%	—	—	—	7.90%
Bloomberg Barclays U.S. Intermediate Credit Index	-1.40%	3.28%	—	—	—	4.77%
MWIGX (Inception: June 29, 2018)	-0.19%	5.02%	—	—	—	8.12%
Bloomberg Barclays U.S. Intermediate Credit Index	-1.40%	3.28%	—	—	—	4.77%

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 2.14% (net of fees) for the one year period ended March 31, 2020, a shortfall of 328 bps to the ICE BofAML 1-3 Year U.S. Treasury Index. Relative performance was weighed down by the exposure to corporates, which widened to end the period as coronavirus-related volatility in 2020 overcame the positive performance notched in 2019, with industries that have more market sensitivities like energy and cyclicals trailing most. Further detracting from relative returns was the overweight to securitized products, as the sector was not immune from the market volatility, despite positive performance in 2019. Non-agency MBS, in particular, was a drag on performance from an issue selection basis, as the sector experienced considerable markdowns towards the end of the period – even on high quality legacy holdings that have strong underlying fundamentals. Meanwhile, issue selection favoring higher quality, senior ABS was favorable to returns. As agency MBS spreads widened in 2019 given Fed tapering and prepayment risk lurked around the corner as yields fell, the Fund increased its allocation to the sector at attractive entry points to over 13% by the end of March from around 6% in 2019. This upsized shift benefited Fund performance on the margin as agency MBS spreads retraced on Fed’s unlimited buying instituted in mid-March. Finally, a neutral duration positioning was reduced as rates declined, with a shorter duration profile holding back performance as yields weakened further to historic lows.

The Fund came out of last year and into 2020 positioned relatively defensively, based on an array of late cycle conditions (even before the spread of the coronavirus), including high corporate leverage in the U.S. and slowing global manufacturing, matched with a valuation environment priced, in our view, for much better conditions. Diminished risk appetite was reflected in a more defensive orientation to investment grade corporate issues while high yield and emerging market debt comprised only a small allocation, skewed to more creditworthy issuers, in keeping with the prevailing late-cycle view. Outside of credit, the focus remained on higher quality securitized exposure, bearing seniority in the priority of payments, delivered through amortization and/or otherwise credit-enhanced, with an emphasis on legacy non-agency RMBS, both agency and non-agency CMBS, AAA-rated CLOs and FFELP student loan

7 / Annual Report March 2020

receivables. With the recent market volatility, the opportunity set among spread products has become more attractive and the Fund has consequently repositioned, reflected first in a considerable increase to agency MBS exposure on weakness to over 13% of the Fund’s market value by March month-end from about 6% at the end of 2019. Given the unlimited purchasing power of the Fed, we believe the sector will remain well-supported, with upside potential for spread tightening, at which point harvested gains will be redeployed to other opportunities. For now, corporate credit exposure has increased modestly, with a continued focus on higher quality, high conviction names with “fortress balance sheets” – effectively those companies that will be able to withstand sustained market volatility; these additions have largely been funded through a reduction in the agency CMBS position. The ABS exposure remains focused on government-guaranteed student loans and AAA-rated CLOs, though the positions may be modestly trimmed in favor of longer duration, more discounted opportunities across the securitized market. Finally, duration remains shorter than the Index with yields hovering near record lows. As always, these and future Fund actions will always be undertaken with the consistent value discipline that has characterized our active management approach for more than 20 years.

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	-0.23%	1.93%	1.77%	1.38%	2.60%	3.54%
ICE BofAML 1-3 Year U.S. Treasury Index	3.33%	5.42%	2.70%	1.85%	1.43%	3.28%
MWLIX (Inception: March 31, 2000)	-0.13%	2.14%	1.99%	1.57%	2.80%	3.21%
ICE BofAML 1-3 Year U.S. Treasury Index	3.33%	5.42%	2.70%	1.85%	1.43%	2.92%
MWLNX (Inception: September 22, 2009)	-0.27%	1.90%	1.66%	1.27%	2.45%	3.07%
ICE BofAML 1-3 Year U.S. Treasury Index	3.33%	5.42%	2.70%	1.85%	1.43%	1.45%

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

As market volatility soared and liquidity demands amplified mark-to-market repricing in most sectors during the latter part of the one-year period ending March 31, 2020, the MetWest Strategic Income Bond Fund – I Class (“Fund”) fell 3.61% (net of fees), 791 bps behind the Merrill Lynch 3-Month T-Bill+200 bps. The largest drag on returns came from the allocation to securitized products, as the sector was not immune from pricing dislocations stemming from coronavirus-related volatility in the first quarter of 2020, despite positive performance in 2019. Non-agency MBS, in particular, was a drag on performance from an issue selection basis, as the sector experienced considerable markdowns towards the end of the period – even on high quality legacy holdings that have strong underlying fundamentals, though CMBS andABS exposures also detracted. Meanwhile, another drag on performance came from the exposure to investment grade credit as the abrupt halt in economic activity and uncertainty over the length and severity of the coronavirus outbreak caused severe volatility and dislocation in credit markets (even among more defensive sectors). Furthermore, notwithstanding positive issue selection, the allocation to high yield corporates and emerging markets debt (which was increased on weakness) weighed on returns due to the sectors’ underperformance in the risk-off environment. Finally, the duration position that averaged 1.9 years over the period, was a tailwind to performance as Treasury rates collapsed, with the 10-Year yield falling nearly 195 bps year-over-year.

The Fund came out of last year and into 2020 positioned relatively defensively, based on an array of late cycle conditions (even before the spread of the coronavirus), including high corporate leverage in the U.S. and slowing global manufacturing, matched with a valuation environment priced, in our view, for much better conditions. Diminished risk appetite was reflected in a more defensive orientation to investment grade corporate issues while high yield and emerging market debt comprised only a small allocation, skewed to more creditworthy issuers, in keeping with the prevailing late-cycle view. Outside of credit, the focus remained on higher quality securitized exposure, bearing seniority in the priority of payments, delivered through amortization and/or otherwise credit-enhanced, with an emphasis on legacy non-agency RMBS, both agency and non-agency CMBS, AAA-rated CLOs and FFELP student loan receivables. With the recent market volatility, the opportunity set among spread products has become more attractive and consequent repositioning has been focused on corporate credit additions. Additions have thus far been focused on high quality, high conviction names with “fortress balance sheets” – effectively those companies that will be able to withstand sustained market volatility – while the allocation to high yield corporates and emerging market has also been increased at attractive entry points. These additions have largely been funded through a reduction in the CMBS position. The ABS exposure remains focused on government-guaranteed student loans, and AAA rated CLOs, though these positions were modestly trimmed in favor of longer duration, more discounted opportunities across the securitized market. As always, these and future portfolio actions will always be undertaken with the consistent value discipline that has characterized our active management approach for more than 20 years.

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	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	-6.41%	-3.86%	0.59%	1.01%	3.77%	3.63%
ICE BofAML 3-Month U.S. Treasury Bill Index	2.04%	4.30%	3.84%	3.20%	2.64%	3.42%
MWSIX (Inception: March 31, 2004)	-6.29%	-3.61%	0.85%	1.31%	4.06%	3.09%
ICE BofAML 3-Month U.S. Treasury Bill Index	2.04%	4.30%	3.84%	3.20%	2.64%	3.43%

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) gained 8.16% (net of fees) for the one year period ended March 31, 2020, though this was a 77 bps shortfall to the Bloomberg Barclays U.S.Aggregate Index. Relative performance was weighed down by the overweight to securitized products, as the sector was not immune from pricing dislocations stemming from coronavirus-related volatility in the first quarter of 2020, despite positive performance in 2019. Non-agency MBS, in particular, was a drag on performance from an issue selection basis, as the sector experienced considerable markdowns towards the end of the period – even on high quality legacy holdings that have strong underlying fundamentals. Meanwhile, issue selection favoring higher quality, senior CMBS and ABS was favorable to returns. As agency MBS spreads widened given Fed tapering and prepayment risk lurked around the corner as yields fell, the Fund increased its mortgage basis at attractive entry points, to nearly 50% by end of March 2020 from 25% during the middle of 2019. This upsized shift benefited Fund performance as agency MBS spreads retraced on Fed’s massive buying instituted in mid-March. In terms of credit exposures, the drag from an underweight to outperforming investment grade corporates in 2019 was overcome by spread widening during the first quarter of 2020, resulting in a slight positive for the full year period, with issue selection favoring more defensive sectors like consumer non-cyclicals and communications further contributing. The Fund opportunistically increased its corporate allocation in early March to take advantage of this weakness, moving from an underweight to a small overweight by the end of the period. The small exposure to high yield, however, held back returns as the sector was among the worst performing in the fixed income universe, though an underweight to trailing emerging market debt was additive. Finally, duration positioning had a minimal effect on Fund performance for the period, given that the benefit of a longer duration profile as yields fell in 2019 was offset by a headwind from a relative short position in the first quarter of 2020 as rates declined to historic lows.

Given our late cycle concerns, the Fund was defensively positioned going into this crisis, providing us with ample flexibility to respond to rapidly changing market valuations. Our approach has been to add risk aggressively in high quality sectors that either benefit directly from Fed activity or that are robust enough to survive without assistance. As those sectors recover, we will look to migrate down the quality spectrum to take advantage of expected further dislocation in more credit-sensitive sectors. In the corporate sector, the Fund is now overweight overall, with positioning concentrated among high conviction, high quality names as well as defensive sectors like non-cyclicals, communications, and pharmaceuticals/healthcare. Additions in this cheapening phase are focused on long-dated bonds from issuers with “fortress balance sheets” at now attractive yield premiums as well as Fed-supported assets such as money center banks given potential for very strong returns if spreads tighten. A small position in high yield credit is maintained, with expectations for this to be increased if valuations improve. The securitized products allocation emphasizes agency MBS, with the position upsized as spreads widen. The sector remains attractive given explicit Fed support and potential for tighter spreads, though the position has been and will continue to be trimmed as spreads tighten back in. Among non-agency MBS, the strategy will look for opportunities in longer duration, deeply discounted senior legacy non-agency MBS bonds with solid, stable fundamentals and significant upside. Within CMBS, the agency CMBS was trimmed meaningfully to fund relative value additions in corporate credit, while non-agency CMBS continues to favor single asset single borrower deals. Finally, the ABS exposure remains focused on government-guaranteed student loans, and AAA rated CLOs, though these positions were modestly trimmed in favor of longer duration, more discounted opportunities across the securitized market.

9 / Annual Report March 2020

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	2.41%	7.93%	4.41%	2.97%	4.58%	6.12%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	4.82%	3.35%	3.88%	5.29%
MWTIX (Inception: March 31, 2000)	2.52%	8.16%	4.65%	3.22%	4.81%	5.99%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	4.82%	3.35%	3.88%	5.08%
MWTTX (Inception: March 6, 2020)	—	—	—	—	—	-2.93%[1]
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	—	—	—	—
MWTNX (Inception: December 18, 2009)	2.35%	7.80%	4.30%	2.87%	4.43%	4.61%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	4.82%	3.35%	3.88%	3.86%
MWTSX (Inception: August 1, 2011)	2.54%	8.29%	4.72%	3.29%	—	4.23%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	4.82%	3.35%	—	3.43%
[1]Non-annualized. Cumulative return for the I-2 Class during the period of March 6, 2020 through March 31, 2020.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 1.78% (net of fees) for the one year period ended March 31, 2020, a shortfall of 207 bps to the ICE BofAML 1-Year U.S. Treasury Index. With Treasuries outperforming all spread sectors due to the coronavirus-induced volatility, relative performance was weighed down by the exposure to corporates as short corporate spreads widened with investors selling short to raise cash toward the end of the period. Industries that have more market sensitivities like energy and cyclicals underperformed the most. Further detracting from relative returns was the overweight to securitized products, as the sector was not immune from the market volatility, despite positive performance in 2019. Non-agency MBS, in particular, was a drag on performance from an issue selection basis, as the sector experienced considerable markdowns towards the end of the period – even on high quality legacy holdings that have favorable underlying fundamentals. Meanwhile, issue selection emphasizing higher quality, senior ABS and CMBS was favorable to returns on the margin. The allocation to agency MBS was further additive as the sector overcame underperformance due to Fed tapering in 2019 to outpace fixed income in first quarter 2020 on the Fed’s unlimited buying. Finally, a neutral duration positioning was reduced as rates declined, with a shorter duration profile holding back performance as yields weakened further to historic lows.

The Fund came out of last year and into 2020 positioned relatively defensively, based on an array of late cycle conditions (even before the spread of the coronavirus), including high corporate leverage in the U.S. and slowing global manufacturing, matched with a valuation environment priced, in our view, for much better conditions. Diminished risk appetite was reflected in a more defensive orientation to investment grade corporate issues favoring non-cyclicals and financials. Outside of credit, the focus remained on higher quality securitized exposure, bearing seniority in the priority of payments, delivered through amortization and/or otherwise credit-enhanced, with an emphasis on agency MBS, both agency and non-agency CMBS, FFELP student loan receivables, and legacy non-agency RMBS. With the recent market volatility, the opportunity set among spread products has become more attractive and the Fund has consequently repositioned. The corporate credit exposure has increased slightly, with a continued focus on higher quality, high conviction names with “fortress balance sheets” – effectively those companies that will be able to withstand sustained market volatility; these additions have largely been funded through a reduction in the agency CMBS position. In addition, modest additions were opportunistically made in traditional ABS in autos and credit cards, favoring senior and high quality issues, while a modest exposure is maintained in government-guaranteed student loans. The ABS allocation may be trimmed modestly going forward in favor of longer duration, more discounted opportunities across the securitized market. Agency MBS remains the largest securitized exposure. Given the unlimited purchasing power of the Fed, we believe the sector will remain well-supported, with upside potential for spread tightening, at which point harvested gains will be redeployed to other opportunities. Finally, duration remains shorter than the Index with yields hovering near record lows. As always, these and future Fund actions will always be undertaken with the consistent value discipline that has characterized our active management approach for more than 20 years.

Annual Report March 2020 / 10

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.41%	1.85%	1.63%	1.24%	2.04%	1.87%
ICE BofAML 1-Year U.S. Treasury Note Index	2.31%	3.85%	2.30%	1.57%	0.98%	1.75%
MWUIX (Inception: July 31, 2004)	0.26%	1.78%	1.80%	1.36%	2.20%	1.70%
ICE BofAML 1-Year U.S. Treasury Note Index	2.31%	3.85%	2.30%	1.57%	0.98%	1.81%

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

As market volatility soared and liquidity demands amplified mark-to-market repricing in most sectors during the latter part of the one-year period ending March 31, 2020, the MetWest Unconstrained Bond Fund – I Class (“Fund”) fell 2.11% (net of fees), 437 bps behind the Merrill Lynch U.S. LIBOR 3-Month Average Index (“Index”). The largest drag on returns came from the allocation to securitized products, as the sector was not immune from pricing dislocations stemming from coronavirus-related volatility in the first quarter of 2020, despite positive performance in 2019. Non-agency MBS, in particular, was a drag on performance from an issue selection basis, as the sector experienced considerable markdowns towards the end of the period – even on high quality legacy holdings that have strong underlying fundamentals. As agency MBS spreads widened given Fed tapering and prepayment risk lurked around the corner as yields fell, the Fund increased its mortgage basis at attractive entry points, from a minimal exposure to nearly 7% by the end of March 2020. This upsized shift benefited Fund performance as agency MBS spreads retraced on Fed’s massive buying instituted in mid-March. Meanwhile, another drag on performance came from the exposure to investment grade credit as the abrupt halt in economic activity and uncertainty over the length and severity of the coronavirus outbreak caused severe volatility and dislocation in credit markets (even among more defensive sectors). Furthermore, notwithstanding positive issue selection, the small position in high yield corporates and emerging markets debt weighed on returns due to the sectors’ underperformance in the risk-off environment. Finally, the duration position of approximately 1.7 years was a tailwind to performance as Treasury rates collapsed, with the 10-Year yield falling nearly 195 bps year-over-year.

The Fund came out of last year and into 2020 positioned relatively defensively, based on an array of late cycle conditions (even before the spread of the coronavirus), including high corporate leverage in the U.S. and slowing global manufacturing, matched with a valuation environment priced, in our view, for much better conditions. Diminished risk appetite was reflected in a more defensive orientation to investment grade corporate issues while high yield and emerging market debt comprised only a small allocation, skewed to more creditworthy issuers, in keeping with the prevailing late-cycle view. Outside of credit, the focus remained on higher quality securitized exposure, bearing seniority in the priority of payments, delivered through amortization and/or otherwise credit-enhanced, with an emphasis on legacy non-agency RMBS, both agency and non-agency CMBS, AAA-rated CLOs and FFELP student loan receivables. With the recent market volatility, the opportunity set among spread products has become more attractive and the Fund has consequently repositioned, reflected first in a considerable increase to agency MBS exposure on weakness to nearly 7% of the portfolio’s market value by March month-end. Given the unlimited purchasing power of the Fed, we believe the sector will remain well-supported, with upside potential for spread tightening, at which point harvested gains will be redeployed to other opportunities. For now, corporate credit exposure has also increased, with a continued focus on high quality, high conviction names with “fortress balance sheets” – effectively those companies that will be able to withstand sustained market volatility; these additions have largely been funded through a reduction in the CMBS position. Finally, the ABS exposure remains focused on government-guaranteed student loans, and AAA rated CLOs, though these positions were modestly trimmed in favor of longer duration, more discounted opportunities across the securitized market. As always, these and future portfolio actions will always be undertaken with the consistent value discipline that has characterized our active management approach for more than 20 years.

11 / Annual Report March 2020

	Performance Through March 31, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	-5.30%	-2.47%	0.97%	1.39%	—	4.36%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.98%	2.26%	2.04%	1.46%	—	0.99%
MWCIX (Inception: October 1, 2011)	-5.10%	-2.11%	1.30%	1.71%	—	4.64%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.98%	2.26%	2.04%	1.46%	—	0.99%
MWCPX (Inception: March 6, 2020)	—	—	—	—	—	-6.88%[1]
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index	—	—	—	—	—	—
[1]Non-annualized. Cumulative return for the Plan Class during the period of March 6, 2020 through March 31, 2020.

A Disciplined Value Philosophy

The start of 2020 presented unprecedented challenges in terms of volatility and liquidity, as market sentiments quickly turned and resulted in a very disruptive reversal in pricing. As a result of this episode, with late-cycle conditions taken over by what are expected to be substantial coronavirus-induced contractionary forces, TCW has been diligently “re-underwriting” its client portfolio exposures to ensure adequate protection and appropriate valuation. In short, our approach remains unchanged, steeped in fundamental analysis and abundantly aware of the asymmetric risks faced by bond investors, a key driver of the MetWest Funds’ full-cycle approach. Most importantly, the discipline to vary the risk budgets in accordance with market conditions and valuations, we believe, has delivered and will continue to deliver to our investors.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The HighYield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including leverage risk. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of April 2020, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

Annual Report March 2020 / 12

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.tcw.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were -9.36% and 12.05%, respectively. The graph assumes that distributions were reinvested.

Metropolitan West Corporate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Corporate Bond Fund Class M with the performance of the U.S. Corporate Index. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class M were 9.19% and 9.71%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested.

13 / Annual Report March 2020

The inception date for the Metropolitan West Corporate Bond Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class I were 9.46% and 9.99%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Corporate Bond Fund Class I shares would have been valued at $11,816.

Metropolitan West Flexible Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Flexible Income Fund Class M with the performance of the U.S. Corporate Index. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class M were 9.82% and 15.45%, respectively. The inception date for Class M was November 20, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Flexible Income Fund Class I was November 20, 2018. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class I were 10.14% and 15.69%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Flexible Income Fund Class I shares would have been valued at $12,142.

Metropolitan West Floating Rate Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the S&P/LSTA Leveraged Loan Index. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class M were -5.36% and 2.15%, respectively. The inception date for Class M was June 28, 2013. The graph assumes that distributions were reinvested.

Annual Report March 2020 / 14

The inception date for the Metropolitan West Floating Rate Income Fund Class I was June 28, 2013. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class I were -5.17% and 2.35%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class I shares would have been valued at $11,701.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap Index. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were -0.06% and 4.65%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West High Yield Bond Fund Class I, the one year and average annual 10 year total returns were 0.19% and 4.90%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $16,130.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were 5.27% and 3.66%, respectively. The graph assumes that distributions were reinvested.

15 / Annual Report March 2020

For the Metropolitan West Intermediate Bond Fund Class I, the one year and average annual 10 year total returns were 5.60% and 3.89%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $14,653.

Metropolitan West Investment Grade Credit Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class M with the performance of the U.S. Intermediate Credit Index. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class M were 4.80% and 7.90%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested

The inception date for the Metropolitan West Investment Grade Credit Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class I were 5.02% and 8.12%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class I shares would have been valued at $11,468.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the ICE BofAML 1-3 Year U.S.Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 1.93% and 2.60%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns were 2.14% and 2.80%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $13,176.

Annual Report March 2020 / 16

For the Metropolitan West Low Duration Bond Fund Administrative Class, the one year and average annual 10 year total returns were 1.90% and 2.45%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $12,736.

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the ICE BofAML 3-Month U.S. Treasury Bill Index. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were -3.86% and 3.77%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Strategic Income Fund Class I, the one year and average annual 10 year total returns were -3.61% and 4.06%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $14,885.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 7.93% and 4.58%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns were 8.16% and 4.81%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $16,004.

17 / Annual Report March 2020

The inception date for the Metropolitan West Total Return Bond Fund Class I-2 was March 6, 2020. The since inception total return for the Metropolitan West Total Return Bond Fund Class I-2 was -2.93%. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I-2 shares would have been valued at $9,707.

For the Metropolitan West Total Return Bond Fund Administrative Class, the one year and average annual 10 year total returns were 7.80% and 4.43%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $15,421.

The inception date for the Metropolitan West Total Return Bond Fund Plan Class was August 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Plan Class were 8.29% and 4.23%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $14,325.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the ICE BofAML 1-Year U.S. Treasury Note Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were 1.85% and 2.04%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Ultra Short Bond Fund Class I, the one year and average annual 10 year total returns were 1.78% and 2.20%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $12,435.

Annual Report March 2020 / 18

Metropolitan West Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class M were -2.47% and 4.36%, respectively. The inception date for Class M was October 1, 2011. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Unconstrained Bond Fund Class I was October 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were -2.11% and 4.64%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $14,710.

The inception date for the Metropolitan West Unconstrained Bond Fund Plan Class was March 6, 2020. The since inception total return for the Metropolitan West Unconstrained Bond Fund Plan Class was -6.88%. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Plan Class shares would have been valued at $9,312.

19 / Annual Report March 2020

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended March 31, 2020

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/19	Ending Account Value 03/31/20	Expense Ratio[1]	Expenses Paid During Period[2]

ALPHATRAK 500 FUND

Actual Fund Return	$1,000.00	$ 851.60	0.90%	$4.17

Hypothetical 5% Return	$1,000.00	$1,020.50	0.90%	$4.55

CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,008.40	0.75%	$3.77
Class I	$1,000.00	$1,009.70	0.50%	$2.51
Hypothetical 5% Return
Class M	$1,000.00	$1,021.25	0.75%	$3.79
Class I	$1,000.00	$1,022.50	0.50%	$2.53

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

Annual Report March 2020 / 20

	Beginning Account Value 10/01/19	Ending Account Value 03/31/20	Expense Ratio[1]	Expenses Paid During Period[2]

FLEXIBLE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,024.50	0.80%	$4.05
Class I	$1,000.00	$1,025.40	0.55%	$2.78
Hypothetical 5% Return
Class M	$1,000.00	$1,021.00	0.80%	$4.04
Class I	$1,000.00	$1,022.25	0.55%	$2.78

FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$ 922.20	0.90%	$4.32
Class I	$1,000.00	$ 924.00	0.70%	$3.37
Hypothetical 5% Return
Class M	$1,000.00	$1,020.50	0.90%	$4.55
Class I	$1,000.00	$1,021.50	0.70%	$3.54

HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 957.70	0.85%	$4.16
Class I	$1,000.00	$ 957.90	0.60%	$2.94
Hypothetical 5% Return
Class M	$1,000.00	$1,020.75	0.85%	$4.29
Class I	$1,000.00	$1,022.00	0.60%	$3.03

INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,015.00	0.70%	$3.53
Class I	$1,000.00	$1,017.10	0.48%	$2.42
Hypothetical 5% Return
Class M	$1,000.00	$1,021.50	0.70%	$3.54
Class I	$1,000.00	$1,022.60	0.48%	$2.43

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

21 / Annual Report March 2020

	Beginning Account Value 10/01/19	Ending Account Value 03/31/20	Expense Ratio[1]	Expenses Paid During Period[2]

INVESTMENT GRADE CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$ 997.10	0.70%	$ 3.49
Class I	$1,000.00	$ 998.10	0.49%	$ 2.45
Hypothetical 5% Return
Class M	$1,000.00	$1,021.50	0.70%	$ 3.54
Class I	$1,000.00	$1,022.55	0.49%	$ 2.48

LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 997.70	0.62%	$ 3.10
Class I	$1,000.00	$ 998.70	0.41%	$ 2.05
Administrative Class	$1,000.00	$ 997.30	0.72%	$ 3.60
Hypothetical 5% Return
Class M	$1,000.00	$1,021.90	0.62%	$ 3.13
Class I	$1,000.00	$1,022.95	0.41%	$ 2.07
Administrative Class	$1,000.00	$1,021.40	0.72%	$ 3.64

STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$ 935.90	2.35%	$11.37
Class I	$1,000.00	$ 937.10	2.10%	$10.17
Hypothetical 5% Return
Class M	$1,000.00	$1,013.25	2.35%	$11.83
Class I	$1,000.00	$1,014.50	2.10%	$10.58

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

Annual Report March 2020 / 22

	Beginning Account Value 10/01/19	Ending Account Value 03/31/20	Expense Ratio	Expenses Paid During Period

TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,024.10	0.67%[1]	$3.39[2]
Class I	$1,000.00	$1,025.20	0.45%[1]	$2.28[2]
Class I-2	$1,000.00[3]	$ 970.70	0.33%[4]	$0.20[5]
Administrative Class	$1,000.00	$1,023.50	0.78%[1]	$3.95[2]
Plan Class	$1,000.00	$1,025.40	0.37%[1]	$1.87[2]
Hypothetical 5% Return
Class M	$1,000.00	$1,021.65	0.67%[1]	$3.39[2]
Class I	$1,000.00	$1,022.75	0.45%[1]	$2.28[2]
Class I-2	$1,000.00[3]	$1,002.93	0.33%[4]	$0.21[5]
Administrative Class	$1,000.00	$1,021.10	0.78%[1]	$3.94[2]
Plan Class	$1,000.00	$1,023.15	0.37%[1]	$1.87[2]

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

[3]	The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.
[4]	Annualized, based on the Fund’s expenses for the period between March 6, 2020 (the commencement date of the Class I-2) and March 31, 2020.
[5]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 25 days of expenses, then divided by 366 (to reflect the period shown between March 6, 2020 and March 31, 2020).

	Beginning Account Value 10/01/19	Ending Account Value 03/31/20	Expense Ratio[1]	Expenses Paid During Period[2]

ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,004.10	0.50%	$2.51
Class I	$1,000.00	$1,002.60	0.34%	$1.70
Hypothetical 5% Return
Class M	$1,000.00	$1,022.50	0.50%	$2.53
Class I	$1,000.00	$1,023.30	0.34%	$1.72

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

23 / Annual Report March 2020

	Beginning Account Value 10/01/19	Ending Account Value 03/31/20	Expense Ratio	Expenses Paid During Period

UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 947.00	1.01%[1]	$4.92[2]
Class I	$1,000.00	$ 949.00	0.75%[1]	$3.65[2]
Plan Class	$1,000.00[3]	$ 931.20	0.68%[4]	$0.41[5]
Hypothetical 5% Return
Class M	$1,000.00	$1,019.95	1.01%[1]	$5.10[2]

Class I	$1,000.00	$1,021.25	0.75%[1]	$3.79[2]

Plan Class	$1,000.00[3]	$1,002.71	0.68%[4]	$0.43[5]

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

[3]	The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.
[4]	Annualized, based on the Fund’s expenses for the period between March 6, 2020 (the commencement date of the Plan Class) and March 31, 2020.
[5]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 25 days of expenses, then divided by 366 (to reflect the period shown between March 6, 2020 and March 31, 2020).

Annual Report March 2020 / 24

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2020

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND
Sector Diversification
Corporate Bonds	36.13%
Money Market Funds	17.41%
Asset-Backed Securities	9.32%
U.S. Treasury Bills	9.31%
Non-Agency Mortgage-Backed	8.29%
Mutual Funds	8.24%
Non-Agency Commercial Mortgage-Backed	4.90%
U.S. Treasury Securities	4.32%
U.S. Agency Commercial Mortgage-Backed	2.53%
Commercial Paper	0.45%
U.S. Agency Mortgage-Backed	0.16%
Other*	(1.06)%
Total	100.00%

CORPORATE BOND FUND
Sector Diversification
Corporate Bonds	60.44%
Money Market Funds	25.45%
U.S. Agency Mortgage-Backed	7.95%
Non-Agency Commercial Mortgage-Backed	5.43%
U.S. Agency Commercial Mortgage-Backed	2.89%
Municipal Bonds	1.69%
U.S. Treasury Bills	0.55%
U.S. Treasury Securities	0.52%
Commercial Paper	0.30%
Other*	(5.22)%
Total	100.00%

FLEXIBLE INCOME FUND
Sector Diversification
Corporate Bonds	26.87%
Money Market Funds	17.14%
Non-Agency Commercial Mortgage-Backed	17.13%
Non-Agency Mortgage-Backed	12.88%
Asset-Backed Securities	9.12%
U.S. Agency Commercial Mortgage-Backed	7.64%
U.S. Agency Mortgage-Backed	7.54%
Municipal Bonds	0.97%
U.S. Treasury Bills	0.30%
Commercial Paper	0.22%
Other *	0.19%
Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification
Bank Loans	81.13%
Money Market Funds	14.03%
Corporate Bonds	9.99%
U.S. Treasury Bills	3.90%
Municipal Bonds	0.16%
Other *	(9.21)%
Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification
Corporate Bonds	74.03%
Bank Loans	16.25%
Money Market Funds	6.17%
Non-Agency Mortgage-Backed	4.70%
Municipal Bonds	0.46%
Non-Agency Commercial Mortgage-Backed	0.46%
U.S. Treasury Bills	0.38%
Common Stock	0.01%
Warrant	0.00%
Other *	(2.46)%
Total	100.00%

25 / Annual Report March 2020

INTERMEDIATE BOND FUND
Sector Diversification
Corporate Bonds	35.87%
U.S. Agency Mortgage-Backed	25.60%
U.S. Treasury Securities	22.44%
Money Market Funds	8.33%
Asset-Backed Securities	5.44%
Non-Agency Mortgage-Backed	5.42%
U.S. Treasury Bills	5.25%
Non-Agency Commercial Mortgage-Backed	3.03%
Foreign Government Obligations	2.66%
Bank Loans	1.35%
Municipal Bonds	1.34%
U.S. Agency Commercial Mortgage-Backed	0.81%
Commercial Paper	0.27%
U.S. Agency Securities	0.03%
Common Stock	0.00%
Other *	(17.84)%
Total	100.00%

INVESTMENT GRADE CREDIT FUND
Sector Diversification
Corporate Bonds	54.01%
Money Market Funds	11.66%
U.S. Agency Mortgage-Backed	10.29%
Asset-Backed Securities	8.94%
U.S. Agency Commercial Mortgage-Backed	5.36%
Non-Agency Mortgage-Backed	4.30%
Non-Agency Commercial Mortgage-Backed	4.14%
Municipal Bonds	1.14%
U.S. Treasury Bills	0.37%
Commercial Paper	0.27%
Other *	(0.48)%
Total	100.00%

LOW DURATION BOND FUND
Sector Diversification
Corporate Bonds	32.92%
U.S. Agency Mortgage-Backed	14.97%
U.S. Treasury Bills	10.22%
Asset-Backed Securities	9.98%
Non-Agency Commercial Mortgage-Backed	9.46%
Money Market Funds	9.15%
Non-Agency Mortgage-Backed	7.45%
U.S. Agency Discount Notes	4.71%
U.S. Agency Commercial Mortgage-Backed	3.44%
Foreign Government Obligations	2.67%
Bank Loans	1.47%
U.S. Treasury Securities	1.33%
Commercial Paper	0.19%
Common Stock	0.00%
Purchased Swaptions	0.00%
Written Swaptions	0.00%
Other *	(7.96)%
Total	100.00%

STRATEGIC INCOME FUND
Sector Diversification
Corporate Bonds	36.14%
Non-Agency Mortgage-Backed	28.93%
Asset-Backed Securities	13.02%
U.S. Agency Commercial Mortgage-Backed	4.59%
Non-Agency Commercial Mortgage-Backed	4.41%
U.S. Agency Mortgage-Backed	3.69%
Foreign Government Obligations	2.90%
Money Market Funds	2.77%
Municipal Bonds	1.07%
Commercial Paper	0.94%
U.S. Treasury Bills	0.60%
Other *	0.94%
Total	100.00%

Annual Report March 2020 / 26

TOTAL RETURN BOND FUND
Sector Diversification
U.S. Agency Mortgage-Backed	49.65%
Corporate Bonds	28.27%
U.S. Treasury Securities	12.62%
Money Market Funds	8.76%
Non-Agency Mortgage-Backed	6.00%
Asset-Backed Securities	4.22%
Foreign Government Obligations	3.41%
U.S. Agency Discount Notes	1.49%
Non-Agency Commercial Mortgage-Backed	1.30%
U.S. Treasury Bills	1.27%
Municipal Bonds	1.22%
Bank Loans	1.20%
Commercial Paper	0.41%
U.S. Agency Commercial Mortgage-Backed	0.31%
Common Stock	0.00%
Written Options	(0.01)%
Other *	(20.12)%
Total	100.00%

ULTRA SHORT BOND FUND
Sector Diversification
Corporate Bonds	21.44%
U.S. Treasury Bills	19.01%
U.S. Treasury Securities	16.43%
U.S. Agency Mortgage-Backed	12.86%
Money Market Funds	11.07%
Asset-Backed Securities	7.02%
U.S. Agency Commercial Mortgage-Backed	3.23%
Non-Agency Commercial Mortgage-Backed	3.16%
Non-Agency Mortgage-Backed	2.53%
Foreign Government Obligations	2.43%
Commercial Paper	0.29%
Other *	0.53%
Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification
Corporate Bonds	35.30%
Non-Agency Mortgage-Backed	24.09%
Asset-Backed Securities	13.56%
U.S. Agency Mortgage-Backed	8.48%
Non-Agency Commercial Mortgage-Backed	6.44%
Foreign Government Obligations	4.32%
Money Market Funds	4.26%
U.S. Agency Commercial Mortgage-Backed	3.86%
Municipal Bonds	1.76%
Bank Loans	1.47%
Commercial Paper	0.60%
U.S. Treasury Bills	0.57%
Common Stock	0.00%
Other *	(4.71)%
Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to the annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

27 / Annual Report March 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BONDS – 65.65%
ASSET-BACKED SECURITIES — 9.32%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
1.65%	07/25/56	[1,2]	$16,262	$15,448
AMMC CLO XIV Ltd., Series 2014-14A,
Class A1LR (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
3.04%	07/25/29	[1,2,3]	35,000	33,737
Atrium XII, Series 12A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.83%)
2.63%	04/22/27	[1,2,3]	90,000	87,456
Barings BDC Static CLO Ltd.,
Series 2019-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
2.85%	04/15/27	[1,2,3]	52,512	48,521
Barings CLO Ltd., Series 2013-IA,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
2.62%	01/20/28	[1,2,3]	75,000	70,803
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
2.77%	07/20/29	[1,2,3]	85,000	81,837
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.50%	01/25/35	[1,2]	11,928	10,742
BlueMountain CLO Ltd., Series 2013-2A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.18%)
2.98%	10/22/30	[1,2,3]	50,000	48,300
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
2.88%	02/25/35	[1]	215,000	209,331
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
2.73%	04/15/29	[1,2,3]	50,000	47,975
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
2.44%	04/25/35	[1]	3,125	2,945
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
2.00%	03/25/36	[1]	33,257	32,891

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Higher Education Funding I, Series 2014-1,
Class A
(LIBOR USD 3-Month plus 1.05%)
2.73%	05/25/34	[1,2]	$168,254	$164,800
LCM XIII LP, Series 2013A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
2.96%	07/19/27	[1,2,3]	80,000	77,578
Madison Park Funding XXX Ltd.,
Series 2018-30A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
2.58%	04/15/29	[1,2,3]	100,000	96,440
Magnetite XXI Ltd., Series 2019-21A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
3.10%	04/20/30	[1,2,3]	85,000	81,830
Navient Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.51%)
1.46%	06/25/31	[1]	109,280	106,595
Navient Student Loan Trust, Series 2016-7A,
Class A
(LIBOR USD 1-Month plus 1.15%)
2.10%	03/25/66	[1,2]	79,566	77,050
Navient Student Loan Trust, Series 2017-2A,
Class A
(LIBOR USD 1-Month plus 1.05%)
2.00%	12/27/66	[1,2]	73,504	72,138
Navient Student Loan Trust, Series 2017-4A,
Class A2
(LIBOR USD 1-Month plus 0.50%)
1.45%	09/27/66	[1,2]	96,232	94,465
Nelnet Student Loan Trust, Series 2014-3A,
Class A
(LIBOR USD 1-Month plus 0.58%)
1.53%	06/25/41	[1,2]	17,614	16,298
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
2.69%	10/25/41	[1]	11,305	10,558
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
LIBOR USD 3-Month
2.54%	01/29/46	[1]	8,232	8,145
PHEAA Student Loan Trust, Series 2016-1A,
Class A
(LIBOR USD 1-Month plus 1.15%)
2.10%	09/25/65	[1,2]	78,162	73,567
SLM Student Loan Trust, Series 2003-10A,
Class A3
(LIBOR USD 3-Month plus 0.47%)
1.21%	12/15/27	[1,2]	47,167	46,778

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 28

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2003-11,
Class A6
(LIBOR USD 3-Month plus 0.55%)
1.29%	12/15/25	[1,2]	$50,556	$49,988
SLM Student Loan Trust, Series 2004-1,
Class A4
(LIBOR USD 3-Month plus 0.26%)
2.05%	10/27/25	[1]	65,001	64,120
SLM Student Loan Trust, Series 2005-4,
Class A3
(LIBOR USD 3-Month plus 0.12%)
1.91%	01/25/27	[1]	87,689	86,018
SLM Student Loan Trust, Series 2005-5,
Class A4
(LIBOR USD 3-Month plus 0.14%)
1.93%	10/25/28	[1]	165,569	162,246
SLM Student Loan Trust, Series 2005-8,
Class A4
(LIBOR USD 3-Month plus 0.55%)
2.34%	01/25/28	[1]	33,242	33,109
SLM Student Loan Trust, Series 2007-6,
Class A4
(LIBOR USD 3-Month plus 0.38%)
2.17%	10/25/24	[1]	28,872	28,536
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
3.49%	07/25/23	[1]	130,398	123,284
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
2.89%	07/25/23	[1]	173,282	169,036
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
3.29%	04/25/23	[1]	48,772	48,349
SLM Student Loan Trust, Series 2011-1,
Class A1
(LIBOR USD 1-Month plus 0.52%)
1.47%	03/25/26	[1]	6,940	6,936
SLM Student Loan Trust, Series 2011-2,
Class A1
(LIBOR USD 1-Month plus 0.60%)
1.55%	11/25/27	[1]	5,022	4,992
SLM Student Loan Trust, Series 2012-1,
Class A3
(LIBOR USD 1-Month plus 0.95%)
1.90%	09/25/28	[1]	168,022	161,482
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
1.65%	01/25/29	[1]	96,766	92,695

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
1.50%	06/25/43	[1]	$6,960	$6,724
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.06%	07/17/28	[1,2,3]	35,000	34,192
Voya CLO Ltd., Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
2.51%	07/25/26	[1,2,3]	20,707	20,367

Total Asset-Backed Securities
(Cost $2,789,999)				2,708,302

CORPORATES — 36.13%*
Banking — 4.62%
Bank of America Corp.
2.74%	01/23/22	[4]	325,000	326,036
3.00%	12/20/23	[4]	91,000	92,971
JPMorgan Chase & Co.
3.21%	04/01/23	[4]	200,000	203,620
(LIBOR USD 3-Month plus 0.68%)
2.26%	06/01/21	[1]	75,000	74,559
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	200,000	197,993
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[3]	75,000	74,653
3.13%	01/08/21	[3]	125,000	124,681
Wells Fargo Bank N.A. (BKNT)
2.08%	09/09/22	[4]	250,000	248,904

				1,343,417

Communications — 2.12%
AT&T, Inc.
(LIBOR USD 3-Month plus 1.18%)
1.96%	06/12/24	[1]	175,000	162,751
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30	[2]	25,000	24,750
4.50%	05/01/32	[2]	19,000	18,553
5.38%	06/01/29	[2]	14,000	14,464
CSC Holdings LLC
5.38%	02/01/28	[2]	5,000	5,135
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	10/15/24	[2,3]	20,000	12,794
9.75%	07/15/25	[2,3]	61,000	38,694
Level 3 Financing, Inc.
4.63%	09/15/27	[2]	13,000	12,993
5.38%	05/01/25		12,000	12,120

See accompanying Notes to Financial Statements.

29 / Annual Report March 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Corp.
7.88%	09/15/23		$3,000	$3,312
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[2]	136,875	136,704
4.74%	03/20/25	[2]	50,000	51,437
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[2,3]	5,000	5,029
Vodafone Group PLC (United Kingdom)
(LIBOR USD 3-Month plus 0.99%)
2.83%	01/16/24	[1,3]	125,000	117,962

				616,698

Consumer Discretionary — 0.72%
BAT Capital Corp.
2.76%	08/15/22		165,000	162,364
Constellation Brands, Inc.
(LIBOR USD 3-Month plus 0.70%)
2.39%	11/15/21	[1]	50,000	47,145

				209,509

Electric — 2.78%
Dominion Energy, Inc., Series B
2.75%	09/15/22		150,000	149,372
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	50,000	53,296
6.40%	09/15/20	[2]	100,000	102,238
Evergy, Inc.
4.85%	06/01/21		100,000	101,092
NextEra Energy Capital Holdings, Inc.
2.40%	09/01/21		30,000	29,996
(LIBOR USD 3-Month plus 0.48%)
2.23%	05/04/21	[1]	55,000	54,069
(LIBOR USD 3-Month plus 0.55%)
2.16%	08/28/21	[1]	40,000	39,200
PNM Resources, Inc.
3.25%	03/09/21		175,000	176,164
Puget Energy, Inc.
6.50%	12/15/20		100,000	102,141

				807,568

Energy — 0.61%
Antero Resources Corp.
5.00%	03/01/25		28,000	10,570
5.13%	12/01/22		11,000	5,779
5.63%	06/01/23		15,000	6,375
Cheniere Energy Partners LP
5.25%	10/01/25		5,000	4,637

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Energy Transfer Operating LP
5.50%	06/01/27		$12,000	$10,489
NGPL Pipe Co. LLC
4.38%	08/15/22	[2]	100,000	95,554
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.88%	01/15/29		4,000	3,261
Transocean Phoenix 2 Ltd. (Cayman Islands)
7.75%	10/15/24	[2,3]	14,700	12,807
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[2,3]	5,010	4,096
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[2,3]	18,000	14,705
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[2,3]	2,800	2,264
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		5,000	3,153
6.88%	09/01/27		5,000	3,200

				176,890

Entertainment — 0.03%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[2]	11,000	9,851

Finance — 8.47%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
4.45%	12/16/21	[3]	150,000	138,050
Air Lease Corp.
2.25%	01/15/23		75,000	62,394
3.50%	01/15/22		65,000	58,792
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[2,3]	5,000	4,328
5.25%	05/15/24	[2,3]	5,000	3,968
BMW U.S. Capital LLC
(LIBOR USD 3-Month plus 0.38%)
2.28%	04/06/20	[1,2]	60,000	59,975
Citigroup, Inc.
2.88%	07/24/23	[4]	225,000	225,973
(LIBOR USD 3-Month plus 0.95%)
2.75%	07/24/23	[1]	30,000	28,351
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
2.59%	02/15/22	[1,2]	150,000	139,069

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 30

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Ford Motor Credit Co. LLC
3.20%	01/15/21		$160,000	$156,000
3.81%	10/12/21		35,000	33,753
5.75%	02/01/21		75,000	73,500
5.88%	08/02/21		80,000	78,800
(LIBOR USD 3-Month plus 0.79%)
1.57%	06/12/20	[1]	15,000	14,556
(LIBOR USD 3-Month plus 0.81%)
2.18%	04/05/21	[1]	45,000	40,541
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[3]	420,000	418,001
General Motors Financial Co., Inc.
4.20%	11/06/21		60,000	56,387
4.38%	09/25/21		135,000	124,396
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[4]	170,000	171,101
Goldman Sachs Group, Inc. (The) (MTN)
(LIBOR USD 3-Month plus 1.60%)
3.21%	11/29/23	[1]	75,000	72,736
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
2.73%	07/22/22	[1]	200,000	194,685
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,4]	75,000	74,644
4.36%	08/01/24	[2,3,4]	75,000	75,454
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[2,3]	175,000	152,106
5.25%	08/15/22	[2,3]	5,000	4,525

				2,462,085

Food — 0.95%
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
1.82%	10/09/20	[1]	60,000	59,170
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[2,3]	5,000	5,190
Kraft Heinz Foods Co.
4.00%	06/15/23		150,000	151,452
Pilgrim’s Pride Corp.
5.88%	09/30/27	[2]	5,000	5,032
Post Holdings, Inc.
4.63%	04/15/30	[2]	5,000	4,825
Tyson Foods, Inc.
(LIBOR USD 3-Month plus 0.45%)
2.15%	08/21/20	[1]	50,000	49,906

				275,575

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Gaming — 0.13%
Churchill Downs, Inc.
4.75%	01/15/28	[2]	$10,000	$8,756
5.50%	04/01/27	[2]	31,000	29,278

				38,034

Health Care — 4.77%
AbbVie, Inc.
3.75%	11/14/23		125,000	129,749
Allergan Funding SCS (Luxembourg)
3.45%	03/15/22	[3]	50,000	51,957
Allergan Sales LLC
5.00%	12/15/21	[2]	40,000	41,473
Bausch Health Americas, Inc.
9.25%	04/01/26	[2]	5,000	5,328
Bausch Health Cos., Inc. (Canada)
5.75%	08/15/27	[2,3]	10,000	10,351
7.00%	03/15/24	[2,3]	95,000	97,375
Bayer U.S. Finance II LLC
2.20%	07/15/22	[2]	150,000	145,709
2.75%	07/15/21	[2]	90,000	89,124
3.88%	12/15/23	[2]	50,000	51,261
Becton Dickinson and Co.
3.25%	11/12/20		100,000	99,501
Centene Corp.
3.38%	02/15/30	[2]	3,000	2,797
5.38%	08/15/26	[2]	10,000	10,313
Cigna Corp., Series WI
(LIBOR USD 3-Month plus 0.65%)
1.49%	09/17/21	[1]	100,000	96,026
CVS Health Corp.
4.00%	12/05/23		125,000	130,642
(LIBOR USD 3-Month plus 0.72%)
1.72%	03/09/21	[1]	32,000	31,346
Encompass Health Corp.
4.75%	02/01/30		20,000	19,711
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[2]	100,000	103,720
HCA, Inc.
5.00%	03/15/24		75,000	77,826
5.88%	02/01/29		7,000	7,429
Hologic, Inc.
4.63%	02/01/28	[2]	2,000	2,010
Humana, Inc.
3.85%	10/01/24		130,000	132,436
Tenet Healthcare Corp.
4.63%	07/15/24		10,000	9,600

See accompanying Notes to Financial Statements.

31 / Annual Report March 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
1.80%	03/19/21	[1]	$40,000	$39,522

				1,385,206

Industrials — 1.47%
BAE Systems Holdings, Inc.
2.85%	12/15/20	[2]	100,000	99,748
Bemis Co., Inc.
4.50%	10/15/21	[2]	160,000	166,737
Berry Global, Inc.
4.88%	07/15/26	[2]	11,000	11,172
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
2.12%	05/05/26	[1]	30,000	24,391
(LIBOR USD 3-Month plus 0.48%)
2.17%	08/15/36	[1]	75,000	57,206
General Electric Co., Series NOTZ
(LIBOR USD 3-Month plus 1.00%)
2.83%	04/15/23	[1]	50,000	48,727
Matthews International Corp.
5.25%	12/01/25	[2]	6,000	5,348
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[2]	5,000	4,637
Sealed Air Corp.
4.00%	12/01/27	[2]	5,000	4,701
Trivium Packaging Finance BV (Netherlands)
5.50%	08/15/26	[2,3]	5,000	5,025

				427,692

Information Technology — 1.56%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.63%	01/15/24		40,000	40,070
Broadcom, Inc.
3.13%	04/15/21	[2]	125,000	123,676
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[2]	5,000	4,700
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	95,000	95,012
NXP BV/NXP Funding LLC (Netherlands)
4.13%	06/01/21	[2,3]	160,000	161,575
4.63%	06/01/23	[2,3]	10,000	10,333
SS&C Technologies, Inc.
5.50%	09/30/27	[2]	16,000	16,765

				452,131

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 0.10%
Allstate Corp. (The)
(LIBOR USD 3-Month plus 0.43%)
1.80%	03/29/21	[1]	$30,000	$29,292

Materials — 0.52%
Georgia-Pacific LLC
5.40%	11/01/20	[2]	50,000	51,271
International Flavors & Fragrances, Inc.
3.40%	09/25/20		100,000	100,433

				151,704

Real Estate Investment Trust (REIT) — 4.14%
Boston Properties LP
4.13%	05/15/21		150,000	152,644
Camden Property Trust
2.95%	12/15/22		55,000	55,073
CubeSmart LP
4.80%	07/15/22		75,000	75,786
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		140,000	134,490
Essex Portfolio LP
3.63%	08/15/22		100,000	99,219
5.20%	03/15/21		50,000	50,830
GLP Capital LP/GLP Financing II, Inc.
5.38%	11/01/23		85,000	77,609
Healthcare Realty Trust, Inc.
3.75%	04/15/23		150,000	149,999
Healthpeak Properties, Inc.
4.25%	11/15/23		60,000	56,806
Kimco Realty Corp.
3.40%	11/01/22		100,000	98,225
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.50%	01/15/28		6,000	5,151
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
2.67%	08/16/21	[1]	100,000	97,340
WEA Finance LLC
3.15%	04/05/22	[2]	50,000	48,696
Welltower, Inc.
3.75%	03/15/23		100,000	100,825

				1,202,693

Retail — 0.20%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[2,3]	30,000	29,696
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
2.54%	04/17/20	[1]	17,000	16,996

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 32

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail (continued)
Rite Aid Corp.
6.13%	04/01/23	[2]	$13,000	$11,278

				57,970

Services — 0.89%
GFL Environmental, Inc. (Canada)
5.13%	12/15/26	[2,3]	22,000	21,615
Global Payments, Inc.
3.80%	04/01/21		100,000	100,658
IHS Markit Ltd. (Bermuda)
5.00%	11/01/22	[2,3]	115,000	121,255
Waste Pro USA, Inc.
5.50%	02/15/26	[2]	17,000	15,891

				259,419

Transportation — 2.05%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		165,135	168,439
Aviation Capital Group LLC
(LIBOR USD 3-Month plus 0.95%)
2.53%	06/01/21	[1,2]	100,000	95,493
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		28,081	28,380
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A
7.71%	04/02/21		13,369	13,203
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		129,442	132,826
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		88,229	88,958
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		22,849	22,984
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		45,047	45,235

				595,518

Total Corporates
(Cost $10,837,824)				10,501,252

MORTGAGE-BACKED — 15.88%**
Non-Agency Commercial
Mortgage-Backed — 4.90%
1345 Avenue of the Americas & Park Avenue
Plaza Trust, Series 2005-1, Class A3
5.28%	08/10/35	[2]	50,000	50,949

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005-PWR9,
Class D
5.07%	09/11/42	[4]	$100,000	$100,437
Citigroup Commercial Mortgage Trust,
Series 2012-GC8,Class AAB
2.61%	09/10/45		67,830	67,853
Citigroup Commercial Mortgage Trust,
Series 2013-GC11,Class AAB
2.69%	04/10/46		74,330	75,163
Citigroup Commercial Mortgage Trust,
Series 2015-GC29,Class AAB
2.98%	04/10/48		90,000	91,600
Commercial Mortgage Trust,
Series 2006-GG7,Class AM
5.51%	07/10/38	[4]	7,668	7,635
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.70%	10/15/45	[4]	330,124	10,705
Commercial Mortgage Trust,
Series 2013-CR11, Class ASB
3.66%	08/10/50		15,165	15,640
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.77%	11/10/46	[4]	536,238	12,910
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.24%	03/10/46	[4]	1,322,703	39,573
Commercial Mortgage Trust,
Series 2013-LC6, Class XB (IO)
0.41%	01/10/46	[2,4]	1,750,000	20,484
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
1.22%	08/10/43	[2,4]	7,461,557	72,961
GS Mortgage Securities Trust,
Series 2010-C2, Class A1
3.85%	12/10/43	[2]	3,908	3,915
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.65%	03/10/44	[2,4]	9,772,368	27,084
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4
3.38%	05/10/45		70,650	71,609
JPMBB Commercial Mortgage Securities
Trust, Series 2013-C17, Class XA (IO)
0.76%	01/15/47	[4]	1,716,610	40,319
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C26, Class ASB
3.29%	01/15/48		78,388	80,573

See accompanying Notes to Financial Statements.

33 / Annual Report March 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C6,
Class ASB
3.14%	05/15/45		$83,949	$85,236
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-C13,
Class XA (IO)
0.13%	01/15/46	[4]	8,909,248	33,998
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-LC11,
Class XA (IO)
1.26%	04/15/46	[4]	3,362,822	105,388
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2015-JP1,
Class XA (IO)
1.08%	01/15/49	[4,5,6]	955,111	32,328
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.68%	09/15/39	[2,4]	532,330	3,503
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C13, Class ASB
3.56%	11/15/46		19,407	19,923
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C14, Class XA (IO)
1.00%	02/15/47	[4]	1,852,911	44,926
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C26,
Class ASB 3.32%	10/15/48		80,000	82,381
TMSQ Mortgage Trust, Series 2014-1500,
Class XA (IO)
0.15%	10/10/36	[2,4]	14,000,000	106,702
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.20%	08/10/49	[2,4,5,6]	3,000,000	16,354
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.69%	11/15/44	[2,4]	5,690,310	106,143

				1,426,292

Non-Agency Mortgage-Backed — 8.29%
Alternative Loan Trust,
Series 2005-J4, Class M2
(LIBOR USD 1-Month plus 0.64%)
1.59%	07/25/35	[1]	159,821	156,650
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		231,486	135,466
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2005-R3, Class M2
(LIBOR USD 1-Month plus 0.71%)
1.65%	05/25/35	[1]	3,050	3,039

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Funding Certificates,
Series 2006-OPT1, Class A2
(LIBOR USD 1-Month plus 0.14%)
1.09%	09/25/36	[1]	$19,648	$19,111
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.58%)
1.35%	07/20/36	[1]	35,283	34,346
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
1.10%	05/26/36	[1,2]	83,893	79,314
Banc of America Funding Trust,
Series 2015-R7, Class 1A1
(Federal Reserve US 12-Month Cumulative
Average plus 0.92%)
2.62%	09/26/46	[1,2]	136,253	129,990
CIM Trust, Series 2019-R1, Class A
3.25%	10/25/58	[2,4]	149,046	138,439
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
1.85%	10/25/47	[1]	97,174	84,923
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
(LIBOR USD 1-Month plus 0.60%)
1.55%	05/25/35	[1]	63,613	47,751
Credit Suisse Mortgage Capital Trust,
Series 2016-2R, Class 2A1
3.00%	07/25/37	[2]	62,043	62,000
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP-reset date 05/25/20)
3.95%	01/25/33		11,071	10,809
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5,
Class M1
(LIBOR USD 1-Month plus 1.02%)
1.97%	11/25/33	[1]	14,804	13,382
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
1.49%	07/19/44	[1]	3,903	3,274
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.28%)
2.19%	03/25/36	[1]	108,441	87,609

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 34

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.78%	04/19/36	[4]	$98,361	$76,936
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
4.35%	07/19/35	[4]	1,283	1,161
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.34%)
1.11%	06/20/35	[1]	165,526	146,301
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class 2A4
(LIBOR USD 1-Month plus 0.30%)
1.25%	12/25/35	[1]	37,660	32,573
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
1.11%	05/25/37	[1]	126,034	111,973
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
1.81%	08/25/34	[1]	8,186	6,585
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(LIBOR USD 1-Month plus 0.21%)
1.16%	05/25/46	[1]	120,508	99,247
IndyMac Index Mortgage Loan Trust,
Series 2007, Class AR1
3.56%	06/25/37	[4]	80,263	61,681
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5,Class A4
(LIBOR USD 1-Month plus 0.16%)
1.11%	06/25/36	[1]	1,625	1,435
Legacy Mortgage Asset Trust,
Series 2019-GS1, Class A1
(STEP-reset date 04/25/20)
4.00%	01/25/59	[2]	144,761	132,792
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
1.51%	10/25/34	[1]	100,360	77,071
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.22%)
1.17%	01/25/36	[1]	158,654	145,219
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2005-WCW3, Class M1
(LIBOR USD 1-Month plus 0.48%)
1.43%	08/25/35	[1]	137,783	130,546

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		$4,097	$1
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
1.50%	09/25/35	[1]	100,000	98,222
Structured Asset Mortgage Investments II
Trust, Series 2006-AR1, Class 3A1
(LIBOR USD 1-Month plus 0.23%)
1.18%	02/25/36	[1]	85,926	71,448
Terwin NIMs Trust, Series 2004-13AL,
Class 2PX (IO)
0.34%	08/25/34	[2,5,6]	2,436,636	35,849
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative
Average plus 1.40%)
3.37%	06/25/42	[1]	2,846	2,405
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2
(LIBOR USD 1-Month plus 0.84%)
1.79%	07/25/45	[1]	146,518	132,101
Wells Fargo Alternative Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.45%)
2.30%	10/25/35	[1]	26,781	26,970
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-I, Class A1
4.71%	09/25/33	[4]	13,533	13,122

				2,409,741

U.S. Agency Commercial
Mortgage-Backed — 2.53%
Fannie Mae-Aces, Series 2014-M2,
Class ASV2
2.78%	06/25/21	[4]	8,365	8,408
Fannie Mae-Aces, Series 2015-M4,
Class X2 (IO)
0.39%	07/25/22	[4]	11,493,309	66,278
Fannie Mae-Aces, Series 2019-M32
Class X2 (IO)
1.06%	10/25/29	[4]	1,000,000	76,531
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K031,
Class X1 (IO)
0.21%	04/25/23	[4]	8,016,982	48,310
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K033,
Class X1 (IO)
0.30%	07/25/23	[4]	4,188,570	37,178

See accompanying Notes to Financial Statements.

35 / Annual Report March 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K036,
Class X1 (IO)
0.73%	10/25/23	[4]	$5,408,556	$124,665
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K044,
Class X1 (IO)
0.74%	01/25/25	[4]	1,449,526	41,210
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K732,
Class X3 (IO)
2.17%	05/25/46	[4]	250,000	23,865
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KAIV,
Class X2 (IO)
3.61%	06/25/41	[4]	250,000	9,485
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC01,
Class X1 (IO)
0.69%	12/25/22	[4]	11,183,690	83,965
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC05,
Class X1 (IO)
1.20%	06/25/27	[4]	999,490	62,617
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KIR1,
Class X (IO)
1.07%	03/25/26	[4]	933,848	50,413
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS07,
Class X (IO)
0.65%	09/25/25	[4]	3,000,000	96,053
Ginnie Mae, Series 2010-140, Class IO (IO)
0.00%	10/16/43	[4]	2,225,117	5,727

				734,705

U.S. Agency Mortgage-Backed — 0.16%
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
3.74%	12/01/34	[1]	682	688
Fannie Mae Pool AL0851
6.00%	10/01/40		3,431	3,960
Fannie Mae REMICS, Series 1997-91,
Class SL (IO)
(-2.00 X LIBOR USD 1-Month plus 16.00%, 7.50% Cap)
7.50%	11/25/23	[1]	18,740	1,628
Fannie Mae REMICS, Series 2003-11,
Class FA
(LIBOR USD 1-Month plus 1.00%)
1.95%	09/25/32	[1]	6,619	6,740

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2010-109,
Class PF
(LIBOR USD 1-Month plus 0.40%)
1.35%	10/25/40	[1]	$6,017	$5,939
Fannie Mae REMICS, Series G-36,
Class ZB
7.00%	11/25/21		25	25
Freddie Mac REMICS, Series 2684,
Class F
(LIBOR USD 1-Month plus 0.90%)
1.60%	01/15/33	[1]	6,389	6,428
Freddie Mac Strips, Series 263,
Class F5
(LIBOR USD 1-Month plus 0.50%)
1.20%	06/15/42	[1]	21,422	21,023

				46,431

Total Mortgage-Backed
(Cost $5,164,091)				4,617,169

U.S. TREASURY SECURITIES — 4.32%
U.S. Treasury Notes — 4.32%
0.35%	07/31/21	[1]	700,000	700,739
1.13%	02/28/22		545,000	554,474

				1,255,213

Total U.S. Treasury Securities
(Cost $1,251,650)				1,255,213

Total Bonds – 65.65%
(Cost $20,043,564)				19,081,936

Issues	Shares			Value
MUTUAL FUNDS — 8.24%
Mutual Funds — 8.24%
iShares Core S&P 500 ETF			3,845	993,548
SPDR S&P 500 ETF Trust[7]			5,439	1,401,902

				2,395,450

Total Mutual Funds
(Cost $2,790,415)

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 36

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 27.17%

Commercial Paper — 0.45%
Ford Motor Credit Co. LLC
2.88%[8]	01/08/21	$75,000	$70,348
3.20%[8]	10/08/20	60,000	59,093

			129,441

Money Market Funds — 17.41%
Dreyfus Government Cash Management
Fund
0.29%[9]		1,376,000	1,376,000
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[9]		917,230	917,230
JPMorgan U.S. Government
Money Market Fund
0.28%[9]		1,428,000	1,428,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
0.23%[9]		1,339,000	1,339,000

			5,060,230

U.S. Treasury Bills — 9.31%
U.S. Treasury Bills
0.22%[8,10]	09/10/20	2,708,000	2,706,733

Total Short-Term Investments
(Cost $7,897,986)			7,896,404

Total Investments – 101.06%
(Cost $30,731,965)			29,373,790

Liabilities in Excess of Other
Assets – (1.06)%			(307,649)

Net Assets – 100.00%			$29,066,141

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2020.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $84,531, which is 0.29% of total net assets.

[7]

SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to its homepage at (https:// us.spdrs.com/en/etf/spdr-sp-500-etf-SPY).

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of March 31, 2020.

[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $2,706,213.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized loan obligation

(ETF): Exchange-traded fund

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(S&P): Standard and Poor’s

(SPDR): Standard and Poor’s Depositary Receipts

(STEP): Step coupon bond

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 Emini Index	206	06/19/20	$26,496,750	$(1,659,457)	$(1,659,457)

See accompanying Notes to Financial Statements.

37 / Annual Report March 2020

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BONDS – 78.92%
CORPORATES — 60.44%*
Banking — 4.56%
Bank of America Corp. (MTN)
3.97%	03/05/29	[1]	$20,000	$21,301
4.08%	03/20/51	[1]	5,000	5,744
4.27%	07/23/29	[1]	10,000	10,951
Bank of New York Mellon Corp. (The) (MTN)
3.25%	09/11/24		5,000	5,229
Discover Bank (BKNT)
4.20%	08/08/23		10,000	10,404
JPMorgan Chase & Co.
4.01%	04/23/29	[1]	20,000	21,734
4.20%	07/23/29	[1]	15,000	16,491
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[1,2]	10,000	9,900
Santander UK Group Holdings PLC
(United Kingdom)
3.57%	01/10/23	[2]	10,000	9,959
4.80%	11/15/24	[1,2]	5,000	5,244
State Street Corp.
3.78%	12/03/24	[1]	5,000	5,242
Wells Fargo & Co. (MTN)
3.58%	05/22/28	[1]	20,000	20,377
5.01%	04/04/51	[1]	5,000	6,439

				149,015

Communications — 7.21%
AT&T, Inc.
3.88%	01/15/26		11,000	11,361
4.35%	06/15/45		40,000	42,212
Charter Communications Operating LLC/
Charter Communications Operating Capital
5.38%	05/01/47		15,000	16,460
Comcast Corp.
3.97%	11/01/47		10,000	11,360
4.00%	11/01/49		15,000	17,557
4.70%	10/15/48		8,000	10,409
Fox Corp.
3.50%	04/08/30		15,000	14,970
4.71%	01/25/29	[3]	3,000	3,295
Level 3 Financing, Inc.
3.40%	03/01/27	[3]	5,000	4,787
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[3]	10,000	8,341
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[3]	10,000	10,735
Time Warner Cable LLC
5.50%	09/01/41		3,000	3,148

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc.
4.02%	12/03/29		$45,000	$50,614
ViacomCBS, Inc.
4.95%	01/15/31		8,000	7,890
Vodafone Group PLC (United Kingdom)
4.25%	09/17/50	[2]	1,000	1,057
4.88%	06/19/49	[2]	6,000	6,701
5.25%	05/30/48	[2]	3,000	3,630
Walt Disney Co. (The)
6.20%	12/15/34		8,000	11,130

				235,657

Consumer Discretionary — 2.02%
Altria Group, Inc.
5.38%	01/31/44		5,000	5,551
Anheuser-Busch InBev Worldwide, Inc.
4.60%	04/15/48		20,000	21,294
4.75%	01/23/29		5,000	5,531
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,3]	8,000	8,564
BAT Capital Corp.
4.39%	08/15/37		5,000	4,628
4.54%	08/15/47		5,000	4,575
NIKE, Inc.
3.38%	03/27/50		5,000	5,466
Reynolds American, Inc.
4.45%	06/12/25		5,000	5,039
5.85%	08/15/45		5,000	5,296

				65,944

Consumer Products — 0.24%
Procter & Gamble Co. (The)
3.00%	03/25/30		7,000	7,810

Electric — 7.35%
AEP Transmission Co. LLC, Series M
3.65%	04/01/50		10,000	10,328
Ameren Corp.
3.50%	01/15/31		15,000	14,964
Appalachian Power Co.
4.45%	06/01/45		10,000	11,023
Consolidated Edison Co. of New York, Inc.,Series 2017
3.88%	06/15/47		10,000	9,977
Consolidated Edison Co. of New York, Inc., Series 20B
3.95%	04/01/50		5,000	5,309
Duke Energy Carolinas LLC
3.75%	06/01/45		25,000	26,831

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 38

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[3]	$2,000	$2,132
6.40%	09/15/20	[3]	8,000	8,179
Evergy, Inc.
2.45%	09/15/24		5,000	4,914
Florida Power & Light Co.
4.13%	02/01/42		15,000	17,177
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,258
Metropolitan Edison Co.
4.00%	04/15/25	[3]	9,000	9,729
4.30%	01/15/29	[3]	4,000	4,183
MidAmerican Energy Co.
4.25%	05/01/46		10,000	11,264
Northern States Power Co./MN
4.13%	05/15/44		10,000	11,506
PacifiCorp.
4.13%	01/15/49		30,000	33,681
Public Service Co. of New Mexico
3.85%	08/01/25		5,000	5,137
Southern Co. (The)
3.25%	07/01/26		6,000	5,957
Tucson Electric Power Co.
3.85%	03/15/23		10,000	10,648
Virginia Electric & Power Co., Series B
3.80%	09/15/47		20,000	21,256
Vistra Operations Co. LLC
3.55%	07/15/24	[3]	6,000	5,706

				240,159

Energy — 6.61%
BP Capital Markets America, Inc.
3.00%	02/24/50		5,000	4,685
Enbridge Energy Partners LP
5.50%	09/15/40		10,000	9,983
Energy Transfer Operating LP
4.95%	06/15/28		15,000	12,435
EQM Midstream Partners LP
6.50%	07/15/48		8,000	4,478
EQT Corp.
3.90%	10/01/27		5,000	3,486
Exxon Mobil Corp.
4.33%	03/19/50		10,000	12,273
Hess Corp.
4.30%	04/01/27		18,000	13,230
KeySpan Gas East Corp.
5.82%	04/01/41	[3]	15,000	18,667
Kinder Morgan Energy Partners LP (MTN)
6.95%	01/15/38		15,000	15,650

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Occidental Petroleum Corp.
3.50%	08/15/29		$5,000	$2,368
Petroleos Mexicanos (Mexico)
7.69%	01/23/50	[2,3]	10,000	6,900
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		10,000	8,125
Rockies Express Pipeline LLC
6.88%	04/15/40	[3]	4,000	2,470
Ruby Pipeline LLC
6.50%	04/01/22	[3]	7,348	6,558
Sabine Pass Liquefaction LLC
4.20%	03/15/28		3,000	2,536
5.75%	05/15/24		10,000	9,282
Shell International Finance BV (Netherlands)
3.13%	11/07/49	[2]	5,000	4,961
Southern Co. Gas Capital Corp.
2.45%	10/01/23		13,000	12,984
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		6,000	4,800
TC PipeLines LP
3.90%	05/25/27		15,000	14,516
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	10,000	10,035
TransCanada PipeLines Ltd. (Canada)
5.00%	10/16/43	[2]	15,000	15,431
Western Midstream Operating LP
4.05%	02/01/30		10,000	4,375
5.25%	02/01/50		5,000	2,087
Williams Cos., Inc. (The)
3.70%	01/15/23		7,000	6,480
3.90%	01/15/25		8,000	7,380

				216,175

Finance — 6.72%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.88%	01/23/28	[2]	14,000	10,997
Air Lease Corp.
3.63%	12/01/27		14,000	11,191
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[2,3]	5,000	3,987
Citigroup, Inc.
3.67%	07/24/28	[1]	20,000	20,821
Ford Motor Credit Co. LLC
5.75%	02/01/21		5,000	4,900
5.88%	08/02/21		20,000	19,700
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35	[2]	23,000	24,747

See accompanying Notes to Financial Statements.

39 / Annual Report March 2020

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Motors Financial Co., Inc.
3.20%	07/06/21		$5,000	$4,763
4.20%	11/06/21		5,000	4,699
4.38%	09/25/21		5,000	4,607
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		20,000	18,901
3.50%	11/16/26		5,000	5,084
Morgan Stanley (GMTN)
3.70%	10/23/24		5,000	5,291
3.77%	01/24/29	[1]	20,000	21,153
Morgan Stanley (MTN)
3.62%	04/01/31	[1]	5,000	5,241
Morgan Stanley, Series F
3.88%	04/29/24		10,000	10,526
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,2,3]	5,000	4,976
3.77%	03/08/24	[1,2,3]	5,000	4,849
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[2,3]	5,000	4,313
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	9,213	13,417
Raymond James Financial, Inc.
3.63%	09/15/26		10,000	10,127
4.65%	04/01/30		5,000	5,197

				219,487

Food — 1.20%
Conagra Brands, Inc.
4.60%	11/01/25		6,000	6,339
Kraft Heinz Foods Co.
4.38%	06/01/46		10,000	9,093
5.00%	07/15/35		13,000	13,011
Kroger Co. (The)
4.50%	01/15/29		5,000	5,607
Smithfield Foods, Inc.
5.20%	04/01/29	[3]	5,000	5,042

				39,092

Health Care — 9.16%
AbbVie, Inc.
4.40%	11/06/42		20,000	22,353
Alcon Finance Corp.
3.00%	09/23/29	[3]	10,000	10,008
Allergan Funding SCS (Luxembourg)
3.80%	03/15/25	[2]	5,000	5,125
4.55%	03/15/35	[2]	10,000	11,040
Amgen, Inc.
4.40%	05/01/45		15,000	17,770

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Anthem, Inc.
4.38%	12/01/47		$10,000	$10,803
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[2]	10,000	10,427
Barnabas Health, Inc., Series 2012
4.00%	07/01/28		5,000	5,113
Baxter International, Inc.
3.95%	04/01/30	[3]	5,000	5,372
Bayer U.S. Finance II LLC
3.88%	12/15/23	[3]	5,000	5,126
4.25%	12/15/25	[3]	5,000	5,205
4.38%	12/15/28	[3]	5,000	5,351
4.88%	06/25/48	[3]	5,000	5,867
Bristol-Myers Squibb Co.
3.90%	02/20/28	[3]	13,000	14,451
Centene Corp.
5.38%	08/15/26	[3]	4,000	4,125
Cigna Corp.
3.88%	10/15/47	[3]	15,000	15,104
4.38%	10/15/28		5,000	5,379
CVS Health Corp.
3.25%	08/15/29		10,000	9,787
4.30%	03/25/28		5,000	5,359
5.05%	03/25/48		10,000	11,470
Elanco Animal Health, Inc.
5.65%	08/28/28		5,000	5,282
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[3]	5,000	5,025
HCA, Inc.
5.00%	03/15/24		9,000	9,339
5.25%	06/15/49		2,000	2,147
Kaiser Foundation Hospitals
3.15%	05/01/27		10,000	10,304
MedStar Health, Inc., Series 20A
3.63%	08/15/49		10,000	10,679
NYU Langone Hospitals, Series 2020
3.38%	07/01/55		15,000	14,010
Pfizer, Inc.
4.10%	09/15/38		10,000	11,910
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		10,000	10,699
Quest Diagnostics, Inc.
4.20%	06/30/29		5,000	5,403
Thermo Fisher Scientific, Inc.
4.50%	03/25/30		6,000	6,753
UnitedHealth Group, Inc.
4.25%	04/15/47		15,000	17,732

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 40

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		$5,000	$4,992

				299,510

Industrials — 1.77%
Amcor Finance USA, Inc.
3.63%	04/28/26	[3]	10,000	10,365
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
2.12%	05/05/26	[4]	10,000	8,130
Ingersoll-Rand Luxembourg Finance SA (Luxembourg)
3.55%	11/01/24	[2]	5,000	4,998
L3Harris Technologies, Inc.
3.85%	06/15/23	[3]	10,000	10,452
Raytheon Technologies Corp.
4.13%	11/16/28		12,000	13,201
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.63%	04/28/26	[2,3]	5,000	5,467
WRKCo, Inc.
4.90%	03/15/29		5,000	5,389

				58,002

Information Technology — 1.88%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.00%	01/15/22		5,000	4,948
Broadcom, Inc.
3.63%	10/15/24	[3]	5,000	4,929
Intel Corp.
3.25%	11/15/49		5,000	5,406
NVIDIA Corp.
3.50%	04/01/50		10,000	10,904
NXP BV/NXP Funding LLC (Netherlands)
4.13%	06/01/21	[2,3]	10,000	10,098
Oracle Corp.
3.60%	04/01/50		25,000	25,114

				61,399

Insurance — 3.01%
Aon Corp.
3.75%	05/02/29		5,000	5,281
Berkshire Hathaway Finance Corp.
4.20%	08/15/48		20,000	23,586
Farmers Insurance Exchange
4.75%	11/01/57	[1,3]	20,000	21,230
Nationwide Mutual Insurance Co.
3.03%	12/15/24	[1,3]	10,000	10,074
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[1,3]	20,000	21,575

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Travelers Cos., Inc. (The)
4.05%	03/07/48	$10,000	$11,771
Willis North America, Inc.
2.95%	09/15/29	5,000	4,777

			98,294

Materials — 0.32%
International Flavors & Fragrances, Inc.
4.45%	09/26/28	5,000	5,868
Sherwin-Williams Co. (The)
2.30%	05/15/30	5,000	4,696

			10,564

Real Estate Investment Trust (REIT) — 3.03%
Alexandria Real Estate Equities, Inc.
4.50%	07/30/29	6,000	6,299
American Campus Communities
Operating Partnership LP
3.63%	11/15/27	5,000	4,985
Crown Castle International Corp.
3.30%	07/01/30	10,000	9,918
CubeSmart LP
4.38%	02/15/29	5,000	5,204
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	5,000	4,803
3.45%	11/15/29	15,000	13,410
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30	5,000	3,900
Healthcare Realty Trust, Inc.
3.75%	04/15/23	5,000	5,000
Healthcare Trust of America Holdings LP
3.70%	04/15/23	10,000	9,686
Healthpeak Properties, Inc.
3.88%	08/15/24	10,000	10,477
Hudson Pacific Properties LP
3.95%	11/01/27	5,000	4,770
Kilroy Realty LP
3.45%	12/15/24	10,000	10,636
Ventas Realty LP
4.13%	01/15/26	10,000	10,015

			99,103

Retail — 1.25%
Family Dollar Stores, Inc.
5.00%	02/01/21	5,000	5,015
Home Depot, Inc. (The)
3.90%	12/06/28	5,000	5,562
Lowe’s Cos., Inc.
3.65%	04/05/29	5,000	5,153

See accompanying Notes to Financial Statements.

41 / Annual Report March 2020

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail (continued)
Starbucks Corp.
3.35%	03/12/50		$5,000	$4,768
3.80%	08/15/25		5,000	5,312
Target Corp.
2.65%	09/15/30		5,000	5,155
Walgreens Boots Alliance, Inc.
4.80%	11/18/44		10,000	9,895

				40,860

Services — 1.66%
IHS Markit Ltd. (Bermuda)
4.75%	08/01/28	[2]	5,000	5,268
5.00%	11/01/22	[2,3]	5,000	5,272
RELX Capital, Inc.
4.00%	03/18/29		10,000	10,344
University of Chicago (The), Series 20B
2.76%	04/01/45		5,000	4,735
University of Southern California
2.81%	10/01/50		10,000	9,932
Waste Connections, Inc. (Canada)
2.60%	02/01/30	[2]	5,000	4,769
3.05%	04/01/50	[2]	5,000	4,487
Waste Management, Inc.
3.20%	06/15/26		5,000	5,214
William Marsh Rice University
2.60%	05/15/50		5,000	4,356

				54,377

Transportation — 2.45%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		8,000	9,122
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		25,000	22,759
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		15,000	13,144
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		27,094	27,187
United Airlines Pass-Through Trust,
Series 2016-2, Class AA
2.88%	10/07/28		8,943	7,932

				80,144

Total Corporates
(Cost $1,918,827)				1,975,592

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 16.27%**
Non-Agency Commercial
Mortgage-Backed — 5.43%
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.24%	03/10/46	[1]	$345,533	$10,338
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.87%	09/10/47	[1,5,6]	637,306	18,990
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.89%	12/10/47	[1]	489,121	15,811
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
1.22%	08/10/43	[1,3]	6,121,241	59,855
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.65%	03/10/44	[1,3]	2,443,092	6,771
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class XA (IO)
0.95%	02/15/46	[1,3]	1,042,949	5,822
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C5,
Class XA (IO)
1.43%	08/15/45	[1,3]	242,987	6,203
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6,
Class XA (IO)
1.61%	11/15/45	[1,3,5,6]	156,129	4,830
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.20%	08/10/49	[1,3,5,6]	2,200,000	11,993
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class XA (IO)
0.98%	12/15/59	[1]	470,009	20,200
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.34%	06/15/45	[1,3]	794,120	16,674

				177,487

U.S. Agency Commercial
Mortgage-Backed — 2.89%
Fannie Mae-Aces, Series 2014-M6,
Class X2 (IO)
0.26%	05/25/21	[1]	13,366,237	33,910
Fannie Mae-Aces, Series 2015-M4,
Class X2 (IO)
0.39%	07/25/22	[1]	522,125	3,011

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 42

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial
Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K723,
Class X1 (IO)
0.95%	08/25/23	[1]	$932,580	$23,851
Ginnie Mae, Series 2009-111, Class IO (IO)
0.22%	09/16/51	[1]	591,021	33,824

				94,596

U.S. Agency Mortgage-Backed — 7.95%
Fannie Mae REMICS, Series 2011-116,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
5.05%	11/25/41	[4]	116,000	18,509
Fannie Mae REMICS, Series 2012-128,
Class UA
2.50%	06/25/42		35,438	36,096
Freddie Mac REMICS, Series 4638,
Class UF
(LIBOR USD 1-Month plus 1.00%)
2.02%	09/15/44	[4]	56,595	56,077
Ginnie Mae, Series 2011-53,
Class IO (IO)
0.00%	05/16/51	[1]	3,178,514	10,628
Ginnie Mae, Series 2012-144, Class IO (IO)
0.40%	01/16/53	[1]	390,390	8,855
UMBS (TBA)
2.50%	05/01/35		125,000	129,612

				259,777

Total Mortgage-Backed
(Cost $544,735)				531,860

MUNICIPAL BONDS — 1.69%*
California — 1.35%
Los Angeles Department of Water & Power
Power System Revenue, Build America
Taxable Bonds, Water Utility Improvements,
Series SY
6.01%	07/01/39		5,000	6,607
Los Angeles Unified School District, Build
America Bonds, School Improvements,
Series RY
6.76%	07/01/34		5,000	6,915
Los Angeles Unified School District, Build
America Taxable Bonds, School
Improvements, Series KR
5.75%	07/01/34		5,000	6,433
5.76%	07/01/29		5,000	5,994
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60		5,000	4,553

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
State of California, Build America Bonds,
Public Improvements, General Obligation
7.30%	10/01/39	$5,000	$7,700
University of California, Taxable, College &
University, Revenue Bonds, University &
College Improvements, Series AJ
4.60%	05/15/31	5,000	5,825

			44,027

Missouri — 0.18%
Health & Educational Facilities Authority of the State of Missouri, Taxable Revenue
Bonds, Washington University, University and College Improvements
3.65%	08/15/57	5,000	5,866

New York — 0.16%
New York City Transitional Finance Authority
Future Tax Secured Revenue, Taxable
Bonds, Public Improvements
3.73%	08/01/29	5,000	5,445

Total Municipal Bonds
(Cost $53,225)			55,338

U.S. TREASURY SECURITIES — 0.52%
U.S. Treasury Notes — 0.52%
U.S. Treasury Notes
0.38%	03/31/22	17,000	17,050

Total U.S. Treasury Securities
(Cost $17,037)			17,050

Total Bonds – 78.92%
(Cost $2,533,824)			2,579,840

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 26.30%

Commercial Paper — 0.30%
Ford Motor Credit Co. LLC
2.88%[7]	01/08/21	5,000	4,690
3.20%[7]	10/08/20	5,000	4,924

			9,614

Money Market Funds — 25.45%
Dreyfus Government Cash Management
Fund
0.29%[8]		121,000	121,000

See accompanying Notes to Financial Statements.

43 / Annual Report March 2020

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[8]		468,933	$468,933
JPMorgan U.S. Government
Money Market Fund
0.28%[8]		121,000	121,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
0.23%[8]		121,000	121,000

			831,933

U.S. Treasury Bills — 0.55%
U.S. Treasury Bills
0.27%[7,9]	09/10/20	$18,000	17,992

Total Short-Term Investments
(Cost $859,719)			859,539

Total Investments – 105.22%
(Cost $3,393,543)			3,439,379

Liabilities in Excess of Other
Assets – (5.22)%			(170,587)

Net Assets – 100.00%			$3,268,792

[1]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Floating rate security. The rate disclosed was in effect at March 31, 2020.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $35,813, which is 1.10% of total net assets.
[7]	Represents annualized yield at date of purchase.
[8]	Represents the current yield as of March 31, 2020.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $17,988.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(TBA): To be announced

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five Year Note	1	06/30/20	$(125,359)	$(809)	$(809)

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 44

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BONDS – 82.15%
ASSET-BACKED SECURITIES — 9.12%**
AMMC CLO 19 Ltd., Series 2016-19A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
2.97%	10/16/28	[1,2,3]	$15,000	$14,591
AMMC CLO XIV Ltd., Series 2014-14A,
Class A1LR (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
3.04%	07/25/29	[1,2,3]	10,000	9,639
Corevest American Finance Trust,
Series 2019-3, Class XA (IO)
2.04%	10/15/52	[3,4]	975,239	86,701
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
2.89%	08/15/30	[1,2,3]	10,000	9,593
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
2.28%	08/27/46	[2,3]	67,480	60,435
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[3]	52,289	50,084
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[3]	53,305	49,196
Nelnet Student Loan Trust, Series 2015-3A,
Class A3
(LIBOR USD 1-Month plus 0.90%)
1.85%	06/25/54	[2,3]	100,000	86,755
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1 (Cayman Islands)
LIBOR USD 3-Month
2.70%	10/24/27	[1,2,3]	38,064	36,979
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
0.00%	04/20/28	[1,2,3]	10,000	9,400
PHEAA Student Loan Trust, Series 2014-3A,
Class A
(LIBOR USD 1-Month plus 0.59%)
1.54%	08/25/40	[2,3]	50,344	48,810
Rockford Tower CLO Ltd., Series 2017-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
2.27%	10/15/29	[1,2,3]	55,000	52,875
SLM Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.50%)
2.29%	07/25/39	[2]	72,018	65,976

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-2,
Class B
(LIBOR USD 3-Month plus 0.17%)
1.96%	07/25/25	[2]	$115,000	$93,769
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
3.49%	07/25/23	[2]	10,142	9,589
SLM Student Loan Trust, Series 2008-7,
Class A4
(LIBOR USD 3-Month plus 0.90%)
2.69%	07/25/23	[2]	20,271	19,708
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83	[2]	10,000	9,152
Store Master Funding, Series 2019-1,
Class A2
3.65%	11/20/49	[3]	99,314	91,684
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.06%	07/17/28	[1,2,3]	10,000	9,769

Total Asset-Backed Securities
(Cost $863,707)				814,705

CORPORATES — 26.87%*

Banking — 1.68%
Bank of America Corp. (MTN)
2.88%	10/22/30	[4]	5,000	5,009
4.08%	03/20/51	[4]	30,000	34,466
JPMorgan Chase & Co.
2.01%	03/13/26	[4]	5,000	4,982
3.20%	06/15/26		5,000	5,204
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[1,4]	30,000	29,699
Santander UK Group Holdings PLC
(United Kingdom)
4.80%	11/15/24	[1,4]	35,000	36,708
Wells Fargo & Co. (MTN)
2.57%	02/11/31	[4]	15,000	14,385
5.01%	04/04/51	[4]	15,000	19,317

				149,770

Communications — 3.80%
AT&T, Inc.
4.35%	06/15/45		55,000	58,041
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30	[3]	8,000	7,920
4.50%	05/01/32	[3]	77,000	75,188

See accompanying Notes to Financial Statements.

45 / Annual Report March 2020

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Communications (continued)
Charter Communications Operating LLC/
Charter Communications Operating Capital
5.38%	05/01/47		$26,000	$28,530
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	10/15/24	[1,3]	20,000	12,794
9.75%	07/15/25	[1,3]	35,000	22,202
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[1]	5,000	6,873
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[3]	70,000	75,148
Verizon Communications, Inc.
3.15%	03/22/30		5,000	5,397
4.13%	03/16/27		5,000	5,571
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[1,3]	36,000	36,211
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[1]	5,000	5,292

				339,167

Consumer Discretionary — 0.47%
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,3]	5,000	5,352
Reynolds American, Inc.
4.45%	06/12/25		10,000	10,077
5.70%	08/15/35		10,000	10,800
5.85%	08/15/45		15,000	15,888

				42,117

Electric — 0.38%
Evergy, Inc.
4.85%	06/01/21		20,000	20,218
Eversource Energy, Series O
4.25%	04/01/29		8,000	8,677
Pennsylvania Electric Co.
4.15%	04/15/25	[3]	5,000	5,373

				34,268

Energy — 3.04%
Antero Resources Corp.
5.00%	03/01/25		15,000	5,663
5.63%	06/01/23		7,000	2,975
Energy Transfer Operating LP
4.75%	01/15/26		10,000	8,711
EQT Corp.
3.90%	10/01/27		5,000	3,486

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Energy (continued)
Exxon Mobil Corp.
3.48%	03/19/30		$10,000	$11,058
4.23%	03/19/40		10,000	11,741
4.33%	03/19/50		20,000	24,545
Hess Corp.
5.60%	02/15/41		20,000	13,707
Kinder Morgan Energy Partners LP
3.50%	09/01/23		8,000	7,934
4.25%	09/01/24		5,000	4,895
Petroleos Mexicanos (Mexico)
5.95%	01/28/31	[1,3]	5,000	3,475
6.63%	06/15/35	[1]	5,000	3,415
6.75%	09/21/47	[1]	15,000	9,774
6.95%	01/28/60	[1,3]	5,000	3,400
7.69%	01/23/50	[1,3]	20,000	13,800
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		18,000	14,625
Rockies Express Pipeline LLC
4.95%	07/15/29	[3]	35,000	21,015
Sabine Pass Liquefaction LLC
5.75%	05/15/24		5,000	4,641
Spectra Energy Partners LP
4.75%	03/15/24		10,000	9,948
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		28,000	22,402
TC PipeLines LP
3.90%	05/25/27		20,000	19,355
4.38%	03/13/25		8,000	8,147
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,3]	35,000	28,594
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	09/01/27		8,000	5,120
Williams Cos., Inc. (The)
4.55%	06/24/24		10,000	8,877

				271,303

Entertainment — 0.19%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[3]	19,000	17,015

Finance — 3.40%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.88%	01/23/28	[1]	5,000	3,928
4.50%	05/15/21	[1]	10,000	9,177
5.00%	10/01/21	[1]	25,000	23,123
Air Lease Corp.
2.25%	01/15/23		25,000	20,798

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 46

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Finance (continued)
Citigroup, Inc.
3.70%	01/12/26		$20,000	$21,067
Ford Motor Credit Co. LLC
3.20%	01/15/21		30,000	29,250
3.81%	10/12/21		10,000	9,644
4.25%	09/20/22		30,000	28,050
5.60%	01/07/22		5,000	4,863
5.75%	02/01/21		10,000	9,800
5.88%	08/02/21		5,000	4,925
(LIBOR USD 3-Month plus 0.81%)
2.18%	04/05/21	[2]	5,000	4,505
General Motors Financial Co., Inc.
3.20%	07/06/21		30,000	28,580
4.38%	09/25/21		10,000	9,214
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		5,000	4,725
3.69%	06/05/28	[4]	5,000	5,130
3.81%	04/23/29	[4]	5,000	5,199
Morgan Stanley (GMTN)
4.43%	01/23/30	[4]	15,000	16,756
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	10,000	9,699
4.36%	08/01/24	[1,3,4]	25,000	25,151
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	30,000	26,075
5.50%	02/15/24	[1,3]	5,000	4,313

				303,972

Food — 1.13%
Campbell Soup Co.
4.15%	03/15/28		10,000	10,618
Conagra Brands, Inc.
4.85%	11/01/28		10,000	10,729
(LIBOR USD 3-Month plus 0.50%)
1.82%	10/09/20	[2]	10,000	9,862
Kraft Heinz Foods Co.
4.38%	06/01/46		15,000	13,639
4.88%	10/01/49	[3]	20,000	18,267
5.00%	07/15/35		10,000	10,008
6.88%	01/26/39		10,000	11,417
7.13%	08/01/39	[3]	5,000	5,771
Kroger Co. (The)
4.50%	01/15/29		5,000	5,607
Smithfield Foods, Inc.
5.20%	04/01/29	[3]	5,000	5,042

				100,960

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Gaming — 0.81%
Churchill Downs, Inc.
5.50%	04/01/27	[3]	$77,000	$72,722

Health Care — 5.38%
AbbVie, Inc.
4.05%	11/21/39	[3]	5,000	5,228
4.25%	11/21/49	[3]	35,000	37,665
Aetna, Inc.
3.50%	11/15/24		10,000	10,154
Allergan Funding SCS (Luxembourg)
3.85%	06/15/24	[1]	10,000	10,491
Amgen, Inc.
4.66%	06/15/51		5,000	6,319
Bayer U.S. Finance II LLC
4.38%	12/15/28	[3]	10,000	10,702
4.88%	06/25/48	[3]	45,000	52,802
Becton Dickinson and Co.
3.73%	12/15/24		10,000	10,270
Centene Corp.
3.38%	02/15/30	[3]	42,000	39,159
4.75%	05/15/22		55,000	55,569
Cigna Corp.
2.40%	03/15/30		5,000	4,767
3.40%	03/01/27	[3]	10,000	10,145
3.40%	03/15/50		5,000	4,784
4.90%	12/15/48		15,000	18,086
CVS Health Corp.
5.05%	03/25/48		30,000	34,410
(LIBOR USD 3-Month plus 0.72%)
1.72%	03/09/21	[2]	10,000	9,796
Elanco Animal Health, Inc.
5.02%	08/28/23		29,000	29,389
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[3]	10,000	9,959
HCA, Inc.
5.00%	03/15/24		10,000	10,377
5.25%	06/15/49		10,000	10,735
NYU Langone Hospitals, Series 2020
3.38%	07/01/55		25,000	23,350
Partners Healthcare System, Inc.,
Series 2020
3.34%	07/01/60		10,000	10,057
Tenet Healthcare Corp.
4.63%	09/01/24	[3]	43,000	41,400
UnitedHealth Group, Inc.
3.70%	08/15/49		5,000	5,600
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		20,000	19,966

				481,180

See accompanying Notes to Financial Statements.

47 / Annual Report March 2020

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Industrials — 1.47%
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
2.12%	05/05/26	[2]	$60,000	$48,782
(LIBOR USD 3-Month plus 0.48%)
2.17%	08/15/36	[2]	52,000	39,663
General Electric Co., Series A (MTN)
6.75%	03/15/32		30,000	35,686
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	9,000	7,605

				131,736

Information Technology — 0.98%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.63%	01/15/24		5,000	5,009
Broadcom, Inc.
3.13%	04/15/21	[3]	25,000	24,735
Dell International LLC/EMC Corp.
4.42%	06/15/21	[3]	5,000	5,001
Intel Corp.
4.75%	03/25/50		25,000	33,870
SS&C Technologies, Inc.
5.50%	09/30/27	[3]	18,000	18,861

				87,476

Insurance — 0.44%
Berkshire Hathaway Finance Corp.
4.25%	01/15/49		10,000	12,433
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[3,4]	25,000	26,969

				39,402

Materials — 0.17%
International Flavors & Fragrances, Inc.
5.00%	09/26/48		15,000	15,371

Real Estate Investment Trust (REIT) — 1.80%
Boston Properties LP
2.75%	10/01/26		10,000	9,539
Crown Castle International Corp.
3.30%	07/01/30		35,000	34,713
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		5,000	4,803
3.45%	11/15/29		30,000	26,820
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		5,000	3,900
5.25%	06/01/25		5,000	4,675
5.38%	11/01/23		10,000	9,130
5.75%	06/01/28		10,000	8,907

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Healthcare Trust of America Holdings LP
3.70%	04/15/23		$30,000	$29,058
Healthpeak Properties, Inc.
3.40%	02/01/25		25,000	24,769
Hudson Pacific Properties LP
3.95%	11/01/27		5,000	4,770

				161,084

Retail — 0.08%
Alimentation Couche-Tard, Inc. (Canada)
3.80%	01/25/50	[1,3]	5,000	4,421
Rite Aid Corp.
6.13%	04/01/23	[3]	3,000	2,603

				7,024

Services — 0.76%
GFL Environmental, Inc. (Canada)
5.13%	12/15/26	[1,3]	18,000	17,685
IHS Markit Ltd. (Bermuda)
4.75%	02/15/25	[1,3]	20,000	20,649
5.00%	11/01/22	[1,3]	10,000	10,544
Waste Pro USA, Inc.
5.50%	02/15/26	[3]	20,000	18,695

				67,573

Transportation — 0.89%
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		9,360	9,460
Continental Airlines Pass-Through Trust,
Series 2001-1, Class A1
6.70%	06/15/21		3,003	2,976
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		25,000	22,759
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		30,000	26,288
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		17,551	17,624

				79,107

Total Corporates
(Cost $2,516,750)				2,401,247

MORTGAGE-BACKED — 45.19%**
Non-Agency Commercial
Mortgage-Backed — 17.13%
20 Times Square Trust
Series 2018-20TS, Class G
3.10%	05/15/35	[3,4]	5,000	4,212

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 48

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial
Mortgage-Backed (continued)
BBCMS Mortgage Trust,
Series 2015-SRCH, Class D
4.96%	08/10/35	[3,4]	$70,000	$70,290
BBCMS Mortgage Trust,
Series 2020-C6, Class F5TB
3.69%	02/15/53	[3,4]	75,000	46,675
CCRESG Commercial Mortgage Trust,
Series 2016-HEAT, Class X (IO)
1.39%	04/10/29	[3,4]	1,280,000	10,793
Commercial Mortgage Trust,
Series 2012-CR1, Class XA (IO)
1.85%	05/15/45	[4]	762,505	23,988
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.70%	10/15/45	[4]	809,076	26,236
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.54%	12/10/44	[3,4]	1,800,000	17,886
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.87%	09/10/47	[4,5,6]	749,772	22,341
DBUBS Mortgage Trust, Series 2011-LC1A,
Class XB (IO)
0.30%	11/10/46	[3,4]	300,000	795
DBUBS Mortgage Trust, Series 2011-LC3A,
Class XA (IO)
0.28%	08/10/44	[3,4]	25,428,790	57,367
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
1.22%	08/10/43	[3,4]	25,757,562	251,865
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.65%	03/10/44	[3,4]	4,153,256	11,511
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.94%	11/10/45	[4]	693,459	28,553
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
2.94%	12/10/41	[3,4]	85,000	65,488
JPMBB Commercial Mortgage Securities
Trust, Series 2013-C14, Class XA (IO)
0.57%	08/15/46	[4]	4,257,456	65,262
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C19, Class XA (IO)
0.75%	04/15/47	[4]	1,809,202	35,096
JPMDB Commercial Mortgage Securities
Trust, Series 2016-C2, Class XA (IO)
1.67%	06/15/49	[4]	338,367	20,646
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class XA (IO)
0.95%	02/15/46	[3,4]	16,687,185	93,150

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial
Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-LC9,
Class XA (IO)
1.50%	12/15/47	[4]	$1,804,439	$57,014
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-C10,
Class XA (IO)
0.98%	12/15/47	[4]	1,258,287	29,619
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2020-NNN,
Class XAFX (IO)
1.88%	01/16/37	[3,4]	450,000	33,409
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2020-NNN,
Class XBFX (IO)
0.57%	01/16/37	[3,4]	1,450,000	34,374
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C18, Class XA (IO)
0.71%	10/15/47	[4]	117,636	2,749
Morgan Stanley Capital I Trust,
Series 2011-C2, Class XB (IO)
0.33%	06/15/44	[3,4]	21,644,659	176,274
Morgan Stanley Capital I Trust,
Series 2012-C4, Class XA (IO)
2.07%	03/15/45	[3,4]	690,645	20,305
MSBAM Commercial Mortgage Securities
Trust, Series 2012-CKSV, Class XA (IO)
1.06%	10/15/30	[3,4]	1,135,156	23,591
Natixis Commercial Mortgage Securities
Trust, Series 2018-ALXA, Class E
4.32%	01/15/43	[3,4]	70,000	48,903
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2B
4.14%	01/05/43	[3,4]	65,000	58,539
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.62%	12/10/45	[3,4]	795,062	25,480
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class XA (IO)
1.75%	10/15/45	[3,4]	908,382	31,307
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class XA (IO)
0.79%	02/15/44	[3,4]	1,044,996	4,477
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA (IO)
1.31%	03/15/44	[3,4]	2,240,752	23,685
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.54%	12/15/45	[3,4]	1,186,033	41,102

See accompanying Notes to Financial Statements.

49 / Annual Report March 2020

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2014-C24, Class XA (IO)
0.84%	11/15/474		$2,319,104	$67,310

				1,530,292

Non-Agency Mortgage-Backed — 12.88%
Alternative Loan Trust,
Series 2007-16CB, Class 1A7
6.00%	08/25/37		12,251	11,117
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
1.23%	03/25/46	[2]	22,826	19,275
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		11,890	10,659
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
1.10%	05/26/36	[2,3]	38,133	36,052
Banc of America Funding Trust,
Series 2015-R4, Class 5A1
(LIBOR USD 1-Month plus 0.15%)
1.78%	10/25/36	[2,3]	24,841	23,100
Bear Stearns ALT-A Trust, Series 2004-6,
Class 1A
(LIBOR USD 1-Month plus 0.64%)
1.59%	07/25/34	[2]	6,050	6,025
Bear Stearns ARM Trust, Series 2004-3,
Class 2A
4.17%	07/25/34	[4]	13,075	12,340
Bombardier Capital Mortgage Securitization
Corp., Series 2000-A, Class A4
8.29%	06/15/30	[4]	142,144	51,302
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WF1, Class A2C
(STEP-reset date 05/25/20)
4.86%	03/25/36		39,320	23,861
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-2, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
1.83%	06/25/47	[2,3]	14,530	14,262
CitiMortgage Alternative Loan Trust,
Series 2007-A3, Class 1A7
5.75%	03/25/37		48,337	42,839
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-14,
Class A3
6.25%	09/25/37		32,191	25,028

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB7,
Class A4
(LIBOR USD 1-Month plus 0.16%)
1.11%	10/25/36	[2]	$55,526	$40,476
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-MH1,
Class B1 (STEP-reset date 05/25/20)
6.25%	10/25/36	[3]	61,000	60,784
Fremont Home Loan Trust, Series 2005-E,
Class 2A4
(LIBOR USD 1-Month plus 0.33%)
1.28%	01/25/36	[2]	32,498	29,420
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.24%)
1.19%	08/25/45	[2]	10,138	9,068
GSAA Trust, Series 2007-3, Class 2A1B
(LIBOR USD 1-Month plus 0.10%)
1.05%	03/25/47	[2]	166,316	13,443
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
4.10%	09/25/35	[4]	8,269	7,828
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.34%)
1.11%	06/20/35	[2]	24,418	21,582
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
1.45%	06/20/35	[3,4,5,6]	1,790,639	111,895
IndyMac Index Mortgage Loan Trust,
Series 2007-F2, Class 1A4
6.00%	07/25/37		13,070	12,111
Lehman Mortgage Trust, Series 2006-7,
Class 2A5 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
5.60%	11/25/36	[2,5,6]	215,174	74,204
Lehman Mortgage Trust, Series 2007-5,
Class 10A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.34%, 6.34% Cap)
5.39%	06/25/37	[2,5,6]	281,193	53,134
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A3
(LIBOR USD 1-Month plus 0.40%)
1.35%	03/25/35	[2]	33,940	31,620
Merrill Lynch Mortgage Investors Trust,
Series 2004-B, Class A1
(LIBOR USD 1-Month plus 0.50%)
1.45%	05/25/29	[2]	22,147	19,839
Mid-State Capital Corp., Series 2005-1,
Class A
5.75%	01/15/40		9,995	10,261

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 50

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Capital Corp., Series 2006-1,
Class A
5.79%	10/15/40	[3]	$60,127	$62,898
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		4,495	4,485
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
1.20%	06/25/372		35,000	30,535
Nomura Resecuritization Trust,
Series 2015-5R, Class 4A1
(LIBOR USD 1-Month plus 0.14%)
2.85%	07/26/37	[2,3]	17,632	17,185
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A2
5.01%	03/15/20	[4]	19,924	19,822
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2005-WCH1, Class M4
(LIBOR USD 1-Month plus 1.25%)
2.19%	01/25/36	[2]	25,000	24,270
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(LIBOR USD 1-Month plus 0.22%)
1.17%	12/25/36	[2]	100,000	84,094
Residential Asset Securitization Trust,
Series 2003-A15, Class 1A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.55%, 7.55% Cap)
6.60%	02/25/34	[2,5,6]	763,225	96,040
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-1, Class 4A1
3.87%	02/25/34	[4]	2,610	2,317
Structured Asset Mortgage Investments II
Trust, Series 2006-AR2, Class A1
(LIBOR USD 1-Month plus 0.23%)
1.18%	02/25/36	[2]	28,816	23,351
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR4, Class 2A1
4.09%	04/25/36	[4]	18,961	14,116

				1,150,638

U.S. Agency Commercial
Mortgage-Backed — 7.64%
Fannie Mae-Aces, Series 2016-M11,
Class X2 (IO)
2.73%	07/25/39	[4]	1,292,976	57,348
Fannie Mae-Aces, Series 2016-M2,
Class X3 (IO)
2.02%	04/25/36	[4]	899,177	23,765
Fannie Mae-Aces, Series 2016-M4,
Class X2 (IO)
2.65%	01/25/39	[4]	1,361,623	90,926

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial
Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K017,
Class X3 (IO)
2.20%	12/25/39	[4]	$2,147,000	$76,149
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K022,
Class X3 (IO)
1.81%	08/25/40	[4]	900,000	34,556
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K031,
Class X3 (IO)
1.66%	07/25/41	[4]	1,170,000	53,123
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K037,
Class X3 (IO)
2.21%	01/25/42	[4]	390,000	28,460
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K715,
Class X1 (IO)
1.09%	01/25/21	[4]	4,387,883	25,382
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KLU1,
Class X3 (IO)
3.97%	01/25/31	[4]	347,350	70,852
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS05,
Class X (IO)
0.76%	01/25/23	[4]	4,790,287	74,649
FREMF Mortgage Trust, Series 2012-K20,
Class X2A (IO)
0.20%	05/25/45	[3]	3,693,296	12,086
Ginnie Mae, Series 2009-111, Class IO (IO)
0.22%	09/16/51	[4]	1,050,704	60,131
Ginnie Mae, Series 2011-119, Class IO (IO)
0.29%	08/16/51	[4]	2,141,876	17,518
Ginnie Mae, Series 2011-78, Class IX (IO)
0.10%	08/16/46	[4]	2,406,026	20,519
Ginnie Mae, Series 2012-135, Class IO (IO)
0.58%	01/16/53	[4]	568,946	18,058
Ginnie Mae, Series 2013-33, Class IO (IO)
0.76%	04/16/54	[4]	742,520	19,289

				682,811

U.S. Agency Mortgage-Backed — 7.54%
Fannie Mae Pool 462209
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.18%)
3.76%	04/01/36	[2]	59,610	60,716
Fannie Mae Pool AN6241
3.46%	09/01/37		80,000	93,404

See accompanying Notes to Financial Statements.

51 / Annual Report March 2020

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2005-56,
Class SP
(-6.50 X LIBOR USD 1-Month plus 42.30%, 6.00% Cap)
6.00%	08/25/33	[2]	$11,441	$12,068
Fannie Mae REMICS, Series 2011-116,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
5.05%	11/25/41	[2]	348,001	55,527
Fannie Mae REMICS, Series 2012-139,
Class AI (IO)
3.00%	12/25/27		451,828	31,071
Freddie Mac Strips, Series 240,
Class IO (IO)
5.50%	07/15/36		469,604	91,486
Ginnie Mae, Series 2003-11,
Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
5.85%	02/16/33	[2]	1,010,936	90,842
Ginnie Mae, Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.83%	10/20/33	[2]	525,996	111,076
Ginnie Mae, Series 2012-73, Class NK
3.00%	08/20/40		9,961	10,056
Ginnie Mae, Series 2018-124, Class NW
3.50%	09/20/48		75,298	81,119
Ginnie Mae, Series 2018-154, Class BP
3.50%	11/20/48		34,794	36,176

				673,541

Total Mortgage-Backed
(Cost $4,324,966)				4,037,282

MUNICIPAL BONDS — 0.97%*
California — 0.50%
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60		30,000	27,319
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49		15,000	17,469

				44,788

Indiana — 0.06%
Indiana University, Taxable Revenue Bonds,
University and College Improvements, Series B
3.07%	06/01/60		5,000	5,287

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Massachusetts — 0.11%
Commonwealth of Massachusetts,
Public Improvements, Series C
3.00%	03/01/48	$ 10,000	$10,285

New York — 0.30%
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds, Public
Improvements, Series B-1
4.00%	08/01/38	10,000	11,113
New York City Water & Sewer System
Revenue Bonds, Water Utility Improvements
3.00%	06/15/50	10,000	10,163
New York State Dormitory Authority,
Revenue Bonds, Health, Hospital and
Nursing Home Improvements, Series A
4.00%	07/01/50	5,000	5,429

			26,705

Total Municipal Bonds
(Cost $86,970)			87,065

Total Bonds – 82.15%
(Cost $7,792,393)			7,340,299

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 17.66%
Commercial Paper — 0.22%
Ford Motor Credit Co. LLC
3.20%[7]	10/08/20	20,000	19,698

Money Market Funds — 17.14%
Dreyfus Government Cash Management
Fund
0.29%[8]		380,000	380,000
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[8]		390,905	390,905
JPMorgan U.S. Government Money Market Fund
0.28%[8]		380,000	380,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
0.23%[8]		380,000	380,000

			1,530,905

U.S. Treasury Bills — 0.30%
U.S. Treasury Bills
0.27%[7,9]	09/10/20	27,000	26,987

Total Short-Term Investments
(Cost $1,577,545)			1,577,590

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 52

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2020

Value
Total Investments – 99.81%
(Cost $9,369,938)	$8,917,889

Cash and Other Assets, Less
Liabilities – 0.19%	17,186

Net Assets – 100.00%	$8,935,075

[1]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[2]	Floating rate security. The rate disclosed was in effect at March 31, 2020.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $357,614, which is 4.00% of total net assets.

[7]	Represents annualized yield at date of purchase.
[8]	Represents the current yield as of March 31, 2020.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $26,982.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	1	06/30/20	$ 125,359	$ 706	$ 706
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	2	06/19/20	(312,063)	(10,442)	(10,442)
U.S. Treasury Ultra Bond	1	06/19/20	(221,875)	(13,721)	(13,721)

			(533,938)	(24,163)	(24,163)

TOTAL FUTURES CONTRACTS			$(408,579)	$(23,457)	$(23,457)

See accompanying Notes to Financial Statements.

53 / Annual Report March 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BONDS – 91.28%
BANK LOANS — 81.13%*
Automotive — 0.30%
Oeconnection LLC,
Term Loan B
(LIBOR plus 4.00%)
5.45%	09/25/26	[1,2]	$681,640	$550,424
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.44%	04/30/26[2]		248,750	228,850

				779,274
Communications — 14.46%
A-L Parent LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/01/23	[2]	497,429	339,080
Altice Financing SA,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.67%	01/31/26	[2]	977,500	899,300
Altice SA,
Term Loan B13, 1st Lien (France)
(LIBOR plus 4.00%)
4.70%	08/14/26	[2,3]	493,750	472,766
Beasley Mezzanine Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.95%	11/01/23	[2]	205,722	164,578
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	03/15/27	[2]	1,745,625	1,639,805
Charter Communications Operating LLC,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/30/25	[2]	1,955,000	1,891,463
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.74%	02/01/27	[2]	398,282	384,343
Clear Channel Outdoor Holdings
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.49%	08/21/26	[2]	1,741,250	1,480,063
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.24%	04/04/26	[2]	1,992,494	1,892,869
Connect Finco SARL,
Term Loan B
(LIBOR plus 4.50%)
5.50%	12/12/26	[2]	1,300,000	1,048,125

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
Coralus Co-Borrower LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
3.24%	01/31/28	[2]	$1,250,000	$1,185,937
Cox Media Group,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.70%	12/17/26	[2]	1,047,375	950,493
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.86%	01/15/26	[2]	990,000	955,350
Dawn Acquisition LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.20%	10/27/25	[2]	491,275	379,142
Diamond Sports Group LLC
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.18%	08/24/26	[2]	806,945	633,452
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.21%	06/17/24	[2]	3,314	3,167
5.35%	06/17/24	[2]	991,571	947,724
Gray Television, Inc.,
Term Loan C, 1st Lien
(LIBOR plus 2.50%)
4.02%	11/02/25	[2]	767,889	722,583
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	05/31/25	[2]	1,474,981	1,073,049
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[2],[3]	500,000	469,375
Lamar Media Corp.,
Term Loan B, 1st Lien
(LIBOR plus 1.50%)
2.52%	02/05/27	[2]	1,424,625	1,371,202
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/01/27	[2]	2,337,328	2,204,392
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	10/05/24	[2]	997,449	861,133

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 54

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
Mediarena Acquisition BV,
Term Loan, 1st Lien (Netherlands)
(LIBOR plus 5.75%)
7.66%	08/13/21	[2,3]	$308,477	$301,731
Mission Broadcasting, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
3.83%	01/17/24	[2]	68,092	64,347
National Cinemedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	06/20/25	[2]	491,250	363,832
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
8.45%	10/19/26	[2]	440,000	225,500
New Insight Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
7.26%	12/20/24	[2]	488,750	439,875
Nexstar Broadcasting, Inc.
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
3.19%	01/17/24	[2]	264,012	249,491
Nexstar Broadcasting,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.33%	09/18/26	[2]	960,625	905,869
Radiate Holdco LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	02/01/24	[2]	1,965,948	1,838,161
Sinclair Television Group, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 2.25%)
3.24%	01/03/24	[2]	1,925,355	1,857,968
Sprint Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/02/24	[2]	2,306,190	2,297,542
Virgin Media Bristol LLC,
Term Loan N, 1st Lien
(LIBOR plus 2.50%)
3.20%	01/31/28	[2]	2,000,000	1,865,000
Windstream Services LLC,
Term Loan B6, 1st Lien
(PRIME plus 5.00%)
8.25%	03/29/21	[2]	1,003,049	639,443
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	03/09/27	[2]	2,250,000	2,137,500

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
Ziggo BV
Term Loan I, 1st Lien
(LIBOR plus 2.50%)
3.20%	04/30/28	[2]	$2,000,000	$1,910,000

				37,065,650

Consumer Discretionary — 6.74%
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.32%	12/13/23	[2]	1,466,250	1,260,975
AI Aqua Merger Sub, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 3.25%)
4.32%	12/13/23	[2]	493,639	424,529
Allied Universal Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.24%	07/10/26	[2]	748,125	695,756
Arterra Wines Canada, Inc.,
Term Loan B1, 1st Lien (Canada)
(LIBOR plus 2.75%)
3.80%	12/15/23	[2,3]	2,427,366	2,087,535
Boing U.S. Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	10/03/24	[2]	977,550	774,708
CityCenter Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	04/18/24	[2]	2,194,280	1,937,549
Four Seasons Hotels, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.99%	11/30/23	[2]	967,500	885,001
KUEHG Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.20%	02/21/25	[2]	337,890	257,134
Nielsen Finance LLC,
Term Loan B4, 1st Lien
(LIBOR plus 2.00%)
3.01%	10/04/23	[2]	1,209,547	1,130,170
Prometric Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	01/29/25	[2]	982,556	761,481
Refresco,
Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
4.95%	03/28/25	[2]	1,980,000	1,831,500

See accompanying Notes to Financial Statements.

55 / Annual Report March 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Consumer Discretionary (continued)
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	02/05/23	[2]	$927,487	$883,432
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.09%	11/14/22	[2]	1,951,155	1,756,040
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.77%	07/31/26	[2]	1,495,003	1,253,156
Wyndham Hotels & Resorts, Inc.
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	05/30/25	[2]	492,500	438,325
Yum! Brands,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.36%	04/03/25	[2]	944,341	901,845

				17,279,136

Consumer Products — 0.13%
Hoffmaster Group, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.45%	11/21/23	[2,4]	472,641	347,391

Electric — 0.70%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.55%	12/31/25	[2]	363,903	347,755
2.74%	12/31/25	[2]	1,520,417	1,452,948

				1,800,703

Energy — 1.28%
Centurion Pipeline Co., LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.24%	09/29/25	[2]	987,500	731,984
EG America LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.07%	02/07/25	[2]	232,601	173,055
EG Finco Ltd., Term Loan B,
1st Lien (United Kingdom)
(LIBOR plus 4.00%)
5.07%	02/07/25	[2,3]	1,070,986	796,814

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Energy (continued)
Epic Y-Grade Services LP,
Term Loan B, 1st Lien
(LIBOR plus 6.00%)
7.62%	06/07/25	[2]	$250,000	$186,500
Glass Mountain Pipeline Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
6.28%	12/23/24	[2,4]	490,000	259,700
KAMC Holdings, Inc.
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.61%	08/14/26	[2,4]	746,250	570,881
Traverse Midstream Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	09/27/24	[2]	985,000	564,897

				3,283,831

Entertainment — 1.33%
CineWorld Finance US, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.32%	02/28/25	[2]	1,063,822	744,675
Hornblower Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.95%	04/28/25	[2]	1,500,000	900,000
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	05/08/25	[2]	651,250	512,859
Nascar Holdings, Inc.
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.67%	10/19/26	[2]	943,617	839,819
SMG U.S. Midco 2, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
3.43%	01/23/25	[2]	490,022	422,644

				3,419,997

Finance — 3.53%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
4.74%	02/27/26	[2,3]	1,237,501	949,782
Avolon TLB Borrower 1 US LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.52%	01/15/25	[2]	789,836	712,172

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 56

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Finance (continued)
Camelot Finance SA,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.24%	10/30/26	[2]	$997,500	$952,613
CBAC Borrower LLC, Term Loan B,
1st Lien
(LIBOR plus 4.00%)
4.99%	07/08/24	[2]	773,829	619,063
Cushman & Wakefield
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	08/21/25	[2]	641,875	569,664
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.20%	10/06/23	[2]	1,800,000	1,642,500
First Eagle Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.95%	02/01/27	[2]	1,496,250	1,275,553
RPI 2019 Intermediate Finance Trust,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
2.74%	02/05/27	[2]	798,000	746,130
RPI Intermediate Finance Trust,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
2.74%	02/11/27	[2]	197,500	185,403
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.70%	04/30/28	[2]	1,500,000	1,393,500

				9,046,380

Food — 6.37%
8th Avenue Food & Provisions,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.30%	10/01/25	[2]	246,875	229,182
Agro Merchants Intermediate Holdings, LLC.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.20%	12/06/24	[2]	1,511,203	1,269,411
American Seafoods Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.77%	08/21/23	[2]	1,157,786	1,082,530
3.81%	08/21/23	[2]	36,755	34,366
CH Guenther Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	03/31/25	[2]	982,500	889,163

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Food (continued)
Chobani LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	10/10/23	[2]	$967,552	$872,006
Flora Food Group,
Term Loan B
(LIBOR plus 3.00%)
4.91%	07/02/25	[2]	982,500	873,605
Hearthside Group Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
4.68%	05/23/25	[2]	982,500	833,489
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.24%	08/03/25	[2]	662,283	627,513
4.01%	08/03/25	[2]	309,065	292,839
4.03%	08/03/25	[2]	1,481,612	1,403,827
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.74%	07/20/25	[2]	1,277,250	1,079,276
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
3.07%	05/01/26	[2,3]	1,237,500	1,167,668
Matterhorn Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.99%	05/23/25	[2]	490,019	423,376
Shearer’s Foods LLC,
Term Loan B
(LIBOR plus 4.25%)
5.25%	03/31/22	[2]	1,494,185	1,401,732
Snacking Investments Bidco,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	12/18/26	[2]	500,000	446,250
U.S. Foods, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
3.07%	09/13/26	[2]	1,990,000	1,834,780
Utz Quality Foods LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.49%	11/21/24	[2]	1,720,599	1,567,896

				16,328,909

See accompanying Notes to Financial Statements.

57 / Annual Report March 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Gaming — 3.89%
Affinity Gaming LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	07/03/23	[2]	$462,637	$355,435
Caesars Entertainment LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.99%	10/07/24	[2]	811,849	669,776
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.74%	12/23/24	[2]	1,466,250	1,202,325
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.99%	12/27/24	[2]	2,028,512	1,817,212
Gateway Casinos & Entertainment Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.45%	12/01/23	[2]	982,500	712,313
Golden Entertainment, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.96%	10/21/24	[2]	1,447,500	1,107,337
Golden Nugget
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.49%	10/04/23	[2]	371,211	291,401
3.70%	10/04/23	[2]	316,864	248,738
GVC Holdings PLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.31%	03/29/24	[2]	1,470,000	1,222,548
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	10/15/25	[2]	1,387,438	1,064,234
Station Casinos LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	02/08/27	[2]	1,490,216	1,292,763

				9,984,082

Health Care — 12.06%
Acadia Healthcare Co., Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/11/22	[2]	911,308	845,010
Acadia Healthcare Co., Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 2.50%)
3.49%	02/16/23	[2]	276,370	256,264

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
Admi Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.20%	04/30/25	[2]	$982,638	$825,907
Alphabet Holding Co., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.49%	09/26/24	[2]	487,500	394,063
BCPE Eagle Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	03/13/24	[2]	1,358,731	1,053,017
Catalent Pharma Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	05/18/26	[2]	990,000	965,250
CCS-CMGC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
6.57%	10/01/25	[2]	307,500	246,769
7.28%	10/01/25	[2]	186,250	149,466
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[2]	2,386,899	2,279,489
Civitas Solutions, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.99%	03/09/26	[2]	339,956	309,076
5.46%	03/09/26	[2]	133,801	121,647
5.46%	03/09/26	[2]	21,516	19,562
Da Vinci Purchaser Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.87%	01/08/27	[2]	1,750,000	1,675,625
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.75%	02/04/27	[2]	2,358,000	2,257,785
Emerald Topco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.49%	07/27/26	[2]	997,494	925,175
Endo Luxembourg Finance I Co. SARL,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 4.25%)
5.25%	04/29/24	[2,3]	498,718	451,340
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	07/02/25	[2]	1,447,737	1,368,112

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 58

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.68%	11/15/27	[2]	$997,500	$951,780
Med Parentco LP,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.18%	08/31/26	[2,5]	139,695	117,344
Med Parentco LP,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.24%	08/31/26	[2]	796,188	668,802
Medical Solutions Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.50%	06/14/24	[2]	975,175	851,649
Medplast Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.20%	07/02/25	[2]	985,000	868,770
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.20%	06/07/23	[2]	1,250,000	1,125,000
NMN Holdings III Corp.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.74%	11/13/25	[2,6]	42,651	35,294
NMN Holdings III Corp.
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.74%	11/13/25	[2]	1,223,203	1,012,201
NMSC Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
6.62%	04/19/23	[2,4]	1,171,254	819,878
NSM Top Holdings Corp.,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
6.70%	11/16/26	[2]	997,500	897,750
Premise Health Holding Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.95%	07/10/25	[2,7]	1,149,536	977,106
Romulus Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.74%	02/14/25	[2]	1,963,012	1,642,393
Surgery Center Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	09/02/24	[2]	1,221,181	947,026

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Tecomet, Inc.,
Term Loan B, 1st Lien
(PRIME plus 2.50%)
5.75%	05/01/24	[2]	$198,495	$169,713
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
6.00%	06/26/26	[2]	995,000	879,869
UIC Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	08/30/24	[2]	1,723,136	1,515,825
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.36%	11/27/25	[2]	512,500	489,437
(LIBOR plus 3.00%)
3.61%	06/02/25	[2]	1,835,153	1,756,398
Wink Holdco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.45%	12/02/24	[2]	975,616	833,176
Wink Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 6.75%)
8.21%	12/01/25	[2]	250,000	211,250

				30,914,218

Industrials — 9.43%
BCPE Empire Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.99%	06/11/26	[2,8]	163,291	146,962
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.99%	06/11/26	[2]	1,039,082	935,174
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.86%	07/01/26	[2]	2,334,688	2,231,577
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	06/30/24	[2]	1,808,948	1,675,538
Conserve Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.49%	08/08/25	[2]	1,970,000	1,649,875

See accompanying Notes to Financial Statements.

59 / Annual Report March 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Curie Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.70%	11/04/26	[2]	$1,000,000	$880,000
Energizer Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.88%	12/17/25	[2]	313,500	296,257
Engineered Machinery Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.70%	07/19/24	[2]	748,106	654,593
Jade Germany GMBH,
Term Loan, 1st Lien (Germany)
(LIBOR plus 5.50%)
7.42%	05/31/23	[2,3]	972,500	740,320
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
6.15%	02/26/27	[2]	1,000,000	865,000
Mirion Technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.07%	03/06/26	[2]	997,481	897,733
Patriot Container Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.10%	03/20/25	[2]	1,496,183	1,339,084
Pelican Products, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/01/25	[2]	491,250	397,913
Penn Engineering & Manufacturing Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.12%	06/27/24	[2]	620,282	550,500
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.57%	07/30/26	[2]	1,246,875	1,078,547
Spectrum Holdings III Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	01/31/25	[2]	1,419,874	1,008,111
4.32%	01/31/25	[2]	7,300	5,183
4.70%	01/31/25	[2]	3,650	2,592
Technimark LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.35%	08/08/25	[2]	987,500	802,344

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.45%	03/28/25	[2]	$498,728	$415,046
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.57%	05/30/24	[2]	1,462,584	982,857
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
3.24%	05/30/25	[2]	1,496,250	1,379,041
TricorBraun, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.69%	11/30/23	[2]	1,452,272	1,223,539
TruGreen Limited Partnership,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.75%	03/19/26	[2]	990,000	910,800
U.S. Ecology, Inc.
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.49%	11/02/26	[2]	498,750	481,294
VM Consolidated, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.24%	02/28/25	[2]	1,442,397	1,312,581
WP Deluxe Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.45%	07/19/24	[2]	977,500	812,953
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.07%	08/12/24	[2]	731,250	493,594

				24,169,008

Information Technology — 10.23%
Ascend Learning LLC, Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	07/12/24	[2]	975,000	884,812
AVSC Holding Corp.,
Term Loan B
(LIBOR plus 4.50%)
6.20%	10/15/26	[2,4]	498,750	311,719
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
2.13%	11/04/22	[2]	975,000	931,125

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 60

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Buzz Merger Sub, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	01/29/27	[2]	$500,000	$462,500
Castle U.S. Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.20%	01/29/27	[2]	1,000,000	815,005
Ciena Corp.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.52%	09/26/25	[2]	495,000	464,218
DCert Buyer, Inc.
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.99%	10/16/26	[2]	1,000,000	899,170
Dell International LLC,
Term Loan B1
(LIBOR plus 2.00%)
2.99%	09/19/25	[2]	1,291,922	1,241,459
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.11%	08/14/25	[2]	493,750	419,687
GlobalLogic Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	08/01/25	[2]	432,109	410,504
Helios Software Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.32%	10/24/25	[2]	997,500	859,511
Imperva, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.70%	11/20/25	[2]	1,488,750	1,233,176
IQVIA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.74%	01/17/25	[2]	967,482	893,310
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
3.20%	06/11/25	[2]	1,488,712	1,436,607
Microchip Technology, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.99%	05/29/25	[2]	287,446	278,822
Navicure, Inc.,
Term Loan B
(LIBOR plus 4.00%)
4.99%	10/22/26	[2]	1,500,000	1,391,250

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Oberthur Technologies Group SAS,
Term Loan B1, 1st Lien
(LIBOR plus 3.75%)
5.20%	01/10/24	[2]	$460,128	$380,756
Perspecta, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	05/30/25	[2]	491,250	432,300
Playtika Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 6.00%)
7.07%	12/10/24	[2]	987,500	931,538
Project Alpha Intermediate Holdings Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.38%	04/26/24	[2]	972,500	884,975
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
3.74%	08/14/24	[2]	384,980	312,475
4.37%	08/14/24	[2]	1,583,748	1,285,473
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.70%	09/30/22	[2]	2,095,603	2,011,779
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[2]	901,527	851,943
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[2]	643,301	607,920
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[2]	1,988,593	1,881,090
Surf Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.81%	03/05/27	[2]	1,300,000	1,166,750
TierPoint LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	05/06/24	[2]	461,205	413,932
VT Topco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.95%	08/01/25	[2]	985,555	847,578

See accompanying Notes to Financial Statements.

61 / Annual Report March 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Web.Com Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.95%	10/10/25	[2]	$500,000	$415,000
Zotec Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.82%	02/14/24	[2]	956,250	870,187

				26,226,571

Insurance — 0.43%
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.99%	06/03/26	[2,9]	1,355,469	1,097,930

Materials — 2.38%
Angus Chemical,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.32%	02/02/22	[2]	396,877	367,111
Archroma Finance SARL,
Term Loan B2, 1st Lien (Switzerland)
(LIBOR plus 4.25%)
5.70%	08/11/24	[2,3]	3,750	3,319
6.10%	08/11/24	[2,3]	727,500	643,838
Cyanco Intermediate Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.49%	03/16/25	[2]	451,025	387,884
DCG Acquisition Corp.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.87%	09/30/26	[2]	173,810	157,298
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.36%	09/30/26	[2]	1,073,500	971,517
Nouryon USA LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.86%	10/01/25	[2]	964,654	875,424
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.73%	10/15/25	[2]	582,229	513,817
5.74%	10/15/25	[2]	10,271	9,064
SCIH Salt Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.24%	03/03/27	[2]	500,000	452,500

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Materials (continued)
WR Grace & Co.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
3.20%	04/03/25	[2]	$725,789	$632,115
WR Grace & Co.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
3.20%	04/03/25	[2]	1,244,211	1,083,627

				6,097,514

Real Estate Investment Trust (REIT) — 0.88%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/11/25	[2]	1,002,125	956,529
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.67%	12/20/24	[2]	1,409,091	1,311,335

				2,267,864

Retail — 0.76%
BC ULC/New Red Finance, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
2.74%	11/19/26	[2,3]	1,148,888	1,065,593
BJ’s Wholesale Club, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.08%	02/03/24	[2]	600,000	579,375
Go Wireless, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 6.50%)
7.50%	12/22/24	[2]	369,792	300,147

				1,945,115

Services — 4.53%
Aramark Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/11/25	[2]	1,865,325	1,759,626
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	05/30/25	[2]	2,168,983	2,113,858
4.00%	05/30/25	[2]	388,109	378,245
Guidehouse LLP,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.49%	05/01/25	[2]	497,468	407,924

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 62

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services (continued)
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.70%	03/06/25	[2]	$1,459,653	$1,228,539
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.70%	03/06/26	[2,4,10]	750,000	596,250
Prime Security Services Borrower LLC,
Term Loan B
(LIBOR plus 3.25%)
4.61%	09/23/26	[2]	624,005	566,909
SRS Distribution, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.57%	05/23/25	[2]	498,750	438,900
TKC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	02/01/23	[2]	1,395,132	1,140,172
University Support Services LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.24%	07/17/25	[2]	1,944,163	1,885,838
Worldstrides,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.25%	12/16/24	[2]	1,476,219	1,087,479

				11,603,740

Transportation — 1.70%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.69%	01/29/27	[2]	273,833	227,452
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
3.45%	12/30/26	[2]	2,500,000	2,412,513
Kestrel Bidco, Inc.
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	12/11/26	[2]	498,750	392,349
PODS LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.75%	12/06/24	[2]	1,469,860	1,315,525

				4,347,839

Total Bank Loans
(Cost $232,315,333)				208,005,152

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 9.99%*
Banking — 0.52%
Bank of America Corp.
3.00%	12/20/23	[11]	$1,300,000	$1,328,155

Communications — 0.94%
T-Mobile USA, Inc.
6.00%	03/01/23		1,000,000	1,011,765
Walt Disney Co. (The)
3.80%	03/22/30		1,250,000	1,410,852

				2,422,617

Consumer Discretionary — 0.99%
NIKE, Inc.
2.85%	03/27/30		2,400,000	2,536,321

Energy — 0.12%
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	09/01/27		500,000	320,000

Finance — 2.86%
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)
2.23%	08/25/36	[2]	1,800,000	1,131,500
Ford Motor Credit Co. LLC
3.22%	01/09/22		835,000	782,813
3.81%	10/12/21		170,000	163,945
(LIBOR USD 3-Month plus 0.81%)
2.18%	04/05/21	[2]	2,500,000	2,252,263
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	75,000	80,697
Goldman Sachs Group, Inc. (The)
3.27%	09/29/25	[11]	980,000	993,249
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[3,12]	750,000	651,881
Raymond James Financial, Inc.
4.65%	04/01/30		1,225,000	1,273,249

				7,329,597

Health Care — 1.55%
Cigna Corp.
(LIBOR USD 3-Month plus 0.89%)
2.72%	07/15/23	[2]	2,700,000	2,512,060
CVS Health Corp.
(LIBOR USD 3-Month plus 0.72%)
1.72%	03/09/21	[2]	1,000,000	979,576
Tenet Healthcare Corp.
4.63%	09/01/24	[12]	500,000	481,400

				3,973,036

See accompanying Notes to Financial Statements.

63 / Annual Report March 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials — 0.94%
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
2.17%	08/15/36	[2]	$850,000	$648,332
Sealed Air Corp.
5.25%	04/01/23	[12]	1,500,000	1,543,117
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[3,12]	250,000	211,250

				2,402,699

Information Technology — 1.11%
Intel Corp.
4.60%	03/25/40		1,250,000	1,541,140
NVIDIA Corp.
2.85%	04/01/30		1,250,000	1,306,187

				2,847,327

Real Estate Investment Trust (REIT) — 0.51%
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
2.67%	08/16/21	[2]	1,350,000	1,314,094

Retail — 0.31%
Yum! Brands, Inc.
7.75%	04/01/25	[12]	750,000	789,375

Transportation — 0.14%
American Airlines Pass-Through Trust,
Series 2013-2, Class B
5.60%	07/15/20	[12]	356,949	357,846

Total Corporates
(Cost $26,066,839)				25,621,067

MUNICIPAL BONDS — 0.16%*
California — 0.16%
State of California, Build America Bonds,
School Improvements, General Obligation
7.95%	03/01/36		400,000	401,592

Total Municipal Bonds
(Cost $400,000)

Total Bonds – 91.28%
(Cost $258,782,172)				234,027,811

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 17.93%
Money Market Funds — 14.03%
Dreyfus Government Cash Management
Fund
0.29%[13]		12,667,000	$12,667,000
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[13]		36,427	36,427
JPMorgan U.S. Government
Money Market Fund
0.28%[13]		11,310,000	11,310,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
0.23%[13]		11,945,000	11,945,000

			35,958,427

U.S. Treasury Bills — 3.90%
U.S. Treasury Bills
1.53%[14]	04/16/20	$ 2,000,000	1,999,915

1.53%[14]	07/16/20	3,000,000	2,999,393
1.55%[14]	04/21/20	5,000,000	4,999,813

			9,999,121

Total Short-Term Investments
(Cost $45,939,442)			45,957,548

Total Investments – 109.21%
(Cost $304,721,614)			279,985,359

Net unrealized depreciation on unfunded commitments (0.00)%			(100,942)

Liabilities in Excess of Other
Assets – (9.21)%			(23,613,547)

Net Assets – 100.00%			$256,270,870

[1]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $52,435, at an interest rate of 4.00% and a maturity of September 25, 2026. The investment is accruing an unused commitment fee of 0.50% per annum.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2020.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $50,114, at an interest rate of 4.25% and a maturity of August 31, 2026. The investment is accruing an unused commitment fee of 1.00% per annum.

[6]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $181,843, at an interest rate of 3.75% and a maturity of November 13, 2025. The investment is accruing an unused commitment fee of 0.25% per annum.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $78,724, at an interest rate of 1.00% and a maturity of July 10, 2025. The investment is accruing an unused commitment fee of 0.25% per annum.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $37,737, at an interest rate of 4.00% and a maturity of June 11, 2026.The investment is accruing an unused commitment fee of 0.16% per annum.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 64

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2020

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $110,623, at an interest rate of 4.00% and a maturity of June 03, 2026. The investment is accruing an unused commitment fee of 0.75% per annum.

[10]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $596,250, which is 0.23% of total net assets.

[11]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[12]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[13]	Represents the current yield as of March 31, 2020.

[14]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(USD): U.S. dollar

See accompanying Notes to Financial Statements.

65 / Annual Report March 2020

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BONDS – 95.90%
BANK LOANS — 16.25%*
Communications — 5.03%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	03/15/27	[1]	$927,675	$871,439
Colorado Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	05/01/24	[1]	904,425	604,608
Colorado Buyer, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	05/01/25	[1]	480,000	188,400
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.24%	04/04/26	[1]	995,000	945,250
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.86%	07/17/25	[1]	4,593,150	4,417,095
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.21%	06/17/24	[1]	6,081	5,812
5.35%	06/17/24	[1]	1,819,533	1,739,073
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	05/31/25	[1]	1,442,658	1,049,534
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[1,2]	1,329,300	1,247,880
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	10/05/24	[1]	1,341,569	1,158,223
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
8.45%	10/19/26	[1]	875,000	448,437
Securus Technologies Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.50%	11/01/24	[1,3]	1,548,081	1,230,725
Sinclair Television Group, Inc.,
Term Loan B2B, 1st Lien
(LIBOR plus 2.50%)
3.21%	09/30/26	[1]	1,243,750	1,187,781

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
Sprint Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/02/24	[1]	$2,650,878	$2,640,938
(LIBOR plus 3.00%)
4.00%	02/02/24	[1]	997,475	993,734
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	03/09/27	[1]	2,325,000	2,208,750

				20,937,679

Consumer Discretionary — 0.33%
CityCenter Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	04/18/24	[1]	1,576,159	1,391,748

Entertainment — 0.53%
1232743 BC, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.00%	02/05/27	[1]	610,000	414,800
CineWorld Finance US, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.32%	02/28/25	[1]	996,940	697,858
WMG Acquisition Corp.,
Term Loan F, 1st Lien
(LIBOR plus 2.13%)
3.11%	11/01/23	[1]	1,100,000	1,078,000

				2,190,658

Finance — 0.46%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
4.74%	02/27/26	[1,2]	519,751	398,909
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.20%	10/06/23	[1]	1,650,000	1,505,625

				1,904,534

Food — 1.00%
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.74%	07/20/25	[1]	540,375	456,617

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 66

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Food (continued)
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
3.07%	05/01/26	[1,2]	$3,907,114	$3,686,636

				4,143,253

Gaming — 0.71%
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.99%	12/27/24	[1]	2,217,982	1,986,946
Golden Nugget
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.49%	10/04/23	[1]	672,484	527,900
3.70%	10/04/23	[1]	574,029	450,612

				2,965,458

Health Care — 3.62%
Acadia Healthcare Co., Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 2.50%)
3.49%	02/16/23	[1]	1,194,835	1,107,911
Alphabet Holding Co., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.49%	09/26/24	[1]	993,412	803,010
BCPE Eagle Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	03/13/24	[1]	771,101	597,603
BCPE Eagle Buyer LLC,
Term Loan, 2nd Lien
(LIBOR plus 8.00%)
9.00%	03/13/25	[1,3]	465,000	337,125
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	1,846,122	1,763,047
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.75%	02/04/27	[1]	3,855,000	3,691,163
Endo Luxembourg Finance I Co. SARL,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 4.25%)
5.25%	04/29/24	[1,2]	935,096	846,262
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	07/02/25	[1]	1,085,803	1,026,084

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.20%	06/07/23	[1]	$1,425,000	$1,282,500
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.36%	11/27/25	[1]	1,489,303	1,422,284
(LIBOR plus 3.00%)
3.61%	06/02/25	[1]	1,528,041	1,462,465
Wink Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 6.75%)
8.21%	12/01/25	[1]	850,000	718,250

				15,057,704

Industrials — 1.32%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.86%	07/01/26	[1]	2,679,750	2,561,399
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
6.15%	02/26/27	[1]	1,500,000	1,297,500
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.45%	03/28/25	[1]	932,621	776,136
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
3.24%	05/30/25	[1]	937,650	864,199

				5,499,234

Information Technology — 2.14%
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
3.20%	06/11/25	[1]	4,491,929	4,334,711
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[1]	2,112,816	1,996,611
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[1]	1,507,640	1,424,719

See accompanying Notes to Financial Statements.

67 / Annual Report March 2020

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)
Information Technology (continued)
TierPoint LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	05/06/24	[1]	$1,255,337	$1,126,665

				8,882,706

Real Estate Investment Trust (REIT) — 0.62%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/11/25	[1]	927,640	885,432
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.67%	12/20/24	[1]	1,820,000	1,693,737

				2,579,169

Services — 0.49%
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.70%	03/06/25	[1]	935,000	786,957
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.70%	03/06/26	[1,3,4]	1,565,000	1,244,175

				2,031,132

Total Bank Loans
(Cost $72,317,438)				67,583,275

CORPORATES — 74.03%*
Banking — 0.64%
Bank of America Corp. (MTN)
4.08%	03/20/51	[5]	1,500,000	1,723,325
Wells Fargo & Co. (MTN)
5.01%	04/04/51	[5]	715,000	920,792

				2,644,117

Communications — 17.38%
Block Communications, Inc.
4.88%	03/01/28	[6]	842,000	795,690
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	05/01/32	[6]	12,000,000	11,717,630
5.38%	06/01/29	[6]	700,000	723,205
CenturyLink, Inc.
4.00%	02/15/27	[6]	3,426,000	3,327,591
Comcast Corp.
3.75%	04/01/40		750,000	848,474
CSC Holdings LLC
6.50%	02/01/29	[6]	388,000	420,637

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Communications (continued)
6.63%	10/15/25	[6]	$86,000	$90,540
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[6]	520,000	423,557
DISH DBS Corp.
5.88%	11/15/24		371,000	363,580
7.75%	07/01/26		373,000	387,025
DISH Network Corp.
3.38%	08/15/26		1,398,000	1,138,463
EW Scripps Co. (The)
5.13%	05/15/25	[6]	1,042,000	919,565
Frontier Communications Corp.
7.13%	01/15/23		3,761,000	1,006,067
8.00%	04/01/27	[6]	718,000	712,636
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	10/15/24	[2,6]	1,353,000	865,514
9.75%	07/15/25	[2,6]	5,696,000	3,613,175
Intelsat Luxembourg SA (Luxembourg)
8.13%	06/01/23	[2]	2,545,000	540,813
Lamar Media Corp.
3.75%	02/15/28	[6]	1,745,000	1,640,632
Level 3 Financing, Inc.
3.88%	11/15/29	[6]	4,630,000	4,371,137
4.63%	09/15/27	[6]	3,155,000	3,153,265
Midcontinent Communications/Midcontinent Finance Corp.
5.38%	08/15/27	[6]	795,000	776,522
Nexstar Broadcasting, Inc.
5.63%	07/15/27	[6]	1,871,000	1,845,274
Outfront Media Capital LLC/Outfront Media
Capital Corp.
4.63%	03/15/30	[6]	1,785,000	1,602,037
Qwest Corp.
6.75%	12/01/21		6,582,000	6,667,589
7.25%	09/15/25		1,500,000	1,556,250
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[6]	2,150,000	1,793,217
Sirius XM Radio, Inc.
3.88%	08/01/22	[6]	4,799,000	4,793,001
5.50%	07/01/29	[6]	2,325,000	2,374,583
Sprint Corp.
7.88%	09/15/23		3,250,000	3,587,464
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[6]	4,154,000	4,459,496
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[2,6]	3,766,000	3,788,068
Walt Disney Co. (The)
4.70%	03/23/50		1,500,000	1,962,046

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 68

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Communications (continued)
Windstream Services LLC/Windstream Finance Corp.[7]
9.00%	06/30/25	[6,8]	$726,000	$36,300

				72,301,043

Consumer Discretionary — 3.28%
Bacardi Ltd. (Bermuda)
4.45%	05/15/25	[2,6]	675,000	710,649
4.50%	01/15/21	[2,6]	899,000	907,297
5.30%	05/15/48	[2,6]	535,000	583,050
BAT Capital Corp.
5.28%	04/02/50		2,010,000	2,021,963
NIKE, Inc.
3.38%	03/27/50		2,000,000	2,186,410
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg SA
(LIBOR USD 3-Month plus 3.50%)
5.33%	07/15/21	[1,6]	7,373,000	7,238,443

				13,647,812

Consumer Products — 0.32%
Newell Brands, Inc.
4.35%	04/01/23		1,325,000	1,346,421

Electric — 0.51%
Consolidated Edison Co. of New York, Inc.,
Series 20B
3.95%	04/01/50		1,900,000	2,017,389
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20	[3,4]	86,333	89,537

				2,106,926

Energy — 8.62%
Antero Resources Corp.
5.00%	03/01/25		1,000,000	377,500
5.63%	06/01/23		2,675,000	1,136,875
Archrock Partners LP/Archrock Partners
Finance Corp.
6.25%	04/01/28	[6]	1,940,000	1,358,000
Cheniere Energy Partners LP
4.50%	10/01/29	[6]	1,349,000	1,167,844
DCP Midstream Operating LP
5.38%	07/15/25		2,000,000	1,368,929
Endeavor Energy Resources LP/EER
Finance, Inc.
5.75%	01/30/28	[6]	2,480,000	1,700,164
Energy Transfer Operating LP
6.25%	04/15/49		800,000	688,085
EQT Corp.
3.90%	10/01/27		1,573,000	1,096,696

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Energy (continued)
Exxon Mobil Corp.
4.33%	03/19/50		$1,000,000	$1,227,274
Hess Corp.
5.60%	02/15/41		840,000	575,714
NGPL Pipe Co. LLC
4.38%	08/15/22	[6]	3,295,000	3,148,492
Occidental Petroleum Corp.
2.60%	04/15/22		1,340,000	967,223
4.40%	08/15/49		4,900,000	2,125,575
Petroleos Mexicanos (Mexico)
6.75%	09/21/47	[2]	524,000	341,438
7.69%	01/23/50	[2,6]	425,000	293,250
Rockies Express Pipeline LLC
6.88%	04/15/40	[6]	2,578,000	1,591,915
Sabine Pass Liquefaction LLC
4.20%	03/15/28		2,250,000	1,901,783
SM Energy Co.
6.75%	09/15/26		1,115,000	344,025
Sunoco Logistics Partners Operations LP
5.35%	05/15/45		820,000	638,774
5.40%	10/01/47		500,000	400,028
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29		3,150,000	2,567,921
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		1,771,000	1,434,277
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[2,6]	3,283,000	2,860,330
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[2,6]	1,341,845	1,096,918
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[2,6]	1,752,100	1,417,002
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		2,212,000	1,394,936
6.88%	09/01/27		2,887,000	1,847,680
Valaris PLC (United Kingdom)
7.75%	02/01/26	[2]	2,958,000	296,022
WPX Energy, Inc.
5.25%	09/15/24		814,000	502,621

				35,867,291

Entertainment — 0.52%
Banijay Entertainment SASU (France)
5.38%	03/01/25	[2,6]	1,730,000	1,614,445

See accompanying Notes to Financial Statements.

69 / Annual Report March 2020

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Entertainment (continued)
Live Nation Entertainment, Inc.
4.75%	10/15/27	[6]	$602,000	$539,121

				2,153,566

Finance — 4.01%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.50%	01/15/25	[2]	450,000	365,575
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[2,6]	5,445,000	4,713,581
Ford Motor Credit Co. LLC
3.10%	05/04/23		180,000	165,600
3.34%	03/18/21		1,257,000	1,209,165
4.27%	01/09/27		2,585,000	2,248,950
5.11%	05/03/29		2,360,000	2,057,625
5.88%	08/02/21		2,225,000	2,191,625
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[2]	466,000	501,398
Mastercard, Inc.
3.85%	03/26/50		1,000,000	1,231,230
Raymond James Financial, Inc.
4.65%	04/01/30		1,940,000	2,016,410

				16,701,159

Food — 6.72%
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[2,6]	1,800,000	1,868,490
6.50%	04/15/29	[2,6]	865,000	932,686
Kraft Heinz Foods Co.
3.50%	06/06/22		3,110,000	3,103,428
3.50%	07/15/22		2,743,000	2,693,130
4.63%	10/01/39	[6]	1,991,000	1,824,073
5.00%	07/15/35		2,790,000	2,792,269
5.00%	06/04/42		945,000	898,809
6.88%	01/26/39		975,000	1,113,147
Nathan’s Famous, Inc.
6.63%	11/01/25	[6]	696,000	657,720
Pilgrim’s Pride Corp.
5.75%	03/15/25	[6]	400,000	404,097
5.88%	09/30/27	[6]	2,300,000	2,314,903
Post Holdings, Inc.
4.63%	04/15/30	[6]	2,345,000	2,262,925
5.00%	08/15/26	[6]	1,500,000	1,552,050
5.50%	12/15/29	[6]	2,660,000	2,773,981
5.75%	03/01/27	[6]	750,000	779,783

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Food (continued)
Smithfield Foods, Inc.
5.20%	04/01/29	[6]	$1,950,000	$1,966,221

				27,937,712

Gaming — 1.12%
Churchill Downs, Inc.
4.75%	01/15/28	[6]	1,945,000	1,702,945
5.50%	04/01/27	[6]	3,120,000	2,946,645

				4,649,590

Health Care — 10.86%
AbbVie, Inc.
4.25%	11/21/49	[6]	383,000	412,165
Bausch Health Cos., Inc. (Canada)
5.50%	11/01/25	[2,6]	888,000	902,701
5.75%	08/15/27	[2,6]	3,765,000	3,897,340
Bayer U.S. Finance II LLC
4.38%	12/15/28	[6]	1,125,000	1,203,928
5.50%	08/15/25	[6]	600,000	655,610
Becton Dickinson and Co.
3.25%	11/12/20		3,000	2,985
Catalent Pharma Solutions, Inc.
5.00%	07/15/27	[6]	500,000	487,775
Centene Corp.
3.38%	02/15/30	[6]	4,873,000	4,543,329
4.25%	12/15/27	[6]	1,600,000	1,576,880
4.63%	12/15/29	[6]	3,050,000	3,082,177
CVS Health Corp.
5.05%	03/25/48		909,000	1,042,627
Elanco Animal Health, Inc.
5.02%	08/28/23		3,590,000	3,638,185
Encompass Health Corp.
4.50%	02/01/28		1,000,000	987,500
4.75%	02/01/30		2,805,000	2,764,468
Endo DAC/Endo Finance LLC/Endo Finco,
Inc. (Ireland)
6.00%	07/15/23	[2,6]	915,000	682,636
6.00%	02/01/25	[2,6]	615,000	424,350
HCA, Inc.
3.50%	09/01/30		1,500,000	1,368,193
5.00%	03/15/24		3,934,000	4,082,226
5.25%	06/15/49		1,450,000	1,556,529
5.88%	02/01/29		850,000	902,063
Hill-Rom Holdings, Inc.
4.38%	09/15/27	[6]	1,160,000	1,152,509
Molina Healthcare, Inc.
4.88%	06/15/25	[6]	900,000	885,371
5.38%	11/15/22		900,000	882,306

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 70

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Tenet Healthcare Corp.
4.63%	09/01/24	[6]	$5,300,000	$5,102,840
4.88%	01/01/26	[6]	800,000	765,000
5.13%	11/01/27	[6]	2,250,000	2,151,563

				45,153,256

Industrials — 7.38%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
4.13%	08/15/26	[2,6]	2,850,000	2,778,750
Ball Corp.
4.88%	03/15/26		1,428,000	1,495,830
Bombardier, Inc. (Canada)
6.13%	01/15/23	[2,6]	2,296,000	1,633,041
7.88%	04/15/27	[2,6]	1,340,000	912,431
Clean Harbors, Inc.
4.88%	07/15/27	[6]	567,000	558,183
5.13%	07/15/29	[6]	1,567,000	1,471,021
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
2.17%	08/15/36	[1]	1,300,000	991,567
Graphic Packaging International LLC
3.50%	03/15/28	[6]	400,000	360,205
4.75%	07/15/27	[6]	541,000	534,508
4.88%	11/15/22		3,531,000	3,419,547
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[6]	600,000	556,482
Sealed Air Corp.
4.00%	12/01/27	[6]	815,000	766,181
5.50%	09/15/25	[6]	4,898,000	5,042,478
Silgan Holdings, Inc.
4.13%	02/01/28	[6]	1,745,000	1,622,850
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[2,6]	2,195,000	1,854,775
Trident TPI Holdings, Inc.
6.63%	11/01/25	[6]	2,073,000	1,681,732
Trivium Packaging Finance BV (Netherlands)
5.50%	08/15/26	[2,6]	4,976,000	5,000,880

				30,680,461

Information Technology — 2.77%
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[6]	2,665,000	2,505,100
Intel Corp.
4.75%	03/25/50		1,450,000	1,964,486
MSCI, Inc.
3.63%	09/01/30	[6]	870,000	830,306

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Information Technology (continued)
NVIDIA Corp.
3.50%	04/01/50		$1,900,000	$2,071,774
Science Applications International Corp.
4.88%	04/01/28	[6]	1,760,000	1,692,006
SS&C Technologies, Inc.
5.50%	09/30/27	[6]	2,350,000	2,462,412

				11,526,084

Real Estate Investment Trust (REIT) — 2.41%
CyrusOne LP/CyrusOne Finance Corp.
3.45%	11/15/29		2,830,000	2,530,014
GLP Capital LP/GLP Financing II, Inc.
5.38%	11/01/23		4,885,000	4,460,208
5.75%	06/01/28		3,405,000	3,032,723

				10,022,945

Retail — 0.88%
Rite Aid Corp.
6.13%	04/01/23	[6]	833,000	722,627
Yum! Brands, Inc.
7.75%	04/01/25	[6]	2,800,000	2,947,000

				3,669,627

Services — 3.74%
GFL Environmental, Inc. (Canada)
5.13%	12/15/26	[2,6]	4,305,000	4,229,663
IHS Markit Ltd. (Bermuda)
4.75%	02/15/25	[2,6]	1,420,000	1,466,107
5.00%	11/01/22	[2,6]	3,071,000	3,238,035
Service Corp. International/U.S.
4.63%	12/15/27		946,000	952,591
University of Southern California
2.81%	10/01/50		925,000	918,688
Waste Pro USA, Inc.
5.50%	02/15/26	[6]	5,103,000	4,770,118

				15,575,202

Transportation — 2.87%
American Airlines Pass-Through Trust,
Series 2013-1, Class B
5.63%	01/15/21	[6]	2,345,217	2,331,741
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		657,338	638,102
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		5,931,683	5,973,135
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		1,128,118	1,121,661

See accompanying Notes to Financial Statements.

71 / Annual Report March 2020

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		$1,872,068	$1,879,911

				11,944,550

Total Corporates
(Cost $326,686,432)				307,927,762

MORTGAGE-BACKED — 5.16%**

Non-Agency Commercial Mortgage-Backed — 0.46%
Morgan Stanley ABS Capital I Trust,
Series 2006-HE8, Class A2C
(LIBOR USD 1-Month plus 0.14%)
1.09%	10/25/36	[1]	3,397,583	1,890,185

Non-Agency Mortgage-Backed — 4.70%
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-ASP6, Class A2C
(LIBOR USD 1-Month plus 0.16%)
1.11%	12/25/36	[1]	4,284,909	1,950,093
Ajax Mortgage Loan Trust,
Series 2019-D, Class A1
(STEP-reset date 04/25/20)
2.96%	09/25/65	[6]	2,030,661	1,986,752
Alternative Loan Trust,
Series 2004-J9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.92%	10/25/34	[1]	620,063	620,691
GSAMP Trust, Series 2005-HE4, Class M3
(LIBOR USD 1-Month plus 0.78%)
1.73%	07/25/45	[1]	2,350,000	2,180,801
GSAMP Trust, Series 2005-HE5, Class M3
(LIBOR USD 1-Month plus 0.46%)
1.41%	11/25/35	[1]	2,500,889	2,304,192
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	10/25/36	[1]	2,645,664	1,051,894
Lehman XS Trust, Series 2005-7N,
Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
1.49%	12/25/35	[1]	1,046,751	877,935
Long Beach Mortgage Loan Trust,
Series 2006-10, Class 1A
(LIBOR USD 1-Month plus 0.15%)
1.10%	11/25/36	[1]	2,876,749	1,868,060
MASTR Asset-Backed Securities Trust,
Series 2006-HE2, Class A3
(LIBOR USD 1-Month plus 0.15%)
1.10%	06/25/36	[1]	3,667,677	1,852,230

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley ABS Capital I Trust,
Series 2007-HE1, Class A2D
(LIBOR USD 1-Month plus 0.23%)
1.18%	11/25/36	[1]	$1,864,626	$1,085,122
Morgan Stanley Resecuritization Trust,
Series 2014-R3, Class 2A
3.00%	07/26/48	[5,6]	1,860,290	1,829,545
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
1.17%	02/25/37	[1]	4,856,992	1,957,607

Total Mortgage-Backed
(Cost $23,785,985)				21,455,107

MUNICIPAL BONDS — 0.46%*

California — 0.21%
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60		960,000	874,210

Missouri — 0.25%
Health & Educational Facilities Authority of the State of Missouri, Taxable Revenue Bonds, Washington University, University and College Improvements
3.65%	08/15/57		885,000	1,038,326

Total Municipal Bonds
(Cost $1,977,712)				1,912,536

Total Bonds – 95.90%
(Cost $424,767,567)				398,878,680

Issues			Shares	Value
COMMON STOCK — 0.01%

Automotive — 0.00%
Motors Liquidation Co. GUC Trust[7]			346	3,377

Electric — 0.01%
Homer City Holdings LLC[3,4,7,9]			502,908	27,660

Total Common Stock
(Cost $27,171,821)				31,037

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 72

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues		Shares	Value
WARRANT — 0.00%
Energy — 0.00%
Sabine Oil & Gas Holdings,
Inc. Warrant Tranche 13,4,7,†		7	$114
Sabine Oil & Gas Holdings, Inc.3,4,7,†		359	4,696

Total Warrant
(Cost $ – )			4,810

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 6.55%
Money Market Funds — 6.17%
Dreyfus Government Cash Management Fund
0.29%[10]		7,597,000	7,597,000
Fidelity Investments Money Market Funds - Government Portfolio
0.28%[10]		1,921,418	1,921,418
JPMorgan U.S. Government Money Market Fund
0.28%[10]		16,161,000	16,161,000

			25,679,418

U.S. Treasury Bills — 0.38%
U.S. Treasury Bills
0.18%[11,12]	09/10/20	$1,575,000	1,574,263

Total Short-Term Investments
(Cost $27,253,140)			27,253,681

Total Investments – 102.46%
(Cost $479,192,528)			426,168,208

Liabilities in Excess of Other
Assets – (2.46)%			(10,228,901)

Net Assets – 100.00%			$415,939,307

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2020.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[4]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $1,366,182, which is 0.33% of total net assets.

[5]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[6]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[7]	Non-income producing security.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Affiliated investment.

[10]	Represents the current yield as of March 31, 2020.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,574,263.

[12]	Represents annualized yield at date of purchase.

†

Fair valued security. The aggregate value of fair valued securities is $4,810, which is 0.00% of total net assets. Fair valued securities are not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying Notes to Financial Statements.

73 / Annual Report March 2020

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	1,192	06/30/20	$149,428,375	$4,426,730	$4,426,730
U.S. Treasury Two Year Note	71	06/30/20	15,647,180	284,986	284,986

			165,075,555	4,711,716	4,711,716

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	382	06/19/20	(59,603,938)	(2,923,753)	(2,923,753)
U.S. Treasury Ultra Bond	114	06/19/20	(25,293,750)	(1,022,451)	(1,022,451)

			(84,897,688)	(3,946,204)	(3,946,204)

TOTAL FUTURES CONTRACTS			$ 80,177,867	$ 765,512	$ 765,512

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 74

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BONDS – 101.33%
ASSET-BACKED SECURITIES — 5.44%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
2.05%	12/27/44	[1,2]	$708,710	$667,505
AMMC CLO 19 Ltd., Series 2016-19A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
2.97%	10/16/28	[1,2,3]	920,000	894,914
Barings CLO Ltd., Series 2013-IA,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
2.62%	01/20/28	[1,2,3]	1,315,000	1,241,418
Barings CLO Ltd., Series 2016-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
2.90%	07/20/28	[1,2,3]	50,000	49,166
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.50%	01/25/35	[1,2]	357,843	322,249
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
2.88%	02/25/35	[1]	650,000	632,860
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
2.48%	02/25/30	[1]	26,277	25,413
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
2.79%	10/27/36	[1]	1,030,000	942,256
CIT Education Loan Trust, Series 2007-1,
Class A
(LIBOR USD 3-Month plus 0.09%)
1.31%	03/25/42	[1,2]	254,030	230,004
Corevest American Finance Trust,
Series 2019-1, Class XA (IO)
2.16%	03/15/52	[2,4]	5,940,781	498,696
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
2.73%	04/15/29	[1,2,3]	1,785,000	1,712,708
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
2.44%	04/25/35	[1]	267,159	251,797
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
2.28%	08/27/46	[1,2]	769,270	688,960

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[2,3]	$725,833	$674,952
Higher Education Funding I, Series 2014-1,
Class A
(LIBOR USD 3-Month plus 1.05%)
2.73%	05/25/34	[1,2]	1,102,066	1,079,440
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[2]	437,918	419,456
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[2]	817,348	754,337
LCM XVIII LP, Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
3.07%	07/15/27	[1,2,3]	50,000	48,893
LCM XX LP, Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
2.86%	10/20/27	[1,2,3]	1,700,000	1,638,664
Magnetite XVIII Ltd., Series 2016-18A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
2.77%	11/15/28	[1,2,3]	50,000	48,925
Navient Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.51%)
1.46%	06/25/31	[1]	728,535	710,635
Navient Student Loan Trust, Series 2014-2,
Class A
(LIBOR USD 1-Month plus 0.64%)
1.59%	03/25/83	[1]	66,476	63,179
Navient Student Loan Trust, Series 2014-3,
Class A
(LIBOR USD 1-Month plus 0.62%)
1.57%	03/25/83	[1]	1,795,846	1,704,421
Navient Student Loan Trust, Series 2014-4,
Class A
(LIBOR USD 1-Month plus 0.62%)
1.57%	03/25/83	[1]	1,641,385	1,557,217
Navient Student Loan Trust, Series 2016-2A,
Class A3
(LIBOR USD 1-Month plus 1.50%)
2.45%	06/25/65	[1,2]	1,640,000	1,653,616
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
(LIBOR USD 1-Month plus 0.95%)
1.90%	11/25/48	[1,2]	1,370,000	1,240,207
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
LIBOR USD 3-Month
2.54%	01/29/46	[1]	61,743	61,088

See accompanying Notes to Financial Statements.

75 / Annual Report March 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Recette CLO Ltd., Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
2.74%	10/20/27	[1,2,3]	$1,388,087	$1,366,017
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
1.98%	08/15/31	[1]	145,745	127,491
SLC Student Loan Trust, Series 2008-1,
Class A4A
(LIBOR USD 3-Month plus 1.60%)
2.34%	12/15/32	[1]	319,090	318,414
SLM Student Loan Trust, Series 2004-2,
Class B
(LIBOR USD 3-Month plus 0.47%)
2.26%	07/25/39	[1]	179,965	164,393
SLM Student Loan Trust, Series 2006-2,
Class A6
(LIBOR USD 3-Month plus 0.17%)
1.96%	01/25/41	[1]	85,283	76,277
SLM Student Loan Trust, Series 2006-8,
Class A6
(LIBOR USD 3-Month plus 0.16%)
1.95%	01/25/41	[1]	1,025,000	922,586
SLM Student Loan Trust, Series 2008-2,
Class A3
(LIBOR USD 3-Month plus 0.75%)
2.54%	04/25/23	[1]	3,972,061	3,777,120
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	01/25/83	[1]	185,000	145,163
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	04/26/83	[1]	185,000	167,378
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	04/25/73	[1]	185,000	156,519
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/25/73	[1]	2,235,000	1,982,873
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
2.89%	07/25/23	[1]	2,115,484	2,063,646
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83	[1]	185,000	168,250

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-7,
Class B (LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83	[1]	$185,000	$169,305
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.04%	10/25/75	[1]	185,000	167,440
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
3.29%	04/25/23	[1]	780,348	773,590
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.04%	10/25/83	[1]	1,885,000	1,862,186
SLM Student Loan Trust, Series 2009-3,
Class A
(LIBOR USD 1-Month plus 0.75%)
1.70%	01/25/45	[1,2]	3,339,140	3,044,816
SLM Student Loan Trust, Series 2011-2,
Class A2
(LIBOR USD 1-Month plus 1.20%)
2.15%	10/25/34	[1]	500,000	494,485
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
1.60%	05/26/26	[1]	671,864	616,735
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[2]	509,619	568,452
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	600,000	547,657
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.06%	07/17/28	[1,2,3]	10,000	9,769
Treman Park CLO Ltd., Series 2015-1A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
2.89%	10/20/28	[1,2,3]	50,000	48,600

Total Asset-Backed Securities
(Cost $41,578,046)				39,552,138

BANK LOANS — 1.35%*
Automotive — 0.03%
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.44%	04/30/26	[1]	199,000	183,080

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 76

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications — 0.40%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.99%	01/31/25	[1]	$246,875	$231,651
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	03/15/27	[1]	349,125	327,961
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.74%	02/01/27	[1]	99,749	96,258
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.86%	01/15/26	[1]	356,400	343,926
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.21%	06/17/24	[1]	1,740	1,663
5.35%	06/17/24	[1]	520,575	497,555
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[1,3]	225,000	211,219
Lamar Media Corp.,
Term Loan B, 1st Lien
(LIBOR plus 1.50%)
2.52%	02/05/27	[1]	196,500	189,131
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/01/27	[1]	400,000	377,250
Sprint Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/02/24	[1]	153,768	153,192
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	03/09/27	[1]	500,000	475,000

				2,904,806

Consumer Discretionary — 0.06%
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	02/05/23	[1]	434,282	413,654

Electric — 0.02%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.55%	12/31/25	[1]	26,963	25,766

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
2.74%	12/31/25	[1]	$112,654	$107,655

				133,421

Finance — 0.21%
Avolon TLB Borrower 1 US LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.52%	01/15/25	[1]	52,744	47,557
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.20%	10/06/23	[1]	1,631,095	1,488,374

				1,535,931

Food — 0.04%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
4.03%	08/03/25	[1]	299,248	283,538

Gaming — 0.01%
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.99%	12/27/24	[1]	54,033	48,404

Health Care — 0.21%
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	343,450	327,994
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.75%	02/04/27	[1]	950,000	909,625
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	07/02/25	[1]	29,625	27,996
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.68%	11/15/27	[1]	99,750	95,178
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.20%	06/07/23	[1]	216,103	194,493

				1,555,286

Industrials — 0.12%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)

See accompanying Notes to Financial Statements.

77 / Annual Report March 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
2.86%	07/01/26	[1]	$547,371	$523,197
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
3.24%	05/30/25	[1]	396,990	365,892

				889,089

Information Technology — 0.08%
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
2.13%	11/04/22	[1]	487,500	465,563
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[1]	94,482	89,285
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[1]	67,419	63,711

				618,559

Real Estate Investment Trust (REIT) — 0.14%
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.67%	12/20/24	[1]	1,125,000	1,046,953

Services — 0.02%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	05/30/25	[1]	154,731	150,798

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.69%	01/29/27	[1]	75,000	62,297

Total Bank Loans
(Cost $9,985,686)				9,825,816

CORPORATES — 35.87%*
Automotive — 0.10%
General Motors Co.
4.88%	10/02/23		845,000	754,188

Banking — 4.11%
Bank of America Corp.
3.00%	12/20/23	[4]	3,721,000	3,801,587
Bank of America Corp. (MTN)
2.02%	02/13/26	[4]	1,415,000	1,383,474
2.50%	02/13/31	[4]	375,000	363,380

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
3.09%	10/01/25	[4]	$152,000	$152,652
3.56%	04/23/27	[4]	605,000	634,295
3.97%	03/05/29	[4]	40,000	42,601
Bank of New York Mellon Corp. (The) (MTN)
2.50%	04/15/21		1,076,000	1,076,662
2.60%	02/07/22		665,000	670,532
3.25%	09/11/24		365,000	381,727
JPMorgan Chase & Co.
2.01%	03/13/26	[4]	1,945,000	1,937,870
3.20%	06/15/26		715,000	744,219
3.51%	06/18/22	[4]	40,000	40,666
3.96%	01/29/27	[4]	50,000	53,883
4.02%	12/05/24	[4]	1,820,000	1,931,401
4.49%	03/24/31	[4]	1,485,000	1,715,885
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	3,020,000	2,989,700
3.90%	03/12/24	[3]	355,000	359,903
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	10/16/20	[3]	1,065,000	1,066,023
4.80%	11/15/24	[3,4]	795,000	833,798
Santander UK PLC (United Kingdom)
5.00%	11/07/23	[2,3]	330,000	333,033
U.S. Bancorp, Series V
2.63%	01/24/22		95,000	96,382
Wells Fargo & Co.
3.00%	10/23/26		1,810,000	1,854,473
3.07%	01/24/23		50,000	50,573
Wells Fargo & Co. (MTN)
2.16%	02/11/26	[4]	5,100,000	4,968,597
2.88%	10/30/30	[4]	240,000	238,156
4.48%	04/04/31	[4]	1,875,000	2,119,182

				29,840,654

Communications — 3.33%
AT&T, Inc.
3.40%	05/15/25		325,000	338,671
3.55%	06/01/24		800,000	828,116
3.60%	07/15/25		1,155,000	1,205,258
3.88%	01/15/26		1,530,000	1,580,162
4.10%	02/15/28		50,000	52,584
4.35%	03/01/29		40,000	43,027
(LIBOR USD 3-Month plus 1.18%)
1.96%	06/12/24	[1]	1,200,000	1,116,007
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30	[2]	824,000	815,760
4.50%	05/01/32	[2]	413,000	403,282

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 78

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Charter Communications Operating LLC/
Charter Communications Operating Capital
4.91%	07/23/25		$500,000	$534,165
Comcast Corp.
2.75%	03/01/23		45,000	46,429
3.40%	04/01/30		2,540,000	2,756,552
CSC Holdings LLC
5.38%	02/01/28	[2]	65,000	66,753
5.50%	05/15/26	[2]	350,000	364,461
6.50%	02/01/29	[2]	43,000	46,617
Fox Corp.
3.50%	04/08/30		1,500,000	1,496,985
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	10/15/24	[2,3]	1,003,000	641,619
9.75%	07/15/25	[2,3]	585,000	371,086
Level 3 Financing, Inc.
4.63%	09/15/27	[2]	196,000	195,892
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[2]	750,000	625,541
SES SA (Luxembourg)
3.60%	04/04/23	[2,3]	1,500,000	1,472,103
Sirius XM Radio, Inc.
3.88%	08/01/22	[2]	219,000	218,726
Sprint Corp.
7.88%	09/15/23		65,000	71,749
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[2]	1,437,000	1,435,204
4.74%	03/20/25	[2]	780,000	802,421
5.15%	03/20/28	[2]	785,000	842,731
Time Warner Cable LLC
4.00%	09/01/21		50,000	50,130
T-Mobile USA, Inc.
4.50%	02/01/26		172,000	177,375
6.00%	03/01/23		280,000	283,294
6.00%	04/15/24		293,000	300,902
6.50%	01/15/24		367,000	373,423
Verizon Communications, Inc.
3.15%	03/22/30		515,000	555,902
4.13%	03/16/27		515,000	573,822
ViacomCBS, Inc.
2.50%	02/15/23		40,000	38,304
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[2,3]	65,000	65,381
Vodafone Group PLC (United Kingdom)
4.13%	05/30/25	[3]	475,000	508,613
4.38%	05/30/28	[3]	780,000	825,483

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Walt Disney Co. (The)
3.80%	03/22/30		$1,855,000	$2,093,704

				24,218,234

Consumer Discretionary — 0.96%
Anheuser-Busch InBev Worldwide, Inc.
4.75%	01/23/29		730,000	807,528
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,3]	605,000	647,653
BAT Capital Corp.
2.76%	08/15/22		755,000	742,940
3.46%	09/06/29		770,000	716,514
4.39%	08/15/37		830,000	768,269
NIKE, Inc.
2.85%	03/27/30		1,090,000	1,151,913
Reckitt Benckiser Treasury Services PLC
(United Kingdom)
2.75%	06/26/24	[2,3]	1,595,000	1,583,500
Reynolds American, Inc.
4.45%	06/12/25		365,000	367,827
5.70%	08/15/35		185,000	199,804

				6,985,948

Electric — 2.88%
AEP Texas, Inc.
3.85%	10/01/25	[2]	1,150,000	1,156,760
Consolidated Edison Co. of New York, Inc.,
Series 20A
3.35%	04/01/30		1,395,000	1,438,516
Dominion Energy, Inc., Series A
3.30%	03/15/25		3,035,000	3,073,464
Duke Energy Corp.
2.65%	09/01/26		30,000	29,835
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	395,000	421,042
6.40%	09/15/20	[2]	1,843,000	1,884,239
Entergy Corp.
4.00%	07/15/22		955,000	982,544
Entergy Mississippi LLC
3.10%	07/01/23		1,435,000	1,526,346
Evergy Metro, Inc.
3.65%	08/15/25		640,000	666,881
Florida Power & Light Co.
2.85%	04/01/25		2,000,000	2,086,633
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		1,995,000	2,146,574
Metropolitan Edison Co.
4.00%	04/15/25	[2]	770,000	832,389
MidAmerican Energy Co.
3.10%	05/01/27		45,000	46,345

See accompanying Notes to Financial Statements.

79 / Annual Report March 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.55%)
2.16%	08/28/21	[1]	$1,635,000	$1,602,292
Public Service Co. of New Mexico
3.85%	08/01/25		1,405,000	1,443,361
Southwestern Electric Power Co.
3.55%	02/15/22		955,000	963,663
Tucson Electric Power Co.
3.85%	03/15/23		595,000	633,586

				20,934,470

Energy — 3.14%
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[2]	2,555,000	2,699,644
Canadian Natural Resources Ltd. (Canada)
3.85%	06/01/27	[3]	8,000	6,340
Cheniere Energy Partners LP
5.25%	10/01/25		65,000	60,286
Concho Resources, Inc.
3.75%	10/01/27		30,000	25,499
Energy Transfer Operating LP
3.75%	05/15/30		385,000	302,763
4.05%	03/15/25		2,000,000	1,767,824
5.50%	06/01/27		71,000	62,062
5.88%	01/15/24		1,000,000	965,000
Energy Transfer Partners LP/Regency
Energy Finance Corp.
5.00%	10/01/22		130,000	118,777
EQT Corp.
3.90%	10/01/27		170,000	118,524
Exxon Mobil Corp.
3.48%	03/19/30		3,795,000	4,196,559
NiSource, Inc.
2.65%	11/17/22		970,000	961,385
Petroleos Mexicanos (Mexico)
2.00%	12/20/22	[3]	900,000	911,940
5.95%	01/28/31	[2],[3]	2,360,000	1,640,200
6.50%	01/23/29	[3]	395,000	286,415
6.63%	06/15/35	[3]	1,780,000	1,215,562
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		780,000	633,750
Range Resources Corp.
4.88%	05/15/25		134,000	78,155
Rockies Express Pipeline LLC
4.80%	05/15/30	[2]	400,000	248,000
4.95%	07/15/29	[2]	1,000,000	600,435
Ruby Pipeline LLC
6.50%	04/01/22	[2]	716,477	639,432

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Sabine Pass Liquefaction LLC
5.75%	05/15/24		$1,081,000	$1,003,375
Spectra Energy Partners LP
4.75%	03/15/24		1,500,000	1,492,227
Sunoco Logistics Partners Operations LP
3.45%	01/15/23		105,000	90,519
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29		119,000	97,010
TC PipeLines LP
4.65%	06/15/21		2,030,000	1,986,487
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		60,000	37,837
6.88%	09/01/27		181,000	115,840
Williams Cos., Inc. (The)
3.35%	08/15/22		480,000	457,867

				22,819,714

Entertainment — 0.03%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[2]	227,000	203,290

Finance — 6.59%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.50%	05/26/22	[3]	355,000	309,936
3.65%	07/21/27	[3]	355,000	275,479
3.95%	02/01/22	[3]	160,000	145,017
4.45%	12/16/21	[3]	750,000	690,248
Air Lease Corp.
2.25%	01/15/23		1,000,000	831,918
3.25%	03/01/25		820,000	661,278
3.25%	10/01/29		525,000	420,302
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[2,3]	1,160,000	925,062
5.13%	10/01/23	[2,3]	75,000	64,925
5.25%	05/15/24	[2,3]	95,000	75,387
Citibank N.A. (BKNT)
2.10%	06/12/20		290,000	289,458
Citigroup, Inc.
3.70%	01/12/26		1,415,000	1,490,478

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 80

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Finance (continued)
Daimler Finance North America LLC
2.20%	10/30/21	[2]	$760,000	$729,451
3.00%	02/22/21	[2]	30,000	29,163
(LIBOR USD 3-Month plus 0.90%)
2.59%	02/15/22	[1,2]	1,900,000	1,761,535
Durrah MSN 35603 (Cayman Islands)
1.68%	01/22/25	[3]	2,815,782	2,827,379
Ford Motor Credit Co. LLC
2.34%	11/02/20		1,095,000	1,067,625
2.43%	06/12/20		850,000	830,875
3.20%	01/15/21		2,500,000	2,437,500
3.22%	01/09/22		500,000	468,750
3.34%	03/28/22		40,000	37,552
3.81%	10/12/21		385,000	371,286
5.60%	01/07/22		1,330,000	1,293,425
5.88%	08/02/21		1,555,000	1,531,675
(LIBOR USD 3-Month plus 0.81%)
2.18%	04/05/21	[1]	850,000	765,769
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[3]	4,185,000	4,165,082
4.42%	11/15/35	[3]	1,000,000	1,075,962
General Motors Financial Co., Inc.
2.65%	04/13/20		50,000	49,961
3.15%	06/30/22		495,000	442,338
3.20%	07/06/21		1,040,000	990,776
3.45%	04/10/22		120,000	111,589
3.55%	04/09/21		1,000,000	958,442
4.20%	11/06/21		265,000	249,044
4.38%	09/25/21		220,000	202,719
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		1,130,000	1,067,924
2.63%	04/25/21		50,000	50,051
2.75%	09/15/20		1,275,000	1,278,388
3.27%	09/29/25	[4]	775,000	785,478
3.75%	02/25/26		20,000	20,709
3.81%	04/23/29	[4]	350,000	363,921
Mastercard, Inc.
3.35%	03/26/30		1,090,000	1,209,629
Morgan Stanley (GMTN)
(SOFR Rate plus 0.70%)
1.61%	01/20/23	[1]	1,485,000	1,387,307
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,4]	390,000	388,151
3.77%	03/08/24	[2,3,4]	730,000	708,012
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[2,3]	1,330,000	1,156,003

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Finance (continued)
5.25%	08/15/22	[2,3]	$825,000	$746,685
5.50%	02/15/24	[2,3]	240,000	207,039
Raymond James Financial, Inc.
3.63%	09/15/26		250,000	253,167
4.65%	04/01/30		1,090,000	1,132,931
5.63%	04/01/24		1,990,000	2,176,326
Safina Ltd. (Cayman Islands)
2.00%	12/30/23	[3]	4,644,106	4,689,592
Sandalwood 2013 LLC
2.90%	07/10/25		1,661,388	1,719,323

				47,918,022

Food — 1.05%
Conagra Brands, Inc.
4.60%	11/01/25		1,400,000	1,479,068
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[2,3]	70,000	72,664
Kraft Heinz Foods Co.
5.00%	07/15/35		5,660,000	5,664,603
6.88%	01/26/39		245,000	279,714
Pilgrim’s Pride Corp.
5.88%	09/30/27	[2]	65,000	65,421
Post Holdings, Inc.
4.63%	04/15/30	[2]	65,000	62,725

				7,624,195

Gaming — 0.12%
Churchill Downs, Inc.
5.50%	04/01/27	[2]	908,000	857,549

Health Care — 6.04%
AbbVie, Inc.
3.20%	11/21/29	[2]	1,960,000	1,979,986
3.60%	05/14/25		1,767,000	1,857,618
Aetna, Inc.
2.80%	06/15/23		50,000	49,952
3.50%	11/15/24		1,250,000	1,269,217
Alcon Finance Corp.
2.75%	09/23/26	[2]	2,300,000	2,330,145
Allergan Funding SCS (Luxembourg)
3.85%	06/15/24	[3]	1,342,000	1,407,912
Allergan Sales LLC
5.00%	12/15/21	[2]	500,000	518,408
Amgen, Inc.
3.63%	05/15/22		50,000	51,874
Anthem, Inc.
2.38%	01/15/25		225,000	223,238
3.13%	05/15/22		1,995,000	2,031,322

See accompanying Notes to Financial Statements.

81 / Annual Report March 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Bausch Health Cos., Inc. (Canada)
5.75%	08/15/27	[2,3]	$294,000	$304,334
Baxter International, Inc.
3.95%	04/01/30	[2]	1,000,000	1,074,376
Bayer U.S. Finance II LLC
3.88%	12/15/23	[2]	130,000	133,278
4.25%	12/15/25	[2]	575,000	598,555
4.38%	12/15/28	[2]	2,900,000	3,103,460
5.50%	08/15/25	[2]	1,100,000	1,201,952
Bayer U.S. Finance LLC
3.38%	10/08/24	[2]	1,020,000	1,027,690
Baylor Scott & White Holdings
2.65%	11/15/26		1,530,000	1,578,365
Becton Dickinson and Co.
2.89%	06/06/22		820,000	822,780
3.25%	11/12/20		30,000	29,850
3.73%	12/15/24		1,300,000	1,335,066
Centene Corp.
3.38%	02/15/30	[2]	333,000	310,472
Cigna Corp.
2.40%	03/15/30		1,580,000	1,506,324
3.05%	10/15/27	[2]	1,315,000	1,302,474
4.13%	11/15/25		2,365,000	2,534,114
CVS Health Corp.
2.88%	06/01/26		50,000	50,650
3.25%	08/15/29		1,450,000	1,419,184
4.30%	03/25/28		3,250,000	3,483,225
5.05%	03/25/48		30,000	34,410
Elanco Animal Health, Inc.
4.66%	08/27/21		1,000,000	995,636
Eli Lilly & Co.
2.75%	06/01/25		165,000	170,805
Encompass Health Corp.
4.75%	02/01/30		328,000	323,260
HCA, Inc.
4.13%	06/15/29		1,145,000	1,150,332
5.00%	03/15/24		815,000	845,708
5.25%	04/15/25		206,000	216,477
5.25%	06/15/26		1,070,000	1,125,041
Hologic, Inc.
4.63%	02/01/28	[2]	60,000	60,300
Humana, Inc.
3.85%	10/01/24		860,000	876,117
3.95%	03/15/27		885,000	900,027
Pfizer, Inc.
2.63%	04/01/30		1,250,000	1,316,029
UnitedHealth Group, Inc.
3.70%	12/15/25		1,500,000	1,625,259

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		$765,000	$763,714

				43,938,936

Industrials — 2.01%
Amcor Finance USA, Inc.
3.63%	04/28/26	[2]	1,950,000	2,021,154
4.50%	05/15/28	[2]	30,000	35,423
BAE Systems Holdings, Inc.
3.80%	10/07/24	[2]	630,000	644,329
Berry Global, Inc.
4.88%	07/15/26	[2]	65,000	66,015
Crane Co.
4.45%	12/15/23		1,130,000	1,213,253
General Electric Co. (GMTN)
4.63%	01/07/21		1,080,000	1,066,861
General Electric Co. (MTN)
4.38%	09/16/20		125,000	125,167
5.55%	05/04/20		1,000,000	1,002,580
5.55%	01/05/26		1,090,000	1,154,999
(LIBOR USD 3-Month plus 0.48%)
2.17%	08/15/36	[1]	1,115,000	850,459
General Electric Co., Series A (MTN)
6.75%	03/15/32		250,000	297,384
L3Harris Technologies, Inc.
3.85%	06/15/23	[2]	410,000	428,539
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[2]	65,000	60,286
Northrop Grumman Corp.
2.93%	01/15/25		2,510,000	2,449,904
Sealed Air Corp.
4.00%	12/01/27	[2]	65,000	61,107
5.50%	09/15/25	[2]	600,000	617,698
Siemens Financieringsmaatschappij NV
(Netherlands)
2.00%	09/15/23	[2,3]	1,275,000	1,267,540
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25	[2,3]	410,000	406,880
Trivium Packaging Finance BV (Netherlands)
5.50%	08/15/26	[2,3]	65,000	65,325
WRKCo, Inc.
4.65%	03/15/26		730,000	772,876

				14,607,779

Information Technology — 1.18%
Apple, Inc.
3.25%	02/23/26		20,000	21,758

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 82

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Information Technology (continued)
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.00%	01/15/22		$570,000	$564,093
3.63%	01/15/24		1,790,000	1,793,153
Broadcom, Inc.
3.13%	04/15/21	[2]	130,000	128,623
3.63%	10/15/24	[2]	695,000	685,192
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[2]	65,000	61,100
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	525,000	525,067
Intel Corp.
3.90%	03/25/30		2,565,000	2,938,205
IQVIA, Inc.
5.00%	05/15/27	[2]	224,000	231,280
NXP BV/NXP Funding LLC (Netherlands)
4.63%	06/15/22	[2,3]	1,210,000	1,252,894
Oracle Corp.
2.40%	09/15/23		40,000	41,037
SS&C Technologies, Inc.
5.50%	09/30/27	[2]	323,000	338,451

				8,580,853

Insurance — 0.66%
Berkshire Hathaway Finance Corp.
1.85%	03/12/30		1,550,000	1,510,851
Berkshire Hathaway, Inc.
3.13%	03/15/26		55,000	58,921
Nationwide Mutual Insurance Co.
3.03%	12/15/24	[2,4]	1,212,000	1,220,948
New York Life Global Funding
3.00%	01/10/28	[2]	50,000	51,307
Pricoa Global Funding I
2.55%	11/24/20	[2]	1,945,000	1,958,341

				4,800,368

Materials — 0.13%
International Flavors & Fragrances, Inc.
4.45%	09/26/28		800,000	938,810

Real Estate Investment Trust (REIT) — 1.94%
American Campus Communities
Operating Partnership LP
3.75%	04/15/23		50,000	50,788
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		230,000	229,618
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		1,450,000	1,392,935
3.45%	11/15/29		1,000,000	893,998

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		$1,140,000	$1,017,450
5.25%	06/01/25		685,000	640,475
5.38%	11/01/23		30,000	27,391
5.38%	04/15/26		1,373,000	1,224,647
5.75%	06/01/28		325,000	289,467
Healthcare Realty Trust, Inc.
3.75%	04/15/23		25,000	25,000
3.88%	05/01/25		1,400,000	1,486,718
Healthcare Trust of America Holdings LP
3.70%	04/15/23		920,000	891,105
Healthpeak Properties, Inc.
4.25%	11/15/23		598,000	566,170
Piedmont Operating Partnership LP
3.40%	06/01/23		1,210,000	1,212,747
SL Green Operating Partnership LP
3.25%	10/15/22		1,350,000	1,411,542
(LIBOR USD 3-Month plus 0.98%)
2.67%	08/16/21	[1]	1,000,000	973,403
Ventas Realty LP
3.25%	10/15/26		1,155,000	1,093,723
Ventas Realty LP/Ventas Capital Corp.
3.25%	08/15/22		40,000	41,477
Welltower, Inc.
3.75%	03/15/23		640,000	645,280

				14,113,934

Retail — 0.39%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[2,3]	10,000	9,899
3.55%	07/26/27	[2,3]	640,000	636,320
Rite Aid Corp.
6.13%	04/01/23	[2]	248,000	215,140
Starbucks Corp.
2.00%	03/12/27		1,165,000	1,101,147
Target Corp.
2.65%	09/15/30		750,000	773,191
Walgreens Boots Alliance, Inc.
3.80%	11/18/24		65,000	66,116

				2,801,813

Services — 0.55%
GFL Environmental, Inc. (Canada)
5.13%	12/15/26	[2,3]	337,000	331,103
IHS Markit Ltd. (Bermuda)
4.13%	08/01/23	[3]	1,245,000	1,280,507
4.75%	02/15/25	[2,3]	1,340,000	1,383,510
RELX Capital, Inc.
4.00%	03/18/29		740,000	765,435

See accompanying Notes to Financial Statements.

83 / Annual Report March 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Services (continued)
Waste Pro USA, Inc.
5.50%	02/15/26	[2]	$274,000	$256,126

				4,016,681

Transportation — 0.66%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		368,016	375,378
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		1,704,103	1,748,649
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		505,464	508,996
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		869,457	876,645
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		114,897	115,578
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		536,946	538,797
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		365,638	367,170
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		315,703	273,915

				4,805,128

Total Corporates (Cost $263,812,296)				260,760,566

MORTGAGE-BACKED — 34.86%**

Non-Agency Commercial
Mortgage-Backed — 3.03%
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[2,4]	1,095,000	1,165,171
BX Trust, Series 2019-OC11, Class A
3.20%	12/09/41	[2]	375,000	367,935
CALI Mortgage Trust, Series 2019-101C,
Class A
3.96%	03/10/39	[2]	805,000	879,879
Century Plaza Towers, Series 2019-CPT,
Class A
2.87%	11/13/39	[2]	715,000	707,594
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.62%	02/10/49		3,250,000	3,510,749

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.31%	04/10/49		$1,000,000	$1,046,342
Commercial Mortgage Trust,
Series 2013-300P, Class A1
4.35%	08/10/30	[2]	1,160,000	1,215,414
Commercial Mortgage Trust,
Series 2014-277P, Class A
3.61%	08/10/49	[2,4]	1,265,000	1,298,837
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.17%	03/10/47	[4]	24,869,333	900,926
Commercial Mortgage Trust,
Series 2016-787S, Class A
3.55%	02/10/36	[2]	1,225,000	1,278,007
DC Office Trust, Series 2019-MTC, Class A
2.97%	09/15/45	[2]	765,000	759,351
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[2]	760,000	811,851
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41	[2,4]	765,000	847,872
JPMBB Commercial Mortgage Securities
Trust, Series 2015-C29, Class XA (IO)
0.74%	05/15/48	[4]	32,693,953	837,152
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2019-OSB,
Class A
3.40%	06/05/39	[2]	740,000	750,740
MKT Mortgage Trust, Series 2020-525M,
Class A
2.69%	02/12/40	[2]	945,000	897,133
Natixis Commercial Mortgage Securities
Trust, Series 2020-2PAC, Class A
2.97%	12/15/38	[2]	775,000	798,893
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[2]	960,000	966,043
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.83%	01/15/32	[2,4]	1,170,000	1,217,637
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2B
4.14%	01/05/43	[2,4]	105,000	94,564
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class XA (IO)
1.21%	02/15/48	[4]	35,202,129	1,681,748

				22,033,838

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 84

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 5.42%
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2004-R8, Class M1
(LIBOR USD 1-Month plus 0.96%)
1.91%	09/25/34	[1]	$30,898	$31,054
Amresco Residential Securities Corp.
Mortgage Loan Trust, Series 1998-1,
Class A5 (STEP-reset date 05/25/20)
6.59%	10/25/27		21,865	21,252
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.92%	12/25/34	[1]	476,484	414,924
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		6,258	6,415
Banc of America Funding Trust,
Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
1.16%	03/27/36	[1,2]	525,317	519,031
Bear Stearns ALT-A Trust, Series 2004-12,
Class 1M1
(LIBOR USD 1-Month plus 0.93%)
1.88%	01/25/35	[1]	2,487,996	2,366,144
Bear Stearns Asset-Backed Securities I
Trust, Series 2005-HE12, Class M2
(LIBOR USD 1-Month plus 0.50%)
1.45%	12/25/35	[1]	2,353,002	2,274,184
Chevy Chase Mortgage Funding LLC,
Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
1.13%	05/25/36	[1,2]	68,558	55,845
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.94%	02/25/34	[4]	7,160	6,932
Conseco Finance Corp., Series 1996-7,
Class M1
7.70%	09/15/26	[4]	139,590	143,021
Conseco Finance Corp., Series 1998-4,
Class A5
6.18%	04/01/30		86,194	86,304
Conseco Finance Corp., Series 1998-6,
Class A8
6.66%	06/01/30	[4]	126,440	128,000
Conseco Finance Home Equity Loan Trust,
Series 2002-C, Class BF2
8.00%	06/15/32	[2,4]	78,229	79,327
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
3.79%	08/25/34	[4]	84,901	71,926

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB3,
Class AF1 (STEP-reset date 05/25/20)
3.38%	12/25/32		$706,514	$687,829
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF4 (STEP-reset date 05/25/20)
3.30%	12/25/36		437,233	336,511
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1
(LIBOR USD 1-Month plus 0.06%)
1.01%	04/25/37	[1]	132,360	80,398
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A3
(LIBOR USD 1-Month plus 0.25%)
1.20%	04/25/37	[1]	1,572,783	1,094,036
First Franklin Mortgage Loan Trust,
Series 2005-FFH4, Class M1
(LIBOR USD 1-Month plus 0.48%)
1.43%	12/25/35	[1]	2,821,251	2,721,998
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
3.53%	09/25/34	[4]	100,027	91,528
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
4.14%	08/25/34	[4]	46,971	44,318
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.95%	10/25/37	[1]	2,613,042	2,245,276
HomeBanc Mortgage Trust, Series 2005-4,
Class A1
(LIBOR USD 1-Month plus 0.27%)
1.22%	10/25/35	[1]	47,150	45,972
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.58%	11/25/35	[1]	435,013	419,299
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
1.81%	09/25/34	[1]	11,283	9,784
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
1.75%	11/25/34	[1]	33,894	27,443
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.25%	06/25/37	[4]	746,038	663,087

See accompanying Notes to Financial Statements.

85 / Annual Report March 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A3
6.61%	02/25/28		$82,518	$82,474
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A4
6.75%	02/25/28		21,967	21,978
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A4
6.49%	09/25/28		96,542	98,167
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
1.24%	07/25/36	[1]	3,745,000	3,480,760
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
4.03%	05/25/37	[4]	182,430	170,363
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.93%	01/25/34	[4]	77,873	76,244
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.12%	06/25/34	[4]	1,807	1,715
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.47%	10/25/32	[4]	10,043	9,057
MASTR Seasoned Securitization Trust,
Series 2005-1, Class 4A1
4.51%	10/25/32	[4]	23,323	20,995
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
1.13%	06/25/37	[1]	447,169	346,275
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
1.20%	06/25/37	[1]	826,356	619,456
Mid-State Capital Corp., Series 2004-1,
Class A
6.01%	08/15/37		262,415	272,828
Mid-State Capital Corp., Series 2004-1,
Class B
8.90%	08/15/37		360,178	399,052
Mid-State Capital Corp., Series 2004-1,
Class M1
6.50%	08/15/37		257,270	265,239
Mid-State Capital Corp., Series 2005-1,
Class M2
7.08%	01/15/40		453,770	482,917

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		$619,145	$617,788
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.88%	07/25/34	[1]	165,869	149,046
Morgan Stanley ABS Capital I Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
1.25%	12/25/35	[1]	210,748	206,306
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.17%	02/25/36	[1]	3,077,099	2,874,131
New York Mortgage Trust, Series 2005-3,
Class A1
(LIBOR USD 1-Month plus 0.48%)
1.43%	02/25/36	[1]	1,017,274	935,704
Nomura Resecuritization Trust,
Series 2014-7R, Class 2A3
(LIBOR USD 1-Month plus 0.20%)
1.83%	12/26/35	[1,2]	1,286,494	1,255,886
Option One Mortgage Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.66%)
1.61%	05/25/35	[1]	146,647	143,664
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A2
4.10%	10/25/35	[2,4]	5,343,607	4,842,431
Residential Asset Mortgage Products Trust,
Series 2003-SL1, Class A41
8.00%	04/25/31		25,977	27,604
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A7
7.00%	11/25/31		12,729	12,892
Residential Asset Mortgage Products Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.30%)
1.25%	01/25/36	[1]	2,266,458	2,056,937
Residential Asset Securities Corp.,
Series 2005-AHL3, Class A3
(LIBOR USD 1-Month plus 0.34%)
1.29%	11/25/35	[1]	61,157	56,425
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
4.07%	12/25/34	[4]	20,056	17,591
STRU JPM-2598 Coll
2.46%	04/01/40		1,160,000	1,208,859
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-15, Class A
4.04%	10/25/34	[4]	938,597	839,169

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 86

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II
Trust, Series 2005-AR1, Class A1
(LIBOR USD 1-Month plus 0.48%)
1.23%	04/19/35	[1]	$657,475	$597,187
Structured Asset Mortgage Investments II
Trust, Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative
Average plus 1.48%)
3.63%	02/25/36	[1]	530,304	464,205
Structured Asset Mortgage Investments II
Trust, Series 2006-AR3, Class 22A1
3.56%	05/25/36	[4]	2,123,860	1,297,690
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
4.10%	01/25/33	[4]	5,231	4,641
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month plus 0.78%)
1.73%	10/25/45	[1]	869,021	761,939

				39,389,453

U.S. Agency Commercial
Mortgage-Backed — 0.81%
Fannie Mae-Aces, Series 2015-M4,
Class X2 (IO)
0.39%	07/25/22	[4]	86,429,687	498,414
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K021,
Class A2
2.40%	06/25/22		105,000	107,804
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K158,
Class A3
3.90%	10/25/33	[4]	1,250,000	1,466,309
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K159,
Class A3
3.95%	11/25/33	[4]	3,265,000	3,843,471

				5,915,998

U.S. Agency Mortgage-Backed — 25.60%
Fannie Mae Pool 253974
7.00%	08/01/31		1,441	1,626
Fannie Mae Pool 254232
6.50%	03/01/22		1,259	1,302
Fannie Mae Pool 527247
7.00%	09/01/26		19	21
Fannie Mae Pool 545191
7.00%	09/01/31		829	958
Fannie Mae Pool 545646
7.00%	09/01/26		10	11

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 549740
6.50%	10/01/27		$3,993	$4,431
Fannie Mae Pool 606108
7.00%	03/01/31		384	387
Fannie Mae Pool 630599
7.00%	05/01/32		3,459	4,060
Fannie Mae Pool 655928
7.00%	08/01/32		2,732	3,345
Fannie Mae Pool 735207
7.00%	04/01/34		1,088	1,306
Fannie Mae Pool 735646
4.50%	07/01/20		6	6
Fannie Mae Pool 735686
6.50%	12/01/22		390	402
Fannie Mae Pool 735861
6.50%	09/01/33		67,077	74,983
Fannie Mae Pool 764388
(LIBOR USD 6-Month plus 1.40%)
3.19%	03/01/34	[1]	26,050	26,256
Fannie Mae Pool 776708
5.00%	05/01/34		108,752	120,993
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.58%)
3.58%	11/01/35	[1]	6,377	6,444
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.59%)
3.59%	12/01/35	[1]	8,722	8,798
Fannie Mae Pool 889125
5.00%	12/01/21		388	390
Fannie Mae Pool 889184
5.50%	09/01/36		90,613	102,608
Fannie Mae Pool 890221
5.50%	12/01/33		138,906	156,884
Fannie Mae Pool 918445
(LIBOR USD 12-Month plus 1.57%)
3.57%	05/01/37	[1]	513	528
Fannie Mae Pool 939419
(LIBOR USD 12-Month plus 1.27%)
4.14%	05/01/37	[1]	22,713	22,931
Fannie Mae Pool AL0209
4.50%	05/01/41		356,382	395,695
Fannie Mae Pool AM7901
3.36%	02/01/30		32,068	36,601
Fannie Mae Pool AM8645
2.69%	05/01/27		99,264	107,941
Fannie Mae Pool AN2786
2.76%	09/01/36		49,598	54,687

See accompanying Notes to Financial Statements.

87 / Annual Report March 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AN9612
3.72%	07/01/33		$60,000	$69,287
Fannie Mae Pool BL0661
3.99%	11/01/33		3,503,421	4,330,156
Fannie Mae Pool CA1710
4.50%	05/01/48		33,185	35,798
Fannie Mae Pool CA1711
4.50%	05/01/48		2,310,027	2,491,935
Fannie Mae Pool CA2208
4.50%	08/01/48		33,287	35,825
Fannie Mae Pool FM2318
3.50%	09/01/49		6,332,077	6,745,822
Fannie Mae Pool FN0039
3.19%	09/01/27	[4]	42,741	47,738
Fannie Mae Pool MA1527
3.00%	08/01/33		27,447	28,959
Fannie Mae Pool MA1561
3.00%	09/01/33		1,512,849	1,596,203
Fannie Mae Pool MA1608
3.50%	10/01/33		1,377,298	1,465,163
Fannie Mae Pool MA3427
4.00%	07/01/33		30,193	31,854
Fannie Mae Pool MA3537
4.50%	12/01/48		2,918,701	3,138,509
Fannie Mae Pool MA3811
3.00%	10/01/49		3,690,714	3,808,546
Fannie Mae Pool MA3834
3.00%	11/01/49		3,924,363	4,115,939
Fannie Mae Pool MA3905
3.00%	01/01/50		1,503,013	1,577,962
Fannie Mae REMICS, Series 1993-80,
Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
9.72%	05/25/23	[1]	1,688	1,885
Fannie Mae REMICS, Series 2001-52,
Class YZ
6.50%	10/25/31		132,294	156,477
Fannie Mae REMICS, Series 2003-124,
Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[1]	4,876	5,947
Fannie Mae REMICS, Series 2007-64,
Class FA
(LIBOR USD 1-Month plus 0.47%)
1.42%	07/25/37	[1]	62,503	62,334
Fannie Mae REMICS, Series 2008-50,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.10%	11/25/36	[1]	1,092,925	198,497

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2018-38,
Class PA
3.50%	06/25/47		$17,791	$18,644
Fannie Mae REMICS, Series 2018-43,
Class CT
3.00%	06/25/48		957,974	1,004,639
Fannie Mae REMICS, Series 2018-55,
Class PA
3.50%	01/25/47		177,586	186,182
Fannie Mae REMICS, Series 2018-86,
Class JA
4.00%	05/25/47		1,162,020	1,239,028
Fannie Mae Trust, Series 2003-W6,
Class 5T (IO)
(-1.00 X LIBOR USD 1-Month plus 8.15%, 8.15% Cap)
0.55%	09/25/42	[1]	10,020,741	147,522
Freddie Mac Gold Pool A25162
5.50%	05/01/34		114,125	129,282
Freddie Mac Gold Pool A33262
5.50%	02/01/35		36,392	41,618
Freddie Mac Gold Pool A68781
5.50%	10/01/37		7,403	8,424
Freddie Mac Gold Pool C03813
3.50%	04/01/42		974,345	1,044,148
Freddie Mac Gold Pool C90504
6.50%	12/01/21		142	147
Freddie Mac Gold Pool G01548
7.50%	07/01/32		244,412	305,593
Freddie Mac Gold Pool G01644
5.50%	02/01/34		69,748	78,925
Freddie Mac Gold Pool G02366
6.50%	10/01/36		52,650	61,766
Freddie Mac Gold Pool G08844
5.00%	10/01/48		697,961	755,373
Freddie Mac Gold Pool G12393
5.50%	10/01/21		10,757	10,907
Freddie Mac Gold Pool G12909
6.00%	11/01/22		40,748	42,484
Freddie Mac Gold Pool G13032
6.00%	09/01/22		14,407	14,755
Freddie Mac Gold Pool G15897
2.50%	09/01/31		36,472	38,047
Freddie Mac Gold Pool G16085
2.50%	02/01/32		2,171,222	2,267,272
Freddie Mac Gold Pool G16524
3.50%	05/01/33		101,130	107,280
Freddie Mac Gold Pool G16756
3.50%	01/01/34		2,272,326	2,413,388

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 88

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G18581
2.50%	01/01/31		$43,197	$44,931
Freddie Mac Gold Pool G18713
3.50%	11/01/33		70,848	74,648
Freddie Mac Gold Pool J06246
5.50%	10/01/21		3,991	4,056
Freddie Mac Pool SD7503
3.50%	08/01/49		7,179,621	7,647,077
Freddie Mac Pool SD8044
3.00%	02/01/50		848,420	890,803
Freddie Mac REMICS, Series 1602,
Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[1]	9,492	10,276
Freddie Mac REMICS, Series 2174,
Class PN
6.00%	07/15/29		26,064	29,438
Freddie Mac REMICS, Series 3460,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
5.50%	06/15/38	[1]	1,052,793	217,511
Freddie Mac REMICS, Series 4030,
Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
5.91%	04/15/42	[1]	904,045	184,841
Ginnie Mae I Pool 782810
4.50%	11/15/39		764,704	855,068
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	07/20/34	[1]	20,215	20,891
Ginnie Mae II Pool MA4454
5.00%	05/20/47		42,624	46,022
Ginnie Mae II Pool MA4511
4.00%	06/20/47		13,316	14,242
Ginnie Mae II Pool MA4588
4.50%	07/20/47		450,215	487,423
Ginnie Mae II Pool MA4589
5.00%	07/20/47		2,222,413	2,397,470
Ginnie Mae II Pool MA4838
4.00%	11/20/47		1,210,323	1,291,306
Ginnie Mae II Pool MA4901
4.00%	12/20/47		986,840	1,052,870
Ginnie Mae II Pool MA5399
4.50%	08/20/48		1,506,236	1,608,323
Ginnie Mae II Pool MA5530
5.00%	10/20/48		19,786	21,035
Ginnie Mae II Pool MA6030
3.50%	07/20/49		822,428	853,959

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA6080
3.00%	08/20/49		$297,214	$309,477
Ginnie Mae II Pool MA6209
3.00%	10/20/49		3,798,569	3,962,812
Ginnie Mae Pool (TBA)
3.00%	05/20/50		7,450,000	7,866,734
Ginnie Mae, Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
12.45%	11/26/23	[1]	15,602	18,035
UMBS (TBA)
2.50%	05/01/35		81,600,000	84,610,616
2.50%	05/01/50		14,275,000	14,761,241
3.00%	05/01/35		165,000	172,420
3.00%	05/01/50		3,075,000	3,222,144
3.50%	05/01/50		9,975,000	10,538,042
5.00%	05/01/50		1,700,000	1,832,463

				186,040,028

Total Mortgage-Backed
(Cost $250,992,277)				253,379,317

MUNICIPAL BONDS — 1.34%*

California — 0.55%
Los Angeles Department of Water & Power
Power System Revenue, Taxable Bonds,
Electric Light & Power Improvements,
Series C
5.52%	07/01/27		50,000	61,777
Los Angeles Unified School District, Build
America Taxable Bonds, School
Improvements, Series KR
5.75%	07/01/34		875,000	1,125,731
State of California, Build America Bonds,
School Improvements, General Obligation
7.95%	03/01/36		2,800,000	2,811,144

				3,998,652

New York — 0.77%
Metropolitan Transportation Authority, Build
America Bonds, Transit Improvements
6.55%	11/15/31		25,000	30,212
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds, Public
Improvements, Series B-1
4.00%	08/01/38		800,000	889,072
New York City Transitional Finance Authority
Revenue, Future Tax Secured Revenue,
Qualified School Construction Bonds, School
Improvements, Series G-3
5.27%	05/01/27		1,465,000	1,772,533

See accompanying Notes to Financial Statements.

89 / Annual Report March 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York State Dormitory Authority, Build
America Bonds, University & College
Improvements, Series D
5.50%	03/15/30		$70,000	$83,561
New York State Dormitory Authority,
Revenue Bonds, School Improvements,
Series A
5.00%	03/15/47		640,000	781,414
New York State Dormitory Authority, Taxable
Bonds, Transit Improvements, Series F
3.03%	02/15/33		1,245,000	1,298,647
New York State Environmental Facilities
Corp., Revenue Bonds, Water Utility
Improvements, Series B
4.00%	06/15/37		675,000	781,772

				5,637,211

Pennsylvania — 0.01%
Pennsylvania Economic Development
Financing Authority, Taxable Bonds,
University of Pittsburgh Medical Center,
Series B
3.20%	11/15/27		40,000	43,402

Washington — 0.01%
State of Washington, Build America Bonds,
Highway Improvements
5.04%	08/01/31		40,000	49,491

Total Municipal Bonds
(Cost $9,510,425)				9,728,756

U.S. AGENCY SECURITIES — 0.03%
U.S. Agency Securities — 0.03%
Resolution Funding Corp.
(Strip Principal) (PO)
0.00%	01/15/21	[5]	230,000	228,846

Total U.S. Agency Securities
(Cost $225,751)
U.S. TREASURY SECURITIES — 22.44%
U.S. Treasury Bonds — 0.23%
U.S. Treasury Bonds (WI)
2.00%	02/15/50		1,455,000	1,686,209

U.S. Treasury Notes — 22.21%
U.S. Treasury Notes
0.50%	03/31/25		59,825,000	60,191,892
1.13%	02/28/22		37,191,000	37,837,484
1.38%	01/31/22		16,255,000	16,597,879
1.38%	01/31/25		29,278,500	30,671,516

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.13%	07/15/24	[6]	$1,151,626	$1,154,206
0.13%	10/15/24	[6]	6,374,743	6,448,451
0.25%	07/15/29	[6]	8,165,905	8,484,213

Total U.S. Treasury Securities
(Cost $160,043,534)				163,071,850

Total Bonds – 101.33%
(Cost $736,148,015)				736,547,289

Issues			Shares	Value
COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings LLC[7,8,9]			8,014	441

Total Common Stock
(Cost $457,400)
Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 16.51%
Commercial Paper — 0.27%
Ford Motor Credit Co. LLC
3.20%[10]	10/08/20		2,000,000	1,969,758

Foreign Government Obligations — 2.66%
Japan Treasury Discount Bill, Series 892
(Japan)
0.00%[3,10]	06/08/20		2,085,000,000	19,321,383

Money Market Funds — 8.33%
Dreyfus Government Cash Management
Fund
0.29%[11]			36,471,000	36,471,000
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[11,12]			19,790	19,790
JPMorgan U.S. Government
Money Market Fund
0.28%[11]			23,948,000	23,948,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
0.23%[11]			147,000	147,000

				60,585,790

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 90

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 5.25%
U.S. Treasury Bills
0.27%[10,13]	09/10/20	$ 1,159,000	$1,158,458
1.53%[10]	04/16/20	10,000,000	9,999,573
1.53%[10]	07/16/20	5,000,000	4,998,988
1.53%[10]	07/23/20	5,000,000	4,998,882
1.55%[10]	04/21/20	10,000,000	9,999,625
1.55%[10]	08/06/20	7,000,000	6,998,142

			38,153,668

Total Short-Term Investments
(Cost $120,416,434)			120,030,599

Total Investments – 117.84%
(Cost $857,021,849)			856,578,329

Liabilities in Excess of Other
Assets – (17.84)%			(129,703,649)

Net Assets – 100.00%			$726,874,680

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2020.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2020.

[6]	Inflation protected security. Principal amount reflects original security face amount.

[7]	Non-income producing security.

[8]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[9]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $441, which is 0.00% of total net assets.

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of March 31, 2020.

[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $18.

[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,158,235.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PO): Principal only

(SOFR): Secured Overnight Financing Rate

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 19,891,394	JPY 2,085,000,000	Citigroup Global Markets, Inc.	06/08/20	$520,871

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	525	06/30/20	$115,700,976	$2,083,855	$2,083,855
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	147	06/19/20	(22,936,594)	(379,479)	(379,479)

TOTAL FUTURES CONTRACTS			$92,764,382	$1,704,376	$1,704,376

See accompanying Notes to Financial Statements.

91 / Annual Report March 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2020

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate					3-month
Swap[1]	Call	01/21/23	1.57%	Semi-annually	USD LIBOR	Quarterly	$22,465	$548,827	$—	$548,827
Interest Rate					3-month
Swap[1]	Call	01/21/23	1.58%	Semi-annually	USD LIBOR	Quarterly	37,475	920,547	7,078	913,469
Interest Rate			3 month
Swap[1]	Call	01/21/26	USD LIBOR	Quarterly	1.67%	Semi-annually	9,140	(510,505)	—	(510,505)
Interest Rate			3 month
Swap[1]	Call	01/21/26	USD LIBOR	Quarterly	1.68%	Semi-annually	15,245	(857,481)	(4,903)	(852,578)

TOTAL SWAPS CONTRACTS							$84,325	$101,388	$2,175	$99,213

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 92

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BONDS – 88.18%
ASSET-BACKED SECURITIES — 8.94%**
CarMax Auto Owner Trust, Series 2016-2,
Class B
2.16%	12/15/21		$30,000	$29,579
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
2.28%	08/27/46	[1,2]	70,854	63,457
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[2]	39,217	37,563
Navient Student Loan Trust, Series 2014-2,
Class A
(LIBOR USD 1-Month plus 0.64%)
1.59%	03/25/83	[1]	77,555	73,709
SLC Student Loan Trust, Series 2006-1,
Class A6
(LIBOR USD 3-Month plus 0.16%)
0.90%	03/15/55	[1]	60,000	51,240
SLM Student Loan Trust, Series 2007-2,
Class B
(LIBOR USD 3-Month plus 0.17%)
1.96%	07/25/25	[1]	70,000	57,077
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	01/25/83	[1]	20,000	15,693
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	04/26/83	[1]	20,000	18,095
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/25/73	[1]	35,000	31,052
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
2.89%	07/25/23	[1]	36,100	35,216
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83	[1]	20,000	18,189
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83	[1]	20,000	18,303
SLM Student Loan Trust, Series 2008-8,
Class A4
(LIBOR USD 3-Month plus 1.50%)
3.29%	04/25/23	[1]	23,895	23,835

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.04%	10/25/75	[1]	$30,000	$27,152
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
3.29%	04/25/23	[1]	18,289	18,131
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.04%	10/25/83	[1]	15,000	14,818
Structured Receivables Finance LLC,
Series 2010-B, Class A
3.73%	08/15/36	[2]	74,634	74,486
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
1.96%	04/25/40	[1,2]	44,881	41,837

Total Asset-Backed Securities
(Cost $676,021)				649,432

CORPORATES — 54.01%*
Banking — 6.27%
Bank of America Corp.
3.00%	12/20/23	[3]	15,000	15,325
Bank of America Corp. (MTN)
2.50%	02/13/31	[3]	5,000	4,845
3.97%	03/05/29	[3]	60,000	63,902
3.97%	02/07/30	[3]	30,000	32,399
Bank of New York Mellon Corp. (The) (MTN)
3.25%	09/11/24		5,000	5,229
JPMorgan Chase & Co.
3.21%	04/01/23	[3]	50,000	50,905
3.56%	04/23/24	[3]	70,000	73,360
4.01%	04/23/29	[3]	20,000	21,734
4.20%	07/23/29	[3]	15,000	16,491
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	40,000	39,599
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[3,4]	30,000	29,189
3.57%	01/10/23	[4]	10,000	9,959
State Street Corp.
3.78%	12/03/24	[3]	15,000	15,725
Wells Fargo & Co. (MTN)
2.16%	02/11/26	[3]	40,000	38,969
2.88%	10/30/30	[3]	5,000	4,962

See accompanying Notes to Financial Statements.

93 / Annual Report March 2020

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Banking (continued)
3.58%	05/22/28	[3]	$20,000	$20,377
5.01%	04/04/51	[3]	10,000	12,878

				455,848

Communications — 5.16%
AT&T, Inc.
3.88%	01/15/26		10,000	10,328
4.30%	02/15/30		70,000	75,208
Charter Communications Operating LLC/ Charter Communications Operating Capital
3.75%	02/15/28		42,000	42,291
Comcast Corp.
3.40%	04/01/30		20,000	21,705
Fox Corp.
3.50%	04/08/30		30,000	29,940
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[4]	5,000	6,873
Level 3 Financing, Inc.
3.40%	03/01/27	[2]	15,000	14,361
SES SA (Luxembourg)
3.60%	04/04/23	[2,4]	15,000	14,721
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28	[2]	30,000	32,206
Verizon Communications, Inc.
4.33%	09/21/28		40,000	45,458
ViacomCBS, Inc.
4.95%	01/15/31		20,000	19,725
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[4]	40,000	42,332
Walt Disney Co. (The)
6.20%	12/15/34		4,000	5,565
7.75%	01/20/24		12,000	14,367

				375,080

Consumer Discretionary — 2.40%
Anheuser-Busch InBev Worldwide, Inc.
4.00%	04/13/28		52,000	53,825
4.75%	01/23/29		15,000	16,593
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,4]	30,000	32,115
BAT Capital Corp.
2.76%	08/15/22		30,000	29,521
Constellation Brands, Inc.
4.25%	05/01/23		15,000	15,518
Reynolds American, Inc.
5.70%	08/15/35		25,000	27,001

				174,573

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Consumer Products — 0.31%
Procter & Gamble Co. (The)
3.00%	03/25/30		$20,000	$22,313

Electric — 3.45%
Ameren Corp.
3.50%	01/15/31		35,000	34,917
Appalachian Power Co.
4.45%	06/01/45		5,000	5,511
Berkshire Hathaway Energy Co.
3.70%	07/15/30	[2]	25,000	26,776
Consolidated Edison Co. of New York, Inc.,
Series 20A
3.35%	04/01/30		30,000	30,936
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	23,000	24,516
6.40%	09/15/20	[2]	7,000	7,157
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,258
Metropolitan Edison Co.
4.00%	04/15/25	[2]	25,000	27,026
Public Service Co. of New Mexico
3.85%	08/01/25		10,000	10,273
Southwestern Electric Power Co., Series M
4.10%	09/15/28		20,000	21,513
Tucson Electric Power Co.
5.15%	11/15/21		30,000	31,352
Xcel Energy, Inc.
3.40%	06/01/30		20,000	20,297

				250,532

Energy — 3.84%
Energy Transfer Operating LP
4.05%	03/15/25		10,000	8,839
4.95%	06/15/28		5,000	4,145
EQM Midstream Partners LP
5.50%	07/15/28		8,000	4,467
EQT Corp.
3.90%	10/01/27		15,000	10,458
Exxon Mobil Corp.
3.48%	03/19/30		30,000	33,174
Hess Corp.
4.30%	04/01/27		12,000	8,820
Kinder Morgan, Inc.
5.63%	11/15/23	[2]	25,000	26,234
Petroleos Mexicanos (Mexico)
5.35%	02/12/28	[4]	15,000	10,500
5.95%	01/28/31	[2,4]	30,000	20,850
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		15,000	12,187

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 94

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Energy (continued)
Rockies Express Pipeline LLC
4.95%	07/15/29	[2]	$10,000	$6,004
Ruby Pipeline LLC
6.50%	04/01/22	[2]	18,371	16,396
Sabine Pass Liquefaction LLC
4.20%	03/15/28		12,000	10,143
Shell International Finance BV (Netherlands)
2.38%	11/07/29	[4]	15,000	14,837
Sunoco Logistics Partners Operations LP
3.90%	07/15/26		10,000	7,957
4.00%	10/01/27		10,000	7,903
TC PipeLines LP
3.90%	05/25/27		30,000	29,032
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	10,000	10,035
Western Midstream Operating LP
4.05%	02/01/30		25,000	10,938
5.25%	02/01/50		10,000	4,174
Williams Cos., Inc. (The)
4.55%	06/24/24		25,000	22,192

				279,285

Finance — 7.88%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.88%	01/23/28	[4]	11,000	8,641
3.95%	02/01/22	[4]	35,000	31,722
Air Lease Corp.
3.00%	09/15/23		30,000	25,591
3.63%	12/01/27		11,000	8,793
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[2,4]	5,000	3,987
Citigroup, Inc.
3.20%	10/21/26		20,000	20,757
3.67%	07/24/28	[3]	20,000	20,821
Daimler Finance North America LLC
2.20%	10/30/21	[2]	20,000	19,196
Ford Motor Credit Co. LLC
3.81%	10/12/21		5,000	4,822
4.25%	09/20/22		25,000	23,375
5.60%	01/07/22		5,000	4,863
5.88%	08/02/21		5,000	4,925
(LIBOR USD 3-Month plus 1.08%)
2.84%	08/03/22	[1]	35,000	28,919
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35	[4]	16,000	17,215
General Motors Financial Co., Inc.
3.15%	06/30/22		10,000	8,936

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Finance (continued)
3.20%	07/06/21		$20,000	$19,053
4.20%	11/06/21		15,000	14,097
4.38%	09/25/21		5,000	4,607
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		20,000	18,901
2.88%	10/31/22	[3]	75,000	75,486
Morgan Stanley (GMTN)
3.70%	10/23/24		70,000	74,081
3.77%	01/24/29	[3]	20,000	21,153
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,4]	10,000	9,953
3.77%	03/08/24	[2,3,4]	25,000	24,247
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[2,4]	10,000	8,692
5.50%	02/15/24	[2,4]	15,000	12,940
Pipeline Funding Co. LLC
7.50%	01/15/30	[2]	18,426	26,833
Raymond James Financial, Inc.
3.63%	09/15/26		30,000	30,380

				572,986

Food — 1.24%
Conagra Brands, Inc.
4.60%	11/01/25		16,000	16,904
General Mills, Inc.
3.70%	10/17/23		15,000	15,296
Kraft Heinz Foods Co.
5.00%	07/15/35		48,000	48,039
Smithfield Foods, Inc.
5.20%	04/01/29	[2]	10,000	10,083

				90,322

Health Care — 8.95%
AbbVie, Inc.
3.20%	11/21/29	[2]	40,000	40,408
3.60%	05/14/25		25,000	26,282
Alcon Finance Corp.
2.75%	09/23/26	[2]	20,000	20,262
Allergan Funding SCS (Luxembourg)
3.80%	03/15/25	[4]	5,000	5,125
Allergan Sales LLC
5.00%	12/15/21	[2]	25,000	25,920
Anthem, Inc.
3.65%	12/01/27		40,000	41,364
Barnabas Health, Inc., Series 2012
4.00%	07/01/28		15,000	15,339
Baxalta, Inc.
3.60%	06/23/22		25,000	25,327

See accompanying Notes to Financial Statements.

95 / Annual Report March 2020

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Baxter International, Inc.
3.95%	04/01/30	[2]	$15,000	$16,116
Bayer U.S. Finance II LLC
3.88%	12/15/23	[2]	10,000	10,252
4.38%	12/15/28	[2]	45,000	48,157
4.40%	07/15/44	[2]	5,000	4,820
Becton Dickinson and Co.
3.36%	06/06/24		15,000	14,934
Bristol-Myers Squibb Co.
3.90%	02/20/28	[2]	40,000	44,465
Cigna Corp.
2.40%	03/15/30		25,000	23,834
4.38%	10/15/28		30,000	32,274
Elanco Animal Health, Inc.
5.65%	08/28/28		15,000	15,846
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[2]	15,000	15,075
HCA, Inc.
4.13%	06/15/29		15,000	15,070
5.00%	03/15/24		15,000	15,565
Humana, Inc.
2.90%	12/15/22		15,000	15,066
3.13%	08/15/29		15,000	14,277
NYU Langone Hospitals, Series 2020
3.38%	07/01/55		20,000	18,680
Pfizer, Inc.
2.63%	04/01/30		15,000	15,792
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		20,000	21,398
Quest Diagnostics, Inc.
4.20%	06/30/29		10,000	10,805
Thermo Fisher Scientific, Inc.
4.50%	03/25/30		15,000	16,884
UnitedHealth Group, Inc.
3.70%	12/15/25		20,000	21,670
3.88%	12/15/28		40,000	44,226
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		15,000	14,975

				650,208

Industrials — 2.32%
Amcor Finance USA, Inc.
3.63%	04/28/26	[2]	5,000	5,182
4.50%	05/15/28	[2]	15,000	17,712
BAE Systems Holdings, Inc.
3.80%	10/07/24	[2]	25,000	25,569
General Electric Co. (MTN)
5.55%	01/05/26		10,000	10,596
5.88%	01/14/38		30,000	35,615

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Industrials (continued)
Ingersoll-Rand Co.
9.00%	08/15/21		$10,000	$11,182
L3Harris Technologies, Inc.
3.85%	06/15/23	[2]	15,000	15,678
Northrop Grumman Corp.
2.93%	01/15/25		15,000	14,641
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.63%	04/28/26	[2,4]	15,000	16,402
WRKCo, Inc.
4.65%	03/15/26		15,000	15,881

				168,458

Information Technology — 1.71%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.00%	01/15/22		15,000	14,845
3.63%	01/15/24		20,000	20,035
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	15,000	15,002
Intel Corp.
3.90%	03/25/30		20,000	22,910
NVIDIA Corp.
2.85%	04/01/30		20,000	20,899
NXP BV/NXP Funding LLC (Netherlands)
4.13%	06/01/21	[2,4]	30,000	30,295

				123,986

Insurance — 1.42%
Aon Corp.
3.75%	05/02/29		10,000	10,562
Berkshire Hathaway Finance Corp.
1.85%	03/12/30		10,000	9,747
Farmers Insurance Exchange
4.75%	11/01/57	[2,3]	25,000	26,538
Nationwide Mutual Insurance Co.
3.03%	12/15/24	[2,3]	20,000	20,148
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[2,3]	25,000	26,969
Willis North America, Inc.
2.95%	09/15/29		10,000	9,553

				103,517

Materials — 0.86%
FMC Corp.
3.45%	10/01/29		20,000	19,003
International Flavors & Fragrances, Inc.
4.45%	09/26/28		25,000	29,338

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 96

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Materials (continued)
Sherwin-Williams Co. (The)
2.30%	05/15/30		$15,000	$14,089

				62,430

Real Estate Investment Trust (REIT) — 3.95%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		5,000	5,040
4.50%	07/30/29		8,000	8,399
American Campus Communities
Operating Partnership LP
3.63%	11/15/27		5,000	4,985
American Tower Corp.
3.55%	07/15/27		15,000	14,970
Boston Properties LP
2.75%	10/01/26		10,000	9,539
3.40%	06/21/29		10,000	9,637
CC Holdings GS V LLC/Crown Castle
GS III Corp.
3.85%	04/15/23		15,000	14,975
Crown Castle International Corp.
3.30%	07/01/30		20,000	19,836
CubeSmart LP
4.38%	02/15/29		15,000	15,612
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		15,000	14,410
3.45%	11/15/29		30,000	26,820
Digital Realty Trust LP
3.63%	10/01/22		15,000	15,325
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		15,000	13,387
5.30%	01/15/29		15,000	12,858
Healthcare Realty Trust, Inc.
3.75%	04/15/23		15,000	15,000
Healthpeak Properties, Inc.
3.88%	08/15/24		20,000	20,955
4.25%	11/15/23		10,000	9,468
Hudson Pacific Properties LP
3.95%	11/01/27		10,000	9,541
Kilroy Realty LP
3.05%	02/15/30		5,000	4,589
4.38%	10/01/25		15,000	16,153
SL Green Operating Partnership LP
3.25%	10/15/22		15,000	15,684
Ventas Realty LP
4.13%	01/15/26		10,000	10,015

				287,198

Retail — 0.72%
Alimentation Couche-Tard, Inc. (Canada)
2.95%	01/25/30	[2,4]	15,000	13,933

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Retail (continued)
3.80%	01/25/50	[2,4]	$20,000	$17,685
Home Depot, Inc. (The)
3.90%	12/06/28		10,000	11,124
Starbucks Corp.
2.00%	03/12/27		10,000	9,452

				52,194

Services — 1.26%
IHS Markit Ltd. (Bermuda)
4.75%	08/01/28	[4]	5,000	5,268
5.00%	11/01/22	[2,4]	25,000	26,360
RELX Capital, Inc.
4.00%	03/18/29		20,000	20,687
Republic Services, Inc.
2.90%	07/01/26		15,000	15,222
Waste Connections, Inc. (Canada)
2.60%	02/01/30	[4]	25,000	23,844

				91,381

Transportation — 2.27%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		4,000	4,561
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		25,888	26,565
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		50,000	45,519
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		33,000	28,917
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		4,512	4,487
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		22,168	22,244
Union Pacific Corp.
3.95%	09/10/28		30,000	32,283

				164,576

Total Corporates
(Cost $3,947,610)				3,924,887

MORTGAGE-BACKED — 24.09%**
Non-Agency Commercial
Mortgage-Backed — 4.14%
DBUBS Mortgage Trust, Series 2011-LC2A, Class XA (IO)
1.02%	07/10/44	[2,3]	788,044	5,614

See accompanying Notes to Financial Statements.

97 / Annual Report March 2020

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
1.22%	08/10/43	[2,3]	$11,843,741	$115,812
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
1.33%	08/10/44	[2,3]	1,605,168	17,638
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.06%	04/10/47	[3]	1,738,975	49,864
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-C2,
Class XB (IO)
0.72%	11/15/43	[2,3]	1,397,175	2,956
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-LC9,
Class XA (IO)
1.50%	12/15/47	[3]	902,219	28,507
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2019-OSB,
Class A
3.40%	06/05/39	[2]	5,000	5,073
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.20%	08/10/49	[2,3,5,6]	3,700,000	20,170
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA (IO)
1.31%	03/15/44	[2,3]	2,623,341	27,729
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.34%	06/15/45	[2,3]	1,318,239	27,679

				301,042

Non-Agency Mortgage-Backed — 4.30%
Banc of America Funding Trust,
Series 2014-R7, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	09/26/36	[1,2]	36,176	33,942
Bear Stearns ARM Trust, Series 2004-1,
Class 12A5
3.95%	04/25/34	[3]	12,230	10,688
Bombardier Capital Mortgage Securitization
Corp., Series 2000-A, Class A2
7.58%	06/15/30	[3]	19,426	6,021
CIT Mortgage Loan Trust, Series 2007-1,
Class 1A
(LIBOR USD 1-Month plus 1.35%)
2.30%	10/25/37	[1,2]	11,407	11,091
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.58%	02/25/35	[1]	18,328	16,574

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Corp., Series 1998-4,
Class A5
6.18%	04/01/30		$25,479	$25,512
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
1.85%	10/25/47	[1]	30,110	26,314
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
4.10%	09/25/35	[3]	20,672	19,570
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
1.11%	05/25/37	[1]	29,655	26,347
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX3, Class A1
(LIBOR USD 1-Month plus 0.24%)
1.19%	06/25/37	[1]	14,588	12,158
JPMorgan Mortgage Trust, Series 2005-A3,
Class 2A1
4.05%	06/25/35	[3]	13,905	12,554
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 1A
(LIBOR USD 1-Month plus 0.22%)
1.17%	02/25/36	[1]	8,290	7,678
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A1
3.85%	07/25/34	[3]	19,588	17,776
Saxon Asset Securities Trust, Series 2007-2,
Class A2A
(LIBOR USD 1-Month plus 0.10%)
1.05%	05/25/47	[1]	89,379	70,072
Structured Asset Mortgage Investments II
Trust, Series 2004-AR1, Class 1A2
(LIBOR USD 1-Month plus 0.70%)
1.45%	03/19/34	[1]	2,720	2,410
Wells Fargo Home Equity Trust Mortgage
Pass-Through Certificates, Series 2004-1,
Class 2A1
(LIBOR USD 1-Month plus 0.30%)
1.25%	04/25/34	[1]	15,579	13,914

				312,621

U.S. Agency Commercial Mortgage-Backed — 5.36%
Fannie Mae-Aces, Series 2016-M11,
Class X2 (IO)
2.73%	07/25/39	[3]	1,375,070	60,990
Fannie Mae-Aces, Series 2016-M4,
Class X2 (IO)
2.65%	01/25/39	[3]	507,691	33,903

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 98

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K011,
Class X3 (IO)
2.57%	12/25/43	[3]	$1,067,620	$11,623
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K013,
Class X3 (IO)
2.81%	01/25/43	[3]	860,000	13,766
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K015,
Class X3 (IO)
2.81%	08/25/39	[3]	350,000	12,124
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K717,
Class X3 (IO)
1.63%	11/25/42	[3]	900,000	18,480
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KAIV,
Class X2 (IO)
3.61%	06/25/41	[3]	200,000	7,588
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC01,
Class X1 (IO)
0.69%	12/25/22	[3]	4,659,871	34,986
Ginnie Mae, Series 2011-78, Class IX (IO)
0.10%	08/16/46	[3]	4,651,651	39,670
Ginnie Mae, Series 2012-112, Class IO (IO)
0.24%	02/16/53	[3]	5,412,026	70,861
Ginnie Mae, Series 2013-1, Class IO (IO)
0.61%	02/16/54	[3]	1,606,025	46,033
Ginnie Mae, Series 2013-125, Class IO (IO)
0.65%	10/16/54	[3]	1,490,560	39,589

				389,613

U.S. Agency Mortgage-Backed — 10.29%
Fannie Mae REMICS, Series 2011-116,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
5.05%	11/25/41	[1]	290,001	46,273
Fannie Mae REMICS, Series 2012-128,
Class UA
2.50%	06/25/42		93,257	94,990
Fannie Mae REMICS, Series 2013-5,
Class GF
(LIBOR USD 1-Month plus 1.10%)
2.05%	10/25/42	[1]	76,169	75,681
Freddie Mac REMICS, Series 4064,
Class TB
3.50%	06/15/42		103,000	108,270

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 4638,
Class UF
(LIBOR USD 1-Month plus 1.00%)
2.02%	09/15/44	[1]	$56,595	$56,077
Freddie Mac Strips, Series 240,
Class IO (IO)
5.50%	07/15/36		293,502	57,179
Ginnie Mae, Series 2003-11, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
5.85%	02/16/33	[1]	505,188	45,396
Ginnie Mae, Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.83%	10/20/33	[1]	338,140	71,406
Ginnie Mae, Series 2018-124, Class NW
3.50%	09/20/48		62,748	67,599
Ginnie Mae, Series 2018-154, Class BP
3.50%	11/20/48		30,155	31,352
Ginnie Mae, Series 2019-15, Class GT
3.50%	02/20/49		88,495	93,513

				747,736

Total Mortgage-Backed
(Cost $2,067,659)				1,751,012

MUNICIPAL BONDS — 1.14%*
California — 0.90%
Los Angeles Unified School District, Build
America Bonds, School Improvements,
Series RY
6.76%	07/01/34		10,000	13,831
Los Angeles Unified School District, Build
America Taxable Bonds, School
Improvements, Series KR
5.75%	07/01/34		25,000	32,164
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49		10,000	11,646
State of California, Build America Bonds,
Public Improvements, General Obligation
7.30%	10/01/39		5,000	7,700

				65,341

New York — 0.24%
New York City Transitional Finance Authority
Future Tax Secured Revenue, Taxable
Bonds, Public Improvements
3.73%	08/01/29		5,000	5,445
New York State Dormitory Authority,
Revenue Bonds, School Improvements,
Series A
5.00%	03/15/47		5,000	6,105

See accompanying Notes to Financial Statements.

99 / Annual Report March 2020

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York State Environmental Facilities
Corp., Revenue Bonds, Water Utility
Improvements, Series B
4.00%	06/15/37	$5,000	$5,791

			17,341

Total Municipal Bonds
(Cost $81,272)			82,682

Total Bonds – 88.18%
(Cost $6,772,562)			6,408,013

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 12.30%
Commercial Paper — 0.27%
Ford Motor Credit Co. LLC
3.20%[7]	10/08/20	20,000	19,698

Money Market Funds — 11.66%
Dreyfus Government Cash Management
Fund
0.29%[8]		309,000	309,000
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[8]		20,351	20,351
JPMorgan U.S. Government
Money Market Fund
0.28%[8]		309,000	309,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
0.23%[8]		209,000	209,000

			847,351

U.S. Treasury Bills — 0.37%
U.S. Treasury Bills
0.28%[7,9]	09/10/20	27,000	26,987

Total Short-Term Investments
(Cost $893,991)			894,036

Value
Total Investments – 100.48%
(Cost $7,666,553)	$7,302,049

Liabilities in Excess of Other
Assets – (0.48)%	(34,915)

Net Assets – 100.00%	$7,267,134

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2020.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $20,170, which is 0.28% of total net assets.

[7]	Represents annualized yield at date of purchase.

[8]	Represents the current yield as of March 31, 2020.

[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $26,982.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	8	06/30/20	$1,002,875	$35,634	$35,634
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	5	06/19/20	(780,156)	(26,612)	(26,612)
U.S. Treasury Two Year Note	1	06/30/20	(220,383)	29	29

			(1,000,539)	(26,583)	(26,583)

TOTAL FUTURES CONTRACTS			$2,336	$9,051	$9,051

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 100

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2020

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate Swap[1]	Call	01/21/23	1.57%	Semi-annually	3-month USD LIBOR	Quarterly	$180	$4,397	$—	$4,397

Interest Rate Swap[1]	Call	01/21/23	1.58%	Semi-annually	3-month USD LIBOR	Quarterly	320	7,861	60	7,801

Interest Rate Swap[1]	Call	01/21/26	3 month USD LIBOR	Quarterly	1.67%	Semi-annually	70	(3,910)	—	(3,910)

Interest Rate Swap[1]	Call	01/21/26	3 month USD LIBOR	Quarterly	1.68%	Semi-annually	130	(7,312)	(42)	(7,270)

TOTAL SWAPS CONTRACTS							$700	$1,036	$18	$1,018

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

101 / Annual Report March 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BONDS – 81.02%
ASSET-BACKED SECURITIES — 9.98%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
1.65%	07/25/56	[1,2]	$1,695,279	$1,610,503
AMMC CLO 19 Ltd., Series 2016-19A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
2.97%	10/16/28	[1,2,3]	2,200,000	2,140,013
Barings CLO Ltd., Series 2013-IA,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
2.62%	01/20/28	[1,2,3]	6,700,000	6,325,095
Barings CLO Ltd., Series 2016-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
2.90%	07/20/28	[1,2,3]	5,500,000	5,408,244
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
2.77%	07/20/29	[1,2,3]	3,877,000	3,732,737
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
1.40%	04/25/35	[1,2]	192,392	166,463
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
2.48%	02/25/30	[1]	78,832	76,239
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
2.79%	10/27/36	[1]	5,075,000	4,642,667
Citibank Credit Card Issuance Trust,
Series 2018-A1, Class A1
2.49%	01/20/23		9,950,000	10,039,113
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
1.75%	04/26/32	[1,2]	8,375,000	8,075,206
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
2.28%	08/27/46	[1,2]	6,930,177	6,206,684
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
2.13%	08/25/42	[1]	2,245,134	2,027,199
Higher Education Funding I, Series 2014-1,
Class A
(LIBOR USD 3-Month plus 1.05%)
2.73%	05/25/34	[1,2]	1,009,526	988,800

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust,
Series 2018-1, Class A3
2.64%	02/15/22		$1,628,377	$1,635,981
Honda Auto Receivables Owner Trust,
Series 2018-3, Class A3
2.95%	08/22/22		2,516,756	2,543,348
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[2]	3,709,230	3,552,858
Magnetite VII Ltd., Series 2012-7A,
Class A1R2 (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
2.63%	01/15/28	[1,2,3]	5,685,000	5,518,953
Navient Student Loan Trust, Series 2015-2,
Class A3
(LIBOR USD 1-Month plus 0.57%)
1.52%	11/26/40	[1]	5,058,795	4,848,590
Navient Student Loan Trust, Series 2016-7A,
Class A
(LIBOR USD 1-Month plus 1.15%)
2.10%	03/25/66	[1,2]	9,614,213	9,310,215
Navient Student Loan Trust, Series 2017-2A,
Class A
(LIBOR USD 1-Month plus 1.05%)
2.00%	12/27/66	[1,2]	2,756,402	2,705,161
Nelnet Student Loan Trust, Series 2013-1A,
Class A
(LIBOR USD 1-Month plus 0.60%)
1.55%	06/25/41	[1,2]	2,483,940	2,382,554
Nelnet Student Loan Trust, Series 2014-5A,
Class A
(LIBOR USD 1-Month plus 0.55%)
1.50%	07/25/46	[1,2]	8,009,714	7,427,439
Northstar Education Finance, Inc.,
Series 2007-1, Class A1
LIBOR USD 3-Month
1.89%	04/28/30	[1]	929,326	927,274
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.03%)
2.85%	04/18/31	[1,2,3]	2,375,000	2,262,767
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
0.00%	04/20/28	[1,2,3]	5,000,000	4,849,995
PFS Financing Corp.,
Series 2017-D, Class A
2.40%	10/17/22	[2]	5,780,000	5,789,560
PFS Financing Corp.,
Series 2018-B, Class A
2.89%	02/15/23	[2]	7,020,000	6,981,841

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 102

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
PFS Financing Corp.,
Series 2018-C, Class A
(LIBOR USD 1-Month plus 0.48%)
1.18%	04/15/22	[1,2]	$1,990,000	$1,994,701
PHEAA Student Loan Trust, Series 2016-1A,
Class A
(LIBOR USD 1-Month plus 1.15%)
2.10%	09/25/65	[1,2]	8,337,329	7,847,143
Recette CLO Ltd., Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
2.74%	10/20/27	[1,2,3]	3,775,597	3,715,565
SLC Student Loan Trust, Series 2007-1,
Class A4
(LIBOR USD 3-Month plus 0.06%)
1.75%	05/15/29	[1]	3,798,917	3,564,905
SLM Student Loan Trust, Series 2003-10A,
Class A3
(LIBOR USD 3-Month plus 0.47%)
1.21%	12/15/27	[1,2]	5,704,056	5,657,050
SLM Student Loan Trust, Series 2003-11,
Class A6
(LIBOR USD 3-Month plus 0.55%)
1.29%	12/15/25	[1,2]	3,210,303	3,174,255
SLM Student Loan Trust, Series 2006-9,
Class A5
(LIBOR USD 3-Month plus 0.10%)
1.89%	01/26/26	[1]	754,434	752,249
SLM Student Loan Trust, Series 2007-6,
Class A4
(LIBOR USD 3-Month plus 0.38%)
2.17%	10/25/24	[1]	2,670,632	2,639,625
SLM Student Loan Trust, Series 2008-1,
Class A4
(LIBOR USD 3-Month plus 0.65%)
2.44%	01/25/22	[1]	5,256,383	4,974,523
SLM Student Loan Trust, Series 2008-4,
Class A4
(LIBOR USD 3-Month plus 1.65%)
3.44%	07/25/22	[1]	4,448,971	4,136,068
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
2.89%	07/25/23	[1]	3,010,774	2,936,998
SLM Student Loan Trust, Series 2011-1,
Class A1
(LIBOR USD 1-Month plus 0.52%)
1.47%	03/25/26	[1]	16,310	16,300
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
1.65%	01/25/29	[1]	2,490,124	2,385,362

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
1.60%	05/26/26	[1]	$9,809,218	$9,004,327
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
1.50%	06/25/43	[1]	3,010,205	2,908,022
SLM Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.60%)
1.55%	02/26/29	[1]	4,844,578	4,517,506
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	3,500,000	3,194,664
Toyota Auto Receivables Owner Trust,
Series 2017-C, Class A4
1.98%	12/15/22		4,505,000	4,511,806
Toyota Auto Receivables Owner Trust,
Series 2018-A, Class A3
2.35%	05/16/22		1,565,652	1,569,750
Toyota Auto Receivables Owner Trust,
Series 2020-A, Class A2
1.67%	11/15/22		8,510,000	8,485,474

Total Asset-Backed Securities
(Cost $195,929,171)				190,161,792

BANK LOANS — 1.47%*
Automotive — 0.03%
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.44%	04/30/26	[1]	597,000	549,240

Communications — 0.63%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.99%	01/31/25	[1]	592,500	555,963
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	03/15/27	[1]	897,750	843,328
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.74%	02/01/27	[1]	249,373	240,645
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.86%	01/15/26	[1]	1,188,000	1,146,420

See accompanying Notes to Financial Statements.

103 / Annual Report March 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.21%	06/17/24	[1]	$5,633	$5,384
5.35%	06/17/24	[1]	1,685,671	1,611,131
Intelsat Jackson Holdings SA,
Term Loan B4, 1st Lien (Luxembourg)
(LIBOR plus 4.50%)
6.43%	01/02/24	[1,3]	488,919	455,673
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[1,3]	4,252,054	3,991,615
Lamar Media Corp.,
Term Loan B, 1st Lien
(LIBOR plus 1.50%)
2.52%	02/05/27	[1]	491,250	472,828
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/01/27	[1]	1,250,000	1,178,906
Sprint Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/02/24	[1]	783,838	780,899
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	03/09/27	[1]	800,000	760,000

				12,042,792

Electric — 0.01%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.55%	12/31/25	[1]	249,315	238,252

Finance — 0.19%
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.20%	10/06/23	[1]	3,950,655	3,604,973

Food — 0.03%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
4.03%	08/03/25	[1]	648,371	614,331

Health Care — 0.23%
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	1,000,000	955,000

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.75%	02/04/27	[1]	$2,500,000	$2,393,750
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.68%	11/15/27	[1]	249,375	237,945
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.20%	06/07/23	[1]	250,000	225,000
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.61%	06/02/25	[1]	660,000	631,676

				4,443,371

Industrials — 0.11%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.86%	07/01/26	[1]	1,343,616	1,284,275
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
3.24%	05/30/25	[1]	897,750	827,425

				2,111,700

Information Technology — 0.15%
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
2.13%	11/04/22	[1]	1,218,750	1,163,906
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/07/24	[1]	450,337	419,939
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
3.20%	06/11/25	[1]	740,615	714,694
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[1]	267,616	252,898
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[1]	190,963	180,460

				2,731,897

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 104

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)

Real Estate Investment Trust (REIT) — 0.01%
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.67%	12/20/24	[1]	$250,000	$232,656

Services — 0.07%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	05/30/25	[1]	1,359,461	1,324,910

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.69%	01/29/27	[1]	250,000	207,656

Total Bank Loans
(Cost $28,653,165)				28,101,778

CORPORATES — 32.92%*

Banking — 4.04%
Bank of America Corp.
2.74%	01/23/22	[4]	9,705,000	9,735,950
3.00%	12/20/23	[4]	2,801,000	2,861,662
Bank of America Corp. (GMTN)
2.37%	07/21/21	[4]	18,025,000	18,007,512
Bank of America N.A.
3.34%	01/25/23	[4]	1,015,000	1,038,461
JPMorgan Chase & Co.
4.50%	01/24/22		5,267,000	5,478,581
JPMorgan Chase Bank N.A. (BKNT)
3.09%	04/26/21	[4]	261,000	260,899
Lloyds Bank PLC (United Kingdom)
3.30%	05/07/21	[3]	6,475,000	6,520,589
6.38%	01/21/21	[3]	2,000,000	2,058,142
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	1,245,000	1,232,509
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[3]	13,000,000	12,939,933
3.37%	01/05/24	[3,4]	1,000,000	972,963
Santander UK PLC (United Kingdom)
2.50%	01/05/21	[3]	2,250,000	2,190,472
Wells Fargo Bank N.A. (BKNT)
2.08%	09/09/22	[4]	5,105,000	5,082,623
3.33%	07/23/21	[4]	8,635,000	8,651,034

				77,031,330

Communications — 2.10%
AT&T, Inc.
3.40%	05/15/25		2,655,000	2,766,684

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
3.88%	01/15/26		$1,400,000	$1,445,900
3.90%	03/11/24		1,700,000	1,778,896
(LIBOR USD 3-Month plus 1.18%)
1.96%	06/12/24	[1]	475,000	441,753
Charter Communications Operating LLC/
Charter Communications Operating Capital
4.50%	02/01/24		1,720,000	1,775,579
4.91%	07/23/25		2,200,000	2,350,326
Comcast Corp.
3.40%	04/01/30		8,310,000	9,018,483
Cox Communications, Inc.
7.63%	06/15/25		900,000	1,065,891
Discovery Communications LLC
2.80%	06/15/20		715,000	713,354
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[2]	6,712,500	6,704,109
4.74%	03/20/25	[2]	4,650,000	4,783,664
5.15%	03/20/28	[2]	1,175,000	1,261,412
ViacomCBS, Inc.
2.50%	02/15/23		2,095,000	2,006,171
Vodafone Group PLC (United Kingdom)
3.75%	01/16/24	[3]	668,000	700,334
4.13%	05/30/25	[3]	3,000,000	3,212,295

				40,024,851

Consumer Discretionary — 0.74%
BAT Capital Corp.
2.76%	08/15/22		8,530,000	8,393,749
NIKE, Inc.
2.40%	03/27/25		825,000	858,352
2.85%	03/27/30		4,000,000	4,227,202
Reynolds Group Issuer, Inc./Reynolds Group Issuer
LLC/Reynolds Group Issuer Luxembourg SA
(LIBOR USD 3-Month plus 3.50%)
5.33%	07/15/21	[1,2]	550,000	539,963

				14,019,266

Electric — 2.72%
American Electric Power Co., Inc., Series I
3.65%	12/01/21		5,000,000	5,063,649
Black Hills Corp.
4.25%	11/30/23		4,050,000	4,268,862
Dominion Energy, Inc.
2.45%	01/15/23	[2]	5,000,000	4,928,921
Dominion Energy, Inc., Series A
3.30%	03/15/25		4,600,000	4,658,299
Evergy Metro, Inc.
3.65%	08/15/25		2,555,000	2,662,315

See accompanying Notes to Financial Statements.

105 / Annual Report March 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Electric (continued)
LG&E & KU Energy LLC
3.75%	11/15/20		$3,400,000	$3,377,094
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
2.23%	05/04/21	[1]	10,650,000	10,469,690
(LIBOR USD 3-Month plus 0.55%)
2.16%	08/28/21	[1]	3,952,000	3,872,940
Pennsylvania Electric Co.
4.15%	04/15/25	[2]	500,000	537,292
5.20%	04/01/20		1,262,000	1,261,999
PNM Resources, Inc.
3.25%	03/09/21		10,732,000	10,803,393

				51,904,454

Energy — 2.32%
Energy Transfer Operating LP
4.90%	02/01/24		4,292,000	3,837,472
Exxon Mobil Corp.
3.48%	03/19/30		9,690,000	10,715,324
NGPL Pipe Co. LLC
4.38%	08/15/22	[2]	4,699,000	4,490,065
Petroleos Mexicanos (Mexico)
5.35%	02/12/28	[3]	6,470,000	4,529,000
6.50%	01/23/29	[3]	955,000	692,471
Plains All American Pipeline LP/PAA
Finance Corp.
3.85%	10/15/23		5,422,000	4,705,899
Ruby Pipeline LLC
6.50%	04/01/22	[2]	2,876,932	2,567,564
Sabine Pass Liquefaction LLC
5.75%	05/15/24		1,715,000	1,591,848
Spectra Energy Partners LP
4.60%	06/15/21		1,725,000	1,702,240
4.75%	03/15/24		4,519,000	4,495,584
TC PipeLines LP
4.65%	06/15/21		4,900,000	4,794,968

				44,122,435

Finance — 6.88%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.95%	02/01/22	[3]	1,935,000	1,753,802
4.88%	01/16/24	[3]	718,000	603,171
5.00%	10/01/21	[3]	1,000,000	924,919
Air Lease Corp.
3.50%	01/15/22		4,170,000	3,771,718
Avolon Holdings Funding Ltd.
(Cayman Islands)
3.63%	05/01/22	[2,3]	2,860,000	2,538,945
5.25%	05/15/24	[2,3]	170,000	134,903

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance (continued)
BMW U.S. Capital LLC
(LIBOR USD 3-Month plus 0.38%)
2.28%	04/06/20	[1,2]	$8,000,000	$7,996,648
Citibank N.A. (BKNT)
3.05%	05/01/20		11,605,000	11,600,556
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
2.59%	02/15/22	[1,2]	8,195,000	7,597,780
Ford Motor Credit Co. LLC
2.43%	06/12/20		2,500,000	2,443,750
3.16%	08/04/20		3,260,000	3,211,589
3.20%	01/15/21		5,000,000	4,875,000
3.22%	01/09/22		1,090,000	1,021,875
3.81%	10/12/21		1,005,000	969,202
5.60%	01/07/22		1,662,000	1,616,295
5.75%	02/01/21		5,241,000	5,136,180
5.88%	08/02/21		1,000,000	985,000
(LIBOR USD 3-Month plus 0.79%)
1.57%	06/12/20	[1]	2,080,000	2,018,365
(LIBOR USD 3-Month plus 0.81%)
2.18%	04/05/21	[1]	1,205,000	1,085,591
(LIBOR USD 3-Month plus 0.88%)
2.73%	10/12/21	[1]	2,500,000	2,299,370
(LIBOR USD 3-Month plus 1.08%)
2.84%	08/03/22	[1]	2,700,000	2,230,875
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[3]	17,475,000	17,391,830
General Motors Financial Co., Inc.
4.20%	03/01/21		3,000,000	2,888,078
4.20%	11/06/21		7,405,000	6,959,142
4.38%	09/25/21		4,000,000	3,685,794
Goldman Sachs Group, Inc. (The)
2.63%	04/25/21		1,880,000	1,881,933
2.88%	10/31/22	[4]	726,000	730,701
2.91%	07/24/23	[4]	6,814,000	6,801,066
Mastercard, Inc.
3.35%	03/26/30		2,820,000	3,129,498
Morgan Stanley (GMTN)
5.50%	07/24/20		3,450,000	3,482,791
5.50%	07/28/21		5,260,000	5,471,271
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,4]	7,715,000	7,678,429
Park Aerospace Holdings Ltd.
(Cayman Islands)
3.63%	03/15/21	[2,3]	860,000	863,665
4.50%	03/15/23	[2,3]	2,070,000	1,799,192
5.25%	08/15/22	[2,3]	3,950,000	3,575,037

				131,153,961

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 106

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Food — 1.38%
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
1.82%	10/09/20	[1]	$8,203,000	$8,089,486
(LIBOR USD 3-Month plus 0.75%)
2.55%	10/22/20	[1]	1,572,000	1,555,504
Kraft Heinz Foods Co.
3.50%	06/06/22		1,445,000	1,441,946
3.95%	07/15/25		3,795,000	3,783,884
4.00%	06/15/23		11,326,000	11,435,601

				26,306,421

Health Care — 5.82%
Aetna, Inc.
3.50%	11/15/24		3,136,000	3,184,212
Allergan Finance LLC
3.25%	10/01/22		1,500,000	1,494,812
Allergan Funding SCS (Luxembourg)
3.45%	03/15/22	[3]	3,000,000	3,117,450
3.80%	03/15/25	[3]	2,615,000	2,680,589
3.85%	06/15/24	[3]	2,500,000	2,622,787
Amgen, Inc.
2.65%	05/11/22		671,000	678,499
Anthem, Inc.
2.38%	01/15/25		6,000,000	5,953,010
3.70%	08/15/21		1,478,000	1,509,045
Bausch Health Cos., Inc. (Canada)
7.00%	03/15/24	[2,3]	5,000,000	5,124,975
Bayer U.S. Finance II LLC
2.20%	07/15/22	[2]	1,455,000	1,413,381
2.75%	07/15/21	[2]	635,000	628,819
2.85%	04/15/25	[2]	2,300,000	2,102,854
3.50%	06/25/21	[2]	1,825,000	1,831,943
3.88%	12/15/23	[2]	9,065,000	9,293,547
4.25%	12/15/25	[2]	1,000,000	1,040,966
Becton Dickinson and Co.
2.40%	06/05/20		2,260,000	2,253,040
3.25%	11/12/20		875,000	870,638
Bristol-Myers Squibb Co.
3.25%	08/15/22	[2]	2,278,000	2,351,615
(LIBOR USD 3-Month plus 0.20%)
1.89%	11/16/20	[1,2]	4,100,000	4,068,799
Cigna Corp.
3.75%	07/15/23		3,988,000	4,109,252
Cigna Corp., Series WI
(LIBOR USD 3-Month plus 0.65%)
1.49%	09/17/21	[1]	3,410,000	3,274,488
Cigna Holding Co.
5.13%	06/15/20		1,725,000	1,737,229

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Health Care (continued)
CVS Health Corp.
2.88%	06/01/26		$4,330,000	$4,386,276
4.10%	03/25/25		4,000,000	4,243,380
Elanco Animal Health, Inc.
4.66%	08/27/21		2,500,000	2,489,090
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[2]	3,353,000	3,339,253
HCA, Inc.
5.00%	03/15/24		4,665,000	4,840,769
Humana, Inc.
2.50%	12/15/20		5,675,000	5,694,411
3.15%	12/01/22		2,000,000	2,008,821
3.85%	10/01/24		3,990,000	4,064,774
Shire Acquisitions Investments Ireland DAC (Ireland)
2.40%	09/23/21	[3]	6,137,000	6,090,383
Stanford Health Care, Series 2020
3.31%	08/15/30		2,330,000	2,474,207
Sutter Health, Series 13-C
2.29%	08/15/53		1,525,000	1,525,427
Tenet Healthcare Corp.
4.63%	09/01/24	[2]	3,000,000	2,888,400
Zimmer Biomet Holdings, Inc.
3.05%	01/15/26		3,000,000	2,953,542
(LIBOR USD 3-Month plus 0.75%)
1.80%	03/19/21	[1]	2,685,000	2,652,926

				110,993,609

Industrials — 1.67%
BAE Systems Holdings, Inc.
2.85%	12/15/20	[2]	1,070,000	1,067,303
Bemis Co., Inc.
4.50%	10/15/21	[2]	6,947,000	7,239,522
General Electric Co. (GMTN)
4.63%	01/07/21		1,030,000	1,017,469
General Electric Co. (MTN)
2.00%	02/15/21		7,000,000	6,909,014
(LIBOR USD 3-Month plus 0.38%)
2.12%	05/05/26	[1]	7,674,000	6,239,206
(LIBOR USD 3-Month plus 0.48%)
2.17%	08/15/36	[1]	2,182,000	1,664,306
General Electric Co., Series NOTZ
(LIBOR USD 3-Month plus 1.00%)
2.83%	04/15/23	[1]	4,936,000	4,810,354
Ingersoll-Rand Co.
9.00%	08/15/21		1,100,000	1,229,975
L3Harris Technologies, Inc.
4.95%	02/15/21	[2]	1,525,000	1,558,371

				31,735,520

See accompanying Notes to Financial Statements.

107 / Annual Report March 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Information Technology — 1.47%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.00%	01/15/22		$6,160,000	$6,096,161
Broadcom, Inc.
3.13%	04/15/21	[2]	2,525,000	2,498,258
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	8,020,000	8,021,029
NXP BV/NXP Funding LLC (Netherlands)
4.13%	06/01/21	[2,3]	9,720,000	9,815,682
4.63%	06/01/23	[2,3]	1,590,000	1,642,907

				28,074,037

Insurance — 0.27%
Metropolitan Life Global Funding I
3.38%	01/11/22	[2]	1,550,000	1,575,169
Nationwide Mutual Insurance Co.
3.03%	12/15/24	[2,4]	3,550,000	3,576,210

				5,151,379

Real Estate Investment Trust (REIT) — 2.53%
Boston Properties LP
4.13%	05/15/21		1,495,000	1,521,356
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		6,440,000	6,186,554
Digital Realty Trust LP
2.75%	02/01/23		1,030,000	1,025,538
3.63%	10/01/22		2,430,000	2,482,654
Essex Portfolio LP
5.20%	03/15/21		1,405,000	1,428,315
GLP Capital LP/GLP Financing II, Inc.
5.38%	11/01/23		7,673,000	7,005,769
Healthcare Realty Trust, Inc.
3.75%	04/15/23		5,000,000	4,999,981
Healthpeak Properties, Inc.
4.25%	11/15/23		3,412,000	3,230,388
Highwoods Realty LP
3.20%	06/15/21		2,895,000	2,936,300
Kilroy Realty LP
3.45%	12/15/24		1,558,000	1,657,058
Kimco Realty Corp.
3.40%	11/01/22		4,000,000	3,929,010
Realty Income Corp.
3.25%	10/15/22		3,000,000	3,015,987
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
2.67%	08/16/21	[1]	5,000,000	4,867,014
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.25%	10/05/20	[2]	4,000,000	3,942,183

				48,228,107

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Retail — 0.12%
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
2.54%	04/17/20	[1]	$2,334,000	$2,333,512

Services — 0.50%
IHS Markit Ltd. (Bermuda)
3.63%	05/01/24	[3]	2,090,000	2,084,566
5.00%	11/01/22	[2,3]	7,046,000	7,429,239

				9,513,805

Transportation — 0.36%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		54,850	54,949
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		650,916	639,537
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		943,631	962,507
Aviation Capital Group LLC
(LIBOR USD 3-Month plus 0.95%)
2.53%	06/01/21	[1,2]	2,135,000	2,038,778
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A
7.71%	04/02/21		351,816	347,438
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		1,570,000	1,429,281
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		1,376,694	1,388,076

				6,860,566

Total Corporates
(Cost $638,524,851)				627,453,253

MORTGAGE-BACKED — 35.32%**

Non-Agency Commercial
Mortgage-Backed — 9.46%
Benchmark Mortgage Trust,
Series 2018-B4, Class A1
3.13%	07/15/51		2,625,611	2,673,692
BX Commercial Mortgage Trust,
Series 2018-IND, Class A
(LIBOR USD 1-Month plus 0.75%)
1.45%	11/15/35	[1,2]	2,284,450	2,188,384
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A
(LIBOR USD 1-Month plus 0.80%)
1.50%	12/15/36	[1,2]	5,429,000	5,130,109

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 108

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2010-C1, Class A3
4.21%	07/10/46	[2]	$4,217,705	$4,223,582
Commercial Mortgage Trust,
Series 2012-CR3, Class A3
2.82%	10/15/45		10,852,512	10,978,593
Commercial Mortgage Trust,
Series 2013-LC6, Class ASB
2.48%	01/10/46		6,785,543	6,843,961
Commercial Mortgage Trust,
Series 2014-CR15, Class ASB
3.60%	02/10/47		4,974,214	5,120,724
DBUBS Mortgage Trust, Series 2011-LC2A,
Class A4
4.54%	07/10/44	[2]	7,768,038	7,888,865
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.55%	09/10/35	[2,4]	3,600,000	3,648,509
GE Business Loan Trust, Series 2007-1A,
Class A
(LIBOR USD 1-Month plus 0.17%)
0.87%	04/15/35	[1,2]	565,340	516,210
GRACE Mortgage Trust,
Series 2014-GRCE, Class A
3.37%	06/10/28	[2]	4,400,000	4,356,726
GRACE Mortgage Trust,
Series 2014-GRCE, Class B
3.52%	06/10/28	[2]	9,800,000	9,852,550
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A1
3.20%	07/10/51		5,776,682	5,909,559
GS Mortgage Securities Trust,
Series 2010-C1, Class A2
4.59%	08/10/43	[2]	4,194,565	4,180,596
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-C2, Class A3
4.07%	11/15/43	[2]	5,094,919	4,995,048
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C5,
Class A3
4.17%	08/15/46		1,696,221	1,725,594
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C6,
Class ASB
3.14%	05/15/45		7,876,478	7,997,252
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-LC11,
Class A5
2.96%	04/15/46		2,900,000	2,981,707
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2018-BCON,
Class A
3.73%	01/05/31	[2]	9,665,000	9,720,451

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Morgan Stanley Capital Barclays Bank Trust,
Series 2016-MART, Class A
2.20%	09/13/31	[2]	$4,565,000	$4,331,901
Morgan Stanley Capital I Trust,
Series 2011-C1, Class A4
5.03%	09/15/47	[2,4]	962,096	973,813
Morgan Stanley Capital I Trust,
Series 2011-C2, Class A4
4.66%	06/15/44	[2]	5,052,772	5,202,994
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A4
4.12%	07/15/49		4,279,544	4,309,480
One Lincoln Street Commercial Mortgage,
Series 2004-C3, Class A1
5.72%	10/15/30	[2,4]	7,998,718	8,249,146
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A1
3.21%	06/15/51		2,116,253	2,137,972
UBS Commercial Mortgage Trust,
Series 2019-C16, Class A1
2.74%	04/15/52		8,694,845	8,665,102
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.53%	05/10/63		12,000,000	12,120,194
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A4
2.79%	12/10/45		13,800,000	14,027,447
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C6, Class A4
3.24%	04/10/46		5,170,000	5,240,502
Wells Fargo Commercial Mortgage Trust,
Series 2010-C1, Class A2
4.39%	11/15/43	[2]	5,147,539	5,165,797
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29, Class A2
2.55%	06/15/48		753,985	752,997
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45		198,020	202,507
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class A4
3.04%	03/15/45		8,050,000	7,993,129

				180,305,093

Non-Agency Mortgage-Backed — 7.45%
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
1.17%	02/25/37	[1]	10,839,291	10,402,660

See accompanying Notes to Financial Statements.

109 / Annual Report March 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 2A
(LIBOR USD 1-Month plus 0.25%)
1.20%	12/25/35	[1]	$2,806,026	$2,778,197
Amresco Residential Securities Corp.
Mortgage Loan Trust, Series 1998-1,
Class A5 (STEP-reset date 05/25/20)
6.59%	10/25/27		9,082	8,828
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W2,
Class A1
(LIBOR USD 1-Month plus 0.26%)
1.21%	10/25/35	[1]	204,329	205,294
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		7,140,175	7,110,367
Banc of America Funding Trust,
Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
1.16%	03/27/36	[1,2]	2,275,639	2,248,408
Banc of America Funding Trust,
Series 2015-R4, Class 3A1
(LIBOR USD 1-Month plus 0.14%)
1.77%	07/27/36	[1,2]	2,959,964	2,874,248
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[2,4]	7,175,113	7,053,791
BCAP LLC Trust, Series 2008-IND2,
Class A1
(LIBOR USD 1-Month plus 1.65%)
2.60%	04/25/38	[1]	2,731,982	2,670,074
BCAP LLC Trust, Series 2013-RR5,
Class 2A1
3.35%	03/26/37	[2,4]	2,449,592	2,402,049
Bear Stearns ARM Trust, Series 2004-3,
Class 4A
4.34%	07/25/34	[4]	685,307	637,977
Chase Funding Trust,
Series 2002-2, Class 2M1
(LIBOR USD 1-Month plus 0.90%)
1.85%	02/25/32	[1]	19,670	19,472
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
4.26%	02/25/37	[4]	6,014,872	5,506,068
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
4.13%	06/25/35	[4]	1,232,931	1,130,398
Chevy Chase Mortgage Funding LLC,
Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
1.13%	05/25/36	[1,2]	679,356	553,381

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
CIM Trust, Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
2.66%	09/25/58	[1,2]	$6,740,547	$6,428,651
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.94%	02/25/34	[4]	29,525	28,585
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH4, Class A2C
(LIBOR USD 1-Month plus 1.30%)
2.25%	07/25/37	[1]	90,000	76,219
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class MV2
(LIBOR USD 1-Month plus 0.49%)
1.44%	02/25/36	[1]	359,872	359,485
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
3.79%	08/25/34	[4]	11,628	9,851
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR1,
Class 5A1
3.75%	02/25/34	[4]	1,373,857	1,313,531
Credit-Based Asset Servicing and
Securitization LLC, Series 2005-CB4,
Class M2
(LIBOR USD 1-Month plus 0.45%)
1.40%	07/25/35	[1]	2,422,526	2,373,926
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1
(LIBOR USD 1-Month plus 0.06%)
1.01%	04/25/37	[1]	2,654,166	1,612,183
DSLA Mortgage Loan Trust,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.21%)
0.96%	03/19/45	[1]	678,090	608,617
Encore Credit Receivables Trust,
Series 2005-2, Class M2
(LIBOR USD 1-Month plus 0.69%)
1.64%	11/25/35	[1]	1,351,267	1,354,250
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
1.95%	08/25/34	[1]	678,609	694,228
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
3.53%	09/25/34	[4]	3,691	3,377
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
2.84%	06/25/30	[1]	136,026	106,198

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 110

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
GSAMP Trust, Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.29%)
1.24%	02/25/36	[1]	$6,152,498	$5,640,770
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 2A1
4.15%	11/25/35	[4]	291,806	269,815
HSI Asset Securitization Corp. Trust,
Series 2005-NC1, Class M1
(LIBOR USD 1-Month plus 0.77%)
1.71%	07/25/35	[1]	1,605,527	1,622,891
Impac CMB Trust, Series 2005-5,
Class A1
(LIBOR USD 1-Month plus 0.64%)
1.59%	08/25/35	[1]	2,170,139	1,867,067
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
1.73%	12/25/34	[1]	244,524	178,037
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
1.75%	11/25/34	[1]	756,242	612,307
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A4
6.49%	09/25/28		439,798	447,201
JPMorgan Mortgage Acquisition Trust,
Series 2005-FRE1, Class A2F3
(STEP-reset date 05/25/20)
3.20%	10/25/35		460,268	460,079
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
1.23%	03/25/47	[1]	50,000	38,783
JPMorgan Mortgage Trust, Series 2007-A1,
Class 1A1
4.54%	07/25/35	[4]	854,412	743,402
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
3.98%	07/25/35	[4]	196,843	181,113
Lehman ABS Manufactured Housing
Contract Trust, Series 2001-B, Class AIOC
(IO)
0.55%	04/15/40	[4,5,6]	97,688,539	1,711,943
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.93%	01/25/34	[4]	6,840	6,697
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
4.68%	11/21/34	[4]	680,860	650,408

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
3.63%	04/25/34	[4]	$105,504	$93,679
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.12%	06/25/34	[4]	30,664	29,101
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32		2,092,318	2,171,416
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33		3,400,585	3,564,174
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33		3,601,787	3,685,439
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34		3,362,368	3,514,414
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.47%	10/25/32	[4]	198,931	179,405
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
1.13%	06/25/37	[1]	10,498,683	8,129,884
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
4.32%	08/25/34	[4]	926,090	853,691
Merrill Lynch Mortgage Investors Trust,
Series 2006-F1, Class 1A2
6.00%	04/25/36		1,327,302	933,458
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1, Class M3
(LIBOR USD 1-Month plus 0.31%)
1.26%	08/25/36	[1]	102,888	103,358
Mid-State Capital Corp., Series 2004-1,
Class B
8.90%	08/15/37		814,688	902,617
Mid-State Capital Corp., Series 2006-1,
Class A
5.79%	10/15/40	[2]	4,501,380	4,708,831
Mid-State Trust, Series 2010-W, Class A2
5.82%	02/15/36		548,774	567,834
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.88%	07/25/34	[1]	1,078,145	968,800
Morgan Stanley Mortgage Loan Trust,
Series 2004-6AR, Class 1A
(LIBOR USD 1-Month plus 0.90%)
1.85%	07/25/34	[1]	101,239	100,313

See accompanying Notes to Financial Statements.

111 / Annual Report March 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
MortgageIT Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
1.55%	08/25/35	[1]	$254,188	$232,235
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
1.23%	10/25/35	[1]	7,628,175	6,957,348
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.17%	02/25/36	[1]	7,784,548	7,271,072
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.22%)
1.17%	01/25/36	[1]	3,332,245	3,050,081
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2004-WCW2, Class M2
(LIBOR USD 1-Month plus 0.98%)
1.92%	10/25/34	[1]	3,951,487	3,927,165
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.69%	03/25/35	[4]	2,077,458	1,139,438
Residential Asset Mortgage Products Trust,
Series 2004-SL4, Class A3
6.50%	07/25/32		174,100	169,697
Residential Asset Mortgage Products Trust,
Series 2005-SL1, Class A5
6.50%	05/25/32		393,887	372,401
Saxon Asset Securities Trust, Series 2005-3,
Class M2
(LIBOR USD 1-Month plus 0.72%)
1.93%	11/25/35	[1]	5,408,210	5,313,081
Securitized Asset-Backed Receivables LLC
Trust, Series 2006-CB1, Class AF2
(STEP-reset date 05/25/20)
3.30%	01/25/36		1,927,349	1,486,845
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-26A, Class 3A5
3.82%	09/25/33	[4]	517,239	487,344
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
(LIBOR USD 1-Month plus 0.55%)
1.50%	07/25/34	[1,2]	113,282	100,208
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
4.10%	01/25/33	[4]	94,887	84,182
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
3.87%	01/25/35	[4]	541,437	507,763

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34		$3,174,085	$3,215,112
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
1.24%	10/25/45	[1]	2,018,763	1,854,100
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
1.28%	01/25/45	[1]	314,815	282,900

				141,958,212

U.S. Agency Commercial
Mortgage-Backed — 3.44%
Fannie Mae-Aces, Series 2017-M14,
Class A1
2.88%	11/25/27	[4]	12,156,933	13,212,504
Fannie Mae-Aces, Series 2020-M10,
Class X1 (IO)
1.92%	12/25/30	[4]	3,760,000	570,588
Fannie Mae-Aces, Series 2020-M10,
Class X2 (IO)
1.83%	12/25/30	[4]	8,915,000	1,299,212
Fannie Mae-Aces, Series 2020-M10,
Class X3 (IO)
1.44%	11/25/28	[4]	4,515,000	429,513
Fannie Mae-Aces, Series 2020-M10,
Class X4 (IO)
1.00%	07/25/32	[4]	3,900,000	335,873
Fannie Mae-Aces, Series 2020-M10,
Class X5 (IO)
1.55%	11/25/28	[4]	3,555,000	381,098
Fannie Mae-Aces, Series 2020-M10,
Class X6 (IO)
1.50%	08/25/28	[4]	3,750,000	381,417
Fannie Mae-Aces, Series 2020-M10,
Class X8 (IO)
0.78%	12/25/27	[4]	4,305,000	189,936
Fannie Mae-Aces, Series 2020-M10,
Class X9 (IO)
0.99%	12/25/27	[4]	3,795,000	189,864
Freddie Mac Multiclass Certificates,
Series 2020-RR06, Class AX (IO)
1.88%	10/27/28	[4]	2,485,000	331,627
Freddie Mac Multiclass Certificates,
Series 2020-RR06, Class BX (IO)
1.84%	05/27/33	[4]	1,950,000	331,454

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 112

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series J22F,
Class A1
3.45%	05/25/23		$3,125,536	$3,186,410
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K010,
Class A2
4.33%	10/25/20	[4]	8,170,229	8,188,752
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ17,
Class A1
2.40%	10/25/24		3,232,276	3,384,503
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ18,
Class A1
2.46%	03/25/22		285,520	287,514
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ24,
Class A1
2.28%	05/25/26		13,163,088	13,623,054
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ26,
Class A1
2.14%	07/25/25		11,456,353	11,993,349
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q004,
Class AFL
(Federal Reserve US 12-Month Cumulative
Average plus 0.74%)
2.71%	05/25/44	[1]	3,194,061	3,195,094
Ginnie Mae, Series 2007-12, Class C
5.28%	04/16/41	[4]	1,043,000	1,052,639
Ginnie Mae, Series 2008-92, Class E
5.56%	03/16/44	[4]	2,910,845	2,966,681

				65,531,082

U.S. Agency Mortgage-Backed — 14.97%
Fannie Mae Pool 468764
4.16%	07/01/21		13,090,000	13,284,825
Fannie Mae Pool 567002
8.00%	05/01/23		13,132	13,964
Fannie Mae Pool 735861
6.50%	09/01/33		11,571	12,935
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.55%)
4.43%	04/01/34	[1]	167,887	170,012
Fannie Mae Pool 995182
5.50%	06/01/20		1	1
Fannie Mae Pool AD0538
6.00%	05/01/24		243,363	256,616
Fannie Mae Pool AE0083
6.00%	01/01/40		920,837	1,062,801

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL0851
6.00%	10/01/40		$1,096,073	$1,265,044
Fannie Mae Pool AL2206
3.73%	07/01/22	[4]	6,197,239	6,421,382
Fannie Mae Pool FN0001
3.78%	12/01/20	[4]	9,775,524	9,904,582
Fannie Mae REMICS, Series 1997-76,
Class FS
(LIBOR USD 1-Month plus 0.45%)
1.25%	09/17/27	[1]	12,777	12,565
Fannie Mae REMICS, Series 2001-60,
Class OF
(LIBOR USD 1-Month plus 0.95%)
1.90%	10/25/31	[1]	654,556	664,956
Fannie Mae REMICS, Series 2003-130,
Class HF
(LIBOR USD 1-Month plus 0.45%)
1.40%	12/25/33	[1]	86,563	86,250
Fannie Mae REMICS, Series 2007-61,
Class AF
(LIBOR USD 1-Month plus 0.28%)
1.23%	03/25/37	[1]	754,891	750,716
Fannie Mae REMICS, Series 2007-64,
Class FA
(LIBOR USD 1-Month plus 0.47%)
1.42%	07/25/37	[1]	328,910	328,019
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39		79,599	80,438
Fannie Mae REMICS, Series 2009-85,
Class LF
(LIBOR USD 1-Month plus 1.20%)
2.15%	10/25/49	[1]	2,623,929	2,647,443
Fannie Mae REMICS, Series 2009-96,
Class FA
(LIBOR USD 1-Month plus 0.90%)
1.85%	11/25/49	[1]	1,894,787	1,916,823
Fannie Mae REMICS, Series 2010-109,
Class PF
(LIBOR USD 1-Month plus 0.40%)
1.35%	10/25/40	[1]	1,158,751	1,143,737
Fannie Mae REMICS, Series 2010-26,
Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
5.28%	11/25/36	[1]	6,748,880	1,478,179
Fannie Mae REMICS, Series 2010-43,
Class DP
5.00%	05/25/40		911,059	1,018,496

See accompanying Notes to Financial Statements.

113 / Annual Report March 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2010-6,
Class BF
(LIBOR USD 1-Month plus 0.76%)
1.71%	02/25/40	[1]	$1,412,726	$1,425,795
Fannie Mae REMICS, Series 2010-95,
Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.65%	09/25/40	[1]	5,143,274	1,295,435
Fannie Mae REMICS, Series 2019-79,
Class FA
(LIBOR USD 1-Month plus 0.50%)
1.45%	01/25/50	[1]	8,120,196	8,056,213
Fannie Mae REMICS, Series 2020-10,
Class FA
(LIBOR USD 1-Month plus 0.50%)
1.45%	03/25/50	[1]	24,654,223	24,435,802
Fannie Mae REMICS, Series G92-10,
Class Z
7.75%	01/25/22		151	156
Freddie Mac Gold Pool A45796
7.00%	01/01/33		2,755	3,015
Freddie Mac Gold Pool C46104
6.50%	09/01/29		5,884	6,585
Freddie Mac Gold Pool G13032
6.00%	09/01/22		179,970	184,315
Freddie Mac Gold Pool G13475
6.00%	01/01/24		27,644	28,722
Freddie Mac REMICS, Series 2174,
Class PN
6.00%	07/15/29		361,693	408,524
Freddie Mac REMICS, Series 2454,
Class FQ
(LIBOR USD 1-Month plus 1.00%)
1.70%	06/15/31	[1]	6,133	6,241
Freddie Mac REMICS, Series 2733,
Class FB
(LIBOR USD 1-Month plus 0.60%)
1.30%	10/15/33	[1]	2,648,502	2,646,048
Freddie Mac REMICS, Series 3071,
Class TF
(LIBOR USD 1-Month plus 0.30%)
1.00%	04/15/35	[1]	2,552,226	2,536,484
Freddie Mac REMICS, Series 3084,
Class FN
(LIBOR USD 1-Month plus 0.50%)
1.20%	12/15/34	[1]	1,548,346	1,541,009
Freddie Mac REMICS, Series 3294,
Class CB
5.50%	03/15/37		216,594	252,659

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3300,
Class FA
(LIBOR USD 1-Month plus 0.30%)
1.00%	08/15/35	[1]	$716,432	$704,316
Freddie Mac REMICS, Series 3325,
Class NF
(LIBOR USD 1-Month plus 0.30%)
1.00%	08/15/35	[1]	1,847,568	1,816,324
Freddie Mac REMICS, Series 3524,
Class FC
(LIBOR USD 1-Month plus 0.94%)
1.64%	06/15/38	[1]	331,045	333,975
Freddie Mac REMICS, Series 3531,
Class FM
(LIBOR USD 1-Month plus 0.90%)
1.60%	05/15/39	[1]	314,870	315,847
Freddie Mac REMICS, Series 3672,
Class A
6.00%	05/15/40		142,113	160,445
Freddie Mac REMICS, Series 3792,
Class DF
(LIBOR USD 1-Month plus 0.40%)
1.10%	11/15/40	[1]	295,270	295,519
Freddie Mac REMICS, Series 4060,
Class FJ
(LIBOR USD 1-Month plus 0.35%)
1.05%	02/15/41	[1]	4,555,880	4,520,757
Freddie Mac REMICS, Series 4109,
Class KF
(LIBOR USD 1-Month plus 0.40%)
1.10%	05/15/32	[1]	312,354	312,382
Freddie Mac REMICS, Series 4959,
Class JF
(LIBOR USD 1-Month plus 0.45%)
1.40%	03/25/50	[1]	10,232,791	10,113,200
Freddie Mac Strips, Series 240,
Class F30
(LIBOR USD 1-Month plus 0.30%)
1.00%	07/15/36	[1]	2,054,517	2,022,700
Freddie Mac Strips, Series 263,
Class F5
(LIBOR USD 1-Month plus 0.50%)
1.20%	06/15/42	[1]	3,013,178	2,956,975
Freddie Mac Strips, Series 319,
Class F2
(LIBOR USD 1-Month plus 0.50%)
1.20%	11/15/43	[1]	13,603,096	13,353,917
Ginnie Mae II Pool 1849
8.50%	08/20/24		234	235
Ginnie Mae II Pool 2020
8.50%	06/20/25		248	254

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 114

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 2286
8.50%	09/20/26		$382	$424
Ginnie Mae II Pool 2487
8.50%	09/20/27		6,276	6,990
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.88%	04/20/27	[1]	13,348	13,802
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
4.00%	03/20/32	[1]	22,957	23,126
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.88%	06/20/32	[1]	8,394	8,711
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	07/20/34	[1]	283,335	292,802
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.00%)
4.50%	01/20/35	[1]	9,819	9,951
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
4.00%	02/20/25	[1]	10,551	10,638
Ginnie Mae, Series 2003-11, Class FK
(LIBOR USD 1-Month plus 0.30%)
1.00%	02/16/33	[1]	703,614	699,111
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.03%	05/20/37	[1]	4,307,168	638,665
Ginnie Mae, Series 2012-13, Class KF
(LIBOR USD 1-Month plus 0.30%)
1.07%	07/20/38	[1]	281,517	281,226
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		1,860,271	1,885,961
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
1.43%	10/07/20	[1]	5,584,211	5,541,331
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
1.54%	12/08/20	[1]	6,311,930	6,299,538

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
1.54%	12/08/20	[1]	$2,916,587	$2,917,088
UMBS (TBA)
2.50%	05/01/35		79,375,000	82,303,525
2.50%	05/01/50		19,950,000	20,629,545
3.50%	05/01/50		39,375,000	41,597,536

				285,413,603

Total Mortgage-Backed
(Cost $677,657,941)				673,207,990

U.S. TREASURY SECURITIES — 1.33%
U.S. Treasury Notes — 1.33%
U.S. Treasury Floating Rate Notes
0.35%	07/31/21	[1]	10,000,000	10,010,553
U.S. Treasury Notes
0.50%	03/31/25		345,000	347,116
1.13%	02/28/22		14,790,000	15,047,092

Total U.S. Treasury Securities
(Cost $25,323,332)				25,404,761

Total Bonds – 81.02%
(Cost $1,566,088,460)				1,544,329,574

Issues			Shares	Value
COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings
LLC[5,6,7]			106,501	5,858

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions – 0.00%
(Cost $939,000)				3,864

See accompanying Notes to Financial Statements.

115 / Annual Report March 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 26.94%
Commercial Paper — 0.19%
Ford Motor Credit Co. LLC
3.20%[8]	10/08/20	$3,625,000	$3,570,187

Foreign Government Obligations — 2.67%
Japan Treasury Discount Bill, Series 892
(Japan)
0.00%[3,8]	06/08/20	5,490,000,000	50,875,008

Money Market Funds — 9.15%
Dreyfus Government Cash Management
Fund
0.29%[9]		58,768,000	58,768,000
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[9]		678,186	678,186
JPMorgan U.S. Government
Money Market Fund
0.28%[9]		94,238,000	94,238,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
0.23%[9]		20,714,000	20,714,000

			174,398,186

U.S. Agency Discount Notes — 4.71%
Fannie Mae
0.16%[8]	01/15/21	90,000,000	89,891,625

U.S. Treasury Bills — 10.22%
U.S. Treasury Bills
0.27%[8,10]	09/10/20	3,693,000	3,691,272
1.36%[8]	04/30/20	60,000,000	59,998,308
1.46%[8]	04/21/20	111,180,000	111,175,831
1.53%[8]	07/16/20	20,000,000	19,995,951

			194,861,362

Total Short-Term Investments
(Cost $514,619,893)			513,596,368

Total Investments Before Written
Swaptions – 107.96%

(Cost $2,087,726,013)			2,057,935,664

Written Swaptions – 0.00%
(Cost $(540,000))			(2,919)

Liabilities in Excess of Other
Assets – (7.96)%			(151,681,577)

Net Assets – 100.00%			$1,906,251,168

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2020.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $1,717,801, which is 0.09% of total net assets.

[7]	Non-income producing security.

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of March 31, 2020.

[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $3,690,563.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 116

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 52,375,901	JPY 5,490,000,000	Citigroup Global Markets, Inc.	06/08/20	$1,371,501

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	504	06/30/20	$111,072,937	$2,005,505	$2,005,505
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five Year Note	893	06/30/20	(111,945,922)	(1,017,674)	(1,017,674)

TOTAL FUTURES CONTRACTS			$(872,985)	$987,831	$987,831

			Received by the Fund		Paid by the Fund
Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)
PURCHASED SWAPTIONS
Option to enter into a 30-year
Interest Rate Swap	Goldman Sachs International	12/24/23	3 month USD LIBOR	Quarterly	6.00%	Quarterly	$300,000	$3,864	$939,000	$(935,136)

			Received by the Fund		Paid by the Fund
Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums (Received)	Unrealized Appreciation
WRITTEN SWAPTIONS
Option to enter into a 30-year
Interest Rate Swap	Goldman Sachs International	12/24/23	7.50%	Quarterly	3 month USD LIBOR	Quarterly	$300,000	$(2,919)	$(540,000)	$537,081

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate					3-month
Swap[1]	Call	01/21/23	1.57%	Semi-annually	USD LIBOR	Quarterly	$46,340	$1,132,100	$—	$1,132,100
Interest Rate					3-month
Swap[1]	Call	01/21/23	1.58%	Semi-annually	USD LIBOR	Quarterly	110,270	2,708,705	20,826	2,687,879
Interest Rate			3 month
Swap[1]	Call	01/21/26	USD LIBOR	Quarterly	1.67%	Semi-annually	18,850	(1,052,846)	—	(1,052,846)
Interest Rate			3month
Swap[1]	Call	01/21/26	USD LIBOR	Quarterly	1.68%	Semi-annually	44,855	(2,522,946)	(14,425)	(2,508,521)

TOTAL SWAPS CONTRACTS							$220,315	$265,013	$6,401	$258,612

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

117 / Annual Report March 2020

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.75%
ASSET-BACKED SECURITIES — 13.02%**
Atrium XII, Series 12A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.83%)
2.63%	04/22/27	[1,2,3]	$165,000	$160,336
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.50%	01/25/35	[2,3]	137,173	123,529
BlueMountain CLO Ltd., Series 2013-1A,
Class A1R2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
3.05%	01/20/29	[1,2,3]	175,000	171,098
Cedar Funding II CLO Ltd., Series 2013-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
2.23%	06/09/30	[1,2,3]	250,000	234,675
Corevest American Finance Trust,
Series 2019-1, Class XA (IO)
2.16%	03/15/52	[3,4]	584,177	49,038
Corevest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[3]	140,000	132,464
Crystal River CDO, Series 2005-1A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
2.68%	03/02/46	[1,2,3,5,6]	419,900	35,927
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
2.51%	11/15/28	[1,2,3]	250,000	227,900
Eaton Vance CLO Ltd., Series 2013-1A,
Class A1RR (Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
2.99%	01/15/28	[1,2,3]	85,000	82,340
Flagship CLO VIII Ltd., Series 2014-8A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
2.69%	01/16/26	[1,2,3]	63,145	61,744
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[1,3]	132,167	122,902
Nelnet Student Loan Trust, Series 2015-3A,
Class A3
(LIBOR USD 1-Month plus 0.90%)
1.85%	06/25/54	[2,3]	290,000	251,590
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
2.68%	01/15/28	[1,2,3]	250,000	243,277

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
0.00%	04/20/28	[1,2,3]	$100,000	$94,000
Panthera Aviation, Series 2013-1
10.00%	01/25/22	5,6,†	338,214	74,407
Scholar Funding Trust, Series 2012-B,
Class A2
(LIBOR USD 1-Month plus 1.10%)
2.04%	03/28/46	[2,3]	701,919	670,157
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
1.98%	08/15/31	[2]	166,797	145,907
SLM Student Loan Trust, Series 2004-2,
Class B
(LIBOR USD 3-Month plus 0.47%)
2.26%	07/25/39	[2]	325,737	297,551
SLM Student Loan Trust, Series 2004-3A,
Class A6A
(LIBOR USD 3-Month plus 0.55%)
2.34%	10/25/64	[2,3]	267,054	249,469
SLM Student Loan Trust, Series 2005-9,
Class B
(LIBOR USD 3-Month plus 0.30%)
2.09%	01/25/41	[2]	249,437	221,691
SLM Student Loan Trust, Series 2007-7,
Class B
(LIBOR USD 3-Month plus 0.75%)
2.54%	10/27/70	[2]	215,000	190,298
SLM Student Loan Trust, Series 2008-1,
Class A4
(LIBOR USD 3-Month plus 0.65%)
2.44%	01/25/22	[2]	187,728	177,662
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	01/25/83	[2]	340,000	266,786
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	04/26/83	[2]	340,000	307,613
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	04/25/73	[2]	340,000	287,656
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/25/73	[2]	235,000	208,490

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 118

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83	[2]	$340,000	$309,216
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83	[2]	340,000	311,155
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.04%	10/25/75	[2]	340,000	307,728
Store Master Funding, Series 2019-1,
Class A2
3.65%	11/20/49	[3]	248,285	229,210
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[3]	305,771	341,071
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[3]	316,228	364,301
Treman Park CLO Ltd., Series 2015-1A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
2.89%	10/20/28	[1,2,3]	450,000	437,400
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
1.96%	04/25/40	[2,3]	269,286	251,021

Total Asset-Backed Securities
(Cost $8,663,748)				7,639,609

CORPORATES — 36.14%*
Banking — 0.92%
Bank of America Corp. (MTN)
2.88%	10/22/30	[4]	55,000	55,095
4.08%	03/20/51	[4]	115,000	132,122
JPMorgan Chase & Co.
3.20%	06/15/26		75,000	78,065
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[1,4]	200,000	194,593
4.80%	11/15/24	[1,4]	75,000	78,660

				538,535

Communications — 5.14%
AT&T, Inc.
4.80%	06/15/44		350,000	381,081
4.90%	08/15/37		205,000	229,204
5.25%	03/01/37		60,000	70,168

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30	[3]	$127,000	$125,730
4.50%	05/01/32	[3]	36,000	35,153
5.38%	06/01/29	[3]	80,000	82,652
CenturyLink, Inc.
4.00%	02/15/27	[3]	24,000	23,311
CSC Holdings LLC
5.38%	02/01/28	[3]	5,000	5,135
6.50%	02/01/29	[3]	117,000	126,841
Discovery Communications LLC
2.80%	06/15/20		150,000	149,655
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	10/15/24	[1,3]	180,000	115,146
9.75%	07/15/25	[1,3]	71,000	45,038
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[1]	40,000	54,982
Level 3 Financing, Inc.
4.63%	09/15/27	[3]	45,000	44,975
5.38%	01/15/24		40,000	40,612
5.38%	05/01/25		16,000	16,160
Qwest Corp.
7.25%	09/15/25		70,000	72,625
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[3]	200,000	166,811
Sirius XM Radio, Inc.
3.88%	08/01/22	[3]	75,000	74,906
Sprint Corp.
7.88%	09/15/23		107,000	118,110
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25	[3]	230,000	236,611
Time Warner Cable LLC
5.50%	09/01/41		230,000	241,311
T-Mobile USA, Inc.
4.50%	02/01/26		45,000	46,406
4.75%	02/01/28		45,000	47,184
6.00%	04/15/24		108,000	110,913
Verizon Communications, Inc.
3.15%	03/22/30		55,000	59,368
4.13%	03/16/27		55,000	61,282
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[1,3]	120,000	120,703
Vodafone Group PLC (United Kingdom)
4.25%	09/17/50	[1]	10,000	10,572
4.88%	06/19/49	[1]	48,000	53,606
5.25%	05/30/48	[1]	40,000	48,400

				3,014,651

See accompanying Notes to Financial Statements.

119 / Annual Report March 2020

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary — 0.98%
Bacardi Ltd. (Bermuda)
5.30%	05/15/48	[1,3]	$65,000	$70,838
BAT Capital Corp.
4.54%	08/15/47		75,000	68,620
Reynolds American, Inc.
5.85%	08/15/45		260,000	275,385
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg SA
(LIBOR USD 3-Month plus 3.50%)
5.33%	07/15/21	[2,3]	165,000	161,989

				576,832

Electric — 1.56%
Dominion Energy, Inc., Series A
3.30%	03/15/25		230,000	232,915
Entergy Texas, Inc.
3.45%	12/01/27		150,000	147,091
Puget Energy, Inc.
6.00%	09/01/21		250,000	256,597
Southwestern Electric Power Co., Series K
2.75%	10/01/26		300,000	281,228

				917,831

Energy — 5.52%
Antero Resources Corp.
5.00%	03/01/25		149,000	56,247
5.13%	12/01/22		35,000	18,387
Cheniere Energy Partners LP
5.25%	10/01/25		50,000	46,374
Energy Transfer Operating LP
3.75%	05/15/30		25,000	19,660
5.00%	05/15/50		45,000	35,409
5.50%	06/01/27		3,000	2,622
5.88%	01/15/24		70,000	67,550
EQM Midstream Partners LP
4.13%	12/01/26		350,000	199,500
Exxon Mobil Corp.
3.10%	08/16/49		25,000	25,437
3.48%	03/19/30		90,000	99,523
4.23%	03/19/40		55,000	64,575
4.33%	03/19/50		170,000	208,637
Gulfport Energy Corp.
6.38%	05/15/25		13,000	3,266
KazMunayGas National Co. JSC,
Series REGS (Kazakhstan)
5.38%	04/24/30	[1]	200,000	198,688
Kinder Morgan Energy Partners LP
5.00%	08/15/42		45,000	42,115

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Pertamina Persero PT (Indonesia)
3.10%	08/25/30	[1,3]	$200,000	$178,820
Petrobras Global Finance BV (Netherlands)
5.09%	01/15/30	[1,3]	100,000	91,125
Petroleos Mexicanos (Mexico)
5.95%	01/28/31	[1,3]	90,000	62,550
6.63%	06/15/35	[1]	100,000	68,290
6.75%	09/21/47	[1]	115,000	74,934
6.95%	01/28/60	[1,3]	35,000	23,800
7.69%	01/23/50	[1,3]	180,000	124,200
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		125,000	101,563
Range Resources Corp.
4.88%	05/15/25		47,000	27,413
Rockies Express Pipeline LLC
4.80%	05/15/30	[3]	100,000	62,000
Ruby Pipeline LLC
6.50%	04/01/22	[3]	146,970	131,165
Saudi Arabian Oil Co.,
Series REGS (EMTN) (Saudi Arabia)
4.25%	04/16/39	[1]	200,000	199,760
Southern Co. Gas Capital Corp.
3.25%	06/15/26		500,000	493,221
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		174,000	139,210
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29		39,000	31,793
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	150,000	150,530
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		35,000	28,345
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,3]	34,235	27,986
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,3]	109,000	89,049
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,3]	13,300	10,756
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		32,000	20,180
6.88%	09/01/27		22,000	14,080

				3,238,760

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 120

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Entertainment — 0.06%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[3]	$40,000	$35,822

Finance — 3.66%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.30%	01/23/23	[1]	60,000	51,040
3.65%	07/21/27	[1]	20,000	15,520
3.88%	01/23/28	[1]	40,000	31,421
3.95%	02/01/22	[1]	125,000	113,295
4.13%	07/03/23	[1]	75,000	65,338
Air Lease Corp. (MTN)
2.30%	02/01/25		100,000	76,504
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[1,3]	75,000	59,810
3.95%	07/01/24	[1,3]	45,000	35,517
5.13%	10/01/23	[1,3]	61,000	52,806
5.25%	05/15/24	[1,3]	10,000	7,935
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
2.59%	02/15/22	[2,3]	210,000	194,696
Ford Motor Credit Co. LLC
3.16%	08/04/20		275,000	270,916
3.20%	01/15/21		175,000	170,625
3.81%	10/12/21		55,000	53,041
5.88%	08/02/21		40,000	39,400
(LIBOR USD 3-Month plus 1.27%)
2.64%	03/28/22	[2]	115,000	93,496
General Motors Financial Co., Inc.
3.15%	06/30/22		75,000	67,021
3.20%	07/06/21		25,000	23,817
3.45%	04/10/22		20,000	18,598
3.55%	04/09/21		95,000	91,052
4.20%	11/06/21		195,000	183,259
4.38%	09/25/21		25,000	23,036
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		30,000	28,352
3.69%	06/05/28	[4]	50,000	51,300
3.81%	04/23/29	[4]	75,000	77,983
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	85,000	82,440
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	35,000	30,421
5.25%	08/15/22	[1,3]	50,000	45,254
5.50%	02/15/24	[1,3]	110,000	94,893

				2,148,786

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food — 1.48%
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[1,3]	$5,000	$5,190
Kraft Heinz Foods Co.
4.88%	10/01/49	[3]	215,000	196,367
5.00%	07/15/35		15,000	15,012
5.00%	06/04/42		439,000	417,542
5.20%	07/15/45		25,000	24,151
7.13%	08/01/39	[3]	35,000	40,399
Kroger Co. (The)
5.40%	01/15/49		16,000	19,415
Pilgrim’s Pride Corp.
5.88%	09/30/27	[3]	73,000	73,473
Post Holdings, Inc.
4.63%	04/15/30	[3]	45,000	43,425
5.75%	03/01/27	[3]	32,000	33,271

				868,245

Gaming — 0.32%
Churchill Downs, Inc.
4.75%	01/15/28	[3]	125,000	109,444
5.50%	04/01/27	[3]	80,000	75,555

				184,999

Health Care — 6.57%
AbbVie, Inc.
3.20%	11/21/29	[3]	50,000	50,510
3.60%	05/14/25		50,000	52,564
4.25%	11/21/49	[3]	220,000	236,753
4.45%	05/14/46		61,000	66,714
Allergan Finance LLC
3.25%	10/01/22		150,000	149,481
Amgen, Inc.
4.40%	05/01/45		30,000	35,540
Bausch Health Americas, Inc.
9.25%	04/01/26	[3]	7,000	7,459
Bausch Health Cos., Inc. (Canada)
7.00%	03/15/24	[1,3]	110,000	112,749
Bayer U.S. Finance II LLC
4.25%	12/15/25	[3]	45,000	46,843
4.38%	12/15/28	[3]	295,000	315,697
4.63%	06/25/38	[3]	110,000	117,829
4.88%	06/25/48	[3]	10,000	11,734
Becton Dickinson and Co.
(LIBOR USD 3-Month plus 0.88%)
2.25%	12/29/20	[2]	187,000	180,719
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[3]	75,000	73,391

See accompanying Notes to Financial Statements.

121 / Annual Report March 2020

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Centene Corp.
3.38%	02/15/30	[3]	$167,000	$155,702
4.63%	12/15/29	[3]	85,000	85,897
5.25%	04/01/25	[3]	40,000	40,650
Cigna Corp.
2.40%	03/15/30		40,000	38,135
3.40%	03/15/50		105,000	100,472
CVS Health Corp.
5.05%	03/25/48		335,000	384,247
Elanco Animal Health, Inc.
5.65%	08/28/28		160,000	169,027
Encompass Health Corp.
4.75%	02/01/30		119,000	117,280
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[3]	150,000	150,750
HCA, Inc.
4.75%	05/01/23		30,000	30,774
5.00%	03/15/24		195,000	202,347
5.25%	04/15/25		12,000	12,610
5.25%	06/15/49		110,000	118,082
Hologic, Inc.
4.63%	02/01/28	[3]	55,000	55,275
Humana, Inc.
4.95%	10/01/44		35,000	39,904
Molina Healthcare, Inc.
5.38%	11/15/22		83,000	81,368
Partners Healthcare System, Inc.,
Series 2020
3.34%	07/01/60		80,000	80,454
Teleflex, Inc.
4.63%	11/15/27		10,000	10,150
Tenet Healthcare Corp.
4.63%	07/15/24		46,000	44,160
4.88%	01/01/26	[3]	67,000	64,069
5.13%	11/01/27	[3]	170,000	162,563
UnitedHealth Group, Inc.
3.70%	08/15/49		50,000	55,999
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		195,000	194,672

				3,852,570

Industrials — 2.20%
Amcor Finance USA, Inc.
4.50%	05/15/28	[3]	145,000	171,213
Ball Corp.
4.00%	11/15/23		30,000	30,525
Berry Global, Inc.
4.88%	07/15/26	[3]	24,000	24,375

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
General Electric Co. (GMTN)
4.63%	01/07/21		$100,000	$98,783
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
2.17%	08/15/36	[2]	600,000	457,646
General Electric Co., Series A (MTN)
6.75%	03/15/32		110,000	130,849
Graphic Packaging International LLC
4.75%	07/15/27	[3]	40,000	39,520
4.88%	11/15/22		55,000	53,264
Matthews International Corp.
5.25%	12/01/25	[3]	30,000	26,738
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[3]	5,000	4,637
OI European Group BV (Netherlands)
4.00%	03/15/23	[1,3]	15,000	14,381
Sealed Air Corp.
4.00%	12/01/27	[3]	5,000	4,701
5.50%	09/15/25	[3]	70,000	72,065
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	55,000	46,475
Trivium Packaging Finance BV (Netherlands)
5.50%	08/15/26	[1,3]	115,000	115,575

				1,290,747

Information Technology — 1.94%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.63%	01/15/24		50,000	50,088
Broadcom, Inc.
3.13%	04/15/21	[3]	290,000	286,929
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[3]	5,000	4,700
Dell International LLC/EMC Corp.
4.42%	06/15/21	[3]	55,000	55,007
Intel Corp.
4.75%	03/25/50		220,000	298,060
NXP BV/NXP Funding LLC (Netherlands)
4.63%	06/15/22	[1,3]	365,000	377,939
SS&C Technologies, Inc.
5.50%	09/30/27	[3]	60,000	62,870

				1,135,593

Insurance — 1.81%
Berkshire Hathaway Finance Corp.
4.25%	01/15/49		95,000	118,110
Farmers Exchange Capital II
6.15%	11/01/53	[3,4]	400,000	543,500

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 122

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Nationwide Mutual Insurance Co.
3.03%	12/15/24	[3,4]	$400,000	$402,953

				1,064,563

Materials — 0.43%
Indonesia Asahan Aluminum Persero PT
(Indonesia)
6.53%	11/15/28	[1,3]	200,000	211,358
International Flavors & Fragrances, Inc.
5.00%	09/26/48		40,000	40,988

				252,346

Real Estate Investment Trust (REIT) — 1.65%
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		80,000	76,852
3.45%	11/15/29		310,000	277,139
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		65,000	55,716
5.38%	04/15/26		205,000	182,850
5.75%	06/01/28		25,000	22,267
SL Green Realty Corp.
4.50%	12/01/22		200,000	205,648
Ventas Realty LP
4.40%	01/15/29		150,000	150,052

				970,524

Retail — 0.54%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[1,3]	45,000	44,545
3.80%	01/25/50	[1,3]	70,000	61,899
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
2.54%	04/17/20	[2]	82,000	81,983
Rite Aid Corp.
6.13%	04/01/23	[3]	60,000	52,050
Starbucks Corp.
2.25%	03/12/30		80,000	75,049

				315,526

Services — 0.78%
GFL Environmental, Inc. (Canada)
5.13%	12/15/26	[1,3]	44,000	43,230
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	7,000	6,927
4.75%	02/15/25	[1,3]	110,000	113,572
5.00%	11/01/22	[1,3]	170,000	179,246
Waste Pro USA, Inc.
5.50%	02/15/26	[3]	123,000	114,976

				457,951

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.58%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		$349,718	$339,484

Total Corporates
(Cost $22,087,699)				21,203,765

FOREIGN GOVERNMENT OBLIGATIONS — 2.90%
Foreign Government Obligations — 2.90%
Bahrain Government International Bond,
Series REGS (Bahrain)
7.00%	10/12/28	[1]	200,000	183,875
Brazilian Government International Bond
(Brazil)
4.63%	01/13/28	[1]	200,000	213,625
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[1]	200,000	183,400
5.00%	06/15/45	[1]	200,000	205,438
Dominican Republic International Bond,
Series REGS (Dominican Republic)
6.00%	07/19/28	[1]	150,000	141,345
Mexico Government International Bond
(Mexico)
3.25%	04/16/30	[1]	200,000	189,300
Qatar Government International Bond,
Series REGS (Qatar)
4.50%	04/23/28	[1]	200,000	219,629
Republic of South Africa Government
International Bond (South Africa)
4.88%	04/14/26	[1]	200,000	178,640
Saudi Government International Bond
(Saudi Arabia)
3.75%	01/21/55	[1,3]	200,000	186,000

Total Foreign Government Obligations
(Cost $1,831,216)				1,701,252

MORTGAGE-BACKED — 41.62%**
Non-Agency Commercial
Mortgage-Backed — 4.41%
BBCMS Mortgage Trust,
Series 2020-C6, Class F5TB
3.69%	02/15/53	[3,4]	75,000	46,675
Benchmark Mortgage Trust,
Series 2020-IG1, Class XA (IO)
0.51%	09/15/43	[4]	605,000	24,304
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.77%	09/10/45	[3,4]	1,462,184	50,323
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.56%	04/15/47	[3,4]	1,566,855	6,363

See accompanying Notes to Financial Statements.

123 / Annual Report March 2020

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
1.13%	10/10/46	[4]	$1,841,266	$61,849
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.77%	11/10/46	[4]	1,533,090	36,908
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.24%	03/10/46	[4]	8,499,323	254,284
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.87%	09/10/47	[4,5,6]	2,196,832	65,460
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.49%	02/10/37	[3,4]	2,030,000	43,864
Credit Suisse Commercial Mortgage Trust,
Series 2007-C2, Class AJ
5.60%	01/15/49	[4]	3,998	4,019
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class A2
3.95%	09/15/37	[3]	75,000	76,006
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class X1 (IO)
0.55%	09/15/37	[3,4]	10,000,000	228,938
GS Mortgage Securities Trust,
Series 2012-GC6, Class XB (IO)
0.20%	01/10/45	[3,4]	5,749,132	21,290
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.94%	11/10/45	[4]	2,773,836	114,214
GS Mortgage Securities Trust,
Series 2013-GC12, Class XA (IO)
1.42%	06/10/46	[4]	7,307,752	268,070
GS Mortgage Securities Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37	[3,4]	940,000	14,859
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
2.94%	12/10/41	[3,4]	50,000	38,522
JPMBB Commercial Mortgage Securities
Trust, Series 2013-C14, Class XA (IO)
0.57%	08/15/46	[4]	9,374,216	143,696
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C21, Class XA (IO)
1.00%	08/15/47	[4]	560,693	18,446
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C24, Class XA (IO)
0.92%	11/15/47	[4]	2,712,289	72,600
JPMCC Commercial Mortgage Securities
Trust, Series 2017-JP5, Class XA (IO)
1.04%	03/15/50	[4]	5,706,949	273,054

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-LC9,
Class XA (IO)
1.50%	12/15/47	[4]	$2,029,994	$64,140
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-C13,
Class XA (IO)
0.13%	01/15/46	[4]	6,629,132	25,297
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-LC11,
Class XA (IO)
1.26%	04/15/46	[4]	2,819,403	88,358
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2A
3.66%	01/05/43	[3,4]	120,000	110,554
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2B
4.14%	01/05/43	[3,4]	45,000	40,527
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA (IO)
2.07%	05/10/45	[3,4]	1,666,791	50,777
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA (IO)
1.31%	03/15/44	[3,4]	17,926,020	189,482
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.69%	11/15/44	[3,4]	3,251,606	60,653
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
1.89%	11/15/45	[3,4]	961,097	37,728
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.73%	06/15/46	[4]	3,006,274	53,876

				2,585,136

Non-Agency Mortgage-Backed — 28.93%
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.15%)
1.10%	06/25/36	[2]	1,348,981	1,017,207
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		267,529	239,818
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
4.26%	02/25/37	[4]	90,579	82,917
Conseco Finance Corp., Series 1996-7,
Class M1
7.70%	09/15/26	[4]	153,022	156,784
Conseco Finance Corp., Series 1998-3,
Class A6
6.76%	03/01/30	[4]	105,707	106,266

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 124

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Corp., Series 1998-4,
Class A6
6.53%	04/01/30	[4]	$163,940	$166,651
Conseco Finance Corp., Series 1998-4,
Class A7
6.87%	04/01/30	[4]	81,178	82,802
Conseco Finance Corp., Series 1999-5,
Class A5
7.86%	03/01/30	[4]	75,408	46,104
Conseco Finance Home Equity Loan Trust,
Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	276,558	280,442
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2B
(STEP-reset date 05/25/20)
3.94%	02/25/37		974,182	732,557
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2C
(STEP-reset date 05/25/20)
3.94%	02/25/37		321,682	241,864
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB3, Class A3
(STEP-reset date 05/25/20)
3.69%	03/25/37		993,499	471,355
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
1.06%	12/25/37	[2]	452,439	379,623
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
1.17%	01/25/38	[2]	2,082,077	1,240,986
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
1.05%	03/25/37	[2]	690,669	379,416
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.78%	04/19/36	[4]	296,060	231,573
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
4.11%	05/25/37	[4]	386,047	306,204
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37		331,905	282,846
Impac CMB Trust, Series 2004-4,
Class 1A2
(LIBOR USD 1-Month plus 0.62%)
1.57%	09/25/34	[2]	184,573	156,719

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
3.51%	12/25/35	[4]	$352,101	$293,704
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX2, Class A1C
(LIBOR USD 1-Month plus 0.19%)
1.14%	04/25/37	[2]	1,636,563	1,299,370
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A3
6.61%	02/25/28		109,948	109,889
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A4
6.75%	02/25/28		46,285	46,309
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A4
6.49%	09/25/28		75,100	76,364
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A5
6.96%	09/25/28	[4]	181,017	188,742
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF6
(STEP-reset date 05/25/20)
4.25%	03/25/47		805,769	521,119
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2
5.88%	06/25/21		118,810	109,115
JPMorgan Mortgage Trust, Series 2007-S1,
Class 1A2
5.50%	03/25/22		21,925	20,619
Lehman XS Trust, Series 2006-13,
Class 1A2
(LIBOR USD 1-Month plus 0.34%)
1.29%	09/25/36	[2]	9,550	11,715
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
1.23%	05/25/37	[2]	1,810,500	1,257,320
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
1.28%	04/25/37	[2,5,6]	1,696,107	150,846
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE2, Class A2C
(LIBOR USD 1-Month plus 1.16%)
2.11%	08/25/35	[2]	709,726	602,359

See accompanying Notes to Financial Statements.

125 / Annual Report March 2020

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Mid-State Capital Corp., Series 2004-1,
Class B
8.90%	08/15/37		$478,179	$529,789
Mid-State Capital Corp., Series 2004-1,
Class M1
6.50%	08/15/37		330,712	340,956
Mid-State Capital Corp., Series 2005-1,
Class A
5.75%	01/15/40		149,924	153,920
Mid-State Trust XI, Series 2011, Class B
8.22%	07/15/38		8,316	8,888
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
3.55%	09/25/34	[4]	229,745	217,457
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[4]	2,281,724	781,634
Oakwood Mortgage Investors, Inc.,
Series 1998-A, Class M
6.83%	05/15/28	[4]	115,719	118,065
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A4
6.99%	12/15/26		221,861	226,757
Oakwood Mortgage Investors, Inc.,
Series 2001-D, Class A3
5.90%	09/15/22	[4]	757,861	539,419
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24	[4]	242,475	249,509
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.69%	03/25/35	[4]	266,431	146,132
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
1.19%	12/25/36	[2,3]	1,360,135	853,977
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
3.81%	09/25/34	[4]	273,034	248,280
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
(LIBOR USD 1-Month plus 0.55%)
1.50%	07/25/34	[2,3]	97,099	85,893
Wells Fargo Home Equity Asset-Backed
Securities Trust, Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.32%)
1.27%	03/25/37	[2]	1,500,000	1,182,160

				16,972,441

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial
Mortgage-Backed — 4.59%
Fannie Mae-Aces, Series 2006-M2,
Class A2A
5.27%	10/25/32	[4]	$191,263	$220,448
Fannie Mae-Aces, Series 2011-M5,
Class X (IO)
1.14%	07/25/21	[4]	2,769,250	31,852
Fannie Mae-Aces, Series 2016-M11,
Class X2 (IO)
2.73%	07/25/39	[4]	1,292,976	57,348
Fannie Mae-Aces, Series 2019-M32
Class X2 (IO)
1.06%	10/25/29	[4]	2,000,000	153,063
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K021,
Class X3 (IO)
1.97%	07/25/40	[4]	1,150,000	43,854
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K022,
Class X3 (IO)
1.81%	08/25/40	[4]	5,250,000	201,579
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K023,
Class X3 (IO)
1.69%	10/25/40	[4]	4,050,000	148,425
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K027,
Class X3 (IO)
1.71%	01/25/41	[4]	5,000,000	198,405
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K031,
Class X3 (IO)
1.66%	07/25/41	[4]	5,999,569	272,404
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K034,
Class X1 (IO)
0.10%	07/25/23	[4]	6,419,804	21,480
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K040,
Class X3 (IO)
2.04%	11/25/42	[4]	1,100,000	69,430
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K060,
Class X3 (IO)
1.89%	12/25/44	[4]	700,000	69,988
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K070,
Class X3 (IO)
2.04%	12/25/44	[4]	700,000	92,653
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K105,
Class X3 (IO)
2.04%	06/25/30	[4]	410,000	62,720

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 126

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K714,
Class X1 (IO)
0.72%	10/25/20	[4]	$9,193,364	$12,029
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K732,
Class X3 (IO)
2.17%	05/25/46	[4]	700,000	66,823
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KAIV,
Class X2 (IO)
3.61%	06/25/41	[4]	1,220,000	46,285
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC04,
Class X1 (IO)
1.25%	12/25/26	[4]	2,270,000	140,420
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC05,
Class X1 (IO)
1.20%	06/25/27	[4]	1,998,981	125,234
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KHG2,
Class X (IO)
0.41%	02/25/30	[4]	685,000	17,466
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KIR1,
Class X (IO)
1.07%	03/25/26	[4]	2,754,852	148,718
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KLU2,
Class X1 (IO)
1.16%	08/25/29	[4]	117,866	9,066
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS11,
Class XFX (IO)
1.60%	06/25/29	[4]	350,000	40,595
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q010,
Class XPT2 (IO)
0.36%	08/25/24		5,141,283	54,276
FREMF Mortgage Trust, Series 2012-K23,
Class X2A (IO)
0.13%	10/25/45	[3]	61,950,605	150,757
Ginnie Mae, Series 2009-114, Class IO (IO)
0.00%	10/16/49	[4]	7,385,786	91
Ginnie Mae, Series 2011-10, Class AC
3.64%	11/16/44	[4]	9,486	9,481
Ginnie Mae, Series 2014-103, Class IO (IO)
0.41%	05/16/55	[4]	1,988,404	40,087
Ginnie Mae, Series 2014-125, Class IO (IO)
0.95%	11/16/54	[4]	2,306,907	126,615

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae, Series 2015-47, Class IO (IO)
0.80%	10/16/56	[4]	$1,226,742	$59,758

				2,691,350

U.S. Agency Mortgage-Backed — 3.69%
Fannie Mae REMICS, Series 1993-80,
Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
9.72%	05/25/23	[2]	979	1,093
Fannie Mae REMICS, Series 2000-45,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
7.34%	12/18/30	[2]	145,814	18,609
Fannie Mae REMICS, Series 2001-42,
Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	446	521
Fannie Mae REMICS, Series 2003-124,
Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	5,418	6,608
Fannie Mae REMICS, Series 2005-92,
Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
5.15%	10/25/25	[2]	806,892	66,806
Fannie Mae REMICS, Series 2006-125,
Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
6.25%	01/25/37	[2]	887,504	222,960
Fannie Mae REMICS, Series 2008-50,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.10%	11/25/36	[2]	1,124,151	204,168
Fannie Mae REMICS, Series 2010-43,
Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
5.47%	05/25/40	[2]	962,919	201,140
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	385,000	44,046
Freddie Mac REMICS, Series 1602,
Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	9,492	10,276
Freddie Mac REMICS, Series 1673,
Class SD
(-2.15 X US Treasury Yield Curve Rate T Note Constant Maturity 10 Year plus
19.39%, 18.31% Cap)
17.26%	02/15/24	[2]	51,505	61,215

See accompanying Notes to Financial Statements.

127 / Annual Report March 2020

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed
(continued)
Freddie Mac REMICS, Series 3242,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
5.65%	11/15/36	[2]	$2,963,177	$607,292
Freddie Mac REMICS, Series 3247,
Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.65%, 6.65% Cap)
0.15%	08/15/36	[2]	13,027,473	64,486
Freddie Mac REMICS, Series 3260,
Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.38%, 6.38% Cap)
5.68%	01/15/37	[2]	2,096,378	382,288
Freddie Mac REMICS, Series 3289,
Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
5.42%	03/15/37	[2]	710,108	113,437
Ginnie Mae, Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
12.45%	11/26/23	[2]	32,938	38,073
Ginnie Mae, Series 2010-148, Class IO (IO)
1.17%	09/16/50	[4]	4,571,484	120,883

				2,163,901

Total Mortgage-Backed
(Cost $29,548,065)				24,412,828

MUNICIPAL BONDS — 1.07%*
California — 0.59%
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60		205,000	186,680
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49		140,000	163,044

				349,724

Indiana — 0.12%
Indiana University, Taxable Revenue Bonds,
University and College Improvements,
Series B
3.07%	06/01/60		65,000	68,729

Massachusetts — 0.15%
Commonwealth of Massachusetts,
Public Improvements, Series C
3.00%	03/01/48		85,000	87,420

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New York — 0.21%
New York City Water & Sewer System
Revenue Bonds, Water Utility Improvements
3.00%	06/15/50	$ 120,000	$121,962

Total Municipal Bonds
(Cost $628,951)			627,835

Total Bonds – 94.75%
(Cost $62,759,679)			55,585,289

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 4.31%
Commercial Paper — 0.94%
Ford Motor Credit Co. LLC
2.88%[7]	01/08/21	315,000	295,462
3.20%[7]	10/08/20	260,000	256,069

			551,531

Money Market Funds — 2.77%
Dreyfus Government Cash Management
Fund
0.29%[8]		1,374,000	1,374,000
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[8]		20,916	20,916
JPMorgan U.S. Government
Money Market Fund
0.28%[8]		229,000	229,000

			1,623,916

U.S. Treasury Bills — 0.60%
U.S. Treasury Bills
0.29%[7,9]	09/10/20	351,000	350,836

Total Short-Term Investments
(Cost $2,538,302)			2,526,283

Total Investments – 99.06%
(Cost $65,297,981)			58,111,572

Cash and Other Assets, Less
Liabilities – 0.94%			553,141

Net Assets – 100.00%			$58,664,713

[1]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[2]	Floating rate security. The rate disclosed was in effect at March 31, 2020.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 128

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2020

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $326,640, which is 0.56% of total net assets.

[7]	Represents annualized yield at date of purchase.

[8]	Represents the current yield as of March 31, 2020.

[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $350,768.

†

Fair valued security. The aggregate value of fair valued securities is $74,407, which is 0.13% of total net assets. Fair valued securities are not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligations

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five Year Note	169	06/30/20	$(21,185,734)	$(569,189)	$(569,189)
U.S. Treasury Ultra Bond	6	06/19/20	(1,331,250)	1,049	1,049

TOTAL FUTURES CONTRACTS			$(22,516,984)	$(568,140)	$(568,140)

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

SWAPS: INTEREST RATE

Interest Rate					3-month
Swap[1]	Call	01/21/23	1.57%	Semi-annually	USD LIBOR	Quarterly	$2,135	$52,159	$—	$52,159

Interest Rate					3-month
Swap[1]	Call	01/21/23	1.58%	Semi-annually	USD LIBOR	Quarterly	4,215	103,538	796	102,742

Interest Rate			3 month
Swap[1]	Call	01/21/26	USD LIBOR	Quarterly	1.67%	Semi-annually	870	(48,593)	—	(48,593)

Interest Rate			3 month
Swap[1]	Call	01/21/26	USD LIBOR	Quarterly	1.68%	Semi-annually	1,715	(96,463)	(552)	(95,911)

TOTAL SWAPS CONTRACTS							$8,935	$10,641	$244	$10,397

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

129 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BONDS – 106.00%
ASSET-BACKED SECURITIES — 4.22%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
2.05%	12/27/44	[1,2]	$23,324,035	$21,967,943
AIMCO CLO, Series 2015-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
2.68%	01/15/28	[1,2,3]	13,370,000	12,979,596
AMMC CLO 19 Ltd., Series 2016-19A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
2.97%	10/16/28	[1,2,3]	60,310,000	58,665,527
Apidos CLO XXII, Series 2015-22A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
0.00%	04/20/31	[1,2,3]	21,475,000	20,592,893
Atrium XII, Series 12A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.83%)
2.63%	04/22/27	[1,2,3]	26,460,000	25,712,002
Barings BDC Static CLO Ltd.,
Series 2019-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
2.85%	04/15/27	[1,2,3]	2,775,038	2,564,135
Barings CLO Ltd., Series 2013-IA,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
2.62%	01/20/28	[1,2,3]	54,380,000	51,337,113
Barings CLO Ltd., Series 2016-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
2.90%	07/20/28	[1,2,3]	49,920,000	49,087,185
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
2.77%	07/20/29	[1,2,3]	35,811,000	34,478,473
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.50%	01/25/35	[1,2]	1,339,566	1,206,321
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
1.40%	04/25/35	[1,2]	2,872,791	2,485,618
BlueMountain CLO Ltd., Series 2015-2A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 0.93%)
2.75%	07/18/27	[1,2,3]	8,330,000	8,044,364
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
1.65%	12/26/35	[1]	$41,234	$39,971
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
2.88%	02/25/35	[1]	14,100,000	13,728,203
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 1.05%)
2.73%	11/25/33	[1]	16,050,000	15,085,610
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
2.79%	10/27/36	[1]	24,361,000	22,285,717
CIT Education Loan Trust, Series 2007-1,
Class A
(LIBOR USD 3-Month plus 0.09%)
1.31%	03/25/42	[1,2]	18,692,482	16,924,585
CIT Education Loan Trust, Series 2007-1,
Class B
(LIBOR USD 3-Month plus 0.30%)
1.52%	06/25/42	[1,2]	13,179,369	11,178,983
Clear Creek CLO, Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.02%	10/20/30	[1,2,3]	27,190,000	25,961,175
College Loan Corp. Trust, Series 2005-2,
Class B
(LIBOR USD 3-Month plus 0.49%)
2.32%	01/15/37	[1]	2,649,024	2,203,621
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
2.51%	11/15/28	[1,2,3]	19,066,000	17,380,566
Dryden 33 Senior Loan Fund,
Series 2014-33A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
3.06%	04/15/29	[1,2,3]	1,000,000	968,410
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
2.73%	04/15/29	[1,2,3]	22,823,000	21,898,669
Eaton Vance CLO Ltd., Series 2013-1A,
Class A1RR (Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
2.99%	01/15/28	[1,2,3]	20,025,000	19,398,217
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
2.30%	07/26/66	[1,2]	38,273,768	36,202,889

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 130

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
1.75%	04/26/32	[1,2]	$12,740,000	$12,283,955
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
2.44%	04/25/35	[1]	18,748	17,670
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
2.00%	03/25/36	[1]	11,927,535	11,796,538
EFS Volunteer No. 2 LLC, Series 2012-1,
Class A2
(LIBOR USD 1-Month plus 1.35%)
2.30%	03/25/36	[1,2]	14,745,663	14,089,773
Flatiron CLO Ltd., Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.89%)
2.72%	04/15/27	[1,2,3]	5,479,711	5,360,916
Galaxy XXIX CLO Ltd., Series 2018-29A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.79%)
2.48%	11/15/26	[1,2,3]	4,822,283	4,651,665
GCO Education Loan Funding Trust,
Series 2006-1, Class A11L
(LIBOR USD 3-Month plus 0.23%)
1.91%	05/25/36	[1]	25,000,000	23,453,745
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[2,3]	38,586,167	35,881,280
Goal Capital Funding Trust, Series 2005-2,
Class B
(LIBOR USD 3-Month plus 0.53%)
2.21%	11/25/44	[1]	8,433,987	7,965,109
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
2.13%	08/25/42	[1]	2,348,121	2,120,189
Goal Structured Solutions Trust,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
1.60%	09/25/41	[1,2]	63,164,862	58,938,811
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
2.88%	10/29/29	[1,2,3]	5,345,000	5,203,641
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[2]	683,021	654,227

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[2]	$44,318,033	$40,901,449
LCM XIII LP, Series 2013A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
2.96%	07/19/27	[1,2,3]	25,525,000	24,752,307
LCM XVIII LP, Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
3.07%	07/15/27	[1,2,3]	20,425,000	19,972,791
LCM XX LP, Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
2.86%	10/20/27	[1,2,3]	7,120,000	6,863,110
LCM XXI LP, Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
2.70%	04/20/28	[1,2,3]	32,465,000	31,555,980
Limerock CLO III LLC, Series 2014-3A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.02%	10/20/26	[1,2,3]	32,286,896	32,006,000
Madison Park Funding XXX Ltd.,
Series 2018-30A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
2.58%	04/15/29	[1,2,3]	22,672,500	21,865,450
Magnetite XVIII Ltd., Series 2016-18A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
2.77%	11/15/28	[1,2,3]	20,750,000	20,303,875
Magnetite XXI Ltd., Series 2019-21A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
3.10%	04/20/30	[1,2,3]	34,100,000	32,828,309
Navient Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.51%)
1.46%	06/25/31	[1]	856,029	834,997
Navient Student Loan Trust, Series 2014-2,
Class A
(LIBOR USD 1-Month plus 0.64%)
1.59%	03/25/83	[1]	63,099,258	59,969,888
Navient Student Loan Trust, Series 2014-3,
Class A
(LIBOR USD 1-Month plus 0.62%)
1.57%	03/25/83	[1]	68,740,180	65,240,693
Navient Student Loan Trust, Series 2014-4,
Class A
(LIBOR USD 1-Month plus 0.62%)
1.57%	03/25/83	[1]	103,468,801	98,163,055

See accompanying Notes to Financial Statements.

131 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-5,
Class A
(LIBOR USD 1-Month plus 0.62%)
1.57%	03/25/83[1]	$83,251,769	$75,557,870
Navient Student Loan Trust, Series 2014-6,
Class A
(LIBOR USD 1-Month plus 0.61%)
1.56%	03/25/83[1]	85,068,864	80,654,760
Navient Student Loan Trust, Series 2014-7,
Class A
(LIBOR USD 1-Month plus 0.61%)
1.56%	03/25/83[1]	87,286,818	82,977,276
Navient Student Loan Trust, Series 2015-1,
Class A2
(LIBOR USD 1-Month plus 0.60%)
1.55%	04/25/40[1]	65,254,069	61,041,782
Navient Student Loan Trust, Series 2015-2,
Class A3
(LIBOR USD 1-Month plus 0.57%)
1.52%	11/26/40[1]	132,497,472	126,991,898
Navient Student Loan Trust, Series 2016-1A,
Class A
(LIBOR USD 1-Month plus 0.70%)
1.65%	02/25/70[1,2]	30,243,159	29,252,514
Navient Student Loan Trust, Series 2016-7A,
Class A
(LIBOR USD 1-Month plus 1.15%)
2.10%	03/25/66[1,2]	61,811,432	59,856,979
Navient Student Loan Trust, Series 2018-3A,
Class A3
(LIBOR USD 1-Month plus 0.80%)
1.75%	03/25/67[1,2]	60,000,000	54,262,555
Nelnet Student Loan Trust, Series 2006-1,
Class A6
(LIBOR USD 3-Month plus 0.45%)
2.13%	08/23/36[1,2]	12,500,000	11,986,495
Nelnet Student Loan Trust, Series 2007-2A,
Class A3L
(LIBOR USD 3-Month plus 0.35%)
1.57%	03/25/26[1,2]	25,834,392	25,337,137
Nelnet Student Loan Trust, Series 2012-5A,
Class A
(LIBOR USD 1-Month plus 0.60%)
1.55%	10/27/36[1,2]	12,151,294	11,139,926
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
(LIBOR USD 1-Month plus 0.95%)
1.90%	11/25/48[1,2]	11,630,000	10,528,184
Nelnet Student Loan Trust, Series 2014-5A,
Class A
(LIBOR USD 1-Month plus 0.55%)
1.50%	07/25/46[1,2]	66,792,640	61,937,076

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2015-1A,
Class A
(LIBOR USD 1-Month plus 0.59%)
1.54%	04/25/46[1,2]	$122,861,756	$110,433,200
Nelnet Student Loan Trust, Series 2015-2A,
Class A2
(LIBOR USD 1-Month plus 0.60%)
1.55%	09/25/47[1,2]	53,190,309	49,617,021
Nelnet Student Loan Trust, Series 2015-3A,
Class A3
(LIBOR USD 1-Month plus 0.90%)
1.85%	06/25/54[1,2]	8,890,000	7,712,527
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
2.68%	01/15/28[1,2,3]	1,690,000	1,644,549
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
2.69%	10/25/41[1]	18,498,468	17,276,341
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
LIBOR USD 3-Month
2.54%	01/29/46[1]	35,217,932	34,844,347
Octagon Investment Partners 25 Ltd.,
Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
2.62%	10/20/26[1,2,3]	17,760,000	17,527,326
Palmer Square Loan Funding Ltd.,
Series 2019-1, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
2.87%	04/20/27[1,2,3]	11,632,303	11,358,548
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1 (Cayman Islands)
LIBOR USD 3-Month
2.70%	10/24/27[1,2,3]	69,081,160	67,111,656
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
0.00%	04/20/28[1,2,3]	38,125,000	36,981,212
Panthera Aviation, Series 2013-1
10.00%	01/25/224,5,†	13,004,312	2,860,949
Panthera Aviation, Series 2013-2[6]
10.00%	03/20/244,5,7,†	2,686,551	569,549
PHEAA Student Loan Trust, Series 2015-1A,
Class A
(LIBOR USD 1-Month plus 0.60%)
1.55%	10/25/41[1,2]	135,268,881	124,978,336
Recette CLO Ltd., Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
2.74%	10/20/27[1,2,3]	30,264,001	29,782,803

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 132

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Riserva CLO Ltd., Series 2016-3A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
2.96%	10/18/28[1,2,3]	$13,270,000	$12,845,360
Rockford Tower CLO Ltd., Series 2017-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
2.27%	10/15/29[1,2,3]	26,680,000	25,649,245
Scholar Funding Trust, Series 2012-B,
Class A2
(LIBOR USD 1-Month plus 1.10%)
2.04%	03/28/46[1,2]	27,251,999	26,018,837
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
1.98%	08/15/31[1]	320,640	280,481
SLC Student Loan Trust, Series 2006-1,
Class A6
(LIBOR USD 3-Month plus 0.16%)
0.90%	03/15/55[1]	9,645,000	8,236,897
SLC Student Loan Trust, Series 2006-2,
Class A6
(LIBOR USD 3-Month plus 0.16%)
0.90%	09/15/39[1]	16,000,000	14,282,184
SLC Student Loan Trust, Series 2008-1,
Class A4A
(LIBOR USD 3-Month plus 1.60%)
2.34%	12/15/32[1]	14,566,835	14,535,965
SLM Student Loan Trust, Series 2003-12,
Class B
(LIBOR USD 3-Month plus 0.59%)
1.33%	03/15/38[1]	59,343	54,153
SLM Student Loan Trust, Series 2003-4,
Class A5E
(LIBOR USD 3-Month plus 0.75%)
1.49%	03/15/33[1,2]	5,254,454	4,860,370
SLM Student Loan Trust, Series 2004-3A,
Class A6A
(LIBOR USD 3-Month plus 0.55%)
2.34%	10/25/64[1,2]	57,357,157	53,580,418
SLM Student Loan Trust, Series 2005-5,
Class A5
(LIBOR USD 3-Month plus 0.75%)
2.54%	10/25/40[1]	7,134,000	6,679,024
SLM Student Loan Trust, Series 2005-8,
Class A5
(LIBOR USD 3-Month plus 0.17%)
1.96%	01/25/40[1]	430,000	397,356
SLM Student Loan Trust, Series 2005-9,
Class A7A
(LIBOR USD 3-Month plus 0.60%)
2.39%	01/25/41[1]	65,083,121	59,193,003

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-2,
Class A6
(LIBOR USD 3-Month plus 0.17%)
1.96%	01/25/41[1]		$36,484,013	$32,631,112
SLM Student Loan Trust, Series 2006-8,
Class A6
(LIBOR USD 3-Month plus 0.16%)
1.95%	01/25/41[1]		33,180,000	29,864,771
SLM Student Loan Trust, Series 2007-1,
Class A6
(LIBOR USD 3-Month plus 0.14%)
1.93%	01/27/42[1]		34,350,000	29,753,225
SLM Student Loan Trust, Series 2007-1,
Class B
(LIBOR USD 3-Month plus 0.22%)
2.01%	01/27/42[1]		4,437,196	3,713,558
SLM Student Loan Trust, Series 2007-3,
Class A4
(LIBOR USD 3-Month plus 0.06%)
1.85%	01/25/22[1]		2,663,190	2,555,333
SLM Student Loan Trust, Series 2007-6,
Class B
(LIBOR USD 3-Month plus 0.85%)
2.64%	04/27/43[1]		4,486,059	3,925,594
SLM Student Loan Trust, Series 2007-7,
Class A4
(LIBOR USD 3-Month plus 0.33%)
2.12%	01/25/22[1]		66,106	63,536
SLM Student Loan Trust, Series 2008-1,
Class A4
(LIBOR USD 3-Month plus 0.65%)
2.44%	01/25/22[1]		40,812,061	38,623,620
SLM Student Loan Trust, Series 2008-2,
Class A3
(LIBOR USD 3-Month plus 0.75%)
2.54%	04/25/23[1]		93,245,245	88,668,965
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	01/25/83	[1]	38,874,000	30,503,017
SLM Student Loan Trust, Series 2008-3,
Class A3
(LIBOR USD 3-Month plus 1.00%)
2.79%	10/25/21[1]		19,274	18,159
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	04/26/83[1]		2,170,000	1,963,296
SLM Student Loan Trust, Series 2008-4,
Class A4
(LIBOR USD 3-Month plus 1.65%)
3.44%	07/25/22[1]		2,297,742	2,136,139

See accompanying Notes to Financial Statements.

133 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	04/25/73[1]	$8,759,000	$7,410,522
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
3.49%	07/25/23[1]	34,922,696	33,017,279
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/25/73[1]	37,199,000	33,002,644
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
2.89%	07/25/23[1]	14,021,401	13,677,820
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83[1]	31,424,000	28,578,830
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83[1]	17,126,000	15,673,085
SLM Student Loan Trust, Series 2008-8,
Class A4
(LIBOR USD 3-Month plus 1.50%)
3.29%	04/25/23[1]	3,084,824	3,077,136
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.04%	10/25/75[1]	545,000	493,270
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
3.29%	04/25/23[1]	71,154,774	70,538,560
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.04%	10/25/83[1]	45,100,000	44,554,167
SLM Student Loan Trust, Series 2009-3,
Class A
(LIBOR USD 1-Month plus 0.75%)
1.70%	01/25/45[1,2]	175,119,985	159,684,279
SLM Student Loan Trust, Series 2011-1,
Class A2
(LIBOR USD 1-Month plus 1.15%)
2.10%	10/25/34[1]	3,070,000	3,040,973
SLM Student Loan Trust, Series 2012-1,
Class A3
(LIBOR USD 1-Month plus 0.95%)
1.90%	09/25/28[1]	302,439	290,667

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
1.65%	01/25/29[1]	$13,881,149	$13,297,157
SLM Student Loan Trust, Series 2012-3,
Class A
(LIBOR USD 1-Month plus 0.65%)
1.60%	12/27/38[1]	16,523,668	15,269,285
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
1.60%	05/26/26[1]	24,202,044	22,216,155
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	20,900,000	19,076,705
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.06%	07/17/28[1,2,3]	57,160,000	55,840,461
Treman Park CLO Ltd., Series 2015-1A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
2.89%	10/20/28[1,2,3]	21,540,000	20,936,880
Vermont Student Assistance Corp.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 0.70%)
2.30%	07/28/34[1]	3,441,980	3,246,440
Voya CLO Ltd., Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
2.51%	07/25/26[1,2,3]	14,523,983	14,285,325
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
1.96%	04/25/40[1,2]	17,952	16,735

Total Asset-Backed Securities
(Cost $3,596,119,324)			3,402,534,018

BANK LOANS — 1.20%*

Automotive — 0.02%
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.44%	04/30/26[1]	20,135,658	18,524,805

Communications — 0.33%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.99%	01/31/25[1]	34,118,360	32,014,451
CenturyLink, Inc.,
Term Loan B, 1st Lien

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 134

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
(LIBOR plus 2.25%)
3.24%	03/15/27	[1]	$8,977,500	$8,433,284
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.74%	02/01/27	[1]	8,029,825	7,748,781
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.24%	04/04/26	[1]	15,687,459	14,903,086
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.86%	07/17/25	[1]	3,874,805	3,726,283
2.86%	01/15/26	[1]	25,057,287	24,180,282
CSC Holdings LLC,
Term Loan B5
(LIBOR plus 2.50%)
3.11%	04/15/27	[1]	7,000,000	6,778,310
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.21%	06/17/24	[1]	156,337	149,424
5.35%	06/17/24	[1]	46,781,440	44,712,765
Intelsat Jackson Holdings SA,
Term Loan B4, 1st Lien (Luxembourg)
(LIBOR plus 4.50%)
6.43%	01/02/24	[1,3]	2,000,000	1,864,000
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[1,3]	25,379,651	23,825,148
Lamar Media Corp.,
Term Loan B, 1st Lien
(LIBOR plus 1.50%)
2.52%	02/05/27	[1]	2,456,250	2,364,141
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/01/27	[1]	22,889,876	21,588,015
Sprint Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/02/24	[1]	25,770,702	25,674,062
(LIBOR plus 3.00%)
4.00%	02/02/24	[1]	12,689,375	12,641,790
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	03/09/27	[1]	34,500,000	32,775,000

				263,378,822

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary — 0.03%
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	02/05/23	[1]	$26,249,953	$25,003,080

Electric — 0.04%
Homer City Generation LP,
Term Loan B, 1st Lien
(LIBOR plus 11.00%)
12.46%	04/05/23	[1,4,5]	7,960,085	6,069,565
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.55%	12/31/25	[1]	5,307,898	5,072,360
2.74%	12/31/25	[1]	22,176,853	21,192,755

				32,334,680

Entertainment — 0.01%
CineWorld Finance US, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.32%	02/28/25	[1]	7,900,752	5,530,527

Finance — 0.11%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
4.74%	02/27/26	[1,3]	1,488,724	1,142,595
Avolon TLB Borrower 1 US LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.52%	01/15/25	[1]	6,520,459	5,879,302
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.20%	10/06/23	[1]	58,903,731	53,749,655
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.70%	04/30/28	[1]	28,600,000	26,569,400

				87,340,952

Food — 0.02%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
4.03%	08/03/25	[1]	16,628,221	15,755,239
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
3.07%	05/01/26	[1,3]	1,133,414	1,069,455

				16,824,694

See accompanying Notes to Financial Statements.

135 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Gaming — 0.02%
Caesars Entertainment LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.99%	10/07/24[1]	$10,146,696	$8,371,025
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.99%	12/27/24[1]	11,722,613	10,501,527

			18,872,552

Health Care — 0.26%
Catalent Pharma Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	05/18/26[1]	5,865,189	5,718,559
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[1]	16,310,241	15,576,280
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.75%	02/04/27[1]	96,850,000	92,733,875
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	07/02/25[1]	6,578,236	6,216,433
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.68%	11/15/27[1]	8,029,875	7,661,826
HCA, Inc.,
Term Loan B12, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/13/25[1]	14,925,000	14,303,150
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.20%	06/07/23[1]	14,592,776	13,133,498
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.36%	11/27/25[1]	4,865,132	4,646,201
(LIBOR plus 3.00%)
3.61%	06/02/25[1]	53,412,269	51,120,081

			211,109,903

Industrials — 0.07%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.86%	07/01/26[1]	27,400,980	26,190,816

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	06/30/24[1]	$2,946,970	$2,729,631
Energizer Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.88%	12/17/25[1]	1,254,000	1,185,030
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
3.24%	05/30/25[1]	21,396,375	19,720,290
TransDigm, Inc.,
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
3.24%	12/09/25[1]	5,458,472	5,030,882

			54,856,649

Information Technology — 0.10%
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
2.13%	11/04/22[1]	41,120,625	39,270,197
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/07/24[1]	13,182,323	12,292,516
IQVIA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.74%	01/17/25[1]	8,975,994	8,287,850
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
3.20%	06/11/25[1]	6,434,876	6,209,656
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25[1]	7,778,483	7,350,666
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25[1]	5,550,483	5,245,207
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25[1]	5,422,941	5,129,777

			83,785,869

Real Estate Investment Trust (REIT) — 0.08%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 136

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Real Estate Investment Trust (REIT) (continued)
(LIBOR plus 1.75%)
2.74%	04/11/25[1]	$44,291,100	$42,275,855
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.67%	12/20/24[1]	19,528,636	18,173,837

			60,449,692

Retail — 0.03%
BC ULC/New Red Finance, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
2.74%	11/19/26[1,3]	23,970,612	22,232,742

Services — 0.05%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	05/30/25[1]	30,000,578	29,238,113
4.00%	05/30/25[1]	5,368,183	5,231,751
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.70%	03/06/25[1]	10,000,000	8,416,650

			42,886,514

Transportation — 0.03%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.69%	01/29/27[1]	8,100,000	6,728,063
United Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/01/24[1]	18,454,102	16,793,233

			23,521,296

Total Bank Loans
(Cost $1,008,350,491)			966,652,777

CORPORATES — 28.27%*
Automotive — 0.02%
Ford Motor Co.
7.45%	07/16/31	200,000	144,678
General Motors Co.
(LIBOR USD 3-Month plus 0.80%)
2.54%	08/07/20[1]	4,850,000	4,766,933
(LIBOR USD 3-Month plus 0.90%)
1.80%	09/10/21[1]	8,685,000	7,839,969

			12,751,580

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking — 3.33%
Bank of America Corp.
2.74%	01/23/22[8]	$108,426,000	$108,771,774
3.00%	12/20/23[8]	125,832,000	128,557,199
3.37%	01/23/26[8]	22,240,000	23,344,474
Bank of America Corp. (MTN)
2.33%	10/01/21[8]	32,930,000	32,890,196
2.50%	02/13/31[8]	14,457,000	14,009,024
3.12%	01/20/23[8]	11,762,000	11,960,719
3.97%	02/07/30[8]	3,000,000	3,239,856
4.08%	03/20/51[8]	352,496,000	404,976,662
4.27%	07/23/29[8]	40,000	43,802
Discover Bank
7.00%	04/15/20	9,000,000	9,007,704
Discover Bank (BKNT)
2.70%	02/06/30	10,000,000	8,865,771
3.10%	06/04/20	5,843,000	5,834,427
3.20%	08/09/21	5,860,000	5,826,592
4.20%	08/08/23	18,795,000	19,554,231
Global Bank Corp. (Panama)
5.25%	04/16/29[2,3,8]	2,400,000	2,344,800
Grupo Aval Ltd. (Cayman Islands)
4.38%	02/04/30[2,3]	1,175,000	951,985
JPMorgan Chase & Co.
2.01%	03/13/26[8]	235,380,000	234,517,163
3.20%	01/25/23	375,000	386,508
3.20%	06/15/26	15,000,000	15,612,981
3.21%	04/01/23[8]	7,510,000	7,645,920
3.22%	03/01/25[8]	80,456,000	83,684,623
3.70%	05/06/30[8]	30,000,000	32,031,252
4.02%	12/05/24[8]	243,975,000	258,908,556
4.20%	07/23/29[8]	2,000,000	2,198,780
4.25%	10/15/20	9,330,000	9,437,191
4.49%	03/24/31[8]	16,970,000	19,608,458
Lloyds Bank PLC (United Kingdom)
6.38%	01/21/21[3]	4,920,000	5,063,030
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23[3,8]	136,460,000	134,685,455
2.91%	11/07/23[3,8]	169,145,000	167,447,943
3.90%	03/12/24[3]	36,376,000	36,878,403
4.05%	08/16/23[3]	4,605,000	4,754,617
PNC Bank N.A. (BKNT)
2.15%	04/29/21	350,000	350,292
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21[3]	85,506,000	85,110,917
3.13%	01/08/21[3]	26,058,000	25,991,477
3.37%	01/05/24[3,8]	69,825,000	67,937,124
4.80%	11/15/24[3,8]	69,325,000	72,708,231

See accompanying Notes to Financial Statements.

137 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Wells Fargo & Co. (GMTN)
2.60%	07/22/20	$10,326,000	$10,329,766
Wells Fargo & Co. (MTN)
2.16%	02/11/26[8]	97,755,000	95,236,317
2.57%	02/11/31[8]	40,990,000	39,308,673
2.88%	10/30/30[8]	66,820,000	66,306,543
4.15%	01/24/29	75,000	81,959
4.48%	04/04/31[8]	47,735,000	53,951,541
5.01%	04/04/51[8]	186,718,000	240,459,257
Wells Fargo Bank N.A. (BKNT)
2.08%	09/09/22[8]	131,536,000	130,959,442

			2,681,771,635

Communications — 3.71%
AT&T, Inc.
3.88%	01/15/26	100,000	103,279
4.30%	02/15/30	27,050,000	29,062,636
4.30%	12/15/42	13,752,000	14,576,483
4.35%	03/01/29	34,945,000	37,589,553
4.35%	06/15/45	28,531,000	30,108,450
4.50%	05/15/35	31,710,000	34,147,516
4.50%	03/09/48	35,987,000	38,878,206
4.55%	03/09/49	18,622,000	20,122,759
4.75%	05/15/46	124,446,000	138,261,576
4.80%	06/15/44	141,302,000	153,849,985
4.85%	03/01/39	4,572,000	5,139,517
4.90%	08/15/37	12,466,000	13,937,841
5.15%	11/15/46	14,600,000	17,226,729
5.25%	03/01/37	158,179,000	184,985,905
C&W Senior Financing DAC (Ireland)
6.88%	09/15/27[2,3]	3,150,000	2,740,500
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30[2]	98,836,000	97,847,640
4.50%	05/01/32[2]	79,982,000	78,099,956
4.75%	03/01/30[2]	6,192,000	6,195,406
5.00%	02/01/28[2]	9,000,000	9,072,450
5.13%	05/01/27[2]	5,545,000	5,567,027
5.38%	06/01/29[2]	18,207,000	18,810,562
5.88%	04/01/24[2]	3,638,000	3,751,706
CenturyLink, Inc.
4.00%	02/15/27[2]	19,050,000	18,502,802
Charter Communications Operating LLC/
Charter Communications Operating Capital
4.50%	02/01/24	672,000	693,715
4.80%	03/01/50	20,253,000	21,406,408
4.91%	07/23/25	27,999,000	29,912,172
5.38%	04/01/38	2,025,000	2,228,393
5.38%	05/01/47	46,143,000	50,632,960

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Communications (continued)
5.75%	04/01/48	$24,220,000	$27,775,012
Comcast Corp.
3.45%	02/01/50	2,000,000	2,159,413
3.97%	11/01/47	25,000,000	28,399,060
4.00%	11/01/49	1,865,000	2,182,866
4.60%	10/15/38	2,000,000	2,395,527
4.70%	10/15/48	2,000,000	2,602,125
Cox Communications, Inc.
3.15%	08/15/24[2]	14,235,000	14,618,283
CSC Holdings LLC
5.38%	07/15/23[2]	200,000	201,249
5.38%	02/01/28[2]	30,826,000	31,657,300
5.50%	05/15/26[2]	598,000	622,708
5.50%	04/15/27[2]	3,945,000	4,089,093
6.50%	02/01/29[2]	5,512,000	5,975,642
6.63%	10/15/25[2]	1,217,000	1,281,244
6.75%	11/15/21	4,216,000	4,370,938
Fox Corp.
3.50%	04/08/30	3,105,000	3,098,759
5.58%	01/25/49[2]	12,075,000	14,497,125
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23[3]	19,276,000	12,746,351
8.50%	10/15/24[2,3]	114,959,000	73,539,272
9.75%	07/15/25[2,3]	39,693,000	25,178,675
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30[3]	36,548,000	50,237,202
Level 3 Financing, Inc.
3.40%	03/01/27[2]	23,480,000	22,479,752
3.88%	11/15/29[2]	48,075,000	45,387,127
4.63%	09/15/27[2]	37,905,000	37,884,152
5.38%	01/15/24	6,147,000	6,241,049
5.38%	05/01/25	4,763,000	4,810,630
5.63%	02/01/23	2,171,000	2,176,362
NBCUniversal Media LLC
4.45%	01/15/43	5,000,000	6,337,882
Qwest Corp.
7.25%	09/15/25	9,409,000	9,761,837
SES GLOBAL Americas Holdings GP
5.30%	03/25/44[2]	50,505,000	42,123,909
SES SA (Luxembourg)
3.60%	04/04/23[2,3]	16,882,000	16,568,031
Sirius XM Radio, Inc.
5.50%	07/01/29[2]	5,232,000	5,343,578
Sprint Corp.
7.88%	09/15/23	12,355,000	13,637,881
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21[2]	64,584,000	64,503,270
4.74%	03/20/25[2]	90,931,000	93,544,812

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 138

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Communications (continued)
5.15%	03/20/28[2]	$231,108,000	$248,104,260
TEGNA, Inc.
5.50%	09/15/24[2]	354,000	337,627
Time Warner Cable LLC
4.50%	09/15/42	18,977,000	17,904,692
5.50%	09/01/41	30,584,000	32,088,067
5.88%	11/15/40	41,652,000	44,241,088
T-Mobile USA, Inc.
4.50%	02/01/26	3,639,000	3,752,719
4.75%	02/01/28	16,028,000	16,805,839
6.00%	03/01/23	48,736,000	49,309,379
6.00%	04/15/24	50,508,000	51,870,201
6.50%	01/15/24	18,635,000	18,961,113
Verizon Communications, Inc.
3.15%	03/22/30	34,565,000	37,310,192
4.13%	03/16/27	14,370,000	16,011,305
4.13%	08/15/46	3,995,000	4,659,121
4.50%	08/10/33	2,000,000	2,362,303
4.52%	09/15/48	10,000,000	12,834,195
ViacomCBS, Inc.
3.45%	10/04/26	2,913,000	2,687,123
3.70%	06/01/28	1,175,000	1,086,384
4.95%	01/15/31	26,952,000	26,581,844
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	08/15/26[2,3]	19,102,000	19,521,623
5.50%	05/15/29[2,3]	66,710,000	67,100,906
Vodafone Group PLC (United Kingdom)
3.75%	01/16/24[3]	35,000	36,694
4.13%	05/30/25[3]	20,399,000	21,842,537
4.25%	09/17/50[3]	90,875,000	96,070,866
4.88%	06/19/49[3]	159,908,500	178,583,152
5.25%	05/30/48[3]	86,981,500	105,247,276
Walt Disney Co. (The)
2.75%	09/01/49	2,000,000	1,976,996
3.80%	03/22/30	43,762,000	49,393,358
4.63%	03/23/40	46,500,000	56,772,457
4.70%	03/23/50	45,286,000	59,235,469
5.40%	10/01/43	5,000,000	6,695,611
7.43%	10/01/26	1,965,000	2,596,980

			2,993,861,625

Consumer Discretionary — 0.78%
Anheuser-Busch Cos LLC/Anheuser-Busch
InBev Worldwide, Inc.
4.70%	02/01/36	2,000,000	2,101,228
4.90%	02/01/46	54,074,000	59,159,804
Anheuser-Busch InBev Worldwide, Inc.
4.00%	04/13/28	100,000	103,509

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
4.60%	04/15/48	$21,130,000	$22,497,352
5.45%	01/23/39	2,000,000	2,308,413
Bacardi Ltd. (Bermuda)
4.70%	05/15/28[2,3]	10,806,000	11,567,839
5.15%	05/15/38[2,3]	12,881,000	13,496,908
5.30%	05/15/48[2,3]	39,816,000	43,391,975
BAT Capital Corp.
4.39%	08/15/37	66,415,000	61,475,387
4.54%	08/15/47	90,591,000	82,884,150
4.76%	09/06/49	35,273,000	33,456,787
BAT International Finance PLC (EMTN) (United Kingdom)
2.25%	09/09/52[3]	11,770,000	9,246,539
Constellation Brands, Inc.
(LIBOR USD 3-Month plus 0.70%)
2.39%	11/15/21[1]	72,140,000	68,020,154
NIKE, Inc.
2.85%	03/27/30	18,935,000	20,010,519
3.25%	03/27/40	35,000,000	36,782,491
3.38%	03/27/50	14,735,000	16,108,377
Reynolds American, Inc.
5.70%	08/15/35	32,165,000	34,738,972
5.85%	08/15/45	91,321,000	96,724,764
6.88%	05/01/20	5,845,000	5,860,369
Reynolds Group Issuer, Inc./Reynolds Group Issuer
LLC/Reynolds Group Issuer Luxembourg SA
(LIBOR USD 3-Month plus 3.50%)
5.33%	07/15/21[1,2]	8,770,000	8,609,947
Spectrum Brands, Inc.
5.75%	07/15/25	10,000	9,513
6.13%	12/15/24	1,369,000	1,315,581

			629,870,578

Consumer Products — 0.10%
Procter & Gamble Co. (The)
3.00%	03/25/30	37,118,000	41,410,812
3.55%	03/25/40	35,000,000	40,861,192

			82,272,004

Electric — 1.55%
Alliant Energy Finance LLC
3.75%	06/15/23[2]	34,081,000	35,278,832
American Electric Power Co., Inc., Series F
2.95%	12/15/22	4,511,000	4,382,803
American Electric Power Co., Inc., Series I
3.65%	12/01/21	14,300,000	14,482,035
American Electric Power Co., Inc., Series J
4.30%	12/01/28	18,480,000	19,716,816
Berkshire Hathaway Energy Co.
4.25%	10/15/50[2]	6,625,000	7,561,478

See accompanying Notes to Financial Statements.

139 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Black Hills Corp.
4.35%	05/01/33	$40,000	$50,405
Cleco Power LLC
6.00%	12/01/40	50,000	80,802
Consolidated Edison Co. of New York, Inc.
3.70%	11/15/59	5,740,000	5,598,015
Consolidated Edison Co. of New York, Inc., Series E
4.65%	12/01/48	14,546,000	16,574,460
Dominion Energy, Inc.
2.45%	01/15/23[2]	160,175,000	157,897,994
(LIBOR USD 3-Month plus 0.40%)
1.98%	12/01/20[1,2]	45,075,000	44,919,548
Dominion Energy, Inc., Series A
3.30%	03/15/25	16,875,000	17,088,867
Duke Energy Carolinas LLC
4.00%	09/30/42	11,040,000	12,466,690
4.25%	12/15/41	16,358,000	18,612,090
Duquesne Light Holdings, Inc.
6.40%	09/15/20[2]	19,829,000	20,272,690
Entergy Corp.
4.00%	07/15/22	12,632,000	12,996,336
5.13%	09/15/20	9,800,000	9,798,497
Evergy Metro, Inc.
3.65%	08/15/25	13,885,000	14,468,195
Evergy, Inc.
2.45%	09/15/24	38,140,000	37,485,653
4.85%	06/01/21	2,521,000	2,548,534
Eversource Energy, Series N
3.80%	12/01/23	12,025,000	12,574,355
FirstEnergy Corp., Series C
3.40%	03/01/50	5,000,000	4,785,263
FirstEnergy Transmission LLC
4.35%	01/15/25[2]	23,330,000	24,895,849
4.55%	04/01/49[2]	13,175,000	13,283,985
5.45%	07/15/44[2]	24,625,000	27,576,333
Florida Power & Light Co.
3.70%	12/01/47	1,211,000	1,338,822
ITC Holdings Corp.
3.65%	06/15/24	5,165,000	5,351,689
Jersey Central Power & Light Co.
4.30%	01/15/26[2]	4,980,000	5,392,664
4.70%	04/01/24[2]	37,747,000	40,333,595
6.40%	05/15/36	11,630,000	14,303,416
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21	75,000	80,698
LG&E & KU Energy LLC
4.38%	10/01/21	14,595,000	14,714,608

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Metropolitan Edison Co.
3.50%	03/15/23[2]	$10,715,000	$10,718,613
4.00%	04/15/25[2]	35,719,000	38,613,132
4.30%	01/15/29[2]	16,746,000	17,513,697
MidAmerican Energy Co.
3.95%	08/01/47	5,000,000	5,539,981
Minejesa Capital BV (Netherlands)
5.63%	08/10/37[2,3]	4,400,000	3,972,650
Mong Duong Finance Holdings BV, Series REGS (Netherlands)
5.13%	05/07/29[3]	13,350,000	11,360,526
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
2.23%	05/04/21[1]	190,430,000	187,205,917
(LIBOR USD 3-Month plus 0.55%)
2.16%	08/28/21[1]	158,500,000	155,329,212
Niagara Mohawk Power Corp.
4.28%	12/15/28[2]	21,775,000	24,320,080
Pennsylvania Electric Co.
4.15%	04/15/25[2]	28,335,000	30,448,346
5.20%	04/01/20	25,200,000	25,199,974
Perusahaan Listrik Negara PT, Series REGS (EMTN) (Indonesia)
6.15%	05/21/48[3]	8,400,000	9,158,562
PNM Resources, Inc.
3.25%	03/09/21	34,395,000	34,623,808
Public Service Co. of New Mexico
3.85%	08/01/25	14,390,000	14,782,893
5.35%	10/01/21	5,065,000	5,281,439
Southwestern Electric Power Co.
3.55%	02/15/22	15,882,000	16,026,070
Southwestern Electric Power Co., Series K
2.75%	10/01/26	36,488,000	34,204,874
Tucson Electric Power Co.
4.85%	12/01/48	8,755,000	10,066,951

			1,251,278,742

Energy — 3.02%
Antero Resources Corp.
5.00%	03/01/25	77,293,000	29,178,107
5.13%	12/01/22	19,312,000	10,145,366
5.63%	06/01/23	17,786,000	7,559,050
BP Capital Markets America, Inc.
3.00%	02/24/50	12,150,000	11,384,402
Cheniere Energy Partners LP
5.25%	10/01/25	7,040,000	6,529,389
Ecopetrol SA (Colombia)
5.88%	05/28/45[3]	3,600,000	3,226,734

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 140

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Endeavor Energy Resources LP/EER Finance, Inc.
5.50%	01/30/26[2]	$2,377,000	$1,657,191
5.75%	01/30/28[2]	2,109,000	1,445,825
Energy Transfer Operating LP
3.75%	05/15/30	18,620,000	14,642,730
4.05%	03/15/25	6,439,000	5,691,508
4.20%	04/15/27	10,000,000	8,078,056
4.90%	03/15/35	5,160,000	4,060,219
4.95%	06/15/28	3,678,000	3,049,144
5.00%	05/15/50	81,999,000	64,521,760
5.15%	03/15/45	64,112,000	49,615,376
5.25%	04/15/29	11,860,000	9,897,272
5.30%	04/15/47	8,913,000	6,802,234
5.50%	06/01/27	53,939,000	47,148,473
5.88%	01/15/24	6,673,000	6,439,445
6.13%	12/15/45	15,405,000	13,251,068
6.25%	04/15/49	13,155,000	11,314,703
Enterprise Products Operating LLC
3.70%	01/31/51	10,000,000	8,870,582
4.85%	03/15/44	5,000,000	5,126,425
EQM Midstream Partners LP
5.50%	07/15/28	30,315,000	16,928,701
6.50%	07/15/48	4,310,000	2,412,307
EQT Corp.
3.90%	10/01/27	108,408,000	75,582,058
7.00%	02/01/30	8,946,000	6,684,923
Exxon Mobil Corp.
3.10%	08/16/49	19,225,000	19,561,270
3.48%	03/19/30	160,095,000	177,035,065
3.57%	03/06/45	5,000,000	5,211,829
4.11%	03/01/46	5,000,000	5,935,356
4.23%	03/19/40	153,720,000	180,481,092
4.33%	03/19/50	141,615,000	173,800,389
Gulfport Energy Corp.
6.38%	05/15/25	5,618,000	1,411,494
Hess Corp.
4.30%	04/01/27	10,000,000	7,350,000
5.60%	02/15/41	34,496,000	23,642,661
5.80%	04/01/47	19,220,000	12,834,676
6.00%	01/15/40	5,095,000	3,693,875
HollyFrontier Corp.
5.88%	04/01/26	15,800,000	13,574,025
KazMunayGas National Co. JSC,
Series REGS (Kazakhstan)
5.38%	04/24/30[3]	30,337,000	30,137,913
5.75%	04/19/47[3]	15,807,000	15,788,032
Kinder Morgan Energy Partners LP
4.70%	11/01/42	5,000,000	4,772,303
5.00%	08/15/42	5,775,000	5,404,790

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
5.40%	09/01/44	$5,000,000	$3,838,469
5.80%	03/15/35	9,125,000	9,724,867
Kinder Morgan, Inc.
5.30%	12/01/34	13,970,000	13,495,011
5.55%	06/01/45	1,130,000	1,120,098
6.95%	06/01/28	5,465,000	5,828,740
Kinder Morgan, Inc. (GMTN)
7.80%	08/01/31	150,000	172,681
NGPL Pipe Co. LLC
4.38%	08/15/22[2]	22,454,000	21,455,613
Noble Energy, Inc.
5.05%	11/15/44	8,018,000	4,721,625
Occidental Petroleum Corp.
4.40%	08/15/49	7,000,000	3,036,536
4.50%	07/15/44	16,496,000	6,971,210
Pertamina Persero PT (Indonesia)
3.10%	08/25/30[2,3]	44,071,000	39,403,881
Petrobras Global Finance BV (Netherlands)
5.09%	01/15/30[2,3]	40,263,000	36,689,659
Petroleos del Peru SA, Series REGS (Peru)
4.75%	06/19/32[3]	21,996,000	20,204,481
Petroleos Mexicanos (Mexico)
5.95%	01/28/31[2,3]	11,080,000	7,700,600
6.50%	01/23/29[3]	80,000	58,008
6.63%	06/15/35[3]	47,637,000	32,531,307
6.75%	09/21/47[3]	152,220,000	99,186,552
6.95%	01/28/60[2,3]	34,500,000	23,460,000
7.69%	01/23/50[2,3]	179,457,000	123,825,330
Plains All American Pipeline LP/PAA
Finance Corp.
3.55%	12/15/29	31,332,000	22,520,081
3.85%	10/15/23	1,442,000	1,251,550
4.50%	12/15/26	2,454,000	1,976,986
4.65%	10/15/25	55,693,000	45,250,563
Range Resources Corp.
4.88%	05/15/25	14,184,000	8,272,750
Rockies Express Pipeline LLC
4.80%	05/15/30[2]	4,075,000	2,526,500
4.95%	07/15/29[2]	79,995,000	48,031,775
6.88%	04/15/40[2]	44,792,000	27,659,060
Ruby Pipeline LLC
6.50%	04/01/22[2]	69,646,000	62,156,687
Sabine Pass Liquefaction LLC
4.20%	03/15/28	81,590,000	68,962,895
5.00%	03/15/27	9,915,000	8,803,496
5.63%	03/01/25	8,892,000	8,442,243
5.75%	05/15/24	4,926,000	4,572,271

See accompanying Notes to Financial Statements.

141 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Saudi Arabian Oil Co.,
Series REGS (EMTN) (Saudi Arabia)
4.25%	04/16/39[3]	$5,663,000	$5,656,204
Shell International Finance BV (Netherlands)
3.13%	11/07/49[3]	5,000,000	4,960,747
3.75%	09/12/46[3]	5,000,000	5,306,079
4.00%	05/10/46[3]	2,000,000	2,200,010
4.38%	05/11/45[3]	5,000,000	6,052,865
Southern Co. Gas Capital Corp.
2.45%	10/01/23	49,306,000	49,246,732
5.88%	03/15/41	12,990,000	14,371,798
Southern Gas Corridor CJSC,
Series REGS (Azerbaijan)
6.88%	03/24/26[3]	27,592,000	28,300,563
Spectra Energy Partners LP
4.60%	06/15/21	6,115,000	6,034,317
4.75%	03/15/24	8,777,000	8,731,520
Sunoco Logistics Partners Operations LP
3.90%	07/15/26	26,289,000	20,918,611
4.00%	10/01/27	9,339,000	7,380,432
5.30%	04/01/44	6,630,000	5,238,934
5.35%	05/15/45	1,718,000	1,338,310
5.40%	10/01/47	47,493,000	37,997,072
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.88%	01/15/29	7,086,000	5,776,600
TC PipeLines LP
3.90%	05/25/27	68,904,000	66,680,852
4.38%	03/13/25	44,100,000	44,911,676
4.65%	06/15/21	6,108,000	5,977,074
TransCanada PipeLines Ltd. (Canada)
4.88%	05/15/48[3]	15,000,000	15,638,713
TransMontaigne Partners LP/ TLP Finance Corp.
6.13%	02/15/26	26,170,000	21,194,263
Transocean Phoenix 2 Ltd. (Cayman Islands)
7.75%	10/15/24[2,3]	18,349,800	15,987,355
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25[2,3]	20,434,120	16,704,280
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27[2,3]	31,359,000	25,619,284
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24[2,3]	15,718,500	12,712,258
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26	22,772,000	14,360,524
6.88%	09/01/27	18,132,000	11,604,480
Williams Cos., Inc. (The)
3.35%	08/15/22	7,025,000	6,701,074

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
3.90%	01/15/25	$5,542,000	$5,112,725
4.50%	11/15/23	10,305,000	9,714,805
4.55%	06/24/24	19,190,000	17,034,808
4.85%	03/01/48	5,000,000	4,682,299
5.10%	09/15/45	12,568,000	11,699,887
5.40%	03/04/44	5,000,000	4,431,494
6.30%	04/15/40	32,635,000	32,580,196
7.88%	09/01/21	3,563,000	3,571,963

			2,432,160,147

Entertainment — 0.03%
Live Nation Entertainment, Inc.
4.75%	10/15/27[2]	12,043,000	10,785,109
5.63%	03/15/26[2]	14,000,000	12,992,531

			23,777,640

Finance — 4.62%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.30%	01/23/23[3]	16,035,000	13,640,326
3.50%	05/26/22[3]	24,610,000	21,485,999
3.65%	07/21/27[3]	16,815,000	13,048,373
3.88%	01/23/28[3]	5,000,000	3,927,681
3.95%	02/01/22[3]	103,545,000	93,848,811
4.13%	07/03/23[3]	2,760,000	2,404,437
4.45%	12/16/21[3]	20,560,000	18,922,011
4.50%	05/15/21[3]	10,100,000	9,268,697
4.63%	07/01/22[3]	3,030,000	2,606,772
4.88%	01/16/24[3]	34,985,000	29,389,875
5.00%	10/01/21[3]	46,362,000	42,881,090
Air Lease Corp.
2.25%	01/15/23	18,850,000	15,681,649
3.00%	09/15/23	28,655,000	24,443,278
3.25%	03/01/25	19,930,000	16,072,292
3.25%	10/01/29	5,000,000	4,002,879
3.50%	01/15/22	48,120,000	43,524,000
3.75%	02/01/22	26,209,000	24,007,726
4.25%	09/15/24	5,554,000	4,828,175
4.63%	10/01/28	2,000,000	1,713,961
Air Lease Corp. (MTN)
2.30%	02/01/25	40,320,000	30,846,591
3.00%	02/01/30	2,000,000	1,578,607
4.25%	02/01/24	5,000,000	4,355,787
Alta Wind Holdings LLC
7.00%	06/30/35[2,4,5]	4,489,027	5,264,767
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25[2,3]	43,090,000	34,362,861
3.63%	05/01/22[2,3]	15,545,000	13,799,965
3.95%	07/01/24[2,3]	35,484,000	28,006,436

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 142

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
5.13%	10/01/23[2,3]	$67,446,000	$58,386,080
5.25%	05/15/24[2,3]	22,540,000	17,886,510
5.50%	01/15/23[2,3]	14,689,000	13,205,876
Citigroup, Inc.
2.67%	01/29/31[8]	30,000,000	29,170,677
3.14%	01/24/23[8]	26,870,000	27,210,414
3.20%	10/21/26	17,960,000	18,640,043
3.88%	10/25/23	11,880,000	12,236,954
Daimler Finance North America LLC
2.00%	07/06/21[2]	89,345,000	86,195,056
2.20%	05/05/20[2]	5,950,000	5,951,291
2.20%	10/30/21[2]	19,600,000	18,812,169
3.75%	11/05/21[2]	6,858,000	6,804,873
(LIBOR USD 3-Month plus 0.90%)
2.59%	02/15/22[1,2]	54,915,000	50,913,006
Discover Financial Services
3.85%	11/21/22	8,794,000	8,988,206
Ford Motor Credit Co. LLC
2.34%	11/02/20	47,293,000	46,110,675
2.43%	06/12/20	40,044,000	39,143,010
3.16%	08/04/20	36,578,000	36,034,817
3.20%	01/15/21	15,464,000	15,077,400
3.22%	01/09/22	139,243,000	130,540,312
3.34%	03/18/21	59,245,000	56,990,464
3.34%	03/28/22	46,311,000	43,476,445
3.47%	04/05/21	23,000,000	22,188,100
3.81%	10/12/21	49,724,000	47,952,831
4.25%	09/20/22	19,823,000	18,534,505
5.09%	01/07/21	76,500,000	74,947,050
5.60%	01/07/22	51,828,000	50,402,730
5.75%	02/01/21	59,229,000	58,044,420
5.88%	08/02/21	83,282,000	82,032,770
(LIBOR USD 3-Month plus 0.81%)
2.18%	04/05/21[1]	13,705,000	12,346,906
(LIBOR USD 3-Month plus 0.88%)
2.73%	10/12/21[1]	58,530,000	53,832,856
(LIBOR USD 3-Month plus 1.08%)
2.84%	08/03/22[1]	11,790,000	9,741,487
(LIBOR USD 3-Month plus 1.27%)
2.64%	03/28/22[1]	62,180,000	50,553,027
(LIBOR USD 3-Month plus 3.14%)
4.53%	01/07/22[1]	12,075,000	9,781,691
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20[3]	314,155,000	312,659,811
3.37%	11/15/25[3]	7,730,000	7,309,210
4.42%	11/15/35[3]	308,872,000	332,334,448
General Motors Financial Co., Inc.
2.45%	11/06/20	12,986,000	12,602,545
3.15%	06/30/22	11,076,000	9,897,655

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
3.20%	07/13/20	$25,722,000	$25,648,372
3.20%	07/06/21	31,130,000	29,656,589
3.45%	04/10/22	24,225,000	22,526,952
3.55%	04/09/21	65,795,000	63,060,689
3.70%	11/24/20	4,574,000	4,529,782
4.20%	03/01/21	26,759,000	25,760,695
4.20%	11/06/21	131,955,000	124,009,935
4.38%	09/25/21	91,185,000	84,022,275
(LIBOR USD 3-Month plus 0.85%)
2.17%	04/09/21[1]	10,000,000	9,206,796
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30	68,929,000	65,142,447
2.88%	10/31/22[8]	50,000	50,324
2.91%	06/05/23[8]	4,605,000	4,599,754
2.91%	07/24/23[8]	8,399,000	8,383,057
3.27%	09/29/25[8]	99,798,000	101,147,239
3.69%	06/05/28[8]	6,372,000	6,537,666
3.81%	04/23/29[8]	1,390,000	1,445,288
5.25%	07/27/21	38,245,000	39,501,938
5.75%	01/24/22	9,580,000	10,181,979
Goldman Sachs Group, Inc. (The) (MTN)
3.85%	07/08/24	28,407,000	29,633,849
Goldman Sachs Group, Inc. (The), Series D (MTN)
6.00%	06/15/20	9,225,000	9,280,877
Mastercard, Inc.
3.35%	03/26/30	10,855,000	12,046,348
Morgan Stanley (GMTN)
2.70%	01/22/31[8]	30,000,000	29,512,305
(SOFR Rate plus 0.70%)
1.61%	01/20/23[1]	155,405,000	145,181,482
Morgan Stanley (MTN)
2.72%	07/22/25[8]	15,000,000	15,053,639
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[2,3,8]	7,320,000	7,285,301
3.77%	03/08/24[2,3,8]	39,750,000	38,552,706
3.96%	07/18/30[2,3,8]	10,000,000	10,055,097
4.36%	08/01/24[2,3,8]	104,478,000	105,110,705
Park Aerospace Holdings Ltd.
(Cayman Islands)
3.63%	03/15/21[2,3]	9,990,000	10,032,579
4.50%	03/15/23[2,3]	34,956,000	30,382,876
5.25%	08/15/22[2,3]	91,783,000	83,070,295
5.50%	02/15/24[2,3]	96,075,000	82,880,099
Pipeline Funding Co. LLC
7.50%	01/15/30[2]	25,308,111	36,855,501
Raymond James Financial, Inc.
4.95%	07/15/46	56,006,000	65,457,789

			3,726,652,591

See accompanying Notes to Financial Statements.

143 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food — 1.18%
Campbell Soup Co.
(LIBOR USD 3-Month plus 0.63%)
1.37%	03/15/21	[1]	$5,663,000	$5,523,956
Conagra Brands, Inc.
4.60%	11/01/25		24,443,000	25,823,465
(LIBOR USD 3-Month plus 0.50%)
1.82%	10/09/20	[1]	8,270,000	8,155,559
(LIBOR USD 3-Month plus 0.75%)
2.55%	10/22/20	[1]	16,058,000	15,889,495
JBS USA LLC/JBS USA Finance, Inc. (Canada)
6.75%	02/15/28	[2,3]	5,000,000	5,352,400
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[2,3]	25,943,000	26,930,131
6.50%	04/15/29	[2,3]	1,725,000	1,859,981
Kraft Heinz Foods Co.
3.75%	04/01/30	[2]	89,250,000	85,003,389
4.00%	06/15/23		27,350,000	27,614,665
4.38%	06/01/46		131,816,000	119,858,799
4.63%	01/30/29		40,000	40,231
4.63%	10/01/39	[2]	79,995,000	73,288,153
4.88%	10/01/49	[2]	65,500,000	59,823,393
5.00%	07/15/35		110,400,000	110,489,783
5.00%	06/04/42		94,090,000	89,490,929
5.20%	07/15/45		73,131,000	70,647,052
6.50%	02/09/40		32,500,000	35,605,807
6.75%	03/15/32		3,475,000	4,078,961
6.88%	01/26/39		53,494,000	61,073,501
(LIBOR USD 3-Month plus 0.57%)
2.30%	02/10/21	[1]	200,000	191,649
Kroger Co. (The)
3.95%	01/15/50		15,000,000	15,943,145
5.40%	01/15/49		22,695,000	27,538,612
Pilgrim’s Pride Corp.
5.75%	03/15/25	[2]	9,540,000	9,637,716
5.88%	09/30/27	[2]	12,165,000	12,243,822
Post Holdings, Inc.
4.63%	04/15/30	[2]	6,925,000	6,682,625
5.00%	08/15/26	[2]	8,344,000	8,633,537
5.50%	12/15/29	[2]	8,293,000	8,648,355
5.63%	01/15/28	[2]	6,545,000	6,708,625
5.75%	03/01/27	[2]	19,617,000	20,395,991
Tyson Foods, Inc.
5.10%	09/28/48		7,000,000	8,641,720

				951,815,447

Gaming — 0.05%
Churchill Downs, Inc.
4.75%	01/15/28	[2]	3,440,000	3,011,892

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Gaming (continued)
5.50%	04/01/27	[2]	$42,700,000	$40,327,476
MGM Resorts International
6.00%	03/15/23		30,000	28,933

				43,368,301

Health Care — 5.05%
AbbVie, Inc.
3.20%	11/21/29	[2]	198,692,000	200,718,090
4.05%	11/21/39	[2]	2,000,000	2,091,382
4.25%	11/14/28		2,000,000	2,157,909
4.25%	11/21/49	[2]	111,878,000	120,397,293
4.40%	11/06/42		76,481,000	85,477,494
4.45%	05/14/46		42,960,000	46,984,245
4.88%	11/14/48		25,029,000	29,558,881
Aetna, Inc.
4.13%	11/15/42		6,375,000	6,478,947
Alcon Finance Corp.
2.75%	09/23/26	[2]	5,000,000	5,065,532
Allergan Finance LLC
3.25%	10/01/22		24,252,000	24,168,121
Allergan Funding SCS (Luxembourg)
3.80%	03/15/25	[3]	88,527,000	90,747,430
3.85%	06/15/24	[3]	47,143,000	49,458,419
4.85%	06/15/44	[3]	6,130,000	7,632,502
Amgen, Inc.
3.38%	02/21/50		11,235,000	11,764,384
4.40%	05/01/45		39,625,000	46,941,970
4.66%	06/15/51		14,463,000	18,278,082
Anthem, Inc.
2.38%	01/15/25		15,565,000	15,443,099
2.88%	09/15/29		61,283,000	59,839,568
3.30%	01/15/23		20,420,000	20,754,768
3.35%	12/01/24		47,275,000	48,217,382
3.50%	08/15/24		22,515,000	23,130,503
3.65%	12/01/27		39,165,000	40,500,107
3.70%	09/15/49		34,730,000	33,909,462
4.65%	01/15/43		45,000	49,924
5.10%	01/15/44		5,000,000	5,887,139
Bausch Health Americas, Inc.
9.25%	04/01/26	[2]	2,722,000	2,900,427
Bausch Health Cos., Inc. (Canada)
5.50%	11/01/25	[2,3]	3,815,000	3,878,157
5.75%	08/15/27	[2,3]	9,446,000	9,778,027
6.50%	03/15/22	[2,3]	20,860,000	21,146,825
7.00%	03/15/24	[2,3]	34,744,000	35,612,426
Bayer U.S. Finance II LLC
3.88%	12/15/23	[2]	61,135,000	62,676,336
3.95%	04/15/45	[2]	10,790,000	10,166,344
4.25%	12/15/25	[2]	31,732,000	33,031,934

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 144

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.38%	12/15/28[2]	$355,725,000	$380,682,186
4.40%	07/15/44[2]	53,566,000	51,637,988
4.63%	06/25/38[2]	36,224,000	38,802,128
4.88%	06/25/48[2]	102,941,000	120,789,616
5.50%	08/15/25[2]	13,932,000	15,223,268
5.50%	07/30/35[2]	3,820,000	4,260,202
Bayer U.S. Finance LLC
3.38%	10/08/24[2]	9,000,000	9,067,850
Becton Dickinson and Co.
3.25%	11/12/20	42,315,000	42,104,060
3.30%	03/01/23	10,000,000	9,953,945
3.36%	06/06/24	2,235,000	2,225,186
(LIBOR USD 3-Month plus 0.88%)
2.25%	12/29/20[1]	100,723,000	97,339,883
Bristol-Myers Squibb Co.
4.25%	10/26/49[2]	2,000,000	2,516,447
4.55%	02/20/48[2]	2,000,000	2,568,342
Catalent Pharma Solutions, Inc.
4.88%	01/15/26[2]	7,001,000	6,850,776
5.00%	07/15/27[2]	13,935,000	13,594,289
Centene Corp.
3.38%	02/15/30[2]	29,822,000	27,804,465
4.25%	12/15/27[2]	49,240,000	48,528,482
4.63%	12/15/29[2]	45,307,000	45,784,989
4.75%	05/15/22	173,000	174,789
4.75%	01/15/25	2,785,000	2,809,355
5.38%	06/01/26[2]	1,000,000	1,035,410
Cigna Corp.
2.40%	03/15/30	15,000,000	14,300,543
3.05%	10/15/27[2]	91,451,000	90,579,852
3.20%	03/15/40	40,000,000	37,344,208
3.40%	03/01/27[2]	11,810,000	11,980,749
3.40%	03/15/50	35,160,000	33,643,617
3.75%	07/15/23	21,313,000	21,961,005
3.88%	10/15/47[2]	35,257,000	35,501,960
4.38%	10/15/28	20,060,000	21,580,904
4.50%	02/25/26[2]	11,097,000	11,987,876
4.80%	08/15/38	40,478,000	45,698,964
4.80%	07/15/46[2]	41,113,000	48,968,982
4.90%	12/15/48	18,535,000	22,347,809
(LIBOR USD 3-Month plus 0.89%)
2.72%	07/15/23[1]	62,890,000	58,512,396
CVS Health Corp.
2.13%	06/01/21	2,865,000	2,868,976
3.25%	08/15/29	16,710,000	16,354,872
3.88%	07/20/25	250,000	260,245
4.30%	03/25/28	10,805,000	11,580,383
4.78%	03/25/38	55,556,000	61,654,075
4.88%	07/20/35	22,450,000	25,441,939

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
5.05%	03/25/48	$216,893,000	$248,777,325
5.13%	07/20/45	106,790,000	123,418,922
Elanco Animal Health, Inc.
4.66%	08/27/21	20,850,000	20,759,008
5.02%	08/28/23	37,890,000	38,398,563
5.65%	08/28/28	12,539,000	13,246,466
Encompass Health Corp.
4.50%	02/01/28	2,950,000	2,913,125
4.75%	02/01/30	44,743,000	44,096,464
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20[2]	3,850,000	3,834,215
5.88%	01/31/22[2]	8,964,000	9,297,435
HCA, Inc.
3.50%	09/01/30	7,345,000	6,699,587
4.75%	05/01/23	10,472,000	10,742,312
5.00%	03/15/24	69,110,000	71,713,937
5.13%	06/15/39	25,000	25,936
5.25%	04/15/25	21,815,000	22,924,450
5.25%	06/15/26	28,762,000	30,241,511
5.25%	06/15/49	224,056,000	240,517,007
5.88%	02/01/29	4,039,000	4,286,389
Humana, Inc.
3.13%	08/15/29	35,619,000	33,902,089
3.85%	10/01/24	7,000,000	7,131,182
3.95%	08/15/49	28,650,000	28,313,223
Johnson & Johnson
3.50%	01/15/48	5,000,000	6,032,513
Molina Healthcare, Inc.
4.88%	06/15/25[2]	17,745,000	17,456,555
5.38%	11/15/22	16,345,000	16,023,657
Pfizer, Inc.
2.63%	04/01/30	1,455,000	1,531,858
4.00%	03/15/49	5,000,000	6,136,654
Shire Acquisitions Investments Ireland DAC (Ireland)
2.88%	09/23/23[3]	200,000	199,142
Teleflex, Inc.
4.63%	11/15/27	4,216,000	4,279,240
Tenet Healthcare Corp.
4.63%	07/15/24	12,180,000	11,692,800
4.63%	09/01/24[2]	39,812,000	38,330,994
4.88%	01/01/26[2]	22,793,000	21,795,806
5.13%	11/01/27[2]	28,544,000	27,295,200
UnitedHealth Group, Inc.
3.70%	08/15/49	41,400,000	46,367,542
3.88%	08/15/59	17,805,000	19,369,397
4.25%	04/15/47	13,825,000	16,343,147
4.25%	06/15/48	20,000,000	23,836,725
4.45%	12/15/48	30,116,000	36,540,092
4.75%	07/15/45	34,236,000	43,912,432

See accompanying Notes to Financial Statements.

145 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Zimmer Biomet Holdings, Inc.
2.70%	04/01/20	$250,000	$250,000
3.05%	01/15/26	47,000,000	46,272,158
3.55%	03/20/30	36,440,000	36,378,743
(LIBOR USD 3-Month plus 0.75%)
1.80%	03/19/21[1]	16,850,000	16,648,716

			4,069,098,637

Industrials — 0.78%
Amcor Finance USA, Inc.
3.63%	04/28/26[2]	11,781,000	12,210,878
4.50%	05/15/28[2]	4,210,000	4,971,078
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Ireland)
4.13%	08/15/26[2,3]	3,344,000	3,260,400
4.25%	09/15/22[2,3]	2,325,000	2,342,437
Ball Corp.
4.00%	11/15/23	9,532,000	9,698,810
Berry Global, Inc.
4.88%	07/15/26[2]	25,728,000	26,129,923
General Electric Co.
4.13%	10/09/42	6,416,000	6,087,529
General Electric Co. (GMTN)
4.63%	01/07/21	80,148,000	79,172,911
6.88%	01/10/39	4,273,000	5,301,140
General Electric Co. (MTN)
4.38%	09/16/20	5,815,000	5,822,760
4.65%	10/17/21	61,362,000	62,484,342
5.55%	05/04/20	38,121,000	38,219,352
5.88%	01/14/38	102,842,000	122,089,050
(LIBOR USD 3-Month plus 0.38%)
2.12%	05/05/26[1]	2,890,000	2,349,662
(LIBOR USD 3-Month plus 0.48%)
2.17%	08/15/36[1]	11,550,000	8,809,688
General Electric Co., Series A (MTN)
6.75%	03/15/32	48,173,000	57,303,605
General Electric Co., Series NOTZ
(LIBOR USD 3-Month plus 0.80%)
2.63%	04/15/20[1]	5,250,000	5,250,951
Graphic Packaging International LLC
3.50%	03/15/28[2]	2,540,000	2,287,300
4.13%	08/15/24	1,325,000	1,263,712
4.75%	07/15/27[2]	6,346,000	6,269,848
4.88%	11/15/22	5,665,000	5,486,190
L3 Technologies, Inc.
4.40%	06/15/28	45,000	53,591
L3Harris Technologies, Inc.
3.95%	05/28/24[2]	17,890,000	19,476,055

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24[2]	$11,325,000	$10,503,598
Northrop Grumman Corp.
4.40%	05/01/30	2,160,000	2,490,770
OI European Group BV (Netherlands)
4.00%	03/15/23[2,3]	3,364,000	3,225,218
Packaging Corp. of America
3.00%	12/15/29	5,000,000	4,951,005
Raytheon Technologies Corp.
4.63%	11/16/48	5,000,000	5,933,594
8.75%	03/01/21	7,320,000	7,706,904
Sealed Air Corp.
4.00%	12/01/27[2]	6,930,000	6,514,893
4.88%	12/01/22[2]	6,050,000	6,068,696
5.13%	12/01/24[2]	3,255,000	3,295,687
5.25%	04/01/23[2]	3,800,000	3,909,231
5.50%	09/15/25[2]	21,591,000	22,227,877
Trivium Packaging Finance BV (Netherlands)
5.50%	08/15/26[2,3]	50,356,000	50,607,780
WRKCo, Inc.
4.90%	03/15/29	12,223,000	13,172,819

			626,949,284

Information Technology — 1.00%
Amazon.com, Inc.
4.05%	08/22/47	2,000,000	2,563,416
4.25%	08/22/57	2,000,000	2,701,466
Apple, Inc.
2.95%	09/11/49	5,000,000	5,345,494
3.75%	11/13/47	2,000,000	2,402,092
3.85%	05/04/43	3,423,000	4,071,713
3.85%	08/04/46	2,000,000	2,446,436
4.38%	05/13/45	2,000,000	2,571,538
4.65%	02/23/46	2,000,000	2,660,799
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.00%	01/15/22	76,679,000	75,884,343
3.63%	01/15/24	128,193,000	128,418,782
Broadcom, Inc.
3.13%	04/15/21[2]	24,920,000	24,656,078
3.13%	10/15/22[2]	77,850,000	77,207,977
3.63%	10/15/24[2]	23,025,000	22,700,063
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25[2]	15,455,000	14,527,700
Dell International LLC/EMC Corp.
4.42%	06/15/21[2]	68,450,000	68,458,781
Fiserv, Inc.
3.20%	07/01/26	39,995,000	41,070,638

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 146

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
4.40%	07/01/49	$5,000,000	$5,301,267
Intel Corp.
3.25%	11/15/49	12,000,000	12,974,245
4.60%	03/25/40	78,500,000	96,783,619
4.75%	03/25/50	13,680,000	18,533,908
4.95%	03/25/60	30,230,000	41,984,826
IQVIA, Inc.
5.00%	05/15/27[2]	14,032,000	14,488,040
Microsoft Corp.
3.70%	08/08/46	2,000,000	2,399,733
4.25%	02/06/47	2,000,000	2,602,644
4.75%	11/03/55	10,000,000	14,244,262
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22[2,3]	4,600,000	4,623,438
4.13%	06/01/21[2,3]	20,965,000	21,171,376
Oracle Corp.
3.60%	04/01/40	25,000,000	25,089,639
3.60%	04/01/50	31,285,000	31,427,646
3.85%	04/01/60	4,405,000	4,456,061
4.00%	11/15/47	7,000,000	7,711,022
SS&C Technologies, Inc.
5.50%	09/30/27[2]	23,629,000	24,759,293

			806,238,335

Insurance — 0.40%
Allstate Corp. (The)
4.20%	12/15/46	5,000,000	5,673,809
Berkshire Hathaway Finance Corp.
1.85%	03/12/30	10,000,000	9,747,426
4.20%	08/15/48	5,000,000	5,896,505
4.25%	01/15/49	7,000,000	8,702,814
Berkshire Hathaway, Inc.
4.50%	02/11/43	5,000,000	6,111,827
Farmers Exchange Capital
7.05%	07/15/28[2]	13,283,000	17,283,445
7.20%	07/15/48[2]	18,265,000	26,900,875
Farmers Exchange Capital II
6.15%	11/01/53[2,8]	61,460,000	83,508,775
Farmers Exchange Capital III
5.45%	10/15/54[2,8]	68,575,000	86,490,219
Farmers Insurance Exchange
4.75%	11/01/57[2,8]	17,070,000	18,119,926
Nationwide Mutual Insurance Co.
3.03%	12/15/24[2,8]	35,189,000	35,448,804
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54[2,8]	19,825,000	21,386,219

			325,270,644

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Materials — 0.27%
Corp. Nacional del Cobre de Chile,
Series REGS (Chile)
3.15%	01/14/30[3]	$30,738,000	$28,868,048
Indonesia Asahan Aluminum Persero PT,
Series REGS (Indonesia)
6.53%	11/15/28[3]	2,067,000	2,184,380
6.76%	11/15/48[3]	13,119,000	14,093,624
Indonesia Asahan Aluminum Persero PT
(Indonesia)
6.53%	11/15/28[2,3]	9,000,000	9,511,087
International Flavors & Fragrances, Inc.
5.00%	09/26/48	134,054,000	137,366,370
International Paper Co.
4.35%	08/15/48	5,000,000	4,913,818
Sasol Financing USA LLC
5.88%	03/27/24	8,420,000	3,661,016
Sherwin-Williams Co. (The)
2.30%	05/15/30	11,910,000	11,186,935
3.30%	05/15/50	5,000,000	4,698,383

			216,483,661

Real Estate Investment Trust (REIT) — 1.03%
American Campus Communities
Operating Partnership LP
3.63%	11/15/27	7,095,000	7,073,755
3.75%	04/15/23	45,679,000	46,398,737
4.13%	07/01/24	4,095,000	4,258,477
AvalonBay Communities, Inc. (MTN)
(LIBOR USD 3-Month plus 0.43%)
2.26%	01/15/21[1]	60,530,000	59,578,775
Boston Properties LP
3.20%	01/15/25	39,740,000	40,181,436
4.13%	05/15/21	350,000	356,170
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	78,873,000	75,768,953
Digital Realty Trust LP
3.63%	10/01/22	5,530,000	5,649,825
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	28,739,000	25,649,557
4.00%	01/15/30	20,000	15,600
5.25%	06/01/25	70,042,000	65,489,270
5.30%	01/15/29	34,705,000	29,748,085
5.38%	11/01/23	33,993,000	31,037,025
5.38%	04/15/26	79,306,000	70,736,987
5.75%	06/01/28	34,128,000	30,396,700
Healthcare Realty Trust, Inc.
3.75%	04/15/23	20,945,000	20,944,920
3.88%	05/01/25	20,446,000	21,712,451
Healthcare Trust of America Holdings LP
3.75%	07/01/27	18,945,000	17,509,424

See accompanying Notes to Financial Statements.

147 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Healthpeak Properties, Inc.
3.15%	08/01/22	$10,530,000	$10,779,652
3.88%	08/15/24	19,274,000	20,194,086
4.20%	03/01/24	15,709,000	16,568,073
4.25%	11/15/23	36,440,000	34,500,387
Hudson Pacific Properties LP
3.95%	11/01/27	2,000,000	1,908,140
4.65%	04/01/29	9,585,000	9,847,874
Kilroy Realty LP
3.45%	12/15/24	28,590,000	30,407,756
Kimco Realty Corp.
3.40%	11/01/22	5,185,000	5,092,980
Life Storage LP
3.88%	12/15/27	6,960,000	6,267,561
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.50%	01/15/28	1,322,000	1,134,993
5.63%	05/01/24	10,000	9,663
Mid-America Apartments LP
4.30%	10/15/23	9,636,000	9,599,767
SBA Communications Corp.
4.88%	09/01/24	2,524,000	2,583,945
SL Green Operating Partnership LP
3.25%	10/15/22	44,126,000	46,137,568
(LIBOR USD 3-Month plus 0.98%)
2.67%	08/16/21[1]	21,735,000	21,156,910
SL Green Realty Corp.
4.50%	12/01/22	15,745,000	16,189,607
Ventas Realty LP
3.50%	02/01/25	12,540,000	12,309,756
3.75%	05/01/24	9,555,000	8,661,919
4.00%	03/01/28	2,000,000	1,998,833
Ventas Realty LP/Ventas Capital Corp.
3.25%	08/15/22	7,357,000	7,628,658
WEA Finance LLC
3.15%	04/05/22[2]	6,330,000	6,164,913
Weyerhaeuser Co.
7.38%	03/15/32	5,000,000	6,185,626

			827,834,814

Retail — 0.44%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22[2,3]	3,803,000	3,764,514
2.95%	01/25/30[2,3]	15,000,000	13,932,666
3.55%	07/26/27[2,3]	9,320,000	9,266,407
3.80%	01/25/50[2,3]	95,790,000	84,704,189
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
2.54%	04/17/20[1]	13,639,000	13,636,151

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Retail (continued)
Family Dollar Stores, Inc.
5.00%	02/01/21	$17,730,000	$17,782,104
Home Depot, Inc. (The)
3.13%	12/15/49	5,000,000	4,983,347
Lowe’s Cos., Inc.
3.70%	04/15/46	2,000,000	1,946,900
4.05%	05/03/47	2,000,000	2,056,252
4.55%	04/05/49	7,000,000	7,751,797
McDonald’s Corp. (MTN)
2.13%	03/01/30	10,000,000	9,299,355
3.63%	05/01/43	5,000,000	4,844,623
3.63%	09/01/49	2,000,000	2,028,921
4.70%	12/09/35	5,000,000	5,450,371
Rite Aid Corp.
6.13%	04/01/23[2]	11,404,000	9,892,970
Starbucks Corp.
2.00%	03/12/27	26,750,000	25,283,839
2.25%	03/12/30	42,285,000	39,668,117
3.35%	03/12/50	14,130,000	13,475,268
3.55%	08/15/29	5,000,000	5,204,320
4.45%	08/15/49	7,000,000	8,038,782
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	42,647,000	42,247,694
3.80%	11/18/24	6,213,000	6,319,644
4.80%	11/18/44	13,049,000	12,911,853
Walmart, Inc.
2.95%	09/24/49	7,000,000	7,567,466
4.05%	06/29/48	2,000,000	2,504,830

			354,562,380

Services — 0.34%
DP World Crescent Ltd. (Cayman Islands)
4.85%	09/26/28[2,3]	7,600,000	6,992,000
Georgetown University (The), Series 20A
2.94%	04/01/50	5,000,000	4,380,093
GFL Environmental, Inc. (Canada)
5.13%	12/15/26[2,3]	26,715,000	26,247,487
Global Payments, Inc.
3.20%	08/15/29	2,000,000	1,931,975
4.15%	08/15/49	7,000,000	6,748,936
4.45%	06/01/28	5,000,000	5,290,111
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26[2,3]	17,806,000	17,621,352
4.13%	08/01/23[3]	38,500,000	39,598,020
4.75%	02/15/25[2,3]	34,276,000	35,388,942
4.75%	08/01/28[3]	2,692,000	2,836,096
5.00%	11/01/22[2,3]	83,285,000	87,814,954
Service Corp. International/U.S.
4.63%	12/15/27	1,922,000	1,935,392

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 148

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Services (continued)
Waste Pro USA, Inc.
5.50%	02/15/26[2]	$40,001,000	$37,391,635

			274,176,993

Transportation — 0.53%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21	3,408,540	3,414,704
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21	1,602,882	1,574,860
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25	13,409,082	13,483,768
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23	48,550,772	49,521,963
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29	18,325,798	17,850,835
Burlington Northern Santa Fe LLC
3.55%	02/15/50	7,000,000	7,671,581
4.05%	06/15/48	5,000,000	5,877,776
4.15%	04/01/45	5,000,000	5,805,566
4.15%	12/15/48	2,000,000	2,262,899
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20	4,119	4,162
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A
7.71%	04/02/21	898,257	887,079
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	58,763,382	60,299,480
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22	329,923	320,268
Continental Airlines Pass-Through Trust,
Series 2010-1, Class A
4.75%	01/12/21	326,107	318,424
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23	29,453,763	29,659,595
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	90,146,000	82,066,214
Norfolk Southern Corp.
4.10%	05/15/49	5,000,000	5,351,696
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22	3,002,354	3,027,176

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
SMBC Aviation Capital Finance DAC (Ireland)
3.00%	07/15/22[2,3]	$20,315,000	$20,492,933
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21	456,976	459,686
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	15,304,050	15,216,453
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	2,881,776	2,891,706
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	36,503,565	36,656,504
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25	8,851	7,680
Union Pacific Corp.
3.25%	02/05/50	7,000,000	6,960,171
3.80%	10/01/51	5,000,000	5,420,299
3.84%	03/20/60[2]	2,000,000	2,131,977
3.88%	02/01/55	5,000,000	4,958,067
3.95%	09/10/28	30,000	32,283
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25	13,710,376	13,740,517
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30	32,585,955	32,056,434

			430,422,756

Water — 0.04%
American Water Capital Corp.
3.45%	06/01/29	34,192,000	35,215,563

Total Corporates (Cost $23,377,869,006)			22,795,833,357

FOREIGN GOVERNMENT OBLIGATIONS — 1.21%
Foreign Government Obligations — 1.21%
Abu Dhabi Government International Bond,
Series REGS (United Arab Emirates)
2.50%	09/30/29[3]	38,500,000	37,554,748
Bahrain Government International Bond,
Series REGS (Bahrain)
6.75%	09/20/29[3]	6,118,000	5,496,641
7.00%	10/12/28[3]	30,874,000	28,384,784
Brazilian Government International Bond
(Brazil)
4.50%	05/30/29[3]	18,287,000	18,832,684
4.63%	01/13/28[3]	16,315,000	17,426,459
Chile Government International Bond (Chile)
2.55%	01/27/32[3]	35,827,000	35,989,341

See accompanying Notes to Financial Statements.

149 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
3.24%	02/06/28	[3]	$18,351,000	$19,329,108
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	20,859,000	19,127,703
3.88%	04/25/27	[3]	13,311,000	13,225,044
5.00%	06/15/45	[3]	20,916,000	21,484,654
5.20%	05/15/49	[3]	2,102,000	2,211,370
Croatia Government International Bond,
Series REGS (Croatia)
6.00%	01/26/24	[3]	18,065,000	19,628,752
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30	[2,3]	1,095,000	957,577
Dominican Republic International Bond,
Series REGS (Dominican Republic)
5.50%	01/27/25	[3]	12,019,000	11,470,934
6.00%	07/19/28	[3]	31,022,000	29,232,031
Egypt Government International Bond
(Egypt)
5.58%	02/21/23	[2,3]	4,700,000	4,371,000
7.60%	03/01/29	[2,3]	3,550,000	3,195,355
Hungary Government International Bond
(Hungary)
5.38%	03/25/24	[3]	23,298,000	25,672,066
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30	[3]	12,786,000	12,463,499
Indonesia Government International Bond,
Series REGS (EMTN) (Indonesia)
4.75%	01/08/26	[3]	17,340,000	18,464,391
Mexico Government International Bond
(Mexico)
3.25%	04/16/30	[3]	81,682,000	77,312,013
3.75%	01/11/28	[3]	10,635,000	10,654,941
4.50%	04/22/29	[3]	11,767,000	12,092,431
4.60%	01/23/46	[3]	18,506,000	18,410,578
Mexico Government International Bond
(MTN) (Mexico)
4.75%	03/08/44	[3]	8,694,000	8,794,068
Oman Government International Bond
(Oman)
5.63%	01/17/28	[2,3]	22,400,000	16,016,000
Panama Government International Bond
(Panama)
3.16%	01/23/30	[3]	57,474,000	57,662,587
3.88%	03/17/28	[3]	13,200,000	14,196,600
Paraguay Government International Bond,
Series REGS (Paraguay)
4.70%	03/27/27	[3]	20,505,000	20,931,120

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Perusahaan Penerbit SBSN Indonesia III,
Series REGS (Indonesia)
4.15%	03/29/27	[3]	$5,100,000	$5,140,641
Peruvian Government International Bond
(Peru)
2.84%	06/20/30	[3]	28,449,000	29,925,503
4.13%	08/25/27	[3]	31,282,000	35,537,994
Philippine Government International Bond
(Philippines)
3.00%	02/01/28	[3]	56,307,000	59,186,461
3.70%	03/01/41	[3]	5,402,000	5,965,834
3.75%	01/14/29	[3]	8,982,000	10,016,547
Qatar Government International Bond,
Series REGS (Qatar)
4.50%	04/23/28	[3]	30,438,000	33,425,368
4.63%	06/02/46	[3]	11,215,000	13,037,437
Republic of Azerbaijan International Bond,
Series REGS (Azerbaijan)
4.75%	03/18/24	[3]	26,265,000	25,878,905
Republic of South Africa Government
International Bond (South Africa)
4.30%	10/12/28	[3]	38,733,000	31,935,591
4.67%	01/17/24	[3]	7,500,000	7,063,500
Russian Foreign Bond - Eurobond,
Series REGS (Russia)
4.25%	06/23/27	[3]	7,200,000	7,578,000
4.38%	03/21/29	[3]	19,200,000	20,601,600
4.75%	05/27/26	[3]	9,400,000	10,044,840
Saudi Government International Bond,
Series REGS (EMTN) (Saudi Arabia)
3.63%	03/04/28	[3]	24,942,000	25,413,404
4.50%	10/26/46	[3]	19,091,000	19,472,820
Saudi Government International Bond
(Saudi Arabia)
2.75%	02/03/32	[2,3]	3,080,000	2,884,112
3.75%	01/21/55	[2,3]	4,255,000	3,957,150
4.00%	04/17/25	[2,3]	8,420,000	8,771,880
Uruguay Government International Bond
(Uruguay)
4.38%	10/27/27	[3]	26,063,777	28,339,210
4.38%	01/23/31	[3]	10,570,000	11,553,116

Total Foreign Government Obligations (Cost $1,006,222,093)				976,318,392

MORTGAGE-BACKED — 57.26%**

Non-Agency Commercial
Mortgage-Backed — 1.30%
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[2,8]	122,855,000	130,727,954

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 150

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Bayview Commercial Asset Trust,
Series 2004-1, Class A
(LIBOR USD 1-Month plus 0.54%)
1.49%	04/25/34	[1,2]	$23,602	$23,238
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.43%)
1.38%	08/25/34	[1,2]	219,398	199,763
BB-UBS Trust, Series 2012-SHOW, Class A
3.43%	11/05/36	[2]	8,640,000	8,586,875
BX Trust, Series 2019-OC11, Class A
3.20%	12/09/41	[2]	42,245,000	41,449,130
CALI Mortgage Trust, Series 2019-101C,
Class A
3.96%	03/10/39	[2]	80,200,000	87,659,955
CALI Mortgage Trust, Series 2019-101C,
Class XA (IO)
0.30%	03/10/39	[2,8]	272,551,000	6,620,318
Capmark Mortgage Securities, Inc.,
Series 1998-C2, Class X (IO)
1.09%	05/15/35	[8]	2,516,888	15,953
Century Plaza Towers, Series 2019-CPT,
Class A
2.87%	11/13/39	[2]	32,595,000	32,257,402
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A4
3.76%	06/10/48		10,000,000	10,560,833
Commercial Mortgage Trust,
Series 2013-300P, Class A1
4.35%	08/10/30	[2]	14,635,000	15,334,118
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46		440,000	469,790
Commercial Mortgage Trust,
Series 2013-SFS, Class A2
2.99%	04/12/35	[2,8]	7,205,000	7,241,839
Commercial Mortgage Trust,
Series 2014-277P, Class A
3.61%	08/10/49	[2,8]	15,960,000	16,386,910
Commercial Mortgage Trust,
Series 2016-787S, Class A
3.55%	02/10/36	[2]	74,550,000	77,775,860
DC Office Trust, Series 2019-MTC, Class A
2.97%	09/15/45	[2]	31,080,000	30,850,479
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.55%	09/10/35	[2,8]	1,362,500	1,380,859
GE Business Loan Trust, Series 2007-1A,
Class A
(LIBOR USD 1-Month plus 0.17%)
0.87%	04/15/35	[1,2]	4,385,207	4,004,118

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2010-C2, Class A1
3.85%	12/10/43	[2]	$934,010	$935,744
GS Mortgage Securities Trust,
Series 2011-GC5, Class A4
3.71%	08/10/44		42,865,000	43,293,944
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[2]	84,860,000	90,649,607
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41	[2,8]	80,970,000	89,741,428
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2015-JP1,
Class A5
3.91%	01/15/49		8,610,000	9,299,197
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[2,8]	1,475,969	1,380,141
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[2]	147,597,000	148,526,101
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37	[2]	15,810,000	15,998,710
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.83%	01/15/32	[2,8]	103,085,000	107,282,132
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A1
3.87%	01/05/43	[2,8]	48,415,000	45,946,401
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2B
4.14%	01/05/43	[2,8]	10,145,000	9,136,646
Wells Fargo Commercial Mortgage Trust,
Series 2010-C1, Class A2
4.39%	11/15/43	[2]	693,531	695,991
Wells Fargo Commercial Mortgage Trust,
Series 2015-P2, Class A4
3.81%	12/15/48		16,637,000	17,581,111

				1,052,012,547

Non-Agency Mortgage-Backed — 6.00%
Aames Mortgage Trust,
Series 2002-1, Class A3
(STEP-reset date 05/25/20)
7.40%	06/25/32		39,005	38,190
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
1.17%	02/25/37	[1]	42,024,835	40,331,978

See accompanying Notes to Financial Statements.

151 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
ACE Securities Corp. Home Equity Loan
Trust, Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
1.59%	05/25/34	[1]	$3,666	$3,265
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.15%)
1.10%	06/25/36	[1]	3,240,073	2,443,195
ACE Securities Corp. Home Equity Loan
Trust, Series 2007-ASAP2, Class A1
(LIBOR USD 1-Month plus 0.19%)
1.14%	06/25/37	[1]	41,318,855	29,611,600
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
1.49%	01/25/36	[1]	294,147	245,629
Adjustable Rate Mortgage Trust,
Series 2006-3, Class 4A32
(LIBOR USD 1-Month plus 0.20%)
1.15%	08/25/36	[1]	6,749,007	6,674,624
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 1A4
(LIBOR USD 1-Month plus 0.35%)
1.30%	12/25/35	[1]	108,663	105,532
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		7,172	7,431
Alternative Loan Trust,
Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.50%)
3.47%	09/25/35	[1]	524,475	435,385
Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
2.97%	02/25/36	[1]	53,823,248	35,922,590
Alternative Loan Trust,
Series 2005-84, Class 1A1
3.27%	02/25/36	[8]	52,640	39,727
Alternative Loan Trust,
Series 2006-HY13, Class 4A1
3.83%	02/25/37	[8]	1,467,715	1,264,584
Alternative Loan Trust,
Series 2006-OC5, Class 2A2A
(LIBOR USD 1-Month plus 0.17%)
1.12%	06/25/46	[1]	241,562	236,260
Alternative Loan Trust,
Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
1.15%	03/25/37	[1]	599,414	137,361

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative
Average plus 1.15%)
3.12%	10/25/46	[1]	$45,572,903	$33,670,650
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.13%)
1.07%	03/25/47	[1]	13,449,954	9,650,160
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
3.26%	10/25/34	[1]	6,053,274	5,582,883
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.39%)
1.34%	03/25/36	[1]	15,067,659	14,668,625
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2004-R10, Class A1
(LIBOR USD 1-Month plus 0.66%)
1.61%	11/25/34	[1]	20,048,095	18,510,120
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2005-R11, Class M1
(LIBOR USD 1-Month plus 0.45%)
1.40%	01/25/36	[1]	9,421,430	9,308,036
Amresco Residential Securities Corp.
Mortgage Loan Trust, Series 1998-1,
Class A5 (STEP-reset date 05/25/20)
6.59%	10/25/27		40,366	39,234
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates Series 2005-W3,
Class M1
(LIBOR USD 1-Month plus 0.44%)
1.39%	11/25/35	[1]	19,840,000	17,938,588
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W2,
Class A1
(LIBOR USD 1-Month plus 0.26%)
1.21%	10/25/35	[1]	800,821	804,602
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W3,
Class A1
(LIBOR USD 1-Month plus 0.26%)
1.21%	11/25/35	[1]	21,944,714	19,921,913
Asset-Backed Funding Certificates,
Series 2005-HE1, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.58%	03/25/35	[1]	4,954,526	4,894,440
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(LIBOR USD 1-Month plus 0.16%)

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 152

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
1.11%	11/25/36	[1]	$51,032,173	$26,991,799
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2A
(LIBOR USD 1-Month plus 0.75%)
1.70%	06/25/37	[1]	30,597,799	25,473,580
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.95%	06/25/37	[1]	22,352,764	19,102,234
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE5, Class A1
(LIBOR USD 1-Month plus 0.13%)
1.07%	07/25/36	[1]	11,352,687	10,443,440
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.23%)
1.18%	11/25/36	[1]	18,411,000	15,374,614
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		18,948	19,422
Banc of America Funding Trust,
Series 2006-D, Class 3A1
4.10%	05/20/36	[8]	4,691,562	4,268,705
Banc of America Funding Trust,
Series 2006-E, Class 2A1
4.65%	06/20/36	[8]	72,658	61,139
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.44%)
1.21%	07/20/36	[1]	3,580,988	3,480,135
Banc of America Funding Trust,
Series 2006-H, Class 3A1
4.17%	09/20/46	[8]	1,198,743	941,947
Banc of America Funding Trust,
Series 2014-R8, Class A1
(LIBOR USD 1-Month plus 0.24%)
1.19%	06/26/36	[1,2]	3,193,944	3,167,267
Banc of America Funding Trust,
Series 2015-R2, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	08/27/36	[1,2]	22,227,003	20,623,650
Banc of America Funding Trust,
Series 2015-R2, Class 3A1
(LIBOR USD 1-Month plus 0.26%)
1.21%	04/29/37	[1,2]	6,521,688	6,439,451
Banc of America Funding Trust,
Series 2015-R2, Class 7A1
(LIBOR USD 1-Month plus 0.28%)
1.23%	09/29/36	[1,2]	2,546,146	2,541,032

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
1.16%	03/27/36	[1,2]	$3,334,072	$3,294,176
Banc of America Funding Trust,
Series 2015-R5, Class 1A1
(LIBOR USD 1-Month plus 0.13%)
1.08%	10/26/36	[1,2]	17,502,271	17,310,145
Banc of America Funding Trust,
Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
1.08%	10/26/36	[1,2]	42,536,000	39,232,727
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[2,8]	21,793,315	21,424,816
Banc of America Funding Trust,
Series 2016-R1, Class B2
3.50%	03/25/40	[2,8]	23,780,000	20,646,752
Banc of America Mortgage Trust,
Series 2004-F, Class 1A1
4.67%	07/25/34	[8]	43,188	38,015
Banc of America Mortgage Trust,
Series 2005-C, Class 2A2
4.27%	04/25/35	[8]	334,525	269,196
Banc of America Mortgage Trust,
Series 2006-2, Class A2
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
6.00%	07/25/46	[1]	133,187	124,297
Banc of America Mortgage Trust,
Series 2007-1, Class 1A24
6.00%	03/25/37		694,967	629,825
Banc of America Mortgage Trust,
Series 2007-3, Class 1A1
6.00%	09/25/37		350,554	324,825
BCAP LLC Trust, Series 2007-AA2,
Class 2A5
6.00%	04/25/37		290,421	212,435
BCAP LLC Trust, Series 2007-AA5,
Class A1
(LIBOR USD 1-Month plus 0.65%)
1.60%	09/25/47	[1]	20,061,305	16,518,725
Bear Stearns ALT-A Trust, Series 2005-4,
Class 22A2
4.00%	05/25/35	[8]	16,986	15,846
Bear Stearns ALT-A Trust, Series 2005-7,
Class 11A1
(LIBOR USD 1-Month plus 0.54%)
1.49%	08/25/35	[1]	265,659	256,986
Bear Stearns ALT-A Trust, Series 2006-4,
Class 32A1
4.02%	07/25/36	[8]	1,793,991	1,420,880

See accompanying Notes to Financial Statements.

153 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ARM Trust, Series 2004-1,
Class 13A2
3.94%	04/25/34	[8]	$7,497	$6,469
Bear Stearns ARM Trust, Series 2004-10,
Class 14A1
3.89%	01/25/35	[8]	2,793,421	2,342,247
Bear Stearns ARM Trust, Series 2006-4,
Class 2A1
3.80%	10/25/36	[8]	479,006	416,687
Bear Stearns Asset-Backed Securities I
Trust, Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
1.20%	08/25/20	[1]	1,559,095	841,703
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		539,743	550,957
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.14%)
1.09%	11/25/36	[1]	8,043,788	6,791,966
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1
(STEP-reset date 05/25/20)
5.50%	01/25/34		642,813	619,381
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2
(STEP-reset date 05/25/20)
5.75%	01/25/34		579,539	559,090
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
1.13%	10/25/36	[1]	2,062,339	1,804,769
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(LIBOR USD 1-Month plus 0.17%)
1.12%	06/25/47	[1]	554,466	435,619
Carrington Mortgage Loan Trust,
Series 2005-NC5, Class M1
(LIBOR USD 1-Month plus 0.48%)
1.43%	10/25/35	[1]	416,063	408,423
Carrington Mortgage Loan Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.31%)
1.26%	01/25/36	[1]	53,510,465	52,075,042
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.35%)
1.30%	02/25/36	[1]	155,000	147,122
Centex Home Equity Loan Trust,
Series 2006-A, Class AV4
(LIBOR USD 1-Month plus 0.25%)
1.20%	06/25/36	[1]	4,428,136	3,782,048

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Funding Trust,
Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
1.55%	07/25/33	[1]	$3,059	$2,954
Chase Funding Trust,
Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
1.45%	02/26/35	[1]	5,668	4,573
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
3.96%	09/25/36	[8]	722,822	577,541
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21		1,657,999	993,371
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
4.13%	06/25/35	[8]	1,871,126	1,715,520
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		564,824	536,405
Chaseflex Trust, Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
1.15%	09/25/36	[1]	7,790,360	5,779,307
CIM Trust, Series 2017-5, Class A2A
2.50%	05/25/57	[2,8]	49,723,986	49,514,195
CIM Trust, Series 2017-6, Class A1
3.02%	06/25/57	[2,8]	51,571,906	48,644,674
CIM Trust, Series 2017-8, Class A1
3.00%	12/25/65	[2,8]	105,347,624	102,109,144
CIM Trust, Series 2018-R1, Class A1
3.65%	05/01/55	[2]	99,405,319	86,926,949
CIM Trust, Series 2018-R2, Class A1
3.69%	08/25/57	[2,8]	72,299,772	65,078,192
CIM Trust, Series 2018-R4, Class A1
4.07%	12/26/57	[2,8]	52,705,721	54,416,391
CIM Trust, Series 2018-R5, Class A1
3.75%	07/25/58	[2,8]	125,556,688	120,892,609
CIM Trust, Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
2.66%	09/25/58	[1,2]	104,984,014	100,126,246
CIM Trust, Series 2019-R1, Class A
3.25%	10/25/58	[2,8]	259,012,714	240,579,764
CIM Trust, Series 2019-R3, Class A
2.63%	06/25/58	[2,8]	202,802,353	187,038,506
CIM Trust, Series 2019-R4, Class A1
3.00%	10/25/59	[2,8]	179,948,834	166,590,170
CIM Trust, Series 2020-R1, Class A1
2.85%	10/27/59	[2,8]	219,226,041	189,735,031

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 154

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CIT Mortgage Loan Trust, Series 2007-1,
Class 1A
(LIBOR USD 1-Month plus 1.35%)
2.30%	10/25/37	[1,2]	$51,560,139	$50,131,211
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35		203,978	197,446
Citicorp Residential Mortgage Trust,
Series 2006-2, Class A5
(STEP-reset date 05/25/20)
5.29%	09/25/36		323,010	298,693
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A5
(STEP-reset date 05/25/20)
5.26%	03/25/37		650,000	642,894
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.94%	02/25/34	[8]	33,298	32,238
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
3.51%	10/25/35	[8]	551,931	362,397
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
1.21%	11/25/35	[1]	144,231	105,675
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR2, Class 1A1
3.98%	03/25/36	[8]	10,545,956	8,664,904
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR3, Class 1A2A
4.43%	06/25/36	[8]	3,264,612	2,704,902
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.29%)
1.24%	08/25/36	[1]	305,000	278,249
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WF2, Class A1
(STEP-reset date 05/25/20)
6.75%	05/25/36		42,389,871	27,435,585
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-6, Class 1A4A
2.98%	03/25/37	[8]	362,905	285,802
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3, Class A3
(LIBOR USD 1-Month plus 0.25%)
1.20%	06/25/37	[1]	459,035	424,945
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFHE2, Class A4
(LIBOR USD 1-Month plus 0.35%)
1.30%	03/25/37	[1]	13,097	13,141

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
3.69%	02/20/36	[1,2]	$13,330,899	$11,896,435
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-2, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
1.83%	06/25/47	[1,2]	7,661,566	7,520,010
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
2.75%	03/25/47	[1,2]	12,487,271	11,715,359
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-3, Class 1A1
(LIBOR USD 1-Month plus 0.27%)
2.17%	03/25/36	[1,2]	3,793,813	3,723,386
Conseco Finance Corp., Series 1996-7,
Class M1
7.70%	09/15/26	[8]	2,503,001	2,564,532
Conseco Finance Corp., Series 1998-3,
Class A6
6.76%	03/01/30	[8]	991,452	996,698
Conseco Finance Corp., Series 1998-6,
Class A8
6.66%	06/01/30	[8]	1,268,465	1,284,115
Conseco Finance Home Equity Loan Trust,
Series 2002-C, Class BF2
8.00%	06/15/32	[2,8]	134,107	135,990
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class AF4
5.21%	03/25/34	[8]	3,124,843	3,112,008
Countrywide Asset-Backed Certificates Trust,
Series 2005-13, Class AF4
5.81%	04/25/36	[8]	224,338	189,427
Countrywide Asset-Backed Certificates Trust,
Series 2005-AB2, Class 1A1
(LIBOR USD 1-Month plus 0.46%)
1.41%	11/25/35	[1]	10,406,615	10,238,809
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
1.75%	10/25/47	[1]	11,134,538	9,667,887
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2001-HYB1,
Class 1A1
3.96%	06/19/31	[8]	9,361	8,952
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2003-J8,
Class 1A4
5.25%	09/25/23		52,471	51,827

See accompanying Notes to Financial Statements.

155 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
3.79%	08/25/34	[8]	$939,966	$796,320
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-25,
Class 1A1
(LIBOR USD 1-Month plus 0.66%)
1.61%	02/25/35	[1]	106,513	99,269
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB3,
Class 1A
4.74%	06/20/34	[8]	20,450	18,394
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB4,
Class 2A1
4.10%	09/20/34	[8]	1,000,639	877,444
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-11,
Class 1A2
4.12%	04/25/35	[8]	828,457	801,348
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-31,
Class 2A3
3.36%	01/25/36	[8]	163,505	153,243
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
(LIBOR USD 1-Month plus 0.60%)
1.55%	05/25/35	[1]	3,609,437	2,709,395
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HY5,
Class 1A1
4.24%	09/25/47	[8]	847,459	689,300
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HYB1,
Class 1A1
3.01%	03/25/37	[8]	1,152,441	908,865
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR20,
Class 2A4
4.31%	08/25/33	[8]	14,150	12,995
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-6,
Class 8A1
4.50%	07/25/20		3,259	3,218
Credit Suisse First Boston Mortgage-Backed
Pass-Through Certificates, Series 2004-1,
Class 2A1
6.50%	02/25/34		26,993	27,984
Credit Suisse First Boston Mortgage-Backed
Pass-Through Certificates, Series 2004-AR5,
Class 6A1
4.24%	06/25/34	[8]	120,165	113,711

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Trust,
Series 2006-2, Class 5A1
(LIBOR USD 1-Month plus 0.70%)
1.65%	03/25/36	[1]	$3,856,965	$1,331,827
Credit Suisse Mortgage Capital Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37		1,789,547	1,427,732
Credit Suisse Mortgage Capital Trust,
Series 2010-17R, Class 1A1
4.02%	06/26/36	[2,8]	33,144	33,192
Credit Suisse Mortgage Capital Trust,
Series 2014-12R, Class 1A1
(LIBOR USD 1-Month plus 1.75%)
3.33%	08/27/36	[1,2]	6,011,178	5,866,279
Credit Suisse Mortgage Capital Trust,
Series 2015-1R, Class 5A1
3.82%	09/27/35	[2,8]	2,132,786	2,098,617
Credit Suisse Mortgage Capital Trust,
Series 2015-2R, Class 4A1
1.83%	06/27/47	[2,8]	9,904,401	9,606,595
Credit Suisse Mortgage Capital Trust,
Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
1.83%	11/27/46	[1,2]	7,247,927	6,680,052
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2C
(STEP-reset date 05/25/20)
3.94%	02/25/37		33,345,026	25,071,245
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2D
(STEP-reset date 05/25/20)
3.94%	02/25/37		24,413,524	18,350,645
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2E
(STEP-reset date 05/25/20)
3.94%	02/25/37		4,439,561	3,337,768
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP-reset date 05/25/20)
3.95%	01/25/33		12,928	12,623
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB4,
Class M1
(LIBOR USD 1-Month plus 1.04%)
1.98%	03/25/33	[1]	2,754,925	2,630,064
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5,
Class M1
(LIBOR USD 1-Month plus 1.02%)
1.97%	11/25/33	[1]	77,723	70,258

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 156

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB7,
Class A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	10/25/36	[1]	$52,459,748	$39,298,982
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB8,
Class A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	10/25/36	[1]	16,171,584	13,001,102
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB9,
Class A3
(LIBOR USD 1-Month plus 0.15%)
1.10%	11/25/36	[1]	29,802,395	15,333,198
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF4 (STEP-reset date 05/25/20)
3.46%	01/25/37		7,117,767	2,559,992
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF5 (STEP-reset date 05/25/20)
3.46%	01/25/37		13,375,980	4,813,371
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A2
(LIBOR USD 1-Month plus 0.17%)
1.12%	04/25/37	[1]	27,603,413	19,997,867
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B
(STEP-reset date 05/25/20)
5.78%	12/25/36		5,268,016	449,321
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.19%)
1.14%	08/25/36	[1]	3,449,406	2,822,726
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.13%)
1.08%	12/25/36	[1]	1,889,261	842,437
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR6, Class AR6
(LIBOR USD 1-Month plus 0.19%)
1.14%	02/25/37	[1]	672,471	537,552
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2007-3, Class 1A1
(LIBOR USD 1-Month plus 1.70%)
3.28%	10/25/47	[1]	34,307,087	31,098,977
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2007-OA3, Class A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	07/25/47	[1]	49,740,795	39,245,646

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities, Inc. Mortgage
Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		$402,371	$389,343
Deutsche ALT-A Securities, Inc. Mortgage
Loan Trust, Series 2006-AR1, Class 2A1
3.83%	02/25/36	[8]	1,018,270	907,549
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
1.11%	01/19/45	[1]	2,211,011	1,832,486
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.50%)
1.25%	02/19/45	[1]	280,372	252,351
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.24%)
0.99%	07/19/45	[1]	178,706	147,713
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.95%	10/19/36	[1]	18,047,393	12,210,029
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.89%	04/19/47	[1]	9,184,684	6,492,154
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33	[8]	9,637	9,403
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1
(STEP-reset date 05/25/20)
5.80%	11/25/32		36,213	35,873
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.16%)
1.11%	10/25/36	[1]	14,474,743	10,728,054
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(LIBOR USD 1-Month plus 0.24%)
1.19%	10/25/36	[1]	912,742	684,939
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
1.06%	12/25/37	[1]	7,895,626	6,624,900
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
1.11%	12/25/37	[1]	21,713,680	18,309,713
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)

See accompanying Notes to Financial Statements.

157 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
1.16%	12/25/37	[1]	$15,737,368	$13,335,980
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(LIBOR USD 1-Month plus 0.15%)
1.10%	04/25/36	[1]	23,858,805	21,807,412
First Franklin Mortgage Loan Trust,
Series 2006-FF8, Class IIA4
(LIBOR USD 1-Month plus 0.23%)
1.18%	07/25/36	[1]	31,440,000	27,367,206
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
1.09%	01/25/38	[1]	70,683,841	41,546,060
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	03/25/37	[1]	64,771,834	45,235,431
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
1.05%	03/25/37	[1]	26,690,525	14,662,309
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
1.10%	03/25/37	[1]	15,301,251	8,487,480
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
1.17%	03/25/37	[1]	28,490,524	16,016,723
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA2, Class 1A1
3.45%	08/25/34	[8]	6,513,274	6,186,588
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
3.53%	09/25/34	[8]	23,500	21,503
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA4, Class A1
3.80%	10/25/34	[8]	1,157,383	1,063,784
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA10, Class 1A1
3.73%	12/25/35	[8]	14,018,449	11,900,728
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA12, Class 2A1
3.51%	02/25/36	[8]	15,222,215	10,409,199
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA4, Class 2A1
3.43%	06/25/35	[8]	14,900,195	12,871,107
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA7, Class 2A1
3.56%	09/25/35	[8]	12,201,315	10,662,302

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA8, Class 2A1
3.59%	10/25/35	[8]	$15,241,626	$11,376,127
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA9, Class 2A1
3.81%	11/25/35	[8]	14,936,044	13,054,758
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA1, Class 1A1
3.64%	03/25/36	[8]	17,727,132	14,243,295
First Horizon Alternative Mortgage Securities
Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		11,109	7,264
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
4.29%	12/25/34	[8]	178,899	160,849
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
3.99%	01/25/37	[8]	85,795	66,932
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
4.13%	11/25/37	[8]	184,686	137,164
FNBA Mortgage Loan Trust,
Series 2004-AR1, Class A2
(LIBOR USD 1-Month plus 0.40%)
1.15%	08/19/34	[1]	4,255	4,157
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
2.84%	06/25/30	[1]	20,560	16,051
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
3.83%	11/19/35	[8]	547,337	458,208
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
3.89%	05/19/36	[8]	1,563,862	878,990
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.24%)
1.19%	08/25/45	[1]	1,498,677	1,340,473
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(LIBOR USD 1-Month plus 0.20%)
1.15%	10/25/45	[1]	14,958,135	12,162,614
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 3A2
(LIBOR USD 1-Month plus 0.16%)
1.11%	02/25/37	[1]	1,330,417	1,295,603
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57	[2]	46,643,544	43,989,526

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 158

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust, Series 2005-11,
Class 1A1
(LIBOR USD 1-Month plus 0.28%)
1.23%	10/25/35	[1]	$3,869,931	$3,747,503
GSAA Home Equity Trust, Series 2005-11,
Class 2A2
(LIBOR USD 1-Month plus 0.32%)
1.27%	10/25/35	[1]	134,016	121,665
GSAA Home Equity Trust, Series 2005-11,
Class 3A2
(LIBOR USD 1-Month plus 0.32%)
1.27%	10/25/35	[1]	127,713	123,450
GSAA Home Equity Trust, Series 2005-6,
Class M1
(LIBOR USD 1-Month plus 0.43%)
1.38%	06/25/35	[1]	150,000	145,658
GSAMP Trust, Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.35%)
1.30%	12/25/35	[1]	25,693,000	23,089,318
GSAMP Trust, Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.29%)
1.24%	02/25/36	[1]	139,403	127,808
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
4.50%	08/25/34	[8]	2,731	2,637
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
4.14%	08/25/34	[8]	250,911	236,739
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
4.12%	10/25/35	[8]	2,667,990	1,567,152
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
4.51%	09/25/35	[8]	115,125	112,905
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
4.18%	05/25/37	[8]	1,982,260	1,513,708
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
3.76%	04/19/34	[8]	6,123	5,540
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
1.43%	01/19/35	[1]	319,763	261,421
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
3.98%	06/19/34	[8]	2,862	2,659
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
1.23%	06/19/35	[1]	379,146	352,857

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
4.35%	07/19/35	[8]	$43,366	$39,247
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
0.95%	11/19/36	[1]	72,499,993	58,729,794
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.21%)
0.96%	09/19/46	[1]	82,907,533	68,017,738
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
1.95%	10/25/37	[1]	26,995,700	24,208,950
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.95%	10/25/37	[1]	23,008,119	19,769,898
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	10/25/36	[1]	61,334,515	24,386,088
Impac CMB Trust, Series 2005-1,
Class 1A1
(LIBOR USD 1-Month plus 0.52%)
1.47%	04/25/35	[1]	4,134,707	3,551,736
Impac CMB Trust, Series 2005-4,
Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
1.20%	05/25/35	[1]	4,979,934	3,890,149
Impac Secured Assets Corp.,
Series 2004-3, Class M1
(LIBOR USD 1-Month plus 0.90%)
1.85%	11/25/34	[1]	401,040	395,920
Impac Secured Assets Corp.,
Series 2004-4, Class M3
(LIBOR USD 1-Month plus 0.90%)
1.85%	02/25/35	[1]	670,000	640,684
Impac Secured Assets Trust,
Series 2006-3, Class A1
(LIBOR USD 1-Month plus 0.17%)
1.12%	11/25/36	[1]	8,103,173	4,651,809
Impac Secured Assets Trust,
Series 2006-5, Class 1A1C
(LIBOR USD 1-Month plus 0.27%)
1.22%	02/25/37	[1]	9,530,821	7,748,872
Impac Secured Assets Trust,
Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.11%)
1.06%	05/25/37	[1]	7,771,694	6,060,644

See accompanying Notes to Financial Statements.

159 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
1.20%	05/25/37[1]	$57,159,855	$43,881,112
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
3.88%	08/25/34[8]	1,135,528	1,015,462
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1B
(LIBOR USD 1-Month plus 0.80%)
1.75%	08/25/34[1]	17,444	13,933
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
1.81%	09/25/34[1]	58,109	50,387
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
3.63%	03/25/35[8]	536,126	515,932
IndyMac Index Mortgage Loan Trust,
Series 2005-AR17, Class 3A1
3.69%	09/25/35[8]	4,251,795	3,178,088
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.41%	10/25/35[8]	24,748,995	19,176,321
IndyMac Index Mortgage Loan Trust,
Series 2005-AR31, Class 3A1
3.61%	01/25/36[8]	1,065,885	922,604
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
1.43%	04/25/35[1]	563,237	434,806
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
3.81%	08/25/36[8]	14,964,450	10,528,447
IndyMac Index Mortgage Loan Trust,
Series 2006-AR21, Class A1
(LIBOR USD 1-Month plus 0.12%)
1.07%	08/25/36[1]	158,996	128,819
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
1.15%	10/25/36[1]	22,605,385	19,685,664
IndyMac Index Mortgage Loan Trust,
Series 2006-AR35, Class 2A3A
(LIBOR USD 1-Month plus 0.20%)
1.15%	01/25/37[1]	47,249,013	41,623,961
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
3.40%	05/25/36[8]	3,866,943	3,040,402
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
3.71%	05/25/36[8]	26,187,030	18,500,980

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
3.68%	03/25/37[8]	$599,390	$508,028
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.25%	06/25/37[8]	3,673,056	3,264,654
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.63%	11/25/37[8]	2,766,337	2,367,735
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A3
6.61%	02/25/28	68,089	68,053
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 2A1
3.97%	05/25/36[8]	696,185	527,565
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
3.98%	05/25/36[8]	7,089,053	4,934,687
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M2
(LIBOR USD 1-Month plus 0.66%)
1.61%	09/25/35[1]	5,765,485	5,699,165
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A
(STEP-reset date 05/25/20)
5.83%	07/25/36	35,002,751	15,750,827
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6
(STEP-reset date 05/25/20)
6.00%	07/25/36	4,881,049	2,171,815
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class MV1
(LIBOR USD 1-Month plus 0.23%)
1.18%	11/25/36[1]	34,878	35,037
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH3, Class A4
(LIBOR USD 1-Month plus 0.21%)
1.16%	03/25/37[1]	461,568	460,350
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A1
(LIBOR USD 1-Month plus 0.15%)
1.10%	05/25/37[1]	48,294,946	42,895,298
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
1.05%	03/25/47[1]	136,438	66,561
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2
(STEP-reset date 05/25/20)
4.25%	03/25/47	8,925,516	5,772,452

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 160

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3
(STEP-reset date 05/25/20)
4.25%	05/25/35	$7,511,911	$4,858,223
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4
(STEP-reset date 05/25/20)
4.25%	03/25/47	3,414,505	2,208,283
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
1.23%	03/25/47[1]	240,000	186,157
JPMorgan Mortgage Trust, Series 2003-A2,
Class 2A3
3.59%	11/25/33[8]	142,331	138,448
JPMorgan Mortgage Trust, Series 2004-A4,
Class 1A3
4.79%	09/25/34[8]	377,437	335,935
JPMorgan Mortgage Trust, Series 2005-A5,
Class TA1
4.22%	08/25/35[8]	116,502	101,359
JPMorgan Mortgage Trust, Series 2005-S2,
Class 4A3
5.50%	09/25/20	1,914,966	1,657,382
JPMorgan Mortgage Trust, Series 2006-A2,
Class 5A3
4.11%	11/25/33[8]	4,415	4,213
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
3.94%	05/25/36[8]	957,239	859,666
JPMorgan Mortgage Trust, Series 2006-A3,
Class 3A3
3.87%	05/25/36[8]	665,147	602,230
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A1
4.36%	06/25/36[8]	509,565	409,049
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A4
4.36%	06/25/36[8]	1,642,676	1,431,929
JPMorgan Mortgage Trust, Series 2006-A5,
Class 2A4
4.28%	08/25/36[8]	493,296	386,911
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
3.98%	07/25/35[8]	1,516,141	1,394,987
JPMorgan Mortgage Trust, Series 2007-A3,
Class 2A3
3.90%	05/25/37[8]	2,385,801	1,976,174
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
4.03%	05/25/37[8]	392,225	366,281

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2007-A4,
Class 1A1
4.00%	06/25/37[8]	$3,526,809	$2,863,497
JPMorgan Mortgage Trust, Series 2007-A4,
Class 2A3
4.29%	06/25/37[8]	529,783	426,152
JPMorgan Resecuritization Trust,
Series 2015-1, Class 3A1
(LIBOR USD 1-Month plus 0.19%)
1.82%	12/27/46[1,2]	7,123,933	6,870,721
Lehman XS Trust, Series 2005-5N,
Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
1.25%	11/25/35[1]	8,502,789	7,951,670
Lehman XS Trust, Series 2005-7N,
Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
1.49%	12/25/35[1]	418,700	351,174
Lehman XS Trust, Series 2006-12N,
Class A31A
(LIBOR USD 1-Month plus 0.20%)
1.15%	08/25/46[1]	15,740,727	13,495,274
Lehman XS Trust, Series 2006-13,
Class 1A2
(LIBOR USD 1-Month plus 0.34%)
1.29%	09/25/36[1]	345,692	424,061
Lehman XS Trust, Series 2006-14N,
Class 3A2
(LIBOR USD 1-Month plus 0.24%)
1.19%	08/25/36[1]	48,984	44,399
Lehman XS Trust, Series 2006-5,
Class 1A1A
(LIBOR USD 1-Month plus 0.21%)
1.16%	04/25/36[1]	30,584,583	25,151,635
Lehman XS Trust, Series 2006-8,
Class 1A1A
(LIBOR USD 1-Month plus 0.16%)
1.11%	06/25/36[1]	38,142,084	29,998,067
Lehman XS Trust, Series 2007-4N,
Class 1A3
(LIBOR USD 1-Month plus 0.24%)
1.19%	03/25/47[1]	26,966,645	24,989,014
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
1.85%	10/25/34[1]	138,089	127,591
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.93%	01/25/34[8]	36,258	35,500

See accompanying Notes to Financial Statements.

161 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
3.78%	11/25/33[8]	$930,451	$864,368
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
4.68%	11/21/34[8]	3,555,279	3,396,269
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 9A1
4.34%	10/25/34[8]	313,156	303,354
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.12%	06/25/34[8]	249	236
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
3.93%	09/25/34[8]	2,732,516	2,515,470
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
4.36%	05/25/36[8]	7,166,852	4,787,498
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.15%)
1.10%	11/25/36[1]	15,075,295	6,330,523
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.21%)
1.16%	11/25/36[1]	4,187,582	1,802,590
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
1.16%	05/25/37[1]	32,245,259	29,199,649
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.47%	10/25/32[8]	17,444	15,732
Mellon Residential Funding Corp. Mortgage
Pass-Through Certificates,
Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
1.40%	11/15/31[1]	1,161,839	1,083,192
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	04/25/37[1]	177,634,241	103,176,309
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.17%)
1.12%	04/25/37[1]	34,201,241	16,871,701
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
1.20%	04/25/37[1]	71,646,193	36,017,795

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
1.19%	05/25/37[1]	$34,765,696	$21,105,615
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.32%)
1.27%	05/25/37[1]	17,168,810	10,612,358
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
1.13%	06/25/37[1]	14,326,086	11,093,717
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
1.20%	06/25/37[1]	19,133,989	14,343,291
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
1.07%	07/25/37[1]	30,758,576	17,881,277
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
1.11%	07/25/37[1]	22,546,801	13,753,207
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
4.16%	10/25/33[8]	386,078	353,439
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
4.32%	08/25/34[8]	1,345,841	1,240,627
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.21%)
1.16%	02/25/36[1]	9,337	7,910
Merrill Lynch Mortgage Investors Trust,
Series 2005-A6, Class 2A4
(LIBOR USD 1-Month plus 0.34%)
1.29%	08/25/35[1]	234,680	223,858
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B
(STEP-reset date 05/25/20)
5.61%	03/25/37	30,784,601	8,263,695
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D
(STEP-reset date 05/25/20)
5.90%	03/25/37	24,094,048	6,612,985
Merrill Lynch Mortgage-Backed Securities
Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.40%)
3.58%	08/25/36[1]	4,075,778	3,556,300

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 162

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Capital Corp., Series 2004-1,
Class A
6.01%	08/15/37	$258,985	$269,262
Mid-State Capital Corp., Series 2005-1,
Class A
5.75%	01/15/40	13,603,881	13,966,440
Mid-State Capital Corp., Series 2006-1,
Class A
5.79%	10/15/40[2]	10,530,305	11,015,605
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38	223,611	223,121
Morgan Stanley ABS Capital I Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
1.25%	12/25/35[1]	702,494	687,686
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
1.27%	01/25/35[1]	121,742	115,467
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
3.55%	09/25/34[8]	775,388	733,916
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
1.21%	04/25/35[1]	2,482,581	2,290,364
Morgan Stanley Mortgage Loan Trust,
Series 2005-5AR, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
1.70%	09/25/35[1]	77,283	76,908
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[8]	771,687	264,351
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 1A2S
(STEP-reset date 05/25/20)
5.50%	02/25/47	99,434	97,947
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.12%)
1.07%	04/25/37[1]	5,326,410	1,961,876
Morgan Stanley Resecuritization Trust,
Series 2013-R7, Class 2B
LIBOR USD 1-Month
2.11%	12/26/46[1,2]	12,685,755	12,387,784
Morgan Stanley Resecuritization Trust,
Series 2014-R2, Class 1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.82%)
2.87%	12/26/46[1,2]	6,803,728	6,665,836

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Resecuritization Trust,
Series 2014-R3, Class 4A
(Federal Reserve US 12-Month Cumulative
Average plus 0.98%)
3.03%	07/26/46[1,2]	$1,931,523	$1,914,909
Morgan Stanley Resecuritization Trust,
Series 2014-R4, Class 2A
4.29%	08/26/34[2,8]	1,064,924	1,049,893
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 3A
(Federal Reserve US 12-Month Cumulative
Average plus 0.75%)
2.61%	06/26/47[1,2]	15,368,898	14,851,748
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 4A
(Federal Reserve US 12-Month Cumulative
Average plus 0.96%)
3.01%	06/26/47[1,2]	4,030,496	3,966,480
Morgan Stanley Resecuritization Trust,
Series 2015-R4, Class 2A
(LIBOR USD 1-Month plus 0.40%)
2.43%	08/26/47[1,2]	7,437,200	7,079,994
MortgageIT Trust, Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
1.59%	02/25/35[1]	5,022,856	4,647,816
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
1.23%	10/25/35[1]	6,190,292	5,645,913
MortgageIT Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.52%)
1.47%	12/25/35[1]	1,048,404	970,479
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV4
(LIBOR USD 1-Month plus 0.28%)
1.23%	09/25/36[1]	8,355,155	8,070,760
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
1.20%	06/25/37[1]	8,265,000	7,210,668
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
2.03%	01/25/34[1]	131,802	121,526
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
1.62%	03/25/35[1]	560,375	499,799
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.17%	02/25/36[1]	264,688	247,228

See accompanying Notes to Financial Statements.

163 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.33%)
1.28%	02/25/36[1]	$103,609	$93,896
Nomura Home Equity Loan, Inc.,
Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.27%)
1.22%	03/25/36[1]	19,856,368	19,275,047
Nomura Resecuritization Trust,
Series 2013-1R, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
2.08%	11/26/36[1,2]	3,435,611	3,373,986
Nomura Resecuritization Trust,
Series 2014-6R, Class 2A1
(LIBOR USD 1-Month plus 0.16%)
2.42%	03/26/37[1,2]	4,078,091	3,993,642
Nomura Resecuritization Trust,
Series 2014-7R, Class 4A1
(LIBOR USD 1-Month plus 0.13%)
1.76%	01/26/37[1,2]	5,001,440	4,961,147
NRPL, Series 2019-3A, Class A1
(STEP-reset date 05/25/20)
3.00%	07/25/59[2]	50,765,249	47,339,701
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[8]	21,353,497	10,878,102
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.22%)
1.17%	01/25/36[1]	15,243,480	13,952,713
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(LIBOR USD 1-Month plus 0.14%)
1.09%	05/25/37[1]	19,128,277	17,012,296
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.24%)
1.19%	05/25/37[1]	21,282,467	17,116,407
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5
(STEP-reset date 05/25/20)
3.65%	01/25/36	22,910,000	17,299,563
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
1.21%	11/25/36[1]	62,738	60,076
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
1.26%	06/25/47[1]	23,015,500	18,132,964

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Popular ABS, Inc., Series 1998-1,
Class A2 (STEP-reset date 05/25/20)
7.48%	11/25/29	$47,793	$46,495
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
4.74%	08/25/33[8]	376,346	330,427
Residential Accredit Loans Trust,
Series 2005-QA12, Class CB1
4.48%	12/25/35[8]	4,386,043	2,553,288
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
4.23%	04/25/35[8]	942,238	744,721
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
4.03%	07/25/35[8]	3,406,614	2,827,736
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
2.97%	01/25/46[1]	5,618,968	4,587,838
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
4.24%	01/25/36[8]	136,421	100,967
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
4.68%	01/25/36[8]	14,469,925	11,600,333
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.19%)
1.13%	08/25/36[1]	24,858,083	20,151,558
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.56%	08/25/36[4,5,8]	24,927,368	497,852
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
1.33%	09/25/36[1]	237,433	169,608
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.47%	02/25/36[4,5,8]	83,330,253	1,176,132
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.70%	06/25/36[4,5,8]	41,939,937	1,074,426
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.78%	08/25/36[4,5,8]	101,462,507	2,396,473
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.47%	09/25/37[4,5,8]	74,561,321	1,432,077
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.37%	03/25/37[4,5,8]	45,916,492	570,664

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 164

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.27%	03/25/37	[4,5,8]	$52,823,370	$431,519
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.31%	04/25/37	[4,5,8]	111,604,624	1,481,144
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37	[4,5,8]	38,056,686	469,855
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.40%	06/25/37	[4,5,8]	95,148,441	1,730,650
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A8
6.50%	11/25/31		33,244	32,641
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31		24,029	15,765
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
1.50%	09/25/35	[1]	750,000	736,662
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
1.28%	04/25/36	[1]	815,000	683,988
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
4.09%	12/25/34	[8]	245,544	229,361
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
4.07%	12/25/34	[8]	18,918	16,593
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
4.12%	12/25/34	[8]	406,405	381,590
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36		2,232,233	2,118,102
Residential Funding Mortgage Securities
Trust, Series 2005-SA5, Class 1A
3.85%	11/25/35	[8]	4,298,428	3,008,139
Residential Funding Mortgage Securities
Trust, Series 2006-SA3, Class 3A1
4.78%	09/25/36	[8]	736,185	600,910
Residential Funding Mortgage Securities
Trust, Series 2006-SA3, Class 4A1
5.38%	09/25/36	[8]	348,980	273,328
Residential Funding Mortgage Securities
Trust, Series 2006-SA4, Class 2A1
5.25%	11/25/36	[8]	90,072	72,063

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities
Trust, Series 2007-SA2, Class 2A2
4.37%	04/25/37	[8]	$1,604,595	$1,329,761
Saxon Asset Securities Trust, Series 2001-2,
Class AF6 (STEP-reset date 05/25/20)
6.81%	06/25/16		1,761	2,175
Saxon Asset Securities Trust, Series 2007-1,
Class A2C
(LIBOR USD 1-Month plus 0.15%)
1.10%	01/25/47	[1]	5,571,170	5,084,747
Saxon Asset Securities Trust, Series 2007-3,
Class 2A3
(LIBOR USD 1-Month plus 0.40%)
1.35%	09/25/47	[1]	32,174,000	26,709,687
Securitized Asset-Backed Receivables LLC
Trust, Series 2006-CB1, Class AF2
(STEP-reset date 05/25/20)
3.30%	01/25/36		7,598,783	5,862,048
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
1.06%	02/25/37	[1]	6,517,722	2,615,620
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
1.22%	02/25/37	[1]	32,264,764	13,425,618
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
1.18%	02/25/37	[1]	42,948,637	21,790,953
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
1.08%	05/25/37	[1]	18,478,966	14,064,809
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
1.30%	05/25/37	[1]	13,936,677	10,902,965
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
1.10%	12/25/36	[1]	33,703,088	20,124,508
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
1.09%	01/25/37	[1]	18,375,040	14,505,207
Sequoia Mortgage Trust, Series 2003-2,
Class A1
(LIBOR USD 1-Month plus 0.66%)
1.43%	06/20/33	[1]	665	601

See accompanying Notes to Financial Statements.

165 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Sequoia Mortgage Trust, Series 2003-8,
Class A1
(LIBOR USD 1-Month plus 0.64%)
1.41%	01/20/34	[1]	$1,451	$1,343
Sequoia Mortgage Trust, Series 2004-3,
Class A
(LIBOR USD 6-Month plus 0.50%)
2.47%	05/20/34	[1]	331,753	310,658
Sequoia Mortgage Trust, Series 2013-1,
Class 1A1
1.45%	02/25/43	[8]	117,070	112,823
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
1.19%	12/25/36	[1,2]	14,652,259	9,199,595
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
1.62%	06/25/35	[1]	20,772,542	19,908,730
STRU JPM-2598 Coll
2.46%	04/01/40		127,185,000	132,542,032
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-1, Class 3A3
4.14%	02/25/34	[8]	22,142	19,624
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
3.81%	09/25/34	[8]	6,193,443	5,631,934
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 1A
3.93%	10/25/34	[8]	156,867	136,720
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 2A
3.98%	10/25/34	[8]	7,273,665	6,806,186
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-15, Class A
4.04%	10/25/34	[8]	2,095,154	1,873,210
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-17, Class A1
2.55%	11/25/34	[8]	35,712	29,336
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-20, Class 1A2
3.73%	01/25/35	[8]	568,375	511,940
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-12, Class 3A1
4.02%	06/25/35	[8]	1,834,601	1,625,070
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-18, Class 7A3
3.93%	09/25/35	[8]	15,455,354	11,087,447
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
1.11%	01/25/37	[1]	30,190,904	24,890,761

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan
Trust, Series 2007-9, Class 2A1
3.97%	10/25/47	[8]	$739,053	$592,380
Structured Asset Mortgage Investments II
Trust, Series 2005-AR8, Class A1A
(LIBOR USD 1-Month plus 0.28%)
1.23%	02/25/36	[1]	590,285	499,363
Structured Asset Mortgage Investments II
Trust, Series 2005-AR8, Class A3
(Federal Reserve US 12-Month Cumulative
Average plus 2.00%)
4.15%	02/25/36	[1]	19,041,444	14,863,037
Structured Asset Mortgage Investments II
Trust, Series 2006-AR8, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
1.07%	10/25/36	[1]	21,429,832	18,158,832
Structured Asset Mortgage Investments II
Trust, Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.50%)
3.47%	08/25/47	[1]	132,190,960	110,373,040
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 1997-2, Class 2A4
7.25%	03/28/30		979	982
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-26A, Class 3A5
3.82%	09/25/33	[8]	122,529	115,447
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-34A, Class 5A4
4.06%	11/25/33	[8]	1,202,560	1,082,843
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2004-23XS, Class 2A1
(LIBOR USD 1-Month plus 0.30%)
1.25%	01/25/35	[1]	1,084,287	1,073,089
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35		1,997,072	1,773,716
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-3, Class 1A1
4.70%	06/25/37	[8]	2,371,551	1,895,721
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
3.46%	12/25/44	[8]	111,487	99,919
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(LIBOR USD 1-Month plus 0.23%)
1.18%	01/25/37	[1]	15,487,388	8,397,090

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 166

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.24%)
1.19%	08/25/36	[1]	$17,816,736	$8,783,863
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
1.06%	01/25/37	[1]	3,838,454	2,275,966
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
1.10%	01/25/37	[1]	35,433,244	21,164,865
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
1.18%	01/25/37	[1]	11,894,342	7,208,794
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
4.68%	06/25/33	[8]	3,094,242	2,912,891
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
4.37%	06/25/34	[8]	31,736	28,783
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
1.37%	05/25/44	[1]	941,196	920,095
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
1.50%	05/25/35	[1]	2,472,067	1,937,220
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
1.45%	06/25/35	[1]	5,053,242	3,991,701
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
1.59%	01/25/45	[1]	671,268	598,251
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.32%)
1.27%	08/25/45	[1]	32,184,011	27,690,479
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
3.86%	10/25/35	[8]	1,073,448	942,135
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
1.24%	10/25/45	[1]	5,017,049	4,607,827

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.75%	12/25/35	[8]	$3,824,117	$3,287,346
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.26%)
1.21%	11/25/45	[1]	26,264,364	22,891,042
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.27%)
1.22%	12/25/45	[1]	12,326,536	11,204,708
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.29%)
1.24%	12/25/45	[1]	13,868,840	12,603,161
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.33%)
1.28%	01/25/45	[1]	13,298,530	11,365,856
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.31%)
1.26%	01/25/45	[1]	1,044,684	934,223
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.38%)
1.33%	01/25/45	[1]	3,709,667	3,343,784
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)
1.41%	04/25/45	[1]	143,256	132,840
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative
Average plus 1.07%)
3.04%	01/25/46	[1]	27,608,883	25,101,632
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
3.73%	09/25/36	[8]	12,098,384	10,994,676
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.52%	12/25/36	[8]	730,120	607,018
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
2.97%	02/25/46	[1]	15,947,139	14,330,996
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.94%)
2.99%	05/25/46	[1]	5,164,699	4,484,152

See accompanying Notes to Financial Statements.

167 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative
Average plus 0.98%)
2.95%	07/25/46	[1]	$11,332,260	$9,349,271
WaMu Mortgage Pass-Through Certificates,
Series 2007-1, Class 2A1
6.00%	01/25/22		169,732	156,743
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
3.98%	07/25/37	[8]	259,470	205,934
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.70%)
2.67%	02/25/47	[1]	13,298,658	10,836,990
WaMu MSC Mortgage Pass-Through
Certificates, Series 2002-AR1, Class 1A1
4.09%	11/25/30	[8]	311,812	286,892
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		163,014	155,474
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR1, Class 1A1
4.13%	03/25/36	[8]	2,668,304	2,547,337

				4,839,742,503

U.S. Agency Commercial
Mortgage-Backed — 0.31%
Fannie Mae-Aces, Series 2020-M10,
Class X1 (IO)
1.92%	12/25/30	[8]	266,302,348	40,411,967
Fannie Mae-Aces, Series 2020-M10,
Class X2 (IO)
1.83%	12/25/30	[8]	462,145,801	67,350,033
Fannie Mae-Aces, Series 2020-M10,
Class X3 (IO)
1.44%	11/25/28	[8]	181,817,667	17,296,351
Fannie Mae-Aces, Series 2020-M10,
Class X4 (IO)
1.00%	07/25/32	[8]	136,646,096	11,768,126
Fannie Mae-Aces, Series 2020-M10,
Class X5 (IO)
1.55%	11/25/28	[8]	190,395,878	20,410,552
Fannie Mae-Aces, Series 2020-M10,
Class X6 (IO)
1.50%	08/25/28	[8]	218,911,000	22,265,701
Fannie Mae-Aces, Series 2020-M10,
Class X8 (IO)
0.78%	12/25/27	[8]	181,389,000	8,002,865
Fannie Mae-Aces, Series 2020-M10,
Class X9 (IO)
0.99%	12/25/27	[8]	124,936,645	6,250,580

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multiclass Certificates,
Series 2020-RR06, Class AX (IO)
1.88%	10/27/28	[8]	$134,675,000	$17,972,594
Freddie Mac Multiclass Certificates,
Series 2020-RR06, Class BX (IO)
1.84%	05/27/33	[8]	139,259,000	23,670,771
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K1510,
Class A3
3.79%	01/25/34		9,400,000	10,914,622
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K154,
Class A2
3.42%	04/25/32		750,000	902,550
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K157,
Class A3
3.99%	08/25/33	[8]	300,000	373,086
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K158,
Class A2
3.90%	12/25/30	[8]	4,640,000	5,390,166
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K158,
Class A3
3.90%	10/25/33	[8]	65,000	76,248

				253,056,212

U.S. Agency Mortgage-Backed — 49.65%
Fannie Mae Grantor Trust, Series 2017-T1,
Class A
2.90%	06/25/27		62,773,411	67,470,958
Fannie Mae Pool 190375
5.50%	11/01/36		718,138	815,069
Fannie Mae Pool 190396
4.50%	06/01/39		11,204	12,278
Fannie Mae Pool 254232
6.50%	03/01/22		5,011	5,180
Fannie Mae Pool 313182
7.50%	10/01/26		1,000	1,109
Fannie Mae Pool 394854
6.50%	05/01/27		829	928
Fannie Mae Pool 468128
4.33%	07/01/21		1,866,518	1,913,718
Fannie Mae Pool 468587
3.84%	08/01/21		594,574	608,049
Fannie Mae Pool 545191
7.00%	09/01/31		2,800	3,235
Fannie Mae Pool 545756
7.00%	06/01/32		634	736

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 606108
7.00%	03/01/31		$2,475	$2,498
Fannie Mae Pool 613142
7.00%	11/01/31		8,647	10,002
Fannie Mae Pool 625666
7.00%	01/01/32		8,431	9,783
Fannie Mae Pool 633698
7.50%	02/01/31		30,072	36,414
Fannie Mae Pool 655928
7.00%	08/01/32		131,492	160,968
Fannie Mae Pool 725257
5.50%	02/01/34		899,998	1,018,316
Fannie Mae Pool 734830
4.50%	08/01/33		12,254	13,428
Fannie Mae Pool 734922
4.50%	09/01/33		1,697,182	1,860,988
Fannie Mae Pool 735207
7.00%	04/01/34		17,960	21,545
Fannie Mae Pool 735224
5.50%	02/01/35		3,331,042	3,770,957
Fannie Mae Pool 735646
4.50%	07/01/20		3,071	3,206
Fannie Mae Pool 735651
4.50%	06/01/35		4,034,265	4,396,206
Fannie Mae Pool 735686
6.50%	12/01/22		657	677
Fannie Mae Pool 740297
5.50%	10/01/33		1,724	1,951
Fannie Mae Pool 745147
4.50%	12/01/35		23,838	26,111
Fannie Mae Pool 745592
5.00%	01/01/21		2	2
Fannie Mae Pool 753168
4.50%	12/01/33		6,887	7,551
Fannie Mae Pool 815422
4.50%	02/01/35		32,281	35,375
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.58%)
3.58%	11/01/35	[1]	178,387	180,250
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
4.04%	11/01/35	[1]	3,874	3,910
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.59%)
3.59%	12/01/35	[1]	4,935	4,978
Fannie Mae Pool 888412
7.00%	04/01/37		231,526	266,838

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 889125
5.00%	12/01/21		$13,677	$13,749
Fannie Mae Pool 889184
5.50%	09/01/36		3,220,775	3,647,099
Fannie Mae Pool 918445
(LIBOR USD 12-Month plus 1.57%)
3.57%	05/01/37	[1]	6,749	6,953
Fannie Mae Pool AB1613
4.00%	10/01/40		31,511,484	34,236,624
Fannie Mae Pool AB1803
4.00%	11/01/40		36,343,346	39,486,350
Fannie Mae Pool AB2127
3.50%	01/01/26		14,377,873	15,165,252
Fannie Mae Pool AB3679
3.50%	10/01/41		12,663,178	13,585,945
Fannie Mae Pool AB3864
3.50%	11/01/41		10,298,568	11,101,046
Fannie Mae Pool AB4045
3.50%	12/01/41		11,510,974	12,349,780
Fannie Mae Pool AB4262
3.50%	01/01/32		6,933,838	7,369,747
Fannie Mae Pool AB6385
3.00%	10/01/42		403,817	428,277
Fannie Mae Pool AB9703
3.50%	06/01/43		27,831,688	29,757,531
Fannie Mae Pool AC8279
4.50%	08/01/39		16,397	17,958
Fannie Mae Pool AE0138
4.50%	03/01/40		75,218	82,485
Fannie Mae Pool AE0482
5.50%	01/01/38		8,015,953	9,053,425
Fannie Mae Pool AE0600
3.89%	11/01/20	[8]	9,859,543	9,946,989
Fannie Mae Pool AE0605
4.56%	07/01/20		2,113,741	2,114,151
Fannie Mae Pool AE0918
3.76%	10/01/20	[8]	1,158,613	1,159,079
Fannie Mae Pool AH3780
4.00%	02/01/41		14,673,328	16,163,667
Fannie Mae Pool AJ1404
4.00%	09/01/41		21,041,401	22,976,415
Fannie Mae Pool AL0209
4.50%	05/01/41		21,394,429	23,754,447
Fannie Mae Pool AL0290
4.46%	04/01/21	[8]	13,597,368	13,988,539
Fannie Mae Pool AL0834
4.02%	10/01/21	[8]	18,892,160	19,358,348

See accompanying Notes to Financial Statements.

169 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL0851
6.00%	10/01/40		$13,242,078	$15,283,483
Fannie Mae Pool AL1445
4.30%	11/01/21	[8]	41,416,787	42,342,624
Fannie Mae Pool AL2521
3.50%	09/01/42		187,574	200,959
Fannie Mae Pool AL2669
4.15%	09/01/21	[8]	13,032,036	13,113,892
Fannie Mae Pool AL4597
4.00%	01/01/44		54,907,969	60,684,161
Fannie Mae Pool AL6348
3.50%	02/01/45		56,549	60,699
Fannie Mae Pool AL8037
4.50%	07/01/34		230,678	253,637
Fannie Mae Pool AL8256
3.00%	08/01/43		615,815	653,759
Fannie Mae Pool AL8356
4.50%	07/01/34		587,585	643,094
Fannie Mae Pool AL8960
4.50%	05/01/46		50,573,170	55,072,320
Fannie Mae Pool AL9106
4.50%	02/01/46		66,208,803	72,328,526
Fannie Mae Pool AL9217
3.50%	10/01/46		36,307,111	38,977,592
Fannie Mae Pool AL9472
4.00%	10/01/43		10,081,136	10,904,279
Fannie Mae Pool AL9722
4.50%	08/01/46		217,368,493	236,706,286
Fannie Mae Pool AL9846
4.50%	02/01/47		219,631,443	239,170,554
Fannie Mae Pool AM4869
4.07%	12/01/25		1,787,355	2,027,093
Fannie Mae Pool AN4429
3.22%	01/01/27		23,130,000	25,886,341
Fannie Mae Pool AN4435
3.22%	01/01/27		29,420,000	32,925,904
Fannie Mae Pool AN7345
3.21%	11/01/37		81,499	93,417
Fannie Mae Pool AN7981
2.95%	01/01/28		100,000	110,792
Fannie Mae Pool AN9814
3.63%	08/01/28		133,025,867	152,484,567
Fannie Mae Pool AS8605
3.00%	01/01/32		250,112	263,858
Fannie Mae Pool AS8663
4.50%	01/01/47		38,242,581	41,242,136
Fannie Mae Pool AS9830
4.00%	06/01/47		156,413,828	167,791,556

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AS9972
4.00%	07/01/47		$132,859,567	$142,523,930
Fannie Mae Pool AU3739
3.50%	08/01/43		37,573,581	40,617,495
Fannie Mae Pool BD2450
3.50%	01/01/47		156,194	166,065
Fannie Mae Pool BL0004
3.50%	09/01/28		6,290,000	7,238,468
Fannie Mae Pool BL0937
3.83%	12/01/28		92,914,412	107,843,100
Fannie Mae Pool BM4299
3.00%	03/01/30		60,092,080	62,883,272
Fannie Mae Pool BM4304
3.00%	02/01/30		84,024,278	87,927,087
Fannie Mae Pool BM5164
4.00%	11/01/48		96,944,496	104,553,782
Fannie Mae Pool BN4316
4.00%	01/01/49		56,900	61,155
Fannie Mae Pool CA0996
3.50%	01/01/48		20,651	22,098
Fannie Mae Pool CA1187
3.50%	02/01/48		169,566,879	180,121,692
Fannie Mae Pool CA1710
4.50%	05/01/48		116,148	125,294
Fannie Mae Pool CA1711
4.50%	05/01/48		33,300,870	35,923,229
Fannie Mae Pool CA2208
4.50%	08/01/48		79,683,536	85,759,202
Fannie Mae Pool CA2327
4.00%	09/01/48		60,497,187	65,509,320
Fannie Mae Pool CA2493
4.50%	10/01/48		24,148,934	25,972,117
Fannie Mae Pool CA3633
3.50%	06/01/49		43,407,020	46,394,356
Fannie Mae Pool CA4011
3.50%	08/01/49		206,564,551	214,623,687
Fannie Mae Pool FM2318
3.50%	09/01/49		600,798,872	640,055,774
Fannie Mae Pool FM2388
3.50%	04/01/48		32,943,898	35,346,211
Fannie Mae Pool FN0001
3.78%	12/01/20	[8]	27,039,100	27,396,075
Fannie Mae Pool MA1146
4.00%	08/01/42		51,767,942	56,010,753
Fannie Mae Pool MA1177
3.50%	09/01/42		61,124,925	65,355,182
Fannie Mae Pool MA1404
3.50%	04/01/43		4,795	5,127

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA1459
3.00%	06/01/33	$41,417	$43,699
Fannie Mae Pool MA1527
3.00%	08/01/33	58,452,151	61,672,724
Fannie Mae Pool MA1561
3.00%	09/01/33	36,512,689	38,524,450
Fannie Mae Pool MA1582
3.50%	09/01/43	18,720,993	20,016,727
Fannie Mae Pool MA1584
3.50%	09/01/33	57,861,060	61,552,318
Fannie Mae Pool MA1608
3.50%	10/01/33	40,340,751	42,914,298
Fannie Mae Pool MA2895
3.00%	02/01/47	106,359	111,924
Fannie Mae Pool MA2960
4.00%	04/01/47	87,344,989	93,308,977
Fannie Mae Pool MA3027
4.00%	06/01/47	65,445,718	69,914,405
Fannie Mae Pool MA3029
3.00%	06/01/32	54,843,457	57,536,907
Fannie Mae Pool MA3182
3.50%	11/01/47	104,168,504	110,443,514
Fannie Mae Pool MA3210
3.50%	12/01/47	182,252,170	193,230,866
Fannie Mae Pool MA3238
3.50%	01/01/48	151,562,917	160,692,922
Fannie Mae Pool MA3276
3.50%	02/01/48	64,420,506	68,301,135
Fannie Mae Pool MA3305
3.50%	03/01/48	74,186,547	78,452,081
Fannie Mae Pool MA3332
3.50%	04/01/48	241,079,612	255,193,943
Fannie Mae Pool MA3364
3.50%	05/01/33	27,252,508	28,714,884
Fannie Mae Pool MA3537
4.50%	12/01/48	60,676,431	65,245,970
Fannie Mae Pool MA3802
3.00%	10/01/49	32,886,677	34,492,107
Fannie Mae Pool MA3811
3.00%	10/01/49	50,302,942	51,908,944
Fannie Mae Pool MA3834
3.00%	11/01/49	97,743	102,514
Fannie Mae Pool MA3864
2.50%	12/01/34	208,217,147	216,090,575
Fannie Mae Pool MA3905
3.00%	01/01/50	609,082,811	639,455,377
Fannie Mae Pool MA3937
3.00%	02/01/50	777,089,055	815,024,227

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA3942
3.00%	02/01/50		$79,469,385	$82,006,572
Fannie Mae Pool MA3960
3.00%	03/01/50		596,889,000	627,002,982
Fannie Mae Pool MA3990
2.50%	04/01/50		4,490,000	4,655,432
Fannie Mae Pool MA3997
3.00%	04/01/50		90,563,575	93,454,962
Fannie Mae REMICS, Series 1991-65,
Class Z
6.50%	06/25/21		356	362
Fannie Mae REMICS, Series 1992-123,
Class Z
7.50%	07/25/22		359	377
Fannie Mae REMICS, Series 1993-132,
Class D (PO)
0.00%	10/25/22	[9]	13,090	12,981
Fannie Mae REMICS, Series 1993-29,
Class PK
7.00%	03/25/23		1,167	1,223
Fannie Mae REMICS, Series 1994-55,
Class H
7.00%	03/25/24		6,709	7,342
Fannie Mae REMICS, Series 1997-34,
Class SA
(Cost of Funds 11th District of San Francisco * 5.542, 37.68% Cap)
5.48%	10/25/23	[1]	1,773	2,061
Fannie Mae REMICS, Series 1998-37,
Class VZ
6.00%	06/17/28		4,636	4,915
Fannie Mae REMICS, Series 1999-11,
Class Z
5.50%	03/25/29		26,918	28,490
Fannie Mae REMICS, Series 2001-52,
Class YZ
6.50%	10/25/31		106,668	126,166
Fannie Mae REMICS, Series 2005-104,
Class NI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
5.75%	03/25/35	[1]	2,120,531	42,059
Fannie Mae REMICS, Series 2005-117,
Class LC
5.50%	11/25/35		4,368,149	4,588,101
Fannie Mae REMICS, Series 2005-122,
Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.65%	11/25/35	[1]	57,041	7,758
Fannie Mae REMICS, Series 2005-92,
Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
5.15%	10/25/25	[1]	3,841,381	318,043

See accompanying Notes to Financial Statements.

171 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2006-4,
Class WE
4.50%	02/25/36		$69,513	$78,139
Fannie Mae REMICS, Series 2006-49,
Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
25.21%	04/25/36	[1]	1,805,504	2,861,632
Fannie Mae REMICS, Series 2007-17,
Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
5.45%	03/25/37	[1]	1,380,277	203,651
Fannie Mae REMICS, Series 2007-34,
Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
5.16%	04/25/37	[1]	3,214,195	696,667
Fannie Mae REMICS, Series 2007-64,
Class FA
(LIBOR USD 1-Month plus 0.47%)
1.42%	07/25/37	[1]	4,363	4,352
Fannie Mae REMICS, Series 2008-24,
Class NA
6.75%	06/25/37		399,552	460,804
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.65%	10/25/40	[1]	4,137,587	624,199
Fannie Mae REMICS, Series 2010-135,
Class EA
3.00%	01/25/40		8,779	9,001
Fannie Mae REMICS, Series 2010-17,
Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
5.40%	03/25/40	[1]	7,659,911	1,473,714
Fannie Mae REMICS, Series 2010-43,
Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
5.47%	05/25/40	[1]	13,572,201	2,835,035
Fannie Mae REMICS, Series 2011-101,
Class HE
4.00%	10/25/41		10,100,000	11,414,808
Fannie Mae REMICS, Series 2011-111,
Class DB
4.00%	11/25/41		23,245,910	25,620,093
Fannie Mae REMICS, Series 2011-2,
Class PD
4.00%	12/25/39		19,264	19,382
Fannie Mae REMICS, Series 2012-84,
Class VZ
3.50%	08/25/42		9,739,000	10,715,949
Fannie Mae REMICS, Series 2013-101,
Class BO (PO)
0.00%	10/25/43	[9]	19,792,130	18,553,463

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2013-101,
Class CO (PO)
0.00%	10/25/43	[9]	$12,348,926	$11,336,593
Fannie Mae REMICS, Series 2016-45,
Class AF
(LIBOR USD 1-Month plus 0.50%)
1.45%	07/25/46	[1]	13,406,677	13,298,895
Fannie Mae REMICS, Series 2016-72,
Class FA
(LIBOR USD 1-Month plus 0.50%)
1.45%	10/25/46	[1]	32,343,866	32,073,088
Fannie Mae REMICS, Series 2016-74,
Class GF
(LIBOR USD 1-Month plus 0.50%)
1.45%	10/25/46	[1]	21,797,557	21,551,129
Fannie Mae REMICS, Series 2016-75,
Class FL
(LIBOR USD 1-Month plus 0.50%)
1.45%	10/25/46	[1]	20,687,826	20,454,689
Fannie Mae REMICS, Series 2018-29,
Class AP
3.50%	11/25/46		196,840,833	206,237,808
Fannie Mae REMICS, Series 2018-38,
Class LA
3.00%	06/25/48		66,888,929	69,628,136
Fannie Mae REMICS, Series 2018-38,
Class PA
3.50%	06/25/47		28,466	29,830
Fannie Mae REMICS, Series 2018-45,
Class GA
3.00%	06/25/48		80,234,648	84,143,066
Fannie Mae REMICS, Series 2018-55,
Class PA
3.50%	01/25/47		60,879,548	63,826,304
Fannie Mae REMICS, Series 2018-57,
Class QA
3.50%	05/25/46		67,160	70,864
Fannie Mae REMICS, Series 2018-86,
Class JA
4.00%	05/25/47		5,242,940	5,590,397
Fannie Mae REMICS, Series 2018-94,
Class KD
3.50%	12/25/48		22,388,828	23,635,112
Fannie Mae REMICS, Series 2019-1,
Class AB
3.50%	02/25/49		4,577,985	4,874,657
Fannie Mae REMICS, Series 2019-1,
Class KP
3.25%	02/25/49		8,315,917	8,784,030
Fannie Mae REMICS, Series 2019-26,
Class JE
3.00%	06/25/49		22,462,873	23,004,978

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 172

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2019-45,
Class PA
3.00%	08/25/49		$50,101,393	$53,231,552
Fannie Mae REMICS, Series 2019-52,
Class PA
3.00%	09/25/49		30,595,753	31,599,754
Fannie Mae REMICS, Series 2019-67,
Class FE
(LIBOR USD 1-Month plus 0.45%)
1.40%	11/25/49	[1]	60,425,743	59,789,864
Fannie Mae REMICS, Series G92-36,
Class Z
7.00%	07/25/22		11	12
Fannie Mae REMICS, Series G93-21,
Class Z
7.20%	05/25/23		1,444	1,541
Fannie Mae Trust, Series 2003-W2,
Class 2A9
5.90%	07/25/42		25,378	29,549
Freddie Mac Gold Pool A24156
6.50%	10/01/31		154,993	172,118
Freddie Mac Gold Pool A25162
5.50%	05/01/34		1,741,781	1,973,120
Freddie Mac Gold Pool A39012
5.50%	06/01/35		37,676	42,892
Freddie Mac Gold Pool A54856
5.00%	01/01/34		3,340,087	3,706,038
Freddie Mac Gold Pool A61164
5.00%	04/01/36		11,597	12,861
Freddie Mac Gold Pool A97038
4.00%	02/01/41		11,593,086	12,594,289
Freddie Mac Gold Pool C01492
5.00%	02/01/33		547,947	607,126
Freddie Mac Gold Pool C04546
3.00%	02/01/43		18,533,152	19,640,992
Freddie Mac Gold Pool C04573
3.00%	03/01/43		23,134,807	24,545,255
Freddie Mac Gold Pool C46104
6.50%	09/01/29		12,736	14,253
Freddie Mac Gold Pool C55789
7.50%	10/01/27		5,618	6,224
Freddie Mac Gold Pool C90573
6.50%	08/01/22		23,276	24,692
Freddie Mac Gold Pool E02402
6.00%	10/01/22		5,699	5,930
Freddie Mac Gold Pool G00992
7.00%	11/01/28		602	687
Freddie Mac Gold Pool G01515
5.00%	02/01/33		538,340	595,984

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G02579
5.00%	12/01/34	$855,348	$949,471
Freddie Mac Gold Pool G02884
6.00%	04/01/37	2,169,032	2,529,047
Freddie Mac Gold Pool G02955
5.50%	03/01/37	3,166,051	3,549,434
Freddie Mac Gold Pool G03357
5.50%	08/01/37	1,265,260	1,439,849
Freddie Mac Gold Pool G03676
5.50%	12/01/37	2,173,486	2,435,532
Freddie Mac Gold Pool G03783
5.50%	01/01/38	1,571,495	1,761,269
Freddie Mac Gold Pool G03985
6.00%	03/01/38	18,832	22,086
Freddie Mac Gold Pool G04438
5.50%	05/01/38	4,537,461	5,084,622
Freddie Mac Gold Pool G04703
5.50%	08/01/38	4,008,002	4,491,317
Freddie Mac Gold Pool G04706
5.50%	09/01/38	164,094	183,882
Freddie Mac Gold Pool G05866
4.50%	02/01/40	16,211,663	18,037,130
Freddie Mac Gold Pool G06361
4.00%	03/01/41	21,987	24,229
Freddie Mac Gold Pool G06498
4.00%	04/01/41	21,897,012	23,984,166
Freddie Mac Gold Pool G06499
4.00%	03/01/41	10,350,458	11,250,088
Freddie Mac Gold Pool G07408
3.50%	06/01/43	20,699,745	22,299,529
Freddie Mac Gold Pool G07786
4.00%	08/01/44	196,301,527	215,604,121
Freddie Mac Gold Pool G07848
3.50%	04/01/44	103,577,718	111,714,312
Freddie Mac Gold Pool G07849
3.50%	05/01/44	14,761,921	15,819,484
Freddie Mac Gold Pool G07924
3.50%	01/01/45	21,344,920	22,874,099
Freddie Mac Gold Pool G07925
4.00%	02/01/45	12,663,079	13,794,354
Freddie Mac Gold Pool G08676
3.50%	11/01/45	74,754,124	79,759,201
Freddie Mac Gold Pool G08681
3.50%	12/01/45	49,115,754	52,404,243
Freddie Mac Gold Pool G08710
3.00%	06/01/46	275,017,286	289,401,308
Freddie Mac Gold Pool G08711
3.50%	06/01/46	21,140,636	22,516,445

See accompanying Notes to Financial Statements.

173 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08715
3.00%	08/01/46	$363,459,819	$382,469,586
Freddie Mac Gold Pool G08721
3.00%	09/01/46	36,856,805	38,784,499
Freddie Mac Gold Pool G08722
3.50%	09/01/46	92,263,788	98,268,209
Freddie Mac Gold Pool G08726
3.00%	10/01/46	394,669,156	415,421,082
Freddie Mac Gold Pool G08727
3.50%	10/01/46	75,505,573	80,463,151
Freddie Mac Gold Pool G08732
3.00%	11/01/46	236,114,191	248,529,208
Freddie Mac Gold Pool G08737
3.00%	12/01/46	139,132,137	146,447,783
Freddie Mac Gold Pool G08741
3.00%	01/01/47	138,207,723	145,474,763
Freddie Mac Gold Pool G08742
3.50%	01/01/47	119,342,598	127,057,447
Freddie Mac Gold Pool G08747
3.00%	02/01/47	45,150,069	47,524,085
Freddie Mac Gold Pool G08757
3.50%	04/01/47	58,547,483	62,091,043
Freddie Mac Gold Pool G08758
4.00%	04/01/47	42,912	46,098
Freddie Mac Gold Pool G08762
4.00%	05/01/47	44,651,868	47,716,037
Freddie Mac Gold Pool G08779
3.50%	09/01/47	233,537	247,671
Freddie Mac Gold Pool G08791
3.00%	12/01/47	260,487,860	273,623,547
Freddie Mac Gold Pool G08795
3.00%	01/01/48	134,520	141,303
Freddie Mac Gold Pool G08826
5.00%	06/01/48	33,743,275	36,568,834
Freddie Mac Gold Pool G08833
5.00%	07/01/48	20,033,520	21,711,487
Freddie Mac Gold Pool G08838
5.00%	09/01/48	9,466,959	10,246,505
Freddie Mac Gold Pool G08840
5.00%	08/01/48	3,551,465	3,835,578
Freddie Mac Gold Pool G08843
4.50%	10/01/48	26,752,300	28,849,252
Freddie Mac Gold Pool G08844
5.00%	10/01/48	29,571,950	32,004,452
Freddie Mac Gold Pool G08848
4.50%	11/01/48	5,153,892	5,552,744
Freddie Mac Gold Pool G08849
5.00%	11/01/48	11,657,771	12,593,388

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G12393
5.50%	10/01/21	$356,388	$361,378
Freddie Mac Gold Pool G12399
6.00%	09/01/21	280	286
Freddie Mac Gold Pool G12824
6.00%	08/01/22	449,556	467,376
Freddie Mac Gold Pool G12909
6.00%	11/01/22	1,238,033	1,290,777
Freddie Mac Gold Pool G13032
6.00%	09/01/22	140,540	143,933
Freddie Mac Gold Pool G13058
4.50%	10/01/20	305	306
Freddie Mac Gold Pool G15897
2.50%	09/01/31	72,944	76,094
Freddie Mac Gold Pool G16085
2.50%	02/01/32	4,895,058	5,111,605
Freddie Mac Gold Pool G16502
3.50%	05/01/33	146,370	154,267
Freddie Mac Gold Pool G16524
3.50%	05/01/33	46,145,975	48,951,966
Freddie Mac Gold Pool G16584
3.50%	08/01/33	9,863,339	10,412,502
Freddie Mac Gold Pool G16607
3.50%	09/01/33	90,669,423	96,269,697
Freddie Mac Gold Pool G16623
2.50%	09/01/32	45,084,707	46,934,012
Freddie Mac Gold Pool G16755
3.50%	02/01/34	100,490,617	106,383,472
Freddie Mac Gold Pool G16756
3.50%	01/01/34	7,900,006	8,390,425
Freddie Mac Gold Pool G18581
2.50%	01/01/31	48,279	50,217
Freddie Mac Gold Pool G18596
3.00%	04/01/31	55,325,321	58,089,712
Freddie Mac Gold Pool G18691
3.00%	06/01/33	26,540,040	27,814,083
Freddie Mac Gold Pool G18692
3.50%	06/01/33	41,478,628	43,703,711
Freddie Mac Gold Pool G18713
3.50%	11/01/33	51,283,240	54,034,119
Freddie Mac Gold Pool G60023
3.50%	04/01/45	18,289,578	19,627,620
Freddie Mac Gold Pool G60080
3.50%	06/01/45	214,367,408	229,724,979
Freddie Mac Gold Pool G60138
3.50%	08/01/45	152,131,196	163,271,539
Freddie Mac Gold Pool G60238
3.50%	10/01/45	66,155,752	70,915,913

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 174

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G67700
3.50%	08/01/46	$48,609,575	$52,198,429
Freddie Mac Gold Pool G67703
3.50%	04/01/47	488,785,467	523,649,973
Freddie Mac Gold Pool G67706
3.50%	12/01/47	263,734,483	282,381,527
Freddie Mac Gold Pool G67707
3.50%	01/01/48	575,119,863	619,759,488
Freddie Mac Gold Pool G67708
3.50%	03/01/48	658,747,213	702,235,300
Freddie Mac Gold Pool G67709
3.50%	03/01/48	432,295,184	464,139,647
Freddie Mac Gold Pool G67710
3.50%	03/01/48	452,074,001	480,479,121
Freddie Mac Gold Pool G67711
4.00%	03/01/48	118,072,926	128,564,696
Freddie Mac Gold Pool G67713
4.00%	06/01/48	172,763,602	187,261,448
Freddie Mac Gold Pool G67714
4.00%	07/01/48	196,424	213,879
Freddie Mac Gold Pool G67717
4.00%	11/01/48	167,893,456	182,726,676
Freddie Mac Gold Pool G67718
4.00%	01/01/49	263,393,047	285,084,716
Freddie Mac Gold Pool H00790
5.50%	05/01/37	15,322	16,946
Freddie Mac Gold Pool H05069
5.50%	05/01/37	404,747	448,214
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	37,068,191	40,885,239
Freddie Mac Gold Pool U99097
3.50%	07/01/43	62,042,932	66,359,540
Freddie Mac Gold Pool V61222
2.50%	06/01/31	130,924	136,549
Freddie Mac Gold Pool V62078
3.50%	08/01/33	9,707,821	10,296,141
Freddie Mac Gold Pool V62129
3.50%	08/01/33	20,414,973	21,617,636
Freddie Mac Gold Pool V80356
3.50%	08/01/43	39,044,714	42,111,889
Freddie Mac Gold Pool WN1000
3.70%	07/01/33	140,700,000	166,471,557
Freddie Mac Pool RE6029
3.00%	02/01/50	26,091,666	27,182,274
Freddie Mac Pool SB8020
2.50%	12/01/34	661,149,194	686,149,586
Freddie Mac Pool SD7502
3.50%	07/01/49	23,345,966	24,793,039

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool SD7503
3.50%	08/01/49	$43,903,403	$46,761,903
Freddie Mac Pool SD7511
3.50%	01/01/50	38,754,928	41,314,550
Freddie Mac Pool SD8016
3.00%	10/01/49	19,006,214	19,934,040
Freddie Mac Pool SD8044
3.00%	02/01/50	88,409,283	92,825,806
Freddie Mac Pool ZT0277
3.50%	10/01/46	4,058,366	4,325,138
Freddie Mac Pool ZT1403
3.50%	11/01/33	59,223,277	62,487,984
Freddie Mac REMICS, Series 1073,
Class G
7.00%	05/15/21	61	63
Freddie Mac REMICS, Series 1107,
Class ZC
6.50%	07/15/21	634	650
Freddie Mac REMICS, Series 1980,
Class Z
7.00%	07/15/27	69,560	79,869
Freddie Mac REMICS, Series 1983,
Class Z
6.50%	12/15/23	22,291	24,173
Freddie Mac REMICS, Series 2098,
Class TZ
6.00%	01/15/28	277,944	309,089
Freddie Mac REMICS, Series 2174,
Class PN
6.00%	07/15/29	14,871	16,796
Freddie Mac REMICS, Series 2313,
Class LA
6.50%	05/15/31	7,346	8,471
Freddie Mac REMICS, Series 2433,
Class SA
(-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
19.10%	02/15/32[1]	8,464	12,791
Freddie Mac REMICS, Series 2481,
Class AW
6.50%	08/15/32	32,336	35,752
Freddie Mac REMICS, Series 3019,
Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
6.50%	08/15/35[1]	1,334,272	315,647
Freddie Mac REMICS, Series 3063,
Class YG
5.50%	11/15/35	3,426,068	3,971,516
Freddie Mac REMICS, Series 3300,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
6.50%	08/15/35[1]	589,911	114,771

See accompanying Notes to Financial Statements.

175 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3707,
Class EI (IO)
5.00%	12/15/38	$7,382,742	$329,501
Freddie Mac REMICS, Series 3730,
Class JG
3.00%	09/15/39	8,855	9,091
Freddie Mac REMICS, Series 3752,
Class XL (IO)
4.50%	11/15/40	57,415,869	64,201,162
Freddie Mac REMICS, Series 3891,
Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
5.25%	07/15/41[1]	6,380,248	749,197
Freddie Mac REMICS, Series 3904,
Class JB
4.50%	08/15/41	16,773,097	18,907,603
Freddie Mac REMICS, Series 3925,
Class LB
4.50%	09/15/41	9,215,000	11,479,652
Freddie Mac REMICS, Series 3928,
Class JD
4.00%	09/15/41	32,095,702	35,658,903
Freddie Mac REMICS, Series 4102,
Class TC
2.50%	09/15/41	14,435,065	14,934,038
Freddie Mac REMICS, Series 4161,
Class BA
2.50%	12/15/41	22,288,543	23,238,875
Freddie Mac REMICS, Series 4818,
Class CA
3.00%	04/15/48	5,969,082	6,198,929
Freddie Mac REMICS, Series 4846,
Class PA
4.00%	06/15/47	2,173,776	2,305,714
Freddie Mac REMICS, Series 4852,
Class CA
4.00%	11/15/47	65,136,514	70,225,099
Freddie Mac REMICS, Series 4860,
Class BH
3.50%	10/15/48	32,793,832	34,205,088
Freddie Mac REMICS, Series 4860,
Class PA
3.50%	02/15/49	10,917,923	11,333,364
Freddie Mac REMICS, Series 4879,
Class BC
3.00%	04/15/49	5,836,941	6,071,074
Freddie Mac REMICS, Series 4896,
Class DA
3.00%	01/15/49	4,110,035	4,271,250

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 4937,
Class MF
(LIBOR USD 1-Month plus 0.45%)
1.40%	12/25/49[1]	$14,164,904	$14,019,805
Freddie Mac Strips, Series 309,
Class PO (PO)
0.00%	08/15/43[9]	28,085,075	25,760,628
Freddie Mac Strips, Series 319,
Class F2
(LIBOR USD 1-Month plus 0.50%)
1.20%	11/15/43[1]	5,374,153	5,275,710
Ginnie Mae I Pool 782817
4.50%	11/15/39	16,792,337	18,654,443
Ginnie Mae I Pool AA5452
3.50%	07/15/42	223,989	241,129
Ginnie Mae II Pool 2631
7.00%	08/20/28	1,754	1,974
Ginnie Mae II Pool 3388
4.50%	05/20/33	4,356	4,687
Ginnie Mae II Pool 3427
4.50%	08/20/33	1,674	1,796
Ginnie Mae II Pool 3554
4.50%	05/20/34	1,622	1,739
Ginnie Mae II Pool 4058
5.00%	12/20/37	1,132	1,232
Ginnie Mae II Pool 4342
5.00%	01/20/39	1,409	1,587
Ginnie Mae II Pool 4520
5.00%	08/20/39	27,597	31,070
Ginnie Mae II Pool 5140
4.50%	08/20/41	58,879	64,979
Ginnie Mae II Pool 5175
4.50%	09/20/41	62,466	68,927
Ginnie Mae II Pool 5281
4.50%	01/20/42	17,888	19,740
Ginnie Mae II Pool 783591
4.50%	07/20/41	23,678	26,135
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	07/20/34[1]	13,746	14,206
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
4.00%	03/20/35[1]	22,365	22,647
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	08/20/35[1]	23,092	23,965

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 176

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.13%	10/20/35[1]	$20,472	$21,271
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.88%	05/20/25[1]	3,769	3,889
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.88%	06/20/25[1]	4,936	4,964
Ginnie Mae II Pool MA0627
4.50%	12/20/42	70,676	78,026
Ginnie Mae II Pool MA0701
4.50%	01/20/43	88,634	97,379
Ginnie Mae II Pool MA1157
3.50%	07/20/43	71,251	76,928
Ginnie Mae II Pool MA1997
4.50%	06/20/44	19,428	21,318
Ginnie Mae II Pool MA2374
5.00%	11/20/44	487,734	532,402
Ginnie Mae II Pool MA2756
4.50%	04/20/45	42,837	46,927
Ginnie Mae II Pool MA2828
4.50%	05/20/45	1,842,043	2,014,308
Ginnie Mae II Pool MA2894
4.50%	06/20/45	704,945	770,705
Ginnie Mae II Pool MA3036
4.50%	08/20/45	75,327	82,352
Ginnie Mae II Pool MA3309
3.00%	12/20/45	17,422	18,734
Ginnie Mae II Pool MA3456
4.50%	02/20/46	489,867	535,541
Ginnie Mae II Pool MA3521
3.50%	03/20/46	67,483,485	71,805,401
Ginnie Mae II Pool MA3524
5.00%	03/20/46	21,272	23,422
Ginnie Mae II Pool MA3597
3.50%	04/20/46	169,530,908	180,388,354
Ginnie Mae II Pool MA3600
5.00%	04/20/46	12,774,322	14,131,918
Ginnie Mae II Pool MA3663
3.50%	05/20/46	49,383,779	52,546,516
Ginnie Mae II Pool MA3665
4.50%	05/20/46	210,606	227,562
Ginnie Mae II Pool MA3666
5.00%	05/20/46	7,425,747	8,207,636
Ginnie Mae II Pool MA3738
4.50%	06/20/46	882,690	956,238

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA3739
5.00%	06/20/46	$4,166,834	$4,609,955
Ginnie Mae II Pool MA3805
4.50%	07/20/46	7,212,567	7,793,255
Ginnie Mae II Pool MA3806
5.00%	07/20/46	322,294	355,256
Ginnie Mae II Pool MA3876
4.50%	08/20/46	7,511,005	8,136,845
Ginnie Mae II Pool MA3877
5.00%	08/20/46	1,494,453	1,635,054
Ginnie Mae II Pool MA3937
3.50%	09/20/46	39,408,926	41,834,311
Ginnie Mae II Pool MA3939
4.50%	09/20/46	3,948,566	4,329,539
Ginnie Mae II Pool MA4003
3.00%	10/20/46	21,407,468	22,748,949
Ginnie Mae II Pool MA4006
4.50%	10/20/46	4,414,681	4,782,526
Ginnie Mae II Pool MA4007
5.00%	10/20/46	8,718,357	9,650,646
Ginnie Mae II Pool MA4069
3.50%	11/20/46	122,283,805	129,809,646
Ginnie Mae II Pool MA4071
4.50%	11/20/46	12,977,901	14,217,813
Ginnie Mae II Pool MA4072
5.00%	11/20/46	2,300,512	2,549,226
Ginnie Mae II Pool MA4126
3.00%	12/20/46	356,811,528	378,724,805
Ginnie Mae II Pool MA4127
3.50%	12/20/46	128,557,724	136,308,990
Ginnie Mae II Pool MA4129
4.50%	12/20/46	38,932,435	42,583,041
Ginnie Mae II Pool MA4198
4.50%	01/20/47	342,637	369,687
Ginnie Mae II Pool MA4199
5.00%	01/20/47	7,186,079	7,954,685
Ginnie Mae II Pool MA4264
4.50%	02/20/47	107,359,316	116,644,750
Ginnie Mae II Pool MA4265
5.00%	02/20/47	1,932,307	2,116,242
Ginnie Mae II Pool MA4324
5.00%	03/20/47	10,737,673	11,647,225
Ginnie Mae II Pool MA4382
3.50%	04/20/47	90,671,710	96,138,675
Ginnie Mae II Pool MA4384
4.50%	04/20/47	5,398,916	5,801,530
Ginnie Mae II Pool MA4385
5.00%	04/20/47	17,824,701	19,256,587

See accompanying Notes to Financial Statements.

177 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4453
4.50%	05/20/47	$282,191,786	$305,765,199
Ginnie Mae II Pool MA4454
5.00%	05/20/47	41,948,103	45,291,642
Ginnie Mae II Pool MA4510
3.50%	06/20/47	81,047	85,908
Ginnie Mae II Pool MA4511
4.00%	06/20/47	18,603,540	19,897,106
Ginnie Mae II Pool MA4512
4.50%	06/20/47	997,037	1,079,594
Ginnie Mae II Pool MA4513
5.00%	06/20/47	787,879	850,678
Ginnie Mae II Pool MA4586
3.50%	07/20/47	154,609,182	163,882,880
Ginnie Mae II Pool MA4589
5.00%	07/20/47	39,230,391	42,320,531
Ginnie Mae II Pool MA4652
3.50%	08/20/47	11,661,867	12,361,363
Ginnie Mae II Pool MA4655
5.00%	08/20/47	48,426,354	52,609,040
Ginnie Mae II Pool MA4719
3.50%	09/20/47	152,586,917	161,739,316
Ginnie Mae II Pool MA4720
4.00%	09/20/47	369,876	394,625
Ginnie Mae II Pool MA4722
5.00%	09/20/47	879,178	948,799
Ginnie Mae II Pool MA4781
5.00%	10/20/47	11,670,903	12,590,209
Ginnie Mae II Pool MA4836
3.00%	11/20/47	328,716,591	349,265,050
Ginnie Mae II Pool MA4837
3.50%	11/20/47	365,630,548	387,447,375
Ginnie Mae II Pool MA4838
4.00%	11/20/47	122,873,255	131,094,802
Ginnie Mae II Pool MA4840
5.00%	11/20/47	3,339,781	3,627,681
Ginnie Mae II Pool MA4900
3.50%	12/20/47	23,635,690	25,046,010
Ginnie Mae II Pool MA4901
4.00%	12/20/47	82,820,284	88,361,855
Ginnie Mae II Pool MA4961
3.00%	01/20/48	1,099,557	1,168,292
Ginnie Mae II Pool MA4963
4.00%	01/20/48	144,643,228	154,321,420
Ginnie Mae II Pool MA5078
4.00%	03/20/48	88,912	94,861
Ginnie Mae II Pool MA5137
4.00%	04/20/48	57,979,331	62,444,747

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA5399
4.50%	08/20/48	$12,267,758	$13,099,219
Ginnie Mae II Pool MA5466
4.00%	09/20/48	21,264,478	22,688,256
Ginnie Mae II Pool MA5467
4.50%	09/20/48	47,586	50,796
Ginnie Mae II Pool MA5528
4.00%	10/20/48	99,669,162	106,342,585
Ginnie Mae II Pool MA5530
5.00%	10/20/48	20,552,880	21,849,780
Ginnie Mae II Pool MA5651
4.00%	12/20/48	35,068	37,491
Ginnie Mae II Pool MA6030
3.50%	07/20/49	164,674,020	170,987,458
Ginnie Mae II Pool MA6080
3.00%	08/20/49	24,362	25,367
Ginnie Mae II Pool MA6081
3.50%	08/20/49	48,891,842	50,766,307
Ginnie Mae II Pool MA6209
3.00%	10/20/49	32,670,386	34,082,991
Ginnie Mae II Pool MA6210
3.50%	10/20/49	19,926,374	20,719,947
Ginnie Mae Pool (TBA)
3.00%	05/20/50	636,700,000	672,315,343
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33	6,938,974	7,729,966
Ginnie Mae, Series 2007-35, Class PY (IO)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
6.05%	06/16/37[1]	13,035,961	2,659,367
Ginnie Mae, Series 2009-106, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.25%, 6.25% Cap)
5.48%	03/20/36[1]	10,845,181	1,255,296
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.03%	05/20/37[1]	27,372,249	4,058,743
Ginnie Mae, Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
5.71%	12/20/39[1]	4,558,500	1,067,923
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38	6,623	6,858
Ginnie Mae, Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.10%	07/16/39[1]	46,110	7,876
Ginnie Mae, Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
5.60%	08/16/38[1]	72,071	7,203

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 178

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
5.70%	01/16/40[1]	$58,773	$13,045
Ginnie Mae, Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
5.10%	01/16/40[1]	10,685,992	2,105,683
Ginnie Mae, Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
5.80%	09/16/39[1]	2,518,926	230,379
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41	128,527	27,217
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43	51,184,000	55,833,846
Ginnie Mae, Series 2014-108, Class PA
2.63%	12/20/39	15,817,214	16,447,775
Ginnie Mae, Series 2018-124, Class NW
3.50%	09/20/48	1,844,791	1,987,419
Ginnie Mae, Series 2019-1, Class NP
3.50%	01/20/49	33,681,762	35,827,917
Ginnie Mae, Series 2019-119, Class JE
3.00%	09/20/49	55,096,547	57,294,963
Ginnie Mae, Series 2019-15, Class GT
3.50%	02/20/49	33,532,532	35,433,949
Ginnie Mae, Series 2019-44, Class CA
3.50%	12/20/48	18,847,557	19,820,615
Ginnie Mae, Series 2019-71, Class PT
3.00%	06/20/49	18,070,444	19,025,640
Ginnie Mae, Series 2019-86, Class C
2.50%	03/20/49	38,761,947	39,984,321
Ginnie Mae, Series 2019-90, Class HE
3.00%	07/20/49	50,433,616	52,613,569
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
1.43%	10/07/20[1]	5,760,731	5,716,496
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
1.54%	12/08/20[1]	6,216,179	6,203,976
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
1.54%	12/08/20[1]	16,822,458	16,825,344
UMBS (TBA)
2.50%	05/01/35	7,686,000,000	7,969,573,433
2.50%	05/01/50	2,277,850,000	2,355,439,038
3.00%	05/01/50	4,854,300,000	5,086,585,779
3.50%	05/01/35	42,875,000	45,080,718

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.50%	05/01/50	$1,099,875,000	$1,161,957,829
5.00%	05/01/50	200,175,000	215,772,490

			40,028,668,224

Total Mortgage-Backed
(Cost $45,447,990,491)			46,173,479,486

MUNICIPAL BONDS — 1.22%*

California — 0.57%
Los Angeles Department of Water & Power
Power System Revenue, Build America
Taxable Bonds, Water Utility Improvements,
Series SY
6.01%	07/01/39	350,000	462,521
Los Angeles Department of Water & Power
Power System Revenue, Taxable Bonds,
Electric Light & Power Improvements,
Series C
5.52%	07/01/27	12,625,000	15,598,566
Los Angeles Unified School District, Build
America Bonds, School Improvements,
Series RY
6.76%	07/01/34	12,165,000	16,825,047
Los Angeles Unified School District, Build
America Taxable Bonds, School
Improvements, Series KR
5.75%	07/01/34	10,755,000	13,836,845
Metropolitan Water District of Southern
California, Build America Bonds, Water Utility
Improvements
6.95%	07/01/40	435,000	440,216
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.01%	05/15/50	197,625,000	180,447,433
3.26%	05/15/60	40,020,000	36,443,612
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49	70,765,000	82,412,924
State of California, Build America Bonds,
School Improvements, General Obligation
7.95%	03/01/36	77,500,000	77,808,450
State of California, Build America Taxable
Bonds, Various Purpose, Water Utility
Improvements
7.50%	04/01/34	3,885,000	6,139,038
University of California, Taxable, College &
University, Revenue Bonds, University &
College Improvements, Series AP
3.93%	05/15/45	30,040,000	32,771,838

			463,186,490

See accompanying Notes to Financial Statements.

179 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Florida — 0.02%
County of Miami-Dade Aviation Revenue
Bonds, Airport and Marina Improvements,
Series A
5.00%	10/01/49	$11,900,000	$13,504,120

Massachusetts — 0.11%
Commonwealth of Massachusetts, Public Improvements, Series C
3.00%	03/01/49	26,340,000	27,043,805
Commonwealth of Massachusetts, Public Improvements, Series C
3.00%	03/01/48	59,745,000	61,445,940

			88,489,745

Missouri — 0.01%
Health & Educational Facilities Authority of the State of Missouri, Taxable Revenue Bonds, Washington University, University and College Improvements
3.65%	08/15/57	8,490,000	9,960,893

New Jersey — 0.00%
Jersey City Municipal Utilities Authority, Taxable Bonds, Water Utility Improvements, Series B
5.47%	05/15/27	400,000	456,080
New Jersey State Turnpike Authority, Build America Taxable Bonds, Highway Improvements, Series A
7.10%	01/01/41	285,000	396,697
New Jersey Turnpike Authority, Taxable Bonds, Highway Revenue, Series F
3.73%	01/01/36	300,000	331,881

			1,184,658

New York — 0.50%
City of New York, Build America Bonds, Public Improvements
4.77%	10/01/23	4,420,000	4,903,150
5.21%	10/01/31	6,420,000	7,532,008
5.52%	10/01/37	6,075,000	7,329,548
5.82%	10/01/31	220,000	221,133
City of New York, Build America Taxable Bonds, Public Improvements, Series F1
6.65%	12/01/31	43,210,000	43,760,927
City of New York, General Obligation Bonds, Public Improvements, Series D-1
4.00%	03/01/50	7,000,000	7,831,600
New York City Municipal Water Finance Authority, Build America Bonds, Water Utility Improvements, Series SE
6.49%	06/15/42	3,555,000	3,582,622

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Taxable Bonds, Public Improvements, Subseries C5
3.90%	05/01/31	$15,000,000	$16,875,450
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Taxable Bonds, Public Improvements, Subseries FI
4.00%	08/01/33	6,450,000	7,263,925
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Taxable Bonds, Public Improvements, Subseries SU
3.88%	08/01/31	3,135,000	3,416,492
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds, Public Improvements
5.51%	08/01/37	25,000,000	32,724,250
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds, School Improvements, Series G-3
5.27%	05/01/27	13,135,000	15,892,299
New York City Water & Sewer System Revenue Bonds, Water Utility Improvements
3.00%	06/15/50	25,595,000	26,013,478
New York City Water & Sewer System, Revenue Bonds, Series EE
3.50%	06/15/42	80,000,000	90,652,802
New York State Dormitory Authority, Build America Bonds, University & College Improvements
5.29%	03/15/33	44,990,000	52,714,333
New York State Dormitory Authority, Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series A
4.00%	07/01/50	37,575,000	40,802,043
4.00%	07/01/53	4,855,000	5,269,083
New York State Dormitory Authority, Revenue Bonds, School Improvements, Series A
4.00%	03/15/48	9,870,000	10,999,325
New York State Dormitory Authority, Unrefunded Build America Bonds, University & College Improvements
5.43%	03/15/39	21,400,000	25,112,258

			402,896,726

Texas — 0.01%
Texas A&M University, Taxable Bond, University & College Improvements, Series B
2.69%	05/15/25	350,000	365,224

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 180

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Texas (continued)
Texas Transportation Commission State
Highway Fund, Build America Taxable
Bonds, Highway Improvements, Series B
5.18%	04/01/30	$3,075,000	$3,706,913

			4,072,137

Total Municipal Bonds
(Cost $985,291,412)			983,294,769

U.S. TREASURY SECURITIES — 12.62%
U.S. Treasury Bonds — 4.77%
U.S. Treasury Bonds
2.38%	11/15/49	291,917,000	363,926,995
U.S. Treasury Bonds - Treasury Inflation
Indexed Bonds
0.25%	02/15/50[10]	1,132,657,235	1,166,165,699
U.S. Treasury Bonds (WI)
2.00%	02/15/50	2,000,585,000	2,318,490,460

			3,848,583,154

U.S. Treasury Notes — 7.85%
U.S. Treasury Notes
0.50%	03/31/25	3,357,453,000	3,378,043,420
1.13%	02/28/22	11,370,000	11,567,643
1.13%	02/28/25	83,714,000	86,833,657
1.50%	02/15/30	12,145,000	13,079,358
1.75%	12/31/24	953,425,000	1,015,323,143
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.13%	07/15/24[10]	54,369,803	54,491,578
0.13%	10/15/24[10]	688,182,687	696,139,834
0.13%	07/15/26[10]	80,571,210	81,346,893
0.25%	07/15/29[10]	950,934,164	988,001,692

			6,324,827,218

Total U.S. Treasury Securities
(Cost $9,950,143,061)			10,173,410,372

Total Bonds – 106.00%
(Cost $85,371,985,878)			85,471,523,171

Issues		Shares	Value
COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings LLC[4,5,6,11]		1,180,703	64,939

Total Common Stock
(Cost $65,187,440)

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 14.13%
Commercial Paper — 0.41%
Ford Motor Credit Co. LLC
2.80%[12]	08/13/20		$50,000,000	$48,543,875
2.83%[12]	08/12/20		50,000,000	48,555,033
2.88%[12]	01/08/21		38,155,000	35,788,468
3.20%[12]	10/08/20		191,145,000	188,254,716
3.20%[12]	10/14/20		7,200,000	7,088,438

				328,230,530

Foreign Government Obligations — 2.20%
Japan Treasury Discount Bill, Series 862
(Japan)
0.00%[12]	04/10/20	[3]	25,000,000,000	231,589,824
Japan Treasury Discount Bill, Series 892
(Japan)
0.00%[12]	06/08/20	[3]	141,755,000,000	1,313,622,359
Japan Treasury Discount Bill, Series 894
(Japan)
0.00%[12]	06/15/20	[3]	25,000,000,000	231,681,974

				1,776,894,157

Money Market Funds — 8.76%
Dreyfus Government Cash Management Fund
0.29%[13]			2,226,896,464	2,226,896,464
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[13,14]			1,572,564,093	1,572,564,093
JPMorgan U.S. Government
Money Market Fund
0.28%[13]			1,311,676,000	1,311,676,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
0.23%[13]			1,948,817,000	1,948,817,000

				7,059,953,557

U.S. Agency Discount Notes — 1.49%
Federal Home Loan Bank
1.51%[12]	07/10/20		300,000,000	299,878,470
1.56%[12]	04/27/20		300,000,000	299,985,000
1.56%[12]	05/04/20		300,000,000	299,983,500
1.57%[12]	05/01/20		300,000,000	299,985,000

				1,199,831,970

U.S. Treasury Bills — 1.27%
U.S. Treasury Bills
0.00%[12]	10/01/20		45,730,000	45,706,881
0.26%[12,15]	09/10/20		180,935,000	180,850,322
0.27%[12]	07/09/20		570,000	569,855

See accompanying Notes to Financial Statements.

181 / Annual Report March 2020

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
1.53%[12]	07/16/20	$500,000,000	$499,898,785
1.53%[12]	07/23/20	300,000,000	299,932,905

			1,026,958,748

Total Short-Term Investments
(Cost $11,410,805,022)			11,391,868,962

Total Investments Before Written Options – 120.13%
(Cost $96,847,978,340)			96,863,457,072

Written Options - (0.01)%
(Cost $(19,842,853))			(9,464,531)

Liabilities in Excess of Other Assets – (20.12)%			(16,226,098,067)

Net Assets – 100.00%			$80,627,894,474

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2020.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $26,090,561, which is 0.03% of total net assets.

[6]	Non-income producing security.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2020.

[10]	Inflation protected security. Principal amount reflects original security face amount.

[11]	Affiliated investment.

[12]	Represents annualized yield at date of purchase.

[13]	Represents the current yield as of March 31, 2020.

[14]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged for swaps is $182.

[15]

Securities, or a portion thereof, pledged as collateral for futures and options. The total market value of collateral pledged for futures is $125,532,094. The total market value of collateral pledged for options is $55,246,810.

†

Fair valued security. The aggregate value of fair valued securities is $3,430,498, which is 0.00% of total net assets. Fair valued securities are not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GBP): British Pound

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PO): Principal only

(SOFR): Secured Overnight Financing Rate

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
GBP 1,750,000	USD 2,108,475	Goldman Sachs International	04/24/20	$62,612
GBP 1,250,000	USD 1,516,536	Citigroup Global Markets, Inc.	04/24/20	34,240
USD 13,457,090	GBP 10,350,000	Goldman Sachs International	04/24/20	616,664
USD 1,338,403,520	JPY 141,755,000,000	Citigroup Global Markets, Inc.	06/08/20	21,440,194
USD 234,137,205	JPY 25,000,000,000	Citigroup Global Markets, Inc.	06/15/20	1,814,738

				23,968,448

USD 231,688,500	JPY 25,000,000,000	Barclay’s Capital	04/10/20	(12,883)

NET UNREALIZED APPRECIATION				$23,955,565

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 182

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	17,354	06/30/20	$3,824,523,319	$69,900,922	$69,900,922
U.S. Treasury Ten Year Ultra Bond	10,759	06/19/20	1,678,740,219	40,785,542	40,785,542
U.S. Treasury Five Year Note	5,883	06/30/20	737,489,203	520,715	520,715

			6,240,752,741	111,207,179	111,207,179

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ultra Bond	63	06/19/20	(13,978,125)	259,617	259,617

TOTAL FUTURES CONTRACTS			$6,226,774,616	$111,466,796	$111,466,796

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value
WRITTEN CALL OPTIONS EXCHANGE TRADED —

IMM Eurodollar 1 Year MIDCV Future Options	9,930	$140.50	05/22/20	$(418,521,013)	$(6,206,250)

WRITTEN PUT OPTIONS EXCHANGE TRADED —

IMM Eurodollar 1 Year MIDCV Future Options	9,930	$134.50	05/22/20	$203,958,414	$(3,258,281)

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate Swap[1]	Call	01/21/23	1.57%	Semi-annually	3-month USD LIBOR	Quarterly	$2,368,415	$57,861,089	$—	$57,861,089
Interest Rate Swap[1]	Call	01/21/23	1.58%	Semi-annually	3-month USD LIBOR	Quarterly	3,990,840	98,032,191	753,720	97,278,471
Interest Rate Swap[1]	Call	01/21/26	3 month USD LIBOR	Quarterly	1.67%	Semi-annually	963,415	(53,810,485)	—	(53,810,485)
Interest Rate Swap[1]	Call	01/21/26	3 month USD LIBOR	Quarterly	1.68%	Semi-annually	1,623,390	(91,310,330)	(522,058)	(90,788,272)

TOTAL SWAPS CONTRACTS							$8,946,060	$10,772,465	$231,662	$10,540,803

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

183 / Annual Report March 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

BONDS – 66.67%
ASSET-BACKED SECURITIES — 7.02%**
Citibank Credit Card Issuance Trust,
Series 2014-A1, Class A1
2.88%	01/23/23		$500,000	$505,183
Citibank Credit Card Issuance Trust,
Series 2018-A1, Class A1
2.49%	01/20/23		500,000	504,478
Higher Education Funding I, Series 2014-1,
Class A
(LIBOR USD 3-Month plus 1.05%)
2.73%	05/25/34	[1,2]	420,636	412,000
Honda Auto Receivables Owner Trust,
Series 2017-4, Class A4
2.21%	03/21/24		300,000	301,515
Honda Auto Receivables Owner Trust,
Series 2018-3, Class A3
2.95%	08/22/22		542,830	548,565
Honda Auto Receivables Owner Trust,
Series 2018-4, Class A3
3.16%	01/17/23		400,000	407,090
Nelnet Student Loan Trust, Series 2012-5A,
Class A
(LIBOR USD 1-Month plus 0.60%)
1.55%	10/27/36	[1,2]	368,119	337,480
PFS Financing Corp.,
Series 2017-D, Class A
2.40%	10/17/22	[2]	300,000	300,496
PFS Financing Corp.,
Series 2018-B, Class A
2.89%	02/15/23	[2]	300,000	298,369
PFS Financing Corp.,
Series 2018-C, Class A
(LIBOR USD 1-Month plus 0.48%)
1.18%	04/15/22	[1,2]	300,000	300,709
SLM Student Loan Trust, Series 2003-10A,
Class A3
(LIBOR USD 3-Month plus 0.47%)
1.21%	12/15/27	[1,2]	232,690	230,773
SLM Student Loan Trust, Series 2003-14,
Class A6
(LIBOR USD 3-Month plus 0.30%)
2.09%	07/25/25	[1]	258,351	250,358
SLM Student Loan Trust, Series 2005-8,
Class A4
(LIBOR USD 3-Month plus 0.55%)
2.34%	01/25/28	[1]	212,235	211,387
SLM Student Loan Trust, Series 2007-6,
Class A4
(LIBOR USD 3-Month plus 0.38%)
2.17%	10/25/24	[1]	192,478	190,243

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-8,
Class A4
(LIBOR USD 3-Month plus 0.47%)
2.26%	01/26/26	[1]	$171,851	$170,054
SLM Student Loan Trust, Series 2011-1,
Class A1
(LIBOR USD 1-Month plus 0.52%)
1.47%	03/25/26	[1]	37,478	37,455
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
1.50%	06/25/43	[1]	132,240	127,751
Toyota Auto Receivables Owner Trust,
Series 2018-A, Class A3
2.35%	05/16/22		522,133	523,499
Toyota Auto Receivables Owner Trust,
Series 2018-C, Class A3
3.02%	12/15/22		350,000	355,212
Toyota Auto Receivables Owner Trust,
Series 2018-D, Class A3
3.18%	03/15/23		500,000	509,603
Toyota Auto Receivables Owner Trust,
Series 2019-A, Class A3
2.91%	07/17/23		300,000	305,827
Toyota Auto Receivables Owner Trust,
Series 2020-A, Class A2
1.67%	11/15/22		520,000	518,501

Total Asset-Backed Securities (Cost $7,378,550)				7,346,548

CORPORATES — 21.44%*
Banking — 4.45%
Bank of America Corp. (GMTN)
2.37%	07/21/21	[3]	1,750,000	1,748,302
JPMorgan Chase & Co.
(LIBOR USD 3-Month plus 0.68%)
2.26%	06/01/21	[1]	400,000	397,648
(LIBOR USD 3-Month plus 1.00%)
2.83%	01/15/23	[1]	200,000	190,478
JPMorgan Chase Bank N.A. (BKNT)
3.09%	04/26/21	[3]	250,000	249,903
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	145,000	143,545
Santander UK Group Holdings PLC
(United Kingdom)
3.13%	01/08/21	[4]	500,000	498,724
3.57%	01/10/23	[4]	150,000	149,387
U.S. Bank N.A. (BKNT)
3.05%	07/24/20		550,000	550,928
Wells Fargo & Co. (GMTN)
2.60%	07/22/20		250,000	250,091

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 184

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Banking (continued)
Wells Fargo Bank N.A. (BKNT)
3.33%	07/23/21	[3]	$480,000	$480,891

				4,659,897

Communications — 0.52%
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[2]	390,000	389,513
4.74%	03/20/25	[2]	150,000	154,312

				543,825

Consumer Discretionary — 0.49%
BAT Capital Corp.
2.76%	08/15/22		400,000	393,611
Constellation Brands, Inc.
(LIBOR USD 3-Month plus 0.70%)
2.39%	11/15/21	[1]	125,000	117,861

				511,472

Electric — 1.76%
Dominion Energy, Inc., Series B
2.75%	09/15/22		350,000	348,534
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	250,000	266,482
Evergy, Inc.
4.85%	06/01/21		325,000	328,550
NextEra Energy Capital Holdings, Inc.
2.40%	09/01/21		250,000	249,969
(LIBOR USD 3-Month plus 0.55%)
2.16%	08/28/21	[1]	250,000	244,999
PNM Resources, Inc.
3.25%	03/09/21		400,000	402,661

				1,841,195

Finance — 5.10%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
4.45%	12/16/21	[4]	100,000	92,033
4.63%	10/30/20	[4]	200,000	198,911
5.00%	10/01/21	[4]	150,000	138,738
Air Lease Corp.
3.50%	01/15/22		200,000	180,898
BMW U.S. Capital LLC
(LIBOR USD 3-Month plus 0.38%)
2.28%	04/06/20	[1,2]	375,000	374,843
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.95%)
2.75%	07/24/23	[1]	308,000	291,070

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Finance (continued)
Daimler Finance North America LLC
2.20%	10/30/21	[2]	$65,000	$62,387
(LIBOR USD 3-Month plus 0.90%)
2.59%	02/15/22	[1,2]	290,000	268,866
Ford Motor Credit Co. LLC
2.34%	11/02/20		50,000	48,750
3.20%	01/15/21		250,000	243,750
3.81%	10/12/21		50,000	48,219
5.88%	08/02/21		205,000	201,925
(LIBOR USD 3-Month plus 0.79%)
1.57%	06/12/20	[1]	250,000	242,592
(LIBOR USD 3-Month plus 0.81%)
2.18%	04/05/21	[1]	480,000	432,435
GE Capital International Funding Co.
(Ireland)
2.34%	11/15/20	[4]	560,000	557,335
General Motors Financial Co., Inc.
4.38%	09/25/21		545,000	502,189
Morgan Stanley (GMTN)
5.50%	07/24/20		500,000	504,752
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,4]	500,000	497,630
Park Aerospace Holdings Ltd.
(Cayman Islands)
3.63%	03/15/21	[2,4]	100,000	100,426
4.50%	03/15/23	[2,4]	100,000	86,917
5.25%	08/15/22	[2,4]	295,000	266,996

				5,341,662

Food — 0.41%
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
1.82%	10/09/20	[1]	325,000	320,503
(LIBOR USD 3-Month plus 0.75%)
2.55%	10/22/20	[1]	106,000	104,888

				425,391

Health Care — 2.77%
Allergan Finance LLC
3.25%	10/01/22		200,000	199,308
Anthem, Inc.
3.70%	08/15/21		500,000	510,502
Bausch Health Cos., Inc. (Canada)
7.00%	03/15/24	[2,4]	280,000	286,999
Bayer U.S. Finance II LLC
2.20%	07/15/22	[2]	600,000	582,837
3.88%	12/15/23	[2]	140,000	143,530

See accompanying Notes to Financial Statements.

185 / Annual Report March 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Becton Dickinson and Co.
(LIBOR USD 3-Month plus 0.88%)
2.25%	12/29/20	[1]	$243,000	$234,838
Cigna Corp.
3.20%	09/17/20		200,000	200,310
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[2]	200,000	207,439
Shire Acquisitions Investments Ireland DAC
(Ireland)
2.40%	09/23/21	[4]	300,000	297,721
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
1.80%	03/19/21	[1]	240,000	237,133

				2,900,617

Industrials — 1.25%
BAE Systems Holdings, Inc.
2.85%	12/15/20	[2]	350,000	349,118
Bemis Co., Inc.
4.50%	10/15/21	[2]	385,000	401,211
General Electric Co. (GMTN)
4.63%	01/07/21		310,000	306,228
General Electric Co. (MTN)
5.55%	05/04/20		125,000	125,323
(LIBOR USD 3-Month plus 0.38%)
2.12%	05/05/26	[1]	150,000	121,955

				1,303,835

Information Technology — 0.95%
Broadcom, Inc.
3.13%	04/15/21	[2]	250,000	247,352
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	250,000	250,032
NXP BV/NXP Funding LLC (Netherlands)
4.13%	06/01/21	[2,4]	495,000	499,873

				997,257

Materials — 0.29%
International Flavors & Fragrances, Inc.
3.40%	09/25/20		300,000	301,298

Real Estate Investment Trust (REIT) — 1.64%
Boston Properties LP
4.13%	05/15/21		500,000	508,814
Essex Portfolio LP
5.20%	03/15/21		350,000	355,808
Healthcare Realty Trust, Inc.
3.75%	04/15/23		200,000	199,999
Highwoods Realty LP
3.20%	06/15/21		400,000	405,706

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Kimco Realty Corp.
3.20%	05/01/21		$250,000	$251,837

				1,722,164

Retail — 0.10%
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
2.54%	04/17/20	[1]	100,000	99,979

Services — 0.28%
IHS Markit Ltd. (Bermuda)
5.00%	11/01/22	[2,4]	280,000	295,229

Transportation — 1.43%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		353,862	360,940
Aviation Capital Group LLC
(LIBOR USD 3-Month plus 0.95%)
2.53%	06/01/21	[1,2]	250,000	238,733
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		93,604	94,602
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		323,605	332,064
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		147,941	148,975
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		320,833	323,485

				1,498,799

Total Corporates (Cost $22,898,978)				22,442,620

MORTGAGE-BACKED — 21.78%**
Non-Agency Commercial Mortgage-Backed — 3.16%
BX Commercial Mortgage Trust,
Series 2018-IND, Class A
(LIBOR USD 1-Month plus 0.75%)
1.45%	11/15/35	[1,2]	113,092	108,336
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A
(LIBOR USD 1-Month plus 0.80%)
1.50%	12/15/36	[1,2]	250,000	236,236
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C4,
Class A4
4.39%	07/15/46	[2]	292,881	298,386

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 186

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C6,
Class ASB
3.14%	05/15/45		$335,794	$340,943
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-LC11,
Class A5
2.96%	04/15/46		160,000	164,508
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A4
4.12%	07/15/49		147,452	148,484
Morgan Stanley Capital I Trust,
Series 2014-MP, Class A
3.47%	08/11/33	[2]	500,000	503,993
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A1
3.21%	06/15/51		112,867	114,025
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A4
2.79%	12/10/45		400,000	406,593
VNDO Mortgage Trust, Series 2012-6AVE,
Class A
3.00%	11/15/30	[2]	920,000	925,978
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
1.89%	11/15/45	[2,3]	1,473,682	57,849

				3,305,331

Non-Agency Mortgage-Backed — 2.53%
Aames Mortgage Investment Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.56%)
1.51%	04/25/36	[1]	523,459	483,591
Aames Mortgage Trust,
Series 2002-1, Class A3
(STEP-reset date 05/25/20)
7.40%	06/25/32		19,503	19,095
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
3.99%	05/25/35	[3]	53,107	49,247
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		58,714	60,829
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		4,520	4,633
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.94%	02/25/34	[3]	13,858	13,417
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A3
(LIBOR USD 1-Month plus 0.22%)
1.17%	08/25/36	[1]	651,444	610,887

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-AR31,
Class 4A2
4.25%	11/25/32	[3]	$21,299	$20,313
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
1.49%	07/19/44	[1]	138,568	116,229
First Franklin Mortgage Loan Trust,
Series 2006-FF10, Class A4
(LIBOR USD 1-Month plus 0.15%)
1.10%	07/25/36	[1]	14,322	14,380
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28		2	2
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
1.73%	12/25/34	[1]	380,251	276,860
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
4.10%	10/25/34	[3]	115,948	101,672
JPMorgan Mortgage Trust, Series 2005-A2,
Class 9A1
3.86%	04/25/35	[3]	175,320	155,375
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
4.58%	10/25/34	[3]	177,791	177,791
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.12%	06/25/34	[3]	5,801	5,506
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.47%	10/25/32	[3]	38,627	34,836
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
3.16%	12/25/32	[1]	158,401	135,810
Morgan Stanley ABS Capital I Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
1.25%	12/25/35	[1]	26,344	25,788
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	11
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A8
6.50%	11/25/31		42,540	41,768
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
4.07%	12/25/34	[3]	93,878	82,339

See accompanying Notes to Financial Statements.

187 / Annual Report March 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Terwin NIMs Trust, Series 2004-13AL,
Class 2PX (IO)
0.34%	08/25/34	[2,5,6]	$1,689,837	$24,861
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative
Average plus 1.40%)
3.37%	06/25/42	[1]	23,482	19,843
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
4.68%	06/25/33	[3]	54,970	51,748
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
1.45%	06/25/35	[1]	152,917	120,794

				2,647,625

U.S. Agency Commercial Mortgage-Backed — 3.23%
Fannie Mae-Aces, Series 2012-M4,
Class X1 (IO)
0.44%	04/25/22	[3]	3,833,988	20,190
Fannie Mae-Aces, Series 2020-M10,
Class X1 (IO)
1.92%	12/25/30	[3]	205,000	31,109
Fannie Mae-Aces, Series 2020-M10,
Class X9 (IO)
0.99%	12/25/27	[3]	210,000	10,506
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series J22F,
Class A1
3.45%	05/25/23		140,330	143,063
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K504,
Class A2
2.57%	09/25/20	[3]	404,942	404,888
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ26,
Class A1
2.14%	07/25/25		591,057	618,762
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS07,
Class X (IO)
0.65%	09/25/25	[3]	3,500,000	112,062
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q004,
Class A2H
2.91%	01/25/46	[3]	257,246	259,023
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q004,
Class AFL
(Federal Reserve US 12-Month Cumulative
Average plus 0.74%)
2.71%	05/25/44	[1]	306,630	306,729

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q010,
Class APT1
2.68%	04/25/46	[3]	$342,938	$345,557
Ginnie Mae, Series 2007-12, Class C
5.28%	04/16/41	[3]	249,012	251,313
Ginnie Mae, Series 2008-92, Class E
5.56%	03/16/44	[3]	202,118	205,995
Ginnie Mae, Series 2010-159, Class D
4.29%	09/16/44	[3]	499,842	517,271
Ginnie Mae, Series 2011-165, Class IO (IO)
0.39%	10/16/51	[3]	7,920,977	46,949
Ginnie Mae, Series 2012-135, Class IO (IO)
0.58%	01/16/53	[3]	3,465,660	109,999

				3,383,416

U.S. Agency Mortgage-Backed — 12.86%
Fannie Mae Pool 254548
5.50%	12/01/32		101,772	113,991
Fannie Mae Pool 468764
4.16%	07/01/21		630,000	639,377
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.51%)
3.58%	11/01/32	[1]	13,908	14,007
Fannie Mae Pool 555424
5.50%	05/01/33		67,090	75,902
Fannie Mae Pool 567002
8.00%	05/01/23		12,535	13,330
Fannie Mae Pool 655133
7.00%	08/01/32		6,912	7,458
Fannie Mae Pool 655151
7.00%	08/01/32		13,040	14,022
Fannie Mae Pool 762525
6.50%	11/01/33		20,525	23,190
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.55%)
4.43%	04/01/34	[1]	112,625	114,051
Fannie Mae Pool AD0538
6.00%	05/01/24		33,186	34,993
Fannie Mae Pool AE0443
6.50%	10/01/39		74,301	88,392
Fannie Mae Pool AL0851
6.00%	10/01/40		68,092	78,589
Fannie Mae Pool AM4580
3.43%	10/01/23		302,482	325,923
Fannie Mae REMICS, Series 1993-80,
Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
9.72%	05/25/23	[1]	540	603

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 188

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2001-42,
Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[1]	$1,211	$1,413
Fannie Mae REMICS, Series 2001-60,
Class OF
(LIBOR USD 1-Month plus 0.95%)
1.90%	10/25/31	[1]	95,295	96,809
Fannie Mae REMICS, Series 2002-30,
Class FB
(LIBOR USD 1-Month plus 1.00%)
1.95%	08/25/31	[1]	113,156	113,484
Fannie Mae REMICS, Series 2003-124,
Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[1]	15,828	19,305
Fannie Mae REMICS, Series 2004-60,
Class FW
(LIBOR USD 1-Month plus 0.45%)
1.40%	04/25/34	[1]	344,427	341,378
Fannie Mae REMICS, Series 2004-96,
Class MT
(-17.15 X LIBOR USD 1-Month plus 125.13%, 7.00% Cap)
7.00%	12/25/34	[1]	10,049	12,266
Fannie Mae REMICS, Series 2005-114,
Class PF
(LIBOR USD 1-Month plus 0.38%)
1.32%	08/25/35	[1]	230,797	230,629
Fannie Mae REMICS, Series 2005-73,
Class DF
(LIBOR USD 1-Month plus 0.25%)
1.20%	08/25/35	[1]	196,471	194,509
Fannie Mae REMICS, Series 2006-84,
Class WF
(LIBOR USD 1-Month plus 0.30%)
1.25%	02/25/36	[1]	12,634	12,616
Fannie Mae REMICS, Series 2007-68,
Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
5.75%	07/25/37	[1]	99,205	22,862
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39		4,934	4,986
Fannie Mae REMICS, Series 2010-109,
Class PF
(LIBOR USD 1-Month plus 0.40%)
1.35%	10/25/40	[1]	70,431	69,518
Fannie Mae REMICS, Series 2010-26,
Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
5.28%	11/25/36	[1]	373,587	81,825

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2011-47,
Class GF
(LIBOR USD 1-Month plus 0.57%)
1.52%	06/25/41	[1]	$124,993	$124,689
Fannie Mae REMICS, Series 2011-8,
Class PF
(LIBOR USD 1-Month plus 0.50%)
1.45%	01/25/40	[1]	50,276	50,120
Fannie Mae REMICS, Series 2012-19,
Class FP
(LIBOR USD 1-Month plus 0.50%)
1.45%	12/25/39	[1]	405,950	404,555
Fannie Mae REMICS, Series 2014-19,
Class FA
(LIBOR USD 1-Month plus 0.40%)
1.35%	11/25/39	[1]	147,773	147,365
Fannie Mae REMICS, Series 2018-79,
Class FA
(LIBOR USD 1-Month plus 0.25%)
1.20%	11/25/48	[1]	101,495	99,102
Fannie Mae REMICS, Series 2019-79,
Class FA
(LIBOR USD 1-Month plus 0.50%)
1.45%	01/25/50	[1]	258,755	256,716
Fannie Mae REMICS, Series 2020-10,
Class FA
(LIBOR USD 1-Month plus 0.50%)
1.45%	03/25/50	[1]	1,246,835	1,235,789
Freddie Mac Gold Pool C90474
7.00%	08/01/21		4,822	4,951
Freddie Mac Gold Pool G13107
5.50%	07/01/20		33	33
Freddie Mac REMICS, Series 1526,
Class L
6.50%	06/15/23		1,212	1,291
Freddie Mac REMICS, Series 2368,
Class AF
(LIBOR USD 1-Month plus 0.95%)
1.65%	10/15/31	[1]	67,011	68,423
Freddie Mac REMICS, Series 2733,
Class FB
(LIBOR USD 1-Month plus 0.60%)
1.30%	10/15/33	[1]	675,157	674,532
Freddie Mac REMICS, Series 2763,
Class FC
(LIBOR USD 1-Month plus 0.35%)
1.05%	04/15/32	[1]	37,051	36,990
Freddie Mac REMICS, Series 2990,
Class LE
(LIBOR USD 1-Month plus 0.32%)
1.02%	10/15/34	[1]	337,982	335,450

See accompanying Notes to Financial Statements.

189 / Annual Report March 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3066,
Class PF
(LIBOR USD 1-Month plus 0.30%)
1.00%	04/15/35	[1]	$262,441	$261,947
Freddie Mac REMICS, Series 3085,
Class FW
(LIBOR USD 1-Month plus 0.70%)
1.40%	08/15/35	[1]	439,866	441,610
Freddie Mac REMICS, Series 3139,
Class FL
(LIBOR USD 1-Month plus 0.30%)
1.00%	01/15/36	[1]	46,449	46,439
Freddie Mac REMICS, Series 3196,
Class FA
(LIBOR USD 1-Month plus 0.35%)
1.05%	04/15/32	[1]	315,089	314,310
Freddie Mac REMICS, Series 3300,
Class FA
(LIBOR USD 1-Month plus 0.30%)
1.00%	08/15/35	[1]	409,367	402,445
Freddie Mac REMICS, Series 3325,
Class NF
(LIBOR USD 1-Month plus 0.30%)
1.00%	08/15/35	[1]	82,236	80,845
Freddie Mac REMICS, Series 3652,
Class PF
(LIBOR USD 1-Month plus 0.75%)
1.45%	07/15/32	[1]	19,420	19,374
Freddie Mac REMICS, Series 3767,
Class JF
(LIBOR USD 1-Month plus 0.30%)
1.00%	02/15/39	[1]	169,133	169,076
Freddie Mac REMICS, Series 3792,
Class DF
(LIBOR USD 1-Month plus 0.40%)
1.10%	11/15/40	[1]	89,274	89,349
Freddie Mac REMICS, Series 3806,
Class DF
(LIBOR USD 1-Month plus 0.40%)
1.10%	08/15/25	[1]	75,034	74,611
Freddie Mac REMICS, Series 3845,
Class FQ
(LIBOR USD 1-Month plus 0.25%)
0.95%	02/15/26	[1]	171,185	170,940
Freddie Mac REMICS, Series 3879,
Class MF
(LIBOR USD 1-Month plus 0.35%)
1.05%	09/15/38	[1]	199,582	199,359

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3895,
Class BF
(LIBOR USD 1-Month plus 0.50%)
1.20%	07/15/41	[1]	$269,736	$267,065
Freddie Mac REMICS, Series 3907,
Class FM
(LIBOR USD 1-Month plus 0.35%)
1.05%	05/15/26	[1]	95,655	95,263
Freddie Mac REMICS, Series 3940,
Class PF
(LIBOR USD 1-Month plus 0.35%)
1.05%	05/15/40	[1]	563,100	561,758
Freddie Mac REMICS, Series 3946,
Class FG
(LIBOR USD 1-Month plus 0.35%)
1.05%	10/15/39	[1]	273,745	271,796
Freddie Mac REMICS, Series 4097,
Class TF
LIBOR USD 1-Month
1.10%	05/15/39	[1]	131,440	130,784
Freddie Mac REMICS, Series 4109,
Class KF
(LIBOR USD 1-Month plus 0.40%)
1.10%	05/15/32	[1]	18,772	18,774
Freddie Mac Strips, Series 263,
Class F5
(LIBOR USD 1-Month plus 0.50%)
1.20%	06/15/42	[1]	405,075	397,519
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.13%	10/20/31	[1]	8,108	8,411
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.88%	06/20/32	[1]	99,720	103,482
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	07/20/32	[1]	11,550	11,983
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.88%	04/20/33	[1]	82,831	85,992
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.13%	12/20/23	[1]	9,326	9,550

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 190

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	08/20/25	[1]	$21,070	$21,674
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	08/20/42	[1]	103,110	105,741
Ginnie Mae, Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
1.17%	10/20/32	[1]	127,752	126,780
Ginnie Mae, Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
1.17%	10/20/32	[1]	188,448	187,016
Ginnie Mae, Series 2003-42, Class FA
(LIBOR USD 1-Month plus 0.40%)
1.10%	07/16/31	[1]	628,913	628,115
Ginnie Mae, Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
2.98%	01/16/34	[1]	487,965	498,120
Ginnie Mae, Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
1.50%	10/16/39	[1]	140,290	140,779
Ginnie Mae, Series 2010-19, Class FD
(LIBOR USD 1-Month plus 0.45%)
1.15%	07/16/39	[1]	59,065	59,004
Ginnie Mae, Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 7.10% Cap)
0.60%	06/16/37	[1]	1,908,717	26,639
Ginnie Mae, Series 2012-10, Class FP
(LIBOR USD 1-Month plus 0.30%)
1.07%	01/20/41	[1]	24,743	24,695
Ginnie Mae, Series 2012-13, Class KF
(LIBOR USD 1-Month plus 0.30%)
1.07%	07/20/38	[1]	86,047	85,958
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
1.43%	10/07/20	[1]	675,261	670,076
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
1.54%	12/08/20	[1]	477,232	476,295

				13,469,008

Total Mortgage-Backed
(Cost $23,232,340)				22,805,380

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 16.43%
U.S. Treasury Notes — 16.43%
U.S. Treasury Floating Rate Notes
0.35%	07/31/21	[1]	$10,100,000	$10,110,658
U.S. Treasury Notes
1.13%	09/30/21		7,000,000	7,096,387
Total U.S. Treasury Securities
(Cost $17,153,029)				17,207,045

Total Bonds – 66.67%
(Cost $70,662,897)				69,801,593

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 32.80%
Commercial Paper — 0.29%
Ford Motor Credit Co. LLC
2.88%[7]	01/08/21		150,000	140,696
3.20%[7]	10/08/20		165,000	162,505

				303,201

Foreign Government Obligations — 2.43%
Japan Treasury Discount Bill, Series 892
(Japan)
0.00%[7]	06/08/20	[4]	275,000,000	2,548,384

Money Market Funds — 11.07%
Dreyfus Government Cash Management
Fund
0.29%[8]			3,419,000	3,419,000
Fidelity Investments Money Market Funds -
Government Portfolio
0.28%[8]			36,257	36,257
JPMorgan U.S. Government
Money Market Fund
0.28%[8]			3,331,000	3,331,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
0.23%[8]			4,800,000	4,800,000

				11,586,257

U.S. Treasury Bills — 19.01%
U.S. Treasury Bills
0.29%[7,9]	09/10/20		68,000	67,968
1.27%[7]	05/28/20		3,200,000	3,199,544
1.46%[7]	04/21/20		10,200,000	10,199,617
1.51%[7]	07/16/20		1,200,000	1,199,757
1.53%[7]	04/16/20		500,000	499,979
1.54%[7]	04/30/20		2,000,000	1,999,944
1.57%[7]	04/14/20		2,735,000	2,734,911

				19,901,720

Total Short-Term Investments
(Cost $34,386,040)				34,339,562

See accompanying Notes to Financial Statements.

191 / Annual Report March 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Value
Total Investments – 99.47%
(Cost $105,048,937)	$104,141,155

Cash and Other Assets, Less
Liabilities – 0.53%	553,149

Net Assets – 100.00%	$104,694,304

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2020.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $24,861, which is 0.02% of total net assets.

[7]	Represents annualized yield at date of purchase.
[8]	Represents the current yield as of March 31, 2020.

[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $67,968.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

Currency to be Purchased	Currency to be Sold	Counterparty		Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 2,623,565	JPY 275,000,000	Citigroup Global Markets, Inc.		06/08/20	$68,700

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Two Year Note	60	06/30/20	$(13,222,969)	$(46,450)	$(46,450)
U.S. Treasury Five Year Note	33	06/30/20	(4,136,859)	(21,423)	(21,423)

TOTAL			$(17,359,828)	$(67,873)	$(67,873)

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 192

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BONDS – 99.28%
ASSET-BACKED SECURITIES — 13.56%**
321 Henderson Receivables VI LLC
Series 2010-1A, Class B
9.31%	07/15/61	[1]	$322,811	$373,822
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
1.65%	07/25/56	[1,2]	3,599,927	3,419,905
AIMCO CLO, Series 2015-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
2.68%	01/15/28	[1,2,3]	10,000,000	9,708,000
Apidos CLO XXII, Series 2015-22A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
0.00%	04/20/31	[1,2,3]	5,000,000	4,794,620
ARES XXIX CLO Ltd., Series 2014-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
3.03%	04/17/26	[1,2,3]	1,820,956	1,810,394
Babson CLO Ltd., Series 2044-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
2.97%	07/20/25	[1,2,3]	1,923,420	1,935,188
Barings BDC Static CLO Ltd.,
Series 2019-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
2.85%	04/15/27	[1,2,3]	4,847,228	4,478,838
Barings BDC Static CLO Ltd.,
Series 2019-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
3.48%	04/15/27	[1,2,3]	2,400,000	2,262,480
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
2.77%	07/20/29	[1,2,3]	6,850,000	6,595,111
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.50%	01/25/35	[1,2]	522,277	470,327
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
1.40%	04/25/35	[1,2]	927,022	802,085
BlueMountain CLO Ltd., Series 2013-1A,
Class A1R2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
3.05%	01/20/29	[1,2,3]	4,000,000	3,910,800
BlueMountain CLO Ltd., Series 2015-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.33%)
3.18%	04/13/27	[1,2,3]	2,980,152	2,961,079

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
2.48%	02/25/30	[2]	$42,044	$40,661
CIT Education Loan Trust, Series 2007-1,
Class A
(LIBOR USD 3-Month plus 0.09%)
1.31%	03/25/42	[1,2]	2,573,254	2,329,881
CIT Education Loan Trust, Series 2007-1,
Class B
(LIBOR USD 3-Month plus 0.30%)
1.52%	06/25/42	[1,2]	2,300,064	1,950,957
Corevest American Finance Trust,
Series 2019-1, Class XA (IO)
2.16%	03/15/52	[1,4]	24,540,376	2,060,032
Corevest American Finance Trust,
Series 2019-3, Class XA (IO)
2.04%	10/15/52	[1,4]	8,140,261	723,687
Corevest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[1]	5,197,000	4,917,245
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
2.51%	11/15/28	[1,2,3]	7,500,000	6,837,000
Eaton Vance CLO Ltd., Series 2013-1A,
Class A1RR (Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
2.99%	01/15/28	[1,2,3]	4,200,000	4,068,540
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
2.30%	07/26/66	[1,2]	15,596,202	14,752,338
ECMC Group Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
2.00%	05/25/67	[1,2]	14,799,456	13,360,288
Edsouth Indenture No. 3 LLC, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.73%)
1.68%	04/25/39	[1,2]	121,204	114,006
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
1.75%	04/26/32	[1,2]	3,465,000	3,340,966
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
2.00%	03/25/36	[2]	72,297	71,503

See accompanying Notes to Financial Statements.

193 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
EFS Volunteer No. 2 LLC, Series 2012-1,
Class A2
(LIBOR USD 1-Month plus 1.35%)
2.30%	03/25/36	[1,2]	$5,867,096	$5,606,127
Flagship CLO VIII Ltd., Series 2014-8A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
2.69%	01/16/26	[1,2,3]	4,555,058	4,453,995
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
2.28%	08/27/46	[1,2]	2,530,493	2,266,316
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[1,3]	1,100,667	1,023,510
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
2.13%	08/25/42	[2]	411,951	371,963
GoldenTree Loan Management U.S. CLO 1,
Ltd., Series 2017-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
2.60%	04/20/29	[1,2,3]	4,650,000	4,533,745
Higher Education Funding I, Series 2014-1,
Class A
(LIBOR USD 3-Month plus 1.05%)
2.73%	05/25/34	[1,2]	1,560,559	1,528,520
J.G. Wentworth XXXVII LLC,
Series 2016-1A, Class A
3.41%	06/15/67	[1]	6,718,691	6,631,898
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60	[1]	3,540,116	3,313,952
LCM XXI LP, Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
2.70%	04/20/28	[1,2,3]	3,575,000	3,474,900
Limerock CLO III LLC, Series 2014-3A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.02%	10/20/26	[1,2,3]	3,324,476	3,295,553
Magnetite XVIII Ltd., Series 2016-18A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
2.77%	11/15/28	[1,2,3]	2,550,000	2,495,175
Navient Student Loan Trust, Series 2014-8,
Class A3
(LIBOR USD 1-Month plus 0.60%)
1.55%	05/27/49	[2]	5,819,825	5,355,038

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2016-2A,
Class A3
(LIBOR USD 1-Month plus 1.50%)
2.45%	06/25/65	[1,2]	$11,200,000	$11,292,989
Navient Student Loan Trust, Series 2017-1A,
Class A3
(LIBOR USD 1-Month plus 1.15%)
2.10%	07/26/66	[1,2]	16,200,000	14,896,451
Navient Student Loan Trust, Series 2017-3A,
Class A3
(LIBOR USD 1-Month plus 1.05%)
2.00%	07/26/66	[1,2]	18,400,000	16,794,173
Navient Student Loan Trust, Series 2018-3A,
Class A3
(LIBOR USD 1-Month plus 0.80%)
1.75%	03/25/67	[1,2]	3,500,000	3,165,316
Nelnet Student Loan Trust, Series 2006-2,
Class B
(LIBOR USD 3-Month plus 0.20%)
1.99%	01/25/38	[2]	3,316,552	2,608,036
Nelnet Student Loan Trust, Series 2007-1,
Class A3
(LIBOR USD 3-Month plus 0.07%)
1.75%	05/27/25	[2]	1,108,325	1,095,722
Nelnet Student Loan Trust, Series 2012-5A,
Class A
(LIBOR USD 1-Month plus 0.60%)
1.55%	10/27/36	[1,2]	109,760	100,625
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
(LIBOR USD 1-Month plus 0.95%)
1.90%	11/25/48	[1,2]	1,865,000	1,688,312
Nelnet Student Loan Trust, Series 2015-1A,
Class A
(LIBOR USD 1-Month plus 0.59%)
1.54%	04/25/46	[1,2]	2,145,801	1,928,734
Nelnet Student Loan Trust, Series 2015-3A,
Class A3
(LIBOR USD 1-Month plus 0.90%)
1.85%	06/25/54	[1,2]	11,000,000	9,543,060
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
LIBOR USD 3-Month
2.54%	01/29/46	[2]	111,137	109,958
Octagon Investment Partners 25 Ltd.,
Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
2.62%	10/20/26	[1,2,3]	4,910,000	4,845,674
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1 (Cayman Islands)
LIBOR USD 3-Month
2.70%	10/24/27	[1,2,3]	4,377,345	4,252,547

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 194

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
0.00%	04/20/28	[1,2,3]	$4,000,000	$3,759,996
PHEAA Student Loan Trust, Series 2013-3A,
Class A
(LIBOR USD 1-Month plus 0.75%)
1.70%	11/25/42	[1,2]	3,450,639	3,263,004
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
1.98%	08/15/31	[2]	518,205	453,303
SLC Student Loan Trust, Series 2005-2,
Class A4
(LIBOR USD 3-Month plus 0.16%)
0.90%	12/15/39	[2]	12,000,000	11,091,976
SLC Student Loan Trust, Series 2005-3,
Class A4
(LIBOR USD 3-Month plus 0.15%)
0.89%	12/15/39	[2]	13,800,000	12,670,056
SLC Student Loan Trust, Series 2006-1,
Class A6
(LIBOR USD 3-Month plus 0.16%)
0.90%	03/15/55	[2]	13,120,000	11,204,572
SLC Student Loan Trust, Series 2008-1,
Class A4A
(LIBOR USD 3-Month plus 1.60%)
2.34%	12/15/32	[2]	3,036,714	3,030,279
SLM Student Loan Trust, Series 2003-12,
Class B
(LIBOR USD 3-Month plus 0.59%)
1.33%	03/15/38	[2]	4,670,601	4,262,133
SLM Student Loan Trust, Series 2003-4,
Class A5D
(LIBOR USD 3-Month plus 0.75%)
1.49%	03/15/33	[1,2]	2,239,050	2,043,703
SLM Student Loan Trust, Series 2003-7,
Class B
(LIBOR USD 3-Month plus 0.57%)
1.31%	09/15/39	[2]	3,292,371	2,980,276
SLM Student Loan Trust, Series 2004-10,
Class B
(LIBOR USD 3-Month plus 0.37%)
2.16%	01/25/40	[2]	9,549,069	8,365,926
SLM Student Loan Trust, Series 2004-2,
Class B
(LIBOR USD 3-Month plus 0.47%)
2.26%	07/25/39	[2]	575,889	526,057
SLM Student Loan Trust, Series 2005-3,
Class B
(LIBOR USD 3-Month plus 0.15%)
1.94%	04/25/40	[2]	3,174,204	2,751,109

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-2,
Class A6
(LIBOR USD 3-Month plus 0.17%)
1.96%	01/25/41	[2]	$11,769,036	$10,526,165
SLM Student Loan Trust, Series 2006-8,
Class A6
(LIBOR USD 3-Month plus 0.16%)
1.95%	01/25/41	[2]	1,800,000	1,620,150
SLM Student Loan Trust, Series 2006-8,
Class B
(LIBOR USD 3-Month plus 0.23%)
2.02%	01/25/41	[2]	3,608,598	3,193,047
SLM Student Loan Trust, Series 2007-2,
Class B
(LIBOR USD 3-Month plus 0.17%)
1.96%	07/25/25	[2]	12,800,000	10,436,952
SLM Student Loan Trust, Series 2007-3,
Class A4
(LIBOR USD 3-Month plus 0.06%)
1.85%	01/25/22	[2]	184,111	176,655
SLM Student Loan Trust, Series 2007-3,
Class B
(LIBOR USD 3-Month plus 0.15%)
1.94%	01/25/28	[2]	12,800,000	9,653,330
SLM Student Loan Trust, Series 2007-7,
Class B
(LIBOR USD 3-Month plus 0.75%)
2.54%	10/27/70	[2]	2,195,000	1,942,813
SLM Student Loan Trust, Series 2007-8,
Class B
(LIBOR USD 3-Month plus 1.00%)
2.79%	04/27/83	[2]	4,510,643	3,837,954
SLM Student Loan Trust, Series 2008-2,
Class A3
(LIBOR USD 3-Month plus 0.75%)
2.54%	04/25/23	[2]	13,862,046	13,181,726
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	01/25/83	[2]	1,000,000	784,664
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
2.99%	04/26/83	[2]	710,000	642,369
SLM Student Loan Trust, Series 2008-4,
Class A4
(LIBOR USD 3-Month plus 1.65%)
3.44%	07/25/22	[2]	1,202,720	1,118,131
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	04/25/73	[2]	710,000	600,693

See accompanying Notes to Financial Statements.

195 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
3.49%	07/25/23	[2]	$6,078,010	$5,746,388
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/25/73	[2]	7,315,000	6,489,807
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
2.89%	07/25/23	[2]	9,191,165	8,965,945
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83	[2]	710,000	645,716
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
3.64%	07/26/83	[2]	820,000	750,434
SLM Student Loan Trust, Series 2008-8,
Class A4
(LIBOR USD 3-Month plus 1.50%)
3.29%	04/25/23	[2]	1,534,049	1,530,226
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.04%	10/25/75	[2]	735,000	665,236
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
3.29%	04/25/23	[2]	2,149,614	2,130,998
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.04%	10/25/83	[2]	7,235,000	7,147,437
SLM Student Loan Trust, Series 2009-3,
Class A
(LIBOR USD 1-Month plus 0.75%)
1.70%	01/25/45	[1,2]	8,149,232	7,430,929
SLM Student Loan Trust, Series 2011-1,
Class A2
(LIBOR USD 1-Month plus 1.15%)
2.10%	10/25/34	[2]	2,680,000	2,654,660
SLM Student Loan Trust, Series 2011-2,
Class A2
(LIBOR USD 1-Month plus 1.20%)
2.15%	10/25/34	[2]	4,035,000	3,990,497
SLM Student Loan Trust, Series 2012-1,
Class A3
(LIBOR USD 1-Month plus 0.95%)
1.90%	09/25/28	[2]	873,712	839,704

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
1.65%	01/25/29	[2]	$1,283,768	$1,229,759
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
1.60%	05/26/26	[2]	3,284,670	3,015,147
SLM Student Loan Trust, Series 2012-7,
Class B
(LIBOR USD 1-Month plus 1.80%)
2.75%	09/25/43	[2]	2,200,000	2,119,037
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
1.50%	06/25/43	[2]	1,183,202	1,143,038
SLM Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.60%)
1.55%	02/26/29	[2]	1,178,506	1,098,942
Store Master Funding, Series 2019-1,
Class A2
3.65%	11/20/49	[1]	5,055,078	4,666,714
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	1,672,188	1,865,232
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[1]	1,138,420	1,311,483
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	150,000	136,914
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.06%	07/17/28	[1,2,3]	6,300,000	6,154,565

Total Asset-Backed Securities
(Cost $434,507,151)				410,607,889

BANK LOANS — 1.47%*
Automotive — 0.02%
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.44%	04/30/26	[2]	597,000	549,240

Communications — 0.37%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.99%	01/31/25	[2]	987,500	926,606

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 196

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.24%	03/15/27	[2]	$249,375	$234,258
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.24%	04/04/26	[2]	995,000	945,250
Connect Finco SARL,
Term Loan B
(LIBOR plus 4.50%)
5.50%	12/12/26	[2]	3,000,000	2,418,750
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.86%	01/15/26	[2]	1,485,000	1,433,025
Frontier Communications Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.21%	06/17/24	[2]	7,456	7,126
5.35%	06/17/24	[2]	2,231,035	2,132,379
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/01/27	[2]	500,000	471,563
Sprint Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/02/24	[2]	489,899	488,062
(LIBOR plus 3.00%)
4.00%	02/02/24	[2]	987,500	983,797
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	03/09/27	[2]	1,250,000	1,187,500

				11,228,316

Consumer Discretionary — 0.03%
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.74%	02/05/23	[2]	796,184	758,365

Electric — 0.03%
Homer City Generation LP,
Term Loan B, 1st Lien
(LIBOR plus 11.00%)
12.46%	04/05/23	[2,5,6]	704,156	536,919

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.55%	12/31/25	[2]	$55,852	$53,373
2.74%	12/31/25	[2]	233,354	222,999

				813,291

Finance — 0.18%
Avolon TLB Borrower 1 US LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.52%	01/15/25	[2]	175,812	158,525
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.20%	10/06/23	[2]	5,956,840	5,435,617

				5,594,142

Food — 0.03%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
4.03%	08/03/25	[2]	1,047,368	992,382

Health Care — 0.39%
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[2]	500,000	477,500
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.75%	02/04/27	[2]	3,900,000	3,734,250
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	07/02/25	[2]	1,447,737	1,368,112
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.68%	11/15/27	[2]	249,375	237,945
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.20%	06/07/23	[2]	350,000	315,000
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
6.00%	06/26/26	[2]	1,691,500	1,495,777

See accompanying Notes to Financial Statements.

197 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.61%	06/02/25	[2]	$4,243,962	$4,061,832

				11,690,416

Industrials — 0.14%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.86%	07/01/26	[2]	1,491,244	1,425,383
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
6.15%	02/26/27	[2]	1,750,000	1,513,750
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
3.24%	05/30/25	[2]	1,496,250	1,379,041

				4,318,174

Information Technology — 0.14%
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
2.13%	11/04/22	[2]	1,950,000	1,862,250
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
2.74%	03/07/24	[2]	675,505	629,908
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
3.20%	06/11/25	[2]	986,240	951,722
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[2]	483,206	456,630
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/16/25	[2]	344,801	325,837

				4,226,347

Real Estate Investment Trust (REIT) — 0.08%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.74%	04/11/25	[2]	2,245,013	2,142,864

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Real Estate Investment Trust (REIT) (continued)
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.67%	12/20/24	[2]	$250,000	$232,656

				2,375,520

Retail — 0.02%
BC ULC/New Red Finance, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
2.74%	11/19/26	[2,3]	717,498	665,480

Services — 0.04%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.99%	05/30/25	[2]	1,052,311	1,025,567
4.00%	05/30/25	[2]	188,296	183,511

				1,209,078

Total Bank Loans
(Cost $46,671,485)				44,420,751

CORPORATES — 35.30%*
Automotive — 0.01%
Metalsa SA de CV, Series REGS (Mexico)
4.90%	04/24/23	[3]	500,000	424,200

Banking — 3.28%
Banco Internacional del Peru SAA Interbank,
Series REGS (Peru)
6.63%	03/19/29	[3,4]	250,000	254,136
Banco Nacional de Comercio Exterior
SNC/Cayman Islands (Mexico)
3.80%	08/11/26	[1,3,4]	2,000,000	1,834,687
Bank of America Corp.
2.74%	01/23/22	[4]	8,625,000	8,652,505
3.00%	12/20/23	[4]	1,515,000	1,547,811
Bank of America Corp. (MTN)
2.88%	10/22/30	[4]	2,000,000	2,003,442
3.12%	01/20/23	[4]	544,000	553,191
4.08%	03/20/51	[4]	10,670,000	12,258,582
Global Bank Corp. (Panama)
5.25%	04/16/29	[1,3,4]	600,000	586,200
Global Bank Corp.,
Series REGS (Panama)
5.25%	04/16/29	[3,4]	1,200,000	1,172,400
JPMorgan Chase & Co.
2.01%	03/13/26	[4]	13,055,000	13,007,144
3.20%	06/15/26		3,270,000	3,403,630

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 198

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23	[3,4]	$5,000,000	$4,934,979
2.91%	11/07/23	[3,4]	8,725,000	8,637,461
3.90%	03/12/24	[3]	1,500,000	1,520,717
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[3]	4,300,000	4,280,132
3.37%	01/05/24	[3,4]	3,000,000	2,918,888
4.80%	11/15/24	[3,4]	2,545,000	2,669,202
Santander UK PLC (United Kingdom)
2.50%	01/05/21	[3]	885,000	861,586
5.00%	11/07/23	[1,3]	3,415,000	3,446,384
Wells Fargo & Co. (MTN)
2.57%	02/11/31	[4]	5,105,000	4,895,603
5.01%	04/04/51	[4]	15,530,000	19,999,851

				99,438,531

Communications — 4.18%
AT&T, Inc.
4.30%	02/15/30		4,115,000	4,421,174
4.30%	12/15/42		2,300,000	2,437,893
4.75%	05/15/46		1,875,000	2,083,156
4.80%	06/15/44		6,267,000	6,823,526
5.15%	11/15/46		2,415,000	2,849,490
5.25%	03/01/37		4,935,000	5,771,344
C&W Senior Financing DAC (Ireland)
6.88%	09/15/27	[1,3]	1,200,000	1,044,000
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30	[1]	5,603,000	5,546,970
4.50%	05/01/32	[1]	1,650,000	1,611,174
5.38%	06/01/29	[1]	3,104,000	3,206,898
CenturyLink, Inc.
4.00%	02/15/27	[1]	1,036,000	1,006,242
Charter Communications Operating LLC/
Charter Communications Operating Capital
3.58%	07/23/20		1,250,000	1,246,187
5.38%	05/01/47		1,550,000	1,700,823
CSC Holdings LLC
5.38%	02/01/28	[1]	1,645,000	1,689,362
6.63%	10/15/25	[1]	867,000	912,768
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	10/15/24	[1,3]	6,392,000	4,088,962
9.75%	07/15/25	[1,3]	3,820,000	2,423,161
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[3]	1,735,000	2,384,851
Level 3 Financing, Inc.
4.63%	09/15/27	[1]	4,187,000	4,184,697
5.25%	03/15/26		120,000	121,200

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Qwest Corp.
6.75%	12/01/21		$2,235,000	$2,264,063
7.25%	09/15/25		955,000	990,813
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[1]	8,494,000	7,084,457
Sirius XM Radio, Inc.
3.88%	08/01/22	[1]	1,379,000	1,377,276
5.50%	07/01/29	[1]	3,500,000	3,574,641
Sprint Corp.
7.88%	09/15/23		3,296,000	3,638,240
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[1]	6,401,250	6,393,248
4.74%	03/20/25	[1]	9,165,000	9,428,448
Time Warner Cable LLC
5.50%	09/01/41		2,972,000	3,118,158
5.88%	11/15/40		965,000	1,024,984
T-Mobile USA, Inc.
4.50%	02/01/26		200,000	206,250
6.00%	03/01/23		1,264,000	1,278,871
6.00%	04/15/24		7,068,000	7,258,624
6.50%	01/15/24		740,000	752,950
Verizon Communications, Inc.
3.15%	03/22/30		2,200,000	2,374,727
4.13%	03/16/27		2,200,000	2,451,278
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	08/15/26	[1,3]	983,000	1,004,594
5.50%	05/15/29	[1,3]	4,379,000	4,404,660
Vodafone Group PLC (United Kingdom)
4.25%	09/17/50	[3]	1,460,000	1,543,477
4.88%	06/19/49	[3]	4,673,000	5,218,729
5.25%	05/30/48	[3]	4,682,000	5,665,202

				126,607,568

Consumer Discretionary — 0.54%
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,3]	1,180,000	1,263,192
5.15%	05/15/38	[1,3]	1,500,000	1,571,723
BAT Capital Corp.
4.54%	08/15/47		500,000	457,463
Reynolds American, Inc.
5.85%	08/15/45		12,245,000	12,969,577

				16,261,955

Electric — 2.14%
AES Panama SRL, Series REGS (Panama)
6.00%	06/25/22	[3]	250,000	239,125
Alabama Power Capital Trust V
4.53%	10/01/42	[4]	1,300,000	1,192,750

See accompanying Notes to Financial Statements.

199 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Cleco Power LLC
6.00%	12/01/40		$1,380,000	$2,230,142
Consolidated Edison Co. of New York, Inc.
4.45%	03/15/44		1,000,000	1,110,661
Dominion Energy, Inc.
5.75%	10/01/54	[4]	2,515,000	2,210,917
Dominion Energy, Inc., Series A
3.30%	03/15/25		7,025,000	7,114,032
Duke Energy Carolinas LLC
3.70%	12/01/47		1,810,000	1,980,093
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[1]	2,700,000	2,878,009
6.40%	09/15/20	[1]	4,641,000	4,744,846
Entergy Corp.
4.00%	07/15/22		1,750,000	1,800,474
Eskom Holdings SOC Ltd., Series REGS
(South Africa)
7.13%	02/11/25	[3]	1,000,000	724,900
Interstate Power & Light Co.
3.25%	12/01/24		6,130,000	6,354,167
ITC Holdings Corp.
3.65%	06/15/24		1,251,000	1,296,217
Metropolitan Edison Co.
4.00%	04/15/25	[1]	2,625,000	2,837,691
Mong Duong Finance Holdings BV, Series
REGS (Netherlands)
5.13%	05/07/29	[3]	900,000	765,878
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.55%)
2.16%	08/28/21	[2]	7,005,000	6,864,865
Perusahaan Listrik Negara PT, Series REGS
(EMTN) (Indonesia)
6.15%	05/21/48	[3]	1,000,000	1,090,305
PNM Resources, Inc.
3.25%	03/09/21		1,073,000	1,080,138
Public Service Co. of New Mexico
3.85%	08/01/25		5,565,000	5,716,942
5.35%	10/01/21		45,000	46,923
Public Service Electric & Gas Co., Series CC
9.25%	06/01/21		6,935,000	7,515,583
Southwestern Electric Power Co.
3.55%	02/15/22		2,625,000	2,648,812
Southwestern Electric Power Co., Series M
4.10%	09/15/28		2,190,000	2,355,693

				64,799,163

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 4.05%
Antero Resources Corp.
5.00%	03/01/25		$4,237,000	$1,599,467
5.13%	12/01/22		96,000	50,433
5.63%	06/01/23		2,900,000	1,232,500
Cheniere Energy Partners LP
5.25%	10/01/25		285,000	264,329
Enbridge Energy Partners LP
5.88%	10/15/25		2,190,000	2,009,284
Energy Transfer Operating LP
3.75%	05/15/30		1,600,000	1,258,237
5.00%	05/15/50		2,000,000	1,573,721
5.15%	03/15/45		3,826,000	2,960,888
5.50%	06/01/27		1,448,000	1,265,707
5.88%	01/15/24		1,745,000	1,683,925
EQM Midstream Partners LP
5.50%	07/15/28		205,000	114,477
EQT Corp.
3.90%	10/01/27		4,315,000	3,008,418
Exxon Mobil Corp.
3.48%	03/19/30		4,850,000	5,363,191
4.23%	03/19/40		3,235,000	3,798,181
4.33%	03/19/50		8,085,000	9,922,509
Gulfport Energy Corp.
6.38%	05/15/25		315,000	79,142
Hess Corp.
7.88%	10/01/29		1,855,000	1,604,575
KazMunayGas National Co. JSC,
Series REGS (Kazakhstan)
5.38%	04/24/30	[3]	6,656,000	6,612,320
5.75%	04/19/47	[3]	3,443,000	3,438,868
Kinder Morgan Energy Partners LP
5.00%	08/15/42		1,090,000	1,020,125
5.80%	03/15/35		210,000	223,805
Kinder Morgan, Inc.
5.30%	12/01/34		875,000	845,249
Pertamina Persero PT (Indonesia)
3.10%	08/25/30	[1,3]	5,579,000	4,988,184
Perusahaan Gas Negara TBK PT (Indonesia)
5.13%	05/16/24	[1,3]	1,650,000	1,624,920
Petrobras Global Finance BV (Netherlands)
5.09%	01/15/30	[1,3]	3,863,000	3,520,159
Petroleos del Peru SA, Series REGS (Peru)
4.75%	06/19/32	[3]	2,088,000	1,917,938

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 200

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[3]	$45,000	$44,016
5.95%	01/28/31	[1,3]	920,000	639,400
6.63%	06/15/35	[3]	6,120,000	4,179,348
6.75%	09/21/47	[3]	5,765,000	3,756,474
6.95%	01/28/60	[1,3]	1,595,000	1,084,600
7.69%	01/23/50	[1,3]	7,827,000	5,400,630
Plains All American Pipeline LP/PAA
Finance Corp.
4.50%	12/15/26		3,755,000	3,025,094
4.65%	10/15/25		2,695,000	2,189,687
Range Resources Corp.
4.88%	05/15/25		1,984,000	1,157,158
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	2,000,000	1,240,000
4.95%	07/15/29	[1]	1,000,000	600,435
6.88%	04/15/40	[1]	3,175,000	1,960,563
Ruby Pipeline LLC
6.50%	04/01/22	[1]	5,033,712	4,492,417
Sabine Pass Liquefaction LLC
4.20%	03/15/28		1,000,000	845,237
Saudi Arabian Oil Co.,
Series REGS (EMTN) (Saudi Arabia)
4.25%	04/16/39	[3]	901,000	899,919
Southern Co. Gas Capital Corp.
3.25%	06/15/26		2,935,000	2,895,206
Southern Gas Corridor CJSC,
Series REGS (Azerbaijan)
6.88%	03/24/26	[3]	3,626,000	3,719,116
Spectra Energy Partners LP
4.60%	06/15/21		3,335,000	3,290,997
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		1,776,000	1,420,900
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29		1,422,000	1,159,233
TC PipeLines LP
4.38%	03/13/25		3,000,000	3,055,216
4.65%	06/15/21		2,300,000	2,250,699
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		1,302,000	1,054,449
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,3]	1,355,205	1,107,839
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,3]	4,148,000	3,388,781
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,3]	777,700	628,961

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		$1,984,000	$1,251,154
6.88%	09/01/27		3,198,000	2,046,720
Williams Cos., Inc. (The)
6.30%	04/15/40		1,750,000	1,747,061

				122,511,862

Entertainment — 0.06%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[1]	2,000,000	1,791,100

Finance — 5.03%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.65%	07/21/27	[3]	1,225,000	950,595
3.88%	01/23/28	[3]	1,090,000	856,234
3.95%	02/01/22	[3]	1,500,000	1,359,537
4.45%	12/16/21	[3]	1,750,000	1,610,580
5.00%	10/01/21	[3]	2,550,000	2,358,543
Air Lease Corp.
2.25%	01/15/23		2,000,000	1,663,835
3.50%	01/15/22		2,000,000	1,808,978
3.88%	07/03/23		2,862,000	2,386,845
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[1,3]	4,555,000	3,632,463
3.95%	07/01/24	[1,3]	1,035,000	816,894
5.13%	10/01/23	[1,3]	2,603,000	2,253,343
5.25%	05/15/24	[1,3]	320,000	253,934
Citigroup, Inc.
3.14%	01/24/23	[4]	4,200,000	4,253,210
3.70%	01/12/26		11,895,000	12,529,492
Daimler Finance North America LLC
2.20%	10/30/21	[1]	2,815,000	2,701,850
(LIBOR USD 3-Month plus 0.90%)
2.59%	02/15/22	[1,2]	4,095,000	3,796,572
Ford Motor Credit Co. LLC
2.34%	11/02/20		3,295,000	3,212,625
2.98%	08/03/22		3,015,000	2,819,025
3.20%	01/15/21		5,970,000	5,820,750
3.22%	01/09/22		2,630,000	2,465,625
3.34%	03/18/21		2,000,000	1,923,891
3.34%	03/28/22		7,735,000	7,261,564
3.81%	10/12/21		2,340,000	2,256,649
5.88%	08/02/21		780,000	768,300
(LIBOR USD 3-Month plus 0.88%)
2.73%	10/12/21	[2]	3,000,000	2,759,244
(LIBOR USD 3-Month plus 1.08%)
2.84%	08/03/22	[2]	2,555,000	2,111,069

See accompanying Notes to Financial Statements.

201 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
GE Capital International Funding Co.
(Ireland)
2.34%	11/15/20	[3]	$13,905,000	$13,838,821
4.42%	11/15/35	[3]	6,432,000	6,920,586
General Motors Financial Co., Inc.
3.15%	06/30/22		500,000	446,806
3.20%	07/06/21		1,235,000	1,176,546
3.45%	04/10/22		675,000	627,686
4.20%	03/01/21		1,000,000	962,693
4.20%	11/06/21		2,950,000	2,772,379
4.38%	09/25/21		11,995,000	11,052,774
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		1,000,000	945,066
3.27%	09/29/25	[4]	8,155,000	8,265,253
3.69%	06/05/28	[4]	2,520,000	2,585,518
3.81%	04/23/29	[4]	3,115,000	3,238,901
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
2.73%	07/22/22	[2]	8,400,000	8,176,777
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,3,4]	5,000,000	4,976,299
3.77%	03/08/24	[1,3,4]	3,070,000	2,977,530
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	2,920,000	2,537,991
5.25%	08/15/22	[1,3]	2,175,000	1,968,533
5.50%	02/15/24	[1,3]	3,080,000	2,656,994
Raymond James Financial, Inc.
3.63%	09/15/26		1,540,000	1,559,511

				152,318,311

Food — 1.64%
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[1,3]	2,505,000	2,600,315
Kraft Heinz Foods Co.
4.38%	06/01/46		7,720,000	7,019,709
4.88%	10/01/49	[1]	8,265,000	7,548,708
5.00%	06/04/42		3,015,000	2,867,628
5.20%	07/15/45		7,805,000	7,539,897
6.88%	01/26/39		1,000,000	1,141,689
7.13%	08/01/39	[1]	1,655,000	1,910,317
Kroger Co. (The)
5.40%	01/15/49		2,597,000	3,151,257
Pilgrim’s Pride Corp.
5.88%	09/30/27	[1]	3,220,000	3,240,864

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Post Holdings, Inc.
4.63%	04/15/30	[1]	$1,785,000	$1,722,525
5.00%	08/15/26	[1]	333,000	344,555
5.50%	12/15/29	[1]	925,000	964,636
5.75%	03/01/27	[1]	2,700,000	2,807,217
Smithfield Foods, Inc.
5.20%	04/01/29	[1]	4,690,000	4,729,014
Tyson Foods, Inc.
(LIBOR USD 3-Month plus 0.45%)
2.15%	08/21/20	[2]	2,185,000	2,180,897

				49,769,228

Gaming — 0.27%
Churchill Downs, Inc.
4.75%	01/15/28	[1]	1,875,000	1,641,656
5.50%	04/01/27	[1]	6,759,000	6,383,452

				8,025,108

Health Care — 6.34%
AbbVie, Inc.
4.05%	11/21/39	[1]	1,550,000	1,620,821
4.25%	11/21/49	[1]	8,510,000	9,158,020
4.40%	11/06/42		3,655,000	4,084,939
4.45%	05/14/46		2,350,000	2,570,134
4.88%	11/14/48		1,375,000	1,623,855
Aetna, Inc.
2.80%	06/15/23		1,382,000	1,380,682
Allergan Finance LLC
3.25%	10/01/22		3,500,000	3,487,895
Allergan Funding SCS (Luxembourg)
3.80%	03/15/25	[3]	695,000	712,432
Amgen, Inc.
4.40%	05/01/45		1,310,000	1,551,899
Anthem, Inc.
3.50%	08/15/24		7,156,000	7,351,627
3.65%	12/01/27		3,385,000	3,500,392
Bausch Health Cos., Inc. (Canada)
5.75%	08/15/27	[1,3]	1,860,000	1,925,379
6.50%	03/15/22	[1,3]	1,850,000	1,875,437
7.00%	03/15/24	[1,3]	2,859,000	2,930,461
Bayer U.S. Finance II LLC
3.88%	12/15/23	[1]	55,000	56,387
4.25%	12/15/25	[1]	2,005,000	2,087,137
4.38%	12/15/28	[1]	13,135,000	14,056,534
4.63%	06/25/38	[1]	2,775,000	2,972,502
4.88%	06/25/48	[1]	4,415,000	5,180,503
5.50%	08/15/25	[1]	2,000,000	2,185,367

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 202

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Becton Dickinson and Co.
2.89%	06/06/22		$1,043,000	$1,046,536
6.70%	08/01/28		2,930,000	3,354,850
(LIBOR USD 3-Month plus 0.88%)
2.25%	12/29/20	[2]	1,500,000	1,449,618
Catalent Pharma Solutions, Inc.
5.00%	07/15/27	[1]	268,000	261,447
Centene Corp.
3.38%	02/15/30	[1]	5,000,000	4,661,737
4.25%	12/15/27	[1]	222,000	218,792
4.63%	12/15/29	[1]	6,203,000	6,268,442
5.38%	08/15/26	[1]	90,000	92,813
Cigna Corp.
2.40%	03/15/30		1,000,000	953,370
3.05%	10/15/27	[1]	3,375,000	3,342,850
3.40%	03/15/50		10,000	9,569
3.88%	10/15/47	[1]	4,825,000	4,858,523
4.13%	11/15/25		4,380,000	4,693,200
4.90%	12/15/48		1,755,000	2,116,019
CVS Health Corp.
5.05%	03/25/48		15,417,000	17,683,374
5.13%	07/20/45		755,000	872,566
Elanco Animal Health, Inc.
5.02%	08/28/23		6,355,000	6,440,297
Encompass Health Corp.
4.75%	02/01/30		4,870,000	4,799,629
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[1]	1,015,000	1,010,839
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,953,183
HCA, Inc.
3.50%	09/01/30		3,500,000	3,192,451
4.75%	05/01/23		1,000,000	1,025,813
5.00%	03/15/24		4,533,000	4,703,795
5.25%	04/15/25		2,477,000	2,602,973
5.25%	06/15/49		5,670,000	6,086,565
Humana, Inc.
2.90%	12/15/22		4,795,000	4,816,064
4.95%	10/01/44		1,470,000	1,675,948
Molina Healthcare, Inc.
4.88%	06/15/25	[1]	2,405,000	2,365,907
5.38%	11/15/22		2,317,000	2,271,448
Partners Healthcare System, Inc.,
Series 2020
3.34%	07/01/60		3,350,000	3,369,010
Tenet Healthcare Corp.
4.63%	09/01/24	[1]	2,593,000	2,496,540
4.88%	01/01/26	[1]	3,992,000	3,817,350
5.13%	11/01/27	[1]	6,500,000	6,215,625

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
UnitedHealth Group, Inc.
3.70%	08/15/49		$2,215,000	$2,480,775
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		8,315,000	8,301,022

				191,821,343

Industrials — 1.61%
Amcor Finance USA, Inc.
3.63%	04/28/26	[1]	2,125,000	2,202,539
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
4.13%	08/15/26	[1,3]	5,100,000	4,972,500
BAE Systems Holdings, Inc.
2.85%	12/15/20	[1]	1,895,000	1,890,223
Ball Corp.
4.00%	11/15/23		1,000,000	1,017,500
Berry Global, Inc.
4.88%	07/15/26	[1]	675,000	685,545
Clean Harbors, Inc.
4.88%	07/15/27	[1]	3,000,000	2,953,350
General Electric Co. (GMTN)
4.63%	01/07/21		3,220,000	3,180,825
General Electric Co. (MTN)
4.65%	10/17/21		1,655,000	1,685,271
5.55%	05/04/20		2,600,000	2,606,708
(LIBOR USD 3-Month plus 0.48%)
2.17%	08/15/36	[2]	10,370,000	7,909,651
General Electric Co., Series A (MTN)
6.75%	03/15/32		3,690,000	4,389,395
Graphic Packaging International LLC
4.75%	07/15/27	[1]	1,600,000	1,580,800
4.88%	11/15/22		500,000	484,218
Heathrow Funding Ltd. (United Kingdom)
4.88%	07/15/21	[1,3]	700,000	739,603
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	285,000	264,329
Sealed Air Corp.
4.00%	12/01/27	[1]	2,885,000	2,712,189
5.25%	04/01/23	[1]	1,000,000	1,028,745
5.50%	09/15/25	[1]	2,063,000	2,123,853
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	1,670,000	1,411,150
Trivium Packaging Finance BV (Netherlands)
5.50%	08/15/26	[1,3]	4,787,000	4,810,935

				48,649,329

See accompanying Notes to Financial Statements.

203 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology — 1.23%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.63%	01/15/24		$3,500,000	$3,506,164
Broadcom, Inc.
3.13%	04/15/21	[1]	6,230,000	6,164,020
3.13%	10/15/22	[1]	1,500,000	1,487,630
3.63%	10/15/24	[1]	1,175,000	1,158,418
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[1]	980,000	921,200
Dell International LLC/EMC Corp.
4.42%	06/15/21	[1]	2,410,000	2,410,309
Intel Corp.
4.75%	03/25/50		9,060,000	12,274,649
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[1,3]	300,000	301,529
4.13%	06/01/21	[1,3]	2,447,000	2,471,088
4.63%	06/15/22	[1,3]	5,135,000	5,317,035
4.63%	06/01/23	[1,3]	795,000	821,454
SS&C Technologies, Inc.
5.50%	09/30/27	[1]	300,000	314,351

				37,147,847

Insurance — 0.70%
Berkshire Hathaway Finance Corp.
4.25%	01/15/49		3,980,000	4,948,171
Farmers Exchange Capital
7.20%	07/15/48	[1]	150,000	220,921
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	2,500,000	3,396,875
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	3,800,000	4,033,727
8.63%	05/01/24	[1]	942,000	1,167,254
Nationwide Mutual Insurance Co.
3.03%	12/15/24	[1,4]	3,825,000	3,853,240
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[1,4]	3,425,000	3,694,719

				21,314,907

Materials — 0.56%
Corp. Nacional del Cobre de Chile,
Series REGS (Chile)
3.15%	01/14/30	[3]	3,998,000	3,754,781
3.63%	08/01/27	[3]	1,850,000	1,815,590
Indonesia Asahan Aluminum Persero PT
(Indonesia)
6.53%	11/15/28	[1,3]	5,708,000	6,032,143
International Flavors & Fragrances, Inc.
5.00%	09/26/48		4,525,000	4,636,809

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials (continued)
Sasol Financing USA LLC
5.88%	03/27/24		$1,200,000	$521,760
Volcan Cia. Minera SAA, Series REGS
(Peru)
5.38%	02/02/22	[3]	300,000	206,460

				16,967,543

Real Estate Investment Trust (REIT) — 1.77%
American Campus Communities
Operating Partnership LP
3.63%	11/15/27		2,246,000	2,239,275
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		4,185,000	4,020,299
3.45%	11/15/29		11,930,000	10,665,396
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		1,175,000	916,500
5.30%	01/15/29		2,280,000	1,954,348
5.38%	04/15/26		2,680,000	2,390,426
5.75%	06/01/28		6,241,000	5,558,656
Healthcare Realty Trust, Inc.
3.75%	04/15/23		4,146,000	4,145,984
3.88%	05/01/25		2,190,000	2,325,651
Healthpeak Properties, Inc.
4.25%	11/15/23		2,498,000	2,365,038
Hudson Pacific Properties LP
3.95%	11/01/27		2,500,000	2,385,175
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer, Inc.
5.63%	05/01/24		625,000	603,909
Piedmont Operating Partnership LP
3.40%	06/01/23		4,520,000	4,530,261
Post Apartment Homes LP
3.38%	12/01/22		90,000	92,365
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
2.67%	08/16/21	[2]	1,500,000	1,460,104
SL Green Realty Corp.
4.50%	12/01/22		3,000,000	3,084,714
Ventas Realty LP
3.25%	10/15/26		4,380,000	4,147,625
3.75%	05/01/24		875,000	793,216

				53,678,942

Retail — 0.49%
Alimentation Couche-Tard, Inc. (Canada)
3.55%	07/26/27	[1,3]	1,935,000	1,923,873
3.80%	01/25/50	[1,3]	2,940,000	2,599,753
Rite Aid Corp.
6.13%	04/01/23	[1]	2,607,000	2,261,573

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 204

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail (continued)
Starbucks Corp.
2.25%	03/12/30		$3,000,000	$2,814,340
Walgreens Boots Alliance, Inc.
3.45%	06/01/26		2,500,000	2,476,592
3.80%	11/18/24		2,599,000	2,643,611

				14,719,742

Services — 1.12%
DP World Crescent Ltd. (Cayman Islands)
4.85%	09/26/28	[1,3]	4,036,000	3,713,120
GFL Environmental, Inc. (Canada)
5.13%	12/15/26	[1,3]	1,988,000	1,953,210
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	1,516,000	1,500,279
4.13%	08/01/23	[3]	3,000,000	3,085,560
4.75%	02/15/25	[1,3]	11,600,000	11,976,652
4.75%	08/01/28	[3]	1,750,000	1,843,673
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	5,578,000	5,214,133
William Marsh Rice University
2.60%	05/15/50		5,420,000	4,722,207

				34,008,834

Transportation — 0.28%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		611,186	612,292
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		24,409	23,983
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		1,144,153	1,167,040
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27		2,298,711	2,187,070
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		140,407	141,902
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A
7.71%	04/02/21		153,603	151,691
Continental Airlines Pass-Through Trust,
Series 2001-1, Class A1
6.70%	06/15/21		18,766	18,600
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		2,103,431	2,158,415
Continental Airlines Pass-Through Trust,
Series 2012-1, Class B
6.25%	04/11/20		25,591	25,580

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		$749,566	$754,804
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		358,400	360,525
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		767,120	762,729
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		73,128	73,434

				8,438,065

Total Corporates
(Cost $1,099,295,307)				1,068,693,578

FOREIGN GOVERNMENT OBLIGATIONS — 4.32%
Foreign Government Obligations — 4.32%
Abu Dhabi Government International Bond,
Series REGS (United Arab Emirates)
2.50%	09/30/29	[3]	5,948,000	5,801,965
Bahrain Government International Bond,
Series REGS (Bahrain)
6.75%	09/20/29	[3]	1,644,000	1,477,031
7.00%	10/12/28	[3]	4,560,000	4,192,350
Brazilian Government International Bond
(Brazil)
4.50%	05/30/29	[3]	700,000	720,888
4.63%	01/13/28	[3]	7,258,000	7,752,451
Chile Government International Bond (Chile)
3.24%	02/06/28	[3]	1,052,000	1,108,072
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	2,903,000	2,662,051
3.88%	04/25/27	[3]	1,562,000	1,551,913
4.50%	01/28/26	[3]	4,500,000	4,581,562
5.00%	06/15/45	[3]	2,900,000	2,978,844
5.20%	05/15/49	[3]	916,000	963,661
Corp. Financiera de Desarrollo SA,
Series REGS (Peru)
4.75%	07/15/25	[3]	2,000,000	1,935,000
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30	[1,3]	400,000	349,800
Dominican Republic International Bond,
Series REGS (Dominican Republic)
5.50%	01/27/25	[3]	1,702,000	1,624,389
6.00%	07/19/28	[3]	6,059,000	5,709,396
Egypt Government International Bond
(Egypt)
5.58%	02/21/23	[1,3]	1,600,000	1,488,000
7.60%	03/01/29	[1,3]	700,000	630,070

See accompanying Notes to Financial Statements.

205 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Fondo MIVIVIENDA SA, Series REGS (Peru)
3.50%	01/31/23	[3]	$1,000,000	$951,505
Hazine Mustesarligi Varlik Kiralama AS,
Series REGS (Turkey)
4.49%	11/25/24	[3]	270,000	237,431
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30	[3]	1,000,000	974,777
Mexico Government International Bond
(Mexico)
3.25%	04/16/30	[3]	11,290,000	10,685,985
3.75%	01/11/28	[3]	2,205,000	2,209,134
Oman Government International Bond
(Oman)
5.63%	01/17/28	[1,3]	4,465,000	3,192,475
Panama Government International Bond
(Panama)
3.16%	01/23/30	[3]	4,131,000	4,144,555
Paraguay Government International Bond,
Series REGS (Paraguay)
4.63%	01/25/23	[3]	950,000	964,259
4.70%	03/27/27	[3]	420,000	428,728
Peruvian Government International Bond
(Peru)
2.84%	06/20/30	[3]	4,360,000	4,586,284
4.13%	08/25/27	[3]	4,572,000	5,194,032
Philippine Government International Bond
(Philippines)
3.00%	02/01/28	[3]	4,028,000	4,233,986
3.70%	03/01/41	[3]	1,169,000	1,291,014
3.75%	01/14/29	[3]	1,966,000	2,192,444
Qatar Government International Bond,
Series REGS (Qatar)
4.50%	04/23/28	[3]	6,373,000	6,998,484
4.63%	06/02/46	[3]	1,953,000	2,270,363
Republic of Azerbaijan International Bond,
Series REGS (Azerbaijan)
4.75%	03/18/24	[3]	1,719,000	1,693,731
Republic of South Africa Government
International Bond (South Africa)
4.30%	10/12/28	[3]	4,717,000	3,889,195
4.67%	01/17/24	[3]	900,000	847,620
Russian Foreign Bond - Eurobond,
Series REGS (Russia)
4.25%	06/23/27	[3]	1,000,000	1,052,500
4.38%	03/21/29	[3]	6,800,000	7,296,400
Saudi Government International Bond,
Series REGS (EMTN) (Saudi Arabia)
3.63%	03/04/28	[3]	3,700,000	3,769,930
4.50%	10/26/46	[3]	2,708,000	2,762,160

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Saudi Government International Bond
(Saudi Arabia)
2.75%	02/03/32	[1,3]	$500,000	$468,200
3.75%	01/21/55	[1,3]	903,000	839,790
4.00%	04/17/25	[1,3]	2,700,000	2,812,836
Turkey Government International Bond
(Turkey)
5.13%	03/25/22	[3]	2,250,000	2,182,500
Uruguay Government International Bond
(Uruguay)
4.38%	10/27/27	[3]	4,381,296	4,763,794
4.38%	01/23/31	[3]	1,988,717	2,173,688

Total Foreign Government Obligations
(Cost $137,548,941)				130,635,243

MORTGAGE-BACKED — 42.87%**

Non-Agency Commercial
Mortgage-Backed — 6.44%
1345 Avenue of the Americas & Park Avenue
Plaza Trust, Series 2005-1, Class A3
5.28%	08/10/35	[1]	16,900,000	17,220,762
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[1,4]	7,585,000	8,071,072
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2020-BOC, Class A
2.63%	01/15/32	[1]	5,000,000	5,168,830
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2020-BOC, Class X
(IO)
0.47%	01/15/32	[1,4]	98,610,000	2,697,225
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.43%)
1.38%	08/25/34	[1,2]	806,152	734,005
BBCMS Mortgage Trust,
Series 2020-C6, Class F5TB
3.69%	02/15/53	[1,4]	4,325,000	2,691,593
Benchmark Mortgage Trust,
Series 2019-B15, Class XA (IO)
0.83%	12/15/72	[4]	51,893,427	3,079,325
Benchmark Mortgage Trust,
Series 2020-IG1, Class XA (IO)
0.51%	09/15/43	[4]	23,510,000	944,448
BX Trust, Series 2019-OC11, Class A
3.20%	12/09/41	[1]	7,060,000	6,926,994
CALI Mortgage Trust, Series 2019-101C,
Class A
3.96%	03/10/39	[1]	7,630,000	8,339,719

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 206

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
CD Mortgage Trust, Series 2016-CD1,
Class XA (IO)
1.40%	08/10/49	[4]	$47,950,715	$3,078,788
Century Plaza Towers, Series 2019-CPT,
Class A
2.87%	11/13/39	[1]	6,125,000	6,061,561
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.77%	09/10/45	[1,4]	38,381,589	1,320,960
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.35%	02/10/48	[4]	71,079,717	3,636,890
Citigroup Commercial Mortgage Trust,
Series 2020-555, Class X (IO)
0.86%	12/10/41	[1,4]	50,100,000	2,953,232
Commercial Mortgage Trust,
Series 2010-C1, Class A3
4.21%	07/10/46	[1]	6,237,986	6,246,678
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.70%	10/15/45	[4]	43,100,511	1,397,616
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.53%	12/10/45	[4]	72,217,791	2,325,955
Commercial Mortgage Trust,
Series 2013-300P, Class A1
4.35%	08/10/30	[1]	2,840,000	2,975,668
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.77%	11/10/46	[4]	63,264,566	1,523,044
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.37%	01/10/46	[4]	26,450,316	772,981
Commercial Mortgage Trust,
Series 2014-277P, Class A
3.61%	08/10/49	[1,4]	6,275,000	6,442,848
Commercial Mortgage Trust,
Series 2014-CR16, Class XA (IO)
0.98%	04/10/47	[4]	108,813,560	3,564,221
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.49%	02/10/37	[1,4]	83,820,000	1,811,178
CSAIL Commercial Mortgage Trust,
Series 2019-C17, Class A4
2.76%	09/15/52		6,050,000	6,127,011
DBJPM Mortgage Trust,
Series 2016-SFC, Class A
2.83%	08/10/36	[1]	8,000,000	7,653,122
DC Office Trust, Series 2019-MTC, Class A
2.97%	09/15/45	[1]	6,555,000	6,506,592

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
GE Business Loan Trust, Series 2007-1A,
Class A
(LIBOR USD 1-Month plus 0.17%)
0.87%	04/15/35	[1,2]	$2,216,546	$2,023,921
GS Mortgage Securities Trust,
Series 2012-GC6, Class XA (IO)
1.93%	01/10/45	[1,4]	50,479,851	1,167,700
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.06%	04/10/47	[4]	77,864,548	2,232,700
GS Mortgage Securities Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37	[1,4]	40,999,000	648,086
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	6,340,000	6,772,549
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41	[1,4]	6,555,000	7,265,099
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
2.94%	12/10/41	[1,4]	2,250,000	1,733,497
JPMBB Commercial Mortgage Securities
Trust, Series 2013-C14, Class XA (IO)
0.57%	08/15/46	[4]	72,561,638	1,112,290
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2019-OSB,
Class A
3.40%	06/05/39	[1]	8,000,000	8,116,110
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2007-2A, Class 1A4
(LIBOR USD 1-Month plus 0.25%)
1.88%	06/25/37	[1,2]	1,235,040	1,132,662
MKT Mortgage Trust, Series 2020-525M,
Class A
2.69%	02/12/40	[1]	4,500,000	4,272,064
MKT Mortgage Trust, Series 2020-525M,
Class XA (IO)
0.21%	02/12/40	[1,4]	147,585,000	3,101,373
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,124,569	1,135,000
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C22, Class XA (IO)
1.07%	04/15/48	[4]	76,115,489	2,906,478
Natixis Commercial Mortgage Securities
Trust, Series 2018-ALXA, Class E
4.32%	01/15/43	[1,4]	1,095,000	764,985
Natixis Commercial Mortgage Securities
Trust, Series 2019-MILE, Class A
(LIBOR USD 1-Month plus 1.50%)
2.20%	07/15/36	[1,2]	5,175,000	4,905,901

See accompanying Notes to Financial Statements.

207 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	$6,895,000	$6,938,403
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	1,840,000	1,657,115
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.11%	08/15/50	[4]	52,038,329	1,849,140
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class XA (IO)
1.72%	03/15/59	[4]	101,596,918	6,721,617
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.54%	12/15/45	[1,4]	66,559,064	2,306,584
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.81%	08/15/45	[1,4]	43,948,106	1,381,230
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
1.89%	11/15/45	[1,4]	37,194,454	1,460,055
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.73%	06/15/46	[4]	74,826,546	1,340,989
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.57%	10/15/57	[4]	85,389,146	1,821,897

				195,039,763

Non-Agency Mortgage-Backed — 24.09%
Accredited Mortgage Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.28%)
1.23%	04/25/36	[2]	3,601,216	3,445,882
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-OP2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
1.10%	08/25/36	[2]	437,514	411,418
ACE Securities Corp. Home Equity Loan
Trust, Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.38%)
1.33%	03/25/37	[2]	2,767,919	1,509,501
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
3.48%	08/25/35	[4]	2,340,243	1,872,067
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
4.15%	03/25/37	[4]	2,835,643	2,267,737

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.48%)
3.45%	01/25/36	[2]	$4,451,876	$4,047,154
Alternative Loan Trust,
Series 2006-HY12, Class A5
3.92%	08/25/36	[4]	4,491,223	4,150,695
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(LIBOR USD 1-Month plus 0.40%)
1.35%	03/25/46	[2]	4,717,387	3,848,534
Asset-Backed Funding Certificates,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.30%)
1.25%	05/25/37	[1,2]	5,146,281	4,553,830
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.95%	06/25/37	[2]	4,362,465	3,728,077
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.92%	12/25/34	[2]	1,694,581	1,475,648
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE1, Class A4
(LIBOR USD 1-Month plus 0.30%)
1.25%	01/25/36	[2]	5,000,000	4,526,024
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE5, Class A5
(LIBOR USD 1-Month plus 0.24%)
1.19%	07/25/36	[2]	9,754,000	8,517,476
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		924,929	921,068
Banc of America Funding Trust,
Series 2004-B, Class 5A1
4.26%	11/20/34	[4]	299,173	267,762
Banc of America Funding Trust,
Series 2006-D, Class 3A1
4.10%	05/20/36	[4]	1,126,803	1,025,243
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.44%)
1.21%	07/20/36	[2]	772,651	750,891
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.58%)
1.35%	07/20/36	[2]	3,085,759	3,003,813
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
1.80%	05/27/36	[1,4]	17,746,035	15,571,413

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 208

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[1,4]	$3,119,615	$3,066,866
Banc of America Funding Trust,
Series 2016-R1, Class B1
3.50%	03/25/40	[1,4]	16,181,000	14,842,195
Banc of America Mortgage Trust,
Series 2005-K, Class 2A1
3.81%	12/25/35	[4]	1,359,904	1,135,656
BCAP LLC Trust, Series 2007-AA1,
Class 2A1
(LIBOR USD 1-Month plus 0.18%)
1.13%	03/25/37	[2]	4,291,027	3,507,175
BCAP LLC Trust, Series 2014-RR2,
Class 6A1
(LIBOR USD 1-Month plus 0.24%)
1.87%	10/26/36	[1,2]	7,111,481	7,006,714
BCAP LLC Trust, Series 2014-RR3,
Class 4A1
1.93%	03/26/36	[1,4]	4,465,185	4,103,664
Bear Stearns ALT-A Trust, Series 2005-1,
Class M1
(LIBOR USD 1-Month plus 0.75%)
1.70%	01/25/35	[2]	13,620,844	13,379,800
Bear Stearns ALT-A Trust, Series 2005-2,
Class 2A4
3.78%	04/25/35	[4]	1,827,420	1,673,712
Bear Stearns ALT-A Trust, Series 2005-8,
Class 11A1
(LIBOR USD 1-Month plus 0.54%)
1.49%	10/25/35	[2]	9,048,958	8,085,030
Bear Stearns ARM Trust, Series 2005-9,
Class A1
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.30%)
4.27%	10/25/35	[2]	2,245,295	2,112,790
Bear Stearns Asset-Backed Securities I
Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[4]	518,074	487,914
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		63,323	64,639
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
1.15%	09/25/47	[2]	9,519,288	7,845,672
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
(LIBOR USD 1-Month plus 0.21%)
1.16%	06/25/37	[2]	7,492,588	6,396,619

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Carrington Mortgage Loan Trust,
Series 2005-OPT2, Class M4
(LIBOR USD 1-Month plus 0.98%)
1.92%	05/25/35	[2]	$2,960,000	$2,871,490
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.35%)
1.30%	02/25/36	[2]	3,620,000	3,436,015
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
4.26%	02/25/37	[4]	971,665	889,471
CIM Trust, Series 2016-3, Class A1
(LIBOR USD 1-Month plus 2.50%)
4.08%	02/25/56	[1,2]	9,839,495	9,420,900
CIM Trust, Series 2017-6, Class A1
3.02%	06/25/57	[1,4]	12,705,234	11,984,083
CIM Trust, Series 2017-8, Class A1
3.00%	12/25/65	[1,4]	11,148,207	10,805,501
CIM Trust, Series 2018-R4, Class A1
4.07%	12/26/57	[1,4]	11,342,207	11,710,341
CIM Trust, Series 2018-R5, Class A1
3.75%	07/25/58	[1,4]	10,974,245	10,566,582
CIM Trust, Series 2019-R3, Class A
2.63%	06/25/58	[1,4]	14,003,302	12,914,824
CIM Trust, Series 2020-R1, Class A1
2.85%	10/27/59	[1,4]	16,862,931	14,594,474
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
1.21%	11/25/35	[2]	59,172	43,354
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR3, Class 1A2A
4.43%	06/25/36	[4]	232,821	192,904
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-HE2, Class A2D
(LIBOR USD 1-Month plus 0.24%)
1.19%	08/25/36	[2]	824,936	769,906
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M1
(LIBOR USD 1-Month plus 0.27%)
1.22%	08/25/36	[2]	8,972,899	8,627,345
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class M1
(LIBOR USD 1-Month plus 0.29%)
1.24%	10/25/36	[2]	3,098,302	3,081,569
Conseco Finance Corp., Series 1998-6,
Class A8
6.66%	06/01/30	[4]	12,463	12,617

See accompanying Notes to Financial Statements.

209 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates Trust,
Series 2004-15, Class MV4
(LIBOR USD 1-Month plus 1.28%)
2.22%	04/25/35	[2]	$1,697,322	$1,694,744
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-3,
Class 1A2
(LIBOR USD 1-Month plus 0.58%)
1.53%	04/25/35	[2]	4,469,279	3,708,982
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
(LIBOR USD 1-Month plus 0.60%)
1.55%	05/25/35	[2]	99,027	74,334
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR26,
Class 3A1
4.09%	11/25/33	[4]	799,308	735,043
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-11,
Class 1A1
6.50%	12/25/35		691,797	502,870
Credit Suisse First Boston Mortgage-Backed
Pass-Through Certificates, Series 2004-AR5,
Class 9A1
2.94%	06/25/34	[4]	77,142	70,428
Credit Suisse Mortgage Capital Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21		53,032	43,704
Credit Suisse Mortgage Capital Trust,
Series 2019-RPL2, Class A1A
4.34%	11/25/58	[1]	13,609,616	13,376,661
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2B
(STEP-reset date 05/25/20)
3.94%	02/25/37		5,812,924	4,371,152
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2C
(STEP-reset date 05/25/20)
3.94%	02/25/37		1,391,275	1,046,063
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB3, Class A3
(STEP-reset date 05/25/20)
3.69%	03/25/37		6,523,976	3,095,231
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF3 (STEP-reset date 05/25/20)
3.30%	12/25/36		832,616	643,471

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB9,
Class A2
(LIBOR USD 1-Month plus 0.11%)
1.06%	11/25/36	[2]	$9,238,568	$4,709,380
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF2 (STEP-reset date 05/25/20)
3.46%	01/25/37		2,481,050	891,515
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB4,
Class A1A
(LIBOR USD 1-Month plus 0.09%)
1.04%	04/25/37	[2]	2,955,408	2,451,074
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1
(LIBOR USD 1-Month plus 0.06%)
1.01%	04/25/37	[2]	1,753,528	1,065,121
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
1.11%	01/19/45	[2]	878,039	727,718
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.29%)
1.04%	10/19/45	[2]	4,947,808	4,192,693
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.95%	10/19/36	[2]	7,189,492	4,864,077
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.89%	04/19/47	[2]	2,001,217	1,414,552
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.16%)
1.11%	10/25/36	[2]	959,304	710,995
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
1.16%	12/25/37	[2]	1,146,880	971,876
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.28%)
2.19%	03/25/36	[2]	13,641,922	11,021,242
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
1.20%	06/25/36	[2]	8,650,000	6,145,603

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 210

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C (LIBOR USD 1-Month plus 0.25%)
1.20%	04/25/37[2]	$22,030,987	$11,075,363
First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D (LIBOR USD 1-Month plus 0.22%)
1.17%	01/25/38[2]	5,338,659	3,182,016
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B (LIBOR USD 1-Month plus 0.10%)
1.05%	03/25/37[2]	690,669	379,416
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
3.53%	09/25/34[4]	367,259	336,051
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A3
3.53%	09/25/34[4]	564,730	516,742
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
3.73%	12/25/35[4]	1,454,402	1,234,690
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
3.51%	02/25/36[4]	2,039,881	1,394,904
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA2, Class 2A1
3.55%	04/25/35[4]	2,523,130	2,334,820
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA3, Class 3A1
3.86%	05/25/35[4]	2,411,995	2,279,015
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
3.56%	09/25/35[4]	2,780,815	2,430,057
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
3.59%	10/25/35[4]	3,029,819	2,261,413
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
3.81%	11/25/35[4]	1,873,714	1,637,708
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
3.64%	03/25/36[4]	2,401,790	1,929,777
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA7, Class A1
3.66%	01/25/37[4]	3,464,740	2,769,036
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 1A1
4.16%	09/25/35[4]	3,017,175	2,454,766
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1
4.05%	10/25/35[4]	112,434	101,494

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1
4.34%	11/25/35[4]	$1,190,512	$986,913
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
4.79%	08/25/37[4]	110,850	71,845
GMACM Mortgage Corp. Loan Trust, Series 2005-AR5, Class 2A1
4.48%	09/19/35[4]	1,713,542	1,244,340
GMACM Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1
3.98%	09/19/35[4]	1,947,436	1,624,393
GMACM Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.78%	04/19/36[4]	4,340,987	3,395,452
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 2A (LIBOR USD 1-Month plus 0.29%)
1.24%	07/25/35[2]	250,808	250,616
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 2A1A (LIBOR USD 1-Month plus 0.20%)
1.15%	03/25/47[2]	15,856,184	12,767,516
GSAMP Trust, Series 2005-HE5, Class M2 (LIBOR USD 1-Month plus 0.43%)
1.38%	11/25/35[2]	4,055,275	4,016,983
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO) (-1.00 X LIBOR USD 1-Month plus 5.50%, 5.50% Cap)
4.55%	09/25/35[2,5,6]	22,977	1,073
GSR Mortgage Loan Trust, Series 2005-AR4, Class 5A1
4.60%	07/25/35[4]	1,087,865	901,228
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
3.61%	04/25/36[4]	253,897	210,412
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
4.11%	05/25/37[4]	998,397	791,907
HarborView Mortgage Loan Trust, Series 2005-10, Class 2A1A (LIBOR USD 1-Month plus 0.31%)
1.06%	11/19/35[2]	3,106,250	2,569,696
HarborView Mortgage Loan Trust, Series 2006-7, Class 1A (LIBOR USD 1-Month plus 0.21%)
0.96%	09/19/46[2]	13,427,336	11,015,851
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A (LIBOR USD 1-Month plus 0.20%)
0.95%	08/19/37[2]	15,006,222	11,312,026

See accompanying Notes to Financial Statements.

211 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Home Equity Mortgage Loan Asset-Backed
Trust, Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.35%)
1.30%	03/25/36[2]	$6,225,378	$5,655,955
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.58%	11/25/35[2]	4,891,173	4,714,492
Impac CMB Trust, Series 2005-2,
Class 1A1
(LIBOR USD 1-Month plus 0.52%)
1.47%	04/25/35[2]	4,165,451	3,683,343
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(LIBOR USD 1-Month plus 0.28%)
1.23%	07/25/35[2]	13,264,840	9,842,747
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.41%	10/25/35[4]	2,478,199	1,920,188
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.27%)
1.22%	10/25/36[2]	7,128,614	3,903,975
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
3.64%	05/25/36[4]	426,278	350,121
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
3.61%	06/25/36[4]	3,920,684	3,473,850
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A4
6.49%	09/25/28	48,271	49,084
JPMorgan Mortgage Acquisition Trust,
Series 2006-ACC1, Class M1
(LIBOR USD 1-Month plus 0.27%)
1.22%	05/25/36[2]	6,577,502	6,406,078
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
1.24%	07/25/36[2]	12,400,000	11,525,080
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class MV1
(LIBOR USD 1-Month plus 0.23%)
1.18%	11/25/36[2]	365,999	367,668
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class MV3
(LIBOR USD 1-Month plus 0.32%)
1.27%	11/25/36[2]	14,417,000	14,003,394

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A4
(LIBOR USD 1-Month plus 0.16%)
1.11%	06/25/36[2]	$193,109	$170,445
JPMorgan Mortgage Trust, Series 2005-A6,
Class 7A1
4.19%	08/25/35[4]	38,798	35,672
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
3.94%	05/25/36[4]	34,084	30,609
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2
5.88%	06/25/21	148,512	136,393
JPMorgan Mortgage Trust, Series 2007-S1,
Class 1A2
5.50%	03/25/22	30,147	28,351
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(LIBOR USD 1-Month plus 1.75%)
2.69%	01/28/70[1,2]	12,214,651	11,352,537
Legacy Mortgage Asset Trust,
Series 2019-GS4, Class A1
(STEP-reset date 04/27/20)
3.44%	05/25/59[1]	13,825,312	13,099,900
Lehman XS Trust, Series 2005-4,
Class 1A3
(LIBOR USD 1-Month plus 0.80%)
1.75%	10/25/35[2]	75,769	74,366
Lehman XS Trust, Series 2005-5N,
Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
1.25%	11/25/35[2]	3,897,761	3,645,123
Lehman XS Trust, Series 2006-GP2,
Class 1A5A
(LIBOR USD 1-Month plus 0.21%)
1.16%	06/25/46[2]	6,838,005	5,983,932
Lehman XS Trust, Series 2007-18N,
Class 1A1
(LIBOR USD 1-Month plus 0.85%)
1.80%	10/25/37[2]	6,886,078	5,669,068
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
3.78%	11/25/33[4]	268,684	249,601
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
4.91%	10/25/34[4]	398,428	366,153
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
3.63%	04/25/34[4]	65,499	58,158
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 4A1
4.47%	02/25/36[4]	31,727	30,667

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 212

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.15%)
1.10%	03/25/47[2]	$4,678,739	$3,892,881
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
1.23%	05/25/37[2]	3,150,000	2,187,550
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
1.28%	04/25/37[2,5,6]	883,581	78,583
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
1.20%	07/25/37[2]	1,182,515	733,602
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
4.16%	10/25/33[4]	184,825	169,200
Merrill Lynch Mortgage-Backed Securities
Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.40%)
3.58%	08/25/36[2]	1,529,327	1,334,406
Mid-State Capital Corp., Series 2004-1,
Class B
8.90%	08/15/37	51,454	57,007
Morgan Stanley Capital I Trust,
Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.29%)
1.24%	02/25/36[2]	2,639,343	2,291,236
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
3.55%	09/25/34[4]	402,053	380,549
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21	114,448	110,090
Morgan Stanley Resecuritization Trust,
Series 2014-R9, Class 3A
(Federal Reserve US 12-Month Cumulative
Average plus 0.84%)
2.89%	11/26/46[1,2]	1,790,819	1,710,886
MortgageIT Trust, Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
3.23%	05/25/35[2]	2,166,858	2,025,839
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.33%)
1.28%	02/25/36[2]	2,403,726	2,178,377

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
New York Mortgage Trust, Series 2005-3,
Class A1
(LIBOR USD 1-Month plus 0.48%)
1.43%	02/25/36[2]	$610,364	$561,422
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
4.22%	08/25/35[4]	3,141,403	2,912,728
Nomura Resecuritization Trust,
Series 2016-2R, Class 1A1
1.78%	09/26/36[1,4]	4,245,156	4,042,295
Nomura Resecuritization Trust,
Series 2011-2RA, Class 1A2
3.97%	12/26/46[1,4]	1,510,552	1,502,130
NRPL, Series 2019-3A, Class A1
(STEP-reset date 05/25/20)
3.00%	07/25/59[1]	14,504,357	13,525,629
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	10,600,162	5,400,036
Opteum Mortgage Acceptance Corp.
Asset-Backed Pass-Through Certificates,
Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.48%)
1.43%	07/25/35[2]	11,301,000	10,377,732
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.21%)
1.16%	01/25/37[2]	9,606,345	8,436,169
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
1.26%	06/25/47[2]	5,152,000	4,059,049
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34	109,521	106,253
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
4.56%	12/25/35[4]	2,206,551	1,778,252
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
4.23%	04/25/35[4]	76,830	60,725
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
4.38%	07/25/35[4]	978,021	888,325
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
4.47%	07/25/35[4]	886,902	650,661
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21	48,980	49,742

See accompanying Notes to Financial Statements.

213 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36	$656,307	$557,775
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37[4,5,6]	2,645,931	16,500
Residential Asset Securities Corp.,
Series 2005-KS9, Class M4
(LIBOR USD 1-Month plus 0.60%)
1.55%	10/25/35[2]	5,465,000	5,199,436
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36	5,451,297	2,828,147
Residential Funding Mortgage Securities
Trust, Series 2007-SA2, Class 1A
4.13%	04/25/37[4]	277,602	159,310
Saxon Asset Securities Trust, Series 2005-4,
Class M1
(LIBOR USD 1-Month plus 0.44%)
1.39%	11/25/37[2]	5,680,471	5,573,332
Saxon Asset Securities Trust, Series 2007-2,
Class A2C
(LIBOR USD 1-Month plus 0.24%)
1.19%	05/25/47[2]	17,971,092	12,647,538
Securitized Asset-Backed Receivables LLC
Trust, Series 2006-CB1, Class AF4
(STEP-reset date 05/25/20)
3.30%	01/25/36	4,875,057	4,249,417
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
1.18%	02/25/37[2]	1,245,916	632,143
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
1.15%	05/25/37[2]	2,549,674	1,495,735
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
1.10%	12/25/36[2]	7,195,676	4,296,622
Soundview Home Loan Trust,
Series 2006-WF2, Class M1
(LIBOR USD 1-Month plus 0.22%)
1.17%	12/25/36[2]	11,121,671	10,837,005
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
1.21%	02/25/37[2]	1,109,131	347,828
Stanwich Mortgage Loan Co.,
Series 2019-RPL1, Class A
(STEP-reset date 04/16/20)
3.72%	03/15/49[1]	15,121,803	14,397,198

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
3.81%	09/25/34[4]	$998,681	$908,139
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-2, Class 4A2
3.67%	03/25/34[4]	1,497,614	1,361,418
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-12, Class 3A1
4.02%	06/25/35[4]	1,215,704	1,076,858
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-21, Class 2A
4.03%	11/25/35[4]	1,268,149	999,248
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-7, Class 1A3
3.83%	04/25/35[4]	3,155,831	2,722,985
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
1.11%	12/25/36[2]	1,970,636	1,648,371
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(LIBOR USD 1-Month plus 0.80%)
1.75%	07/25/34[2]	13,577,971	11,936,661
Structured Asset Mortgage Investments II
Trust, Series 2006-AR3, Class 22A1
3.56%	05/25/36[4]	528,310	322,800
Structured Asset Mortgage Investments II
Trust, Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.21%)
1.16%	05/25/36[2]	376,539	312,692
Structured Asset Mortgage Investments II
Trust, Series 2006-AR7, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
1.07%	08/25/36[2]	13,870,971	11,603,278
Structured Asset Mortgage Investments II
Trust, Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.50%)
3.47%	08/25/47[2]	13,622,252	11,373,920
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)
3.08%	02/25/35[2]	131,934	122,074
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
3.33%	03/25/35[2]	1,570,385	1,369,528
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-34A, Class 3A3
3.83%	11/25/33[4]	51,198	47,417

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 214

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-4, Class 3A1
4.18%	10/25/37[4]	$2,019,148	$1,797,716
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-S1, Class 2A1
4.47%	01/25/37[4]	580,386	547,294
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-S1, Class 5A1
4.49%	01/25/37[4]	444,064	424,018
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
1.06%	01/25/37[2]	3,569,430	2,116,451
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
1.17%	02/25/37[2]	29,116,282	11,735,294
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
1.67%	11/25/34[2]	190,912	165,706
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
3.87%	01/25/35[4]	627,416	588,395
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
1.37%	05/25/44[2]	79,895	78,104
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
3.86%	10/25/35[4]	1,466,065	1,286,725
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.75%	12/25/35[4]	32,038	27,541
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
3.75%	12/25/35[4]	1,730,839	1,513,038
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
1.28%	01/25/45[2]	879,435	790,281
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
1.59%	07/25/45[2]	875,789	768,091
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
2.97%	02/25/46[2]	6,144,236	5,521,556

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.94%)
2.99%	05/25/46[2]	$2,432,273	$2,111,775
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative
Average plus 0.98%)
2.95%	07/25/46[2]	4,996,784	4,122,416
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
3.24%	03/25/37[4]	2,450,399	1,981,990
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.75%)
2.72%	06/25/47[2]	1,901,637	1,548,548
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	2,756,511	2,629,021
Wells Fargo Home Equity Asset-Backed
Securities Trust, Series 2006-2, Class A4
(LIBOR USD 1-Month plus 0.25%)
1.20%	07/25/36[2]	42,774	42,130
Wells Fargo Home Equity Asset-Backed
Securities Trust, Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.32%)
1.27%	03/25/37[2]	4,690,000	3,696,220
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR14, Class 2A1
4.55%	10/25/36[4]	653,147	604,242
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR4, Class 1A1
4.17%	04/25/36[4]	151,648	140,599

			729,138,933

U.S. Agency Commercial
Mortgage-Backed — 3.86%
Fannie Mae-Aces, Series 2010-M5,
Class X (IO)
0.98%	07/25/20[4]	4,553,559	6,187
Fannie Mae-Aces, Series 2011-M5,
Class X (IO)
1.14%	07/25/21[4]	39,031,605	448,949
Fannie Mae-Aces, Series 2012-M4,
Class X1 (IO)
0.44%	04/25/22[4]	29,667,062	156,228
Fannie Mae-Aces, Series 2016-M11,
Class X2 (IO)
2.73%	07/25/39[4]	52,539,987	2,330,348

See accompanying Notes to Financial Statements.

215 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2016-M2,
Class X3 (IO)
2.02%	04/25/36	[4]	$74,060,065	$1,957,348
Fannie Mae-Aces, Series 2016-M4,
Class X2 (IO)
2.65%	01/25/39	[4]	53,247,114	3,555,738
Fannie Mae-Aces, Series 2019-M29,
Class X4 (IO)
0.70%	03/25/29	[4]	117,375,779	5,899,935
Fannie Mae-Aces, Series 2019-M32
Class X2 (IO)
1.06%	10/25/29	[4]	64,742,256	4,954,815
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K007,
Class X1 (IO)
0.73%	04/25/20	[4]	901,688	1
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K011,
Class X3 (IO)
2.57%	12/25/43	[4]	50,337,359	548,038
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K015,
Class X3 (IO)
2.81%	08/25/39	[4]	32,027,257	1,109,384
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K021,
Class X3 (IO)
1.97%	07/25/40	[4]	26,660,903	1,016,682
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K022,
Class X3 (IO)
1.81%	08/25/40	[4]	37,280,187	1,431,410
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K031,
Class X1 (IO)
0.21%	04/25/23	[4]	378,279,772	2,279,495
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K043,
Class X3 (IO)
1.64%	02/25/43	[4]	58,000,000	3,703,509
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K051,
Class X3 (IO)
1.61%	10/25/43	[4]	44,865,280	3,281,052
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K054,
Class X1 (IO)
1.17%	01/25/26	[4]	54,624,679	3,056,857
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K055,
Class X1 (IO)
1.36%	03/25/26	[4]	73,297,714	4,904,357

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K055,
Class X3 (IO)
1.64%	04/25/44	[4]	$32,000,000	$2,515,366
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K056,
Class X1 (IO)
1.26%	05/25/26	[4]	60,801,282	3,791,641
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K057,
Class X1 (IO)
1.19%	07/25/26	[4]	127,515,286	7,634,331
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K151,
Class X1 (IO)
0.41%	04/25/30	[4]	127,073,063	3,829,792
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K719,
Class X1 (IO)
0.41%	06/25/22	[4]	47,252,645	35,047
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K726,
Class X1 (IO)
0.88%	04/25/24	[4]	153,511,728	4,245,229
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC01,
Class X1 (IO)
0.69%	12/25/22	[4]	91,897,316	689,951
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC05,
Class X1 (IO)
1.20%	06/25/27	[4]	46,326,373	2,902,303
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC07,
Class X1 (IO)
0.85%	09/25/26	[4]	85,000,000	2,692,647
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KHG2,
Class X (IO)
0.41%	02/25/30	[4]	28,904,910	737,018
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KIR1,
Class X (IO)
1.07%	03/25/26	[4]	120,139,574	6,485,615
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KL05,
Class X1HG (IO)
1.22%	12/25/27	[4]	49,531,000	3,700,367
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS05,
Class X (IO)
0.76%	01/25/23	[4]	159,037,524	2,478,361

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 216

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS06,
Class X (IO)
1.07%	08/25/26	[4]	$68,490,210	$3,427,038
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS07,
Class X (IO)
0.65%	09/25/25	[4]	104,500,000	3,345,839
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS11,
Class XFX (IO)
1.60%	06/25/29	[4]	25,850,000	2,998,220
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q006,
Class APT1
2.66%	07/25/26	[4]	6,237,632	6,335,696
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q006,
Class APT2
2.52%	09/25/26	[4]	13,501,431	13,675,849
Ginnie Mae, Series 2011-152, Class IO (IO)
0.27%	08/16/51[4]		13,460,464	91,180
Ginnie Mae, Series 2012-112, Class IO (IO)
0.24%	02/16/53	[4]	58,855,780	770,611
Ginnie Mae, Series 2012-78, Class IO (IO)
0.48%	06/16/52	[4]	81,350,571	1,184,733
Ginnie Mae, Series 2014-103, Class IO (IO)
0.41%	05/16/55	[4]	32,727,998	659,806
Ginnie Mae, Series 2014-125, Class IO (IO)
0.95%	11/16/54	[4]	38,959,815	2,138,323

				117,005,296

U.S. Agency Mortgage-Backed — 8.48%
Fannie Mae Pool AM2666
3.39%	03/01/33		5,016,020	5,845,792
Fannie Mae Pool AN7345
3.21%	11/01/37		16,299,898	18,683,346
Fannie Mae Pool AN8779
3.50%	05/01/33		3,500,000	4,093,580
Fannie Mae Pool AN9612
3.72%	07/01/33		4,059,000	4,687,295
Fannie Mae Pool BL1794
3.71%	04/01/34		4,845,000	5,790,526
Fannie Mae Pool BL2360
3.45%	05/01/34		12,065,000	13,940,740
Fannie Mae REMICS, Series 2006-11,
Class PS
(-3.67 X LIBOR USD 1-Month plus 24.57%, 24.57% Cap)
21.10%	03/25/36	[2]	20,020	33,883

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2006-8,
Class HJ (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.65%	03/25/36	[2]	$1,082,087	$219,921
Fannie Mae REMICS, Series 2007-52,
Class LS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.10%	06/25/37	[2]	44,810	5,867
Fannie Mae REMICS, Series 2007-77,
Class SK (IO)
(-1.00 X LIBOR USD 1-Month plus 5.87%, 5.87% Cap)
4.92%	08/25/37	[2]	81,752	15,951
Fannie Mae REMICS, Series 2007-88,
Class JI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.45%, 6.45% Cap)
5.50%	04/25/37	[2]	1,059,507	227,289
Fannie Mae REMICS, Series 2008-18,
Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.00%, 7.00% Cap)
6.05%	03/25/38	[2]	49,632	9,383
Fannie Mae REMICS, Series 2008-62,
Class SN (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
5.25%	07/25/38	[2]	165,678	38,400
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.65%	10/25/40	[2]	58,765	8,865
Fannie Mae REMICS, Series 2013-5,
Class GF
(LIBOR USD 1-Month plus 1.10%)
2.05%	10/25/42	[2]	342,759	340,566
Fannie Mae REMICS, Series 2014-49,
Class CF
(LIBOR USD 1-Month plus 1.00%)
1.98%	07/25/43	[2]	14,521,503	14,131,057
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	14,520,699	1,661,259
Freddie Mac REMICS, Series 2711,
Class FA
(LIBOR USD 1-Month plus 1.00%)
1.70%	11/15/33	[2]	75,481	76,181
Freddie Mac REMICS, Series 2733,
Class FB
(LIBOR USD 1-Month plus 0.60%)
1.30%	10/15/33	[2]	270,559	270,309
Freddie Mac REMICS, Series 3339,
Class JS
(-6.50 X LIBOR USD 1-Month plus 42.84%, 42.84% Cap)
38.25%	07/15/37	[2]	14,707	33,162

See accompanying Notes to Financial Statements.

217 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3404,
Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
5.19%	01/15/38	[2]	$68,826	$15,239
Freddie Mac REMICS, Series 3439,
Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
5.20%	04/15/38	[2]	47,010	8,242
Freddie Mac REMICS, Series 3885,
Class PO (PO)
0.00%	11/15/33	[7]	21,423	20,301
Freddie Mac REMICS, Series 4030,
Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
5.91%	04/15/42	[2]	138,779	28,375
Freddie Mac REMICS, Series 4638,
Class UF
(LIBOR USD 1-Month plus 1.00%)
2.02%	09/15/44	[2]	4,128,044	4,090,268
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		111,302	23,570
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		105,380	3,303
Ginnie Mae, Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 7.10% Cap)
0.60%	06/16/37	[2]	698,454	9,748
Ginnie Mae, Series 2011-81, Class IC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.72%, 0.62% Cap)
0.62%	07/20/35	[2]	901,705	12,927
Ginnie Mae, Series 2013-135, Class CS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
5.50%	09/16/43	[2]	2,726,854	570,625
Ginnie Mae, Series 2017-136, Class IO (IO)
5.00%	09/20/47		785,437	113,766
UMBS (TBA)
2.50%	05/01/35		175,150,000	181,612,124

				256,621,860

Total Mortgage-Backed
(Cost $1,417,079,970)				1,297,805,852

MUNICIPAL BONDS — 1.76%*
California — 0.80%
Los Angeles Department of Water & Power
Power System Revenue, Build America
Taxable Bonds, Water Utility Improvements,
Series SY
6.01%	07/01/39		1,950,000	2,576,905

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60	$8,765,000	$7,981,716
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49	6,080,000	7,080,768
State of California, Build America Bonds,
School Improvements, General Obligation
7.95%	03/01/36	6,650,000	6,676,467

			24,315,856

Indiana — 0.12%
Indiana University, Taxable Revenue Bonds,
University and College Improvements,
Series B
3.07%	06/01/60	3,505,000	3,706,082

Massachusetts — 0.12%
Commonwealth of Massachusetts,
Public Improvements, Series C
3.00%	03/01/48	3,585,000	3,687,065

New York — 0.72%
City of New York, Build America Taxable
Bonds, Public Improvements, Series F1
6.65%	12/01/31	3,000,000	3,038,250
New York City Municipal Water Finance
Authority, Build America Bonds, Water Utility
Improvements, Series SE
6.49%	06/15/42	1,650,000	1,662,821
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds, Public
Improvements, Series B-1
4.00%	08/01/38	4,910,000	5,456,680
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Taxable Bonds, Public Improvements,
Subseries FI
3.95%	08/01/32	1,000,000	1,124,230
New York City Water & Sewer System
Revenue Bonds, Water Utility Improvements
3.00%	06/15/50	3,315,000	3,369,200
New York State Dormitory Authority, Build
America Bonds, University & College
Improvements
5.29%	03/15/33	3,100,000	3,632,239

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 218

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)

New York (continued)

New York State Dormitory Authority, Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series A
4.00%	07/01/50	$3,130,000	$3,398,813

			21,682,233

Total Municipal Bonds (Cost $52,999,703)			53,391,236

Total Bonds – 99.28% (Cost $3,188,102,557)			3,005,554,549

Issues	Shares	Value

COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings LLC[5,6,8]	112,222	6,172

Total Common Stock (Cost $5,519,754)

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 5.43%

Commercial Paper — 0.60%

Ford Motor Credit Co. LLC
2.88%[9]	01/08/21	8,000,000	7,503,807
3.20%[9]	10/08/20	10,930,000	10,764,729

			18,268,536

Money Market Funds — 4.26%
Dreyfus Government Cash Management Fund
0.29%[10]		77,865,000	77,865,000
Fidelity Investments Money Market Funds - Government Portfolio
0.28%[10,11]		69,869	69,869
JPMorgan U.S. Government Money Market Fund
0.28%[10]		50,915,000	50,915,000

			128,849,869

U.S. Treasury Bills — 0.57%
U.S. Treasury Bills
0.22%[9,12]	09/10/20	17,358,000	17,349,876

Total Short-Term Investments (Cost $164,766,178)			164,468,281

Value
Total Investments – 104.71% (Cost $3,358,388,489)	$3,170,029,002

Liabilities in Excess of Other Assets – (4.71)%	(142,702,730)

Net Assets – 100.00%	$3,027,326,272

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2020.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $639,247, which is 0.02% of total net assets.

[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2020.

[8]	Non-income producing security.

[9]	Represents annualized yield at date of purchase.

[10]	Represents the current yield as of March 31, 2020.

[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1.

[12]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $17,349,876.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

See accompanying Notes to Financial Statements.

219 / Annual Report March 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2020

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 46,508,655	JPY 4,875,000,000	Citigroup Global Markets, Inc.	06/08/20	$1,217,863
JPY 4,875,000,000	USD 44,238,231	Citigroup Global Markets, Inc.	06/08/20	1,052,561

NET UNREALIZED APPRECIATION				$2,270,424

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	213	06/30/20	$26,701,547	$53,388	$53,388

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	1,120	06/19/20	(174,755,000)	(6,992,384)	(6,992,384)
U.S. Treasury Ultra Bond	1,085	06/19/20	(240,734,375)	(19,955,015)	(19,955,015)

			(415,489,375)	(26,947,399)	(26,947,399)

TOTAL FUTURES CONTRACTS			$(388,787,828)	$(26,894,011)	$(26,894,011)

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate Swap[1]	Call	01/21/23	1.57%	Semi-annually	3-month USD LIBOR	Quarterly	$93,820	$2,292,051	$—	$2,292,051
Interest Rate Swap[1]	Call	01/21/23	1.58%	Semi-annually	3-month USD LIBOR	Quarterly	176,030	4,324,053	33,245	4,290,808
Interest Rate Swap[1]	Call	01/21/26	3 month USD LIBOR	Quarterly	1.67%	Semi-annually	38,165	(2,131,664)	—	(2,131,664)
Interest Rate Swap[1]	Call	01/21/26	3 month USD LIBOR	Quarterly	1.68%	Semi-annually	71,605	(4,027,545)	(23,027)	(4,004,518)

TOTAL SWAPS CONTRACTS							$379,620	$456,895	$10,218	$446,677

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 220

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2020

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND
Investments, at value - Unaffiliated (Cost $30,731,965, $3,393,543, $9,369,938, $304,721,614,
$452,020,707, and $857,021,849, respectively) (Note 2)	$29,373,790	$3,439,379
Investments, at value - Affiliated (Cost $0, $0, $0, $0,
$27,171,821, and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	—
Cash on deposit with brokers for collateral on futures (Note 2)	—	—
Premiums paid for swap contracts	—	—
Unrealized appreciation on foreign currency transactions	—	—
Unrealized appreciation on swap contracts	—	—
Dividends and interest receivable	181,358	36,711
Due from Adviser (Note 6)	5,154	23,518
Receivable for securities sold	—	179,814
Receivable for capital stock sold	19,001	—
Receivable for daily variation margin on futures contracts (Note 3)	31,415	47
Other assets	18,628	38,202

Total assets	29,629,346	3,717,671

Liabilities:
Unrealized depreciation on swap contracts	—	—
Premiums received for swap contracts	—	—
Bank overdraft	13,564	—
Payable for securities purchased	—	421,742
Payable for terminated swaps (Note 3)	—	—
Payable for capital stock redeemed	62,318	—
Payable for daily variation margin on futures contracts (Note 3)	430,025	—
Line of credit commitment fee payable	—	4
Distributions payable	587	—
Administrative fees payable	13,004	8,076
Advisory fees payable (Note 6)	—	808
Audit fees payable	32,782	8,151
Transfer agent fees payable	5,280	6,023
Custodian fees payable	4,108	3,860
Accrued trustees fees and expenses	11	1
Accrued distribution (12b-1) and service fees payable	—	185
Net unrealized depreciation on unfunded commitments (Note 8)	—	—
Accrued other expenses	1,526	29

Total liabilities	563,205	448,879

Net assets	$29,066,141	$3,268,792

Class M Shares:
Net assets (Applicable to 3,268,505, 84,928, 123, 677,246, 13,656,919, and 3,177,342, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$29,066,141	$876,398

Net asset value, offering and redemption price per Class M share	$8.89	$10.32

Class I Shares:
Net assets (Applicable to 0, 231,865, 909,949, 27,856,410, 31,231,832, and 65,097,687, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$2,392,394

Net asset value, offering and redemption price per Class I share	N/A	$10.32

Net Assets Consist of:
Paid-in Capital (Note 9)	$35,404,719	$3,200,499
Accumulated Earnings (Loss)	(6,338,578)	68,293

Net assets	$29,066,141	$3,268,792

[1]	The net asset values of the Class M Shares of the Flexible Income Fund were calculated using unrounded net assets of $1.210.71 divided by the unrounded shares outstanding of 123.296.

See accompanying Notes to Financial Statements.

221 / Annual Report March 2020

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2020

FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

$8,917,889		$279,985,359	$426,140,548	$856,578,329

—		—	27,660	—
—		256,486	142,773	10,872
—		—	—	169,002
—		—	1,018,000	—
—		—	—	7,078
—		—	—	520,871
—		—	—	1,462,296
147,192		431,553	4,185,252	3,144,048
20,856		—	2,597	—
21,972		1,161,424	5,576,489	128,127,219
—		21,677	564,012	1,315,115
3,906		—	542,679	50,044
25		17,713	22,923	29,727

9,111,840		281,874,212	438,222,933	991,414,601

—		—	—	1,363,083
—		—	—	4,903
727		—	—	—

143,753		25,196,681	20,495,783	257,366,294
—		—	—	—
—		32,248	1,344,488	5,390,551
47		—	57,895	16,410
10		412	725	1,215
—		107,773	91,757	3,452
11,908		13,778	10,595	21,379
2,863		118,745	167,552	223,441
6,708		6,709	30,986	39,180
6,041		17,141	34,410	72,288
4,621		4,231	4,974	14,947
—		84	146	254
—		1,484	28,566	6,073
—		100,942	—	—
87		3,114	15,749	16,451

176,765		25,603,342	22,283,626	264,539,921

$8,935,075		$256,270,870	$415,939,307	$726,874,680

$1,211		$6,083,888	$126,586,916	$33,836,198

$9.82	[1]	$8.98	$9.27	$10.65

$8,933,864		$250,186,982	$289,352,391	$693,038,482

$9.82		$8.98	$9.26	$10.65

$9,386,328		$284,433,223	$530,998,742	$724,391,624
(451,253)		(28,162,353)	(115,059,435)	2,483,056

$8,935,075		$256,270,870	$415,939,307	$726,874,680

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 222

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2020

ASSETS:	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND
Investments, at value - Unaffiliated (Cost $7,666,553, $2,087,726,013, $65,297,981, $96,782,790,900, $105,048,937, and $3,358,388,489, respectively) (Note 2)	$7,302,049	$2,057,935,664
Investments, at value - Affiliated (Cost $0, $0, $0, $65,187,440, $0, and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	1,242	441,467
Cash on deposit with brokers for collateral on futures (Note 2)	—	—
Premiums paid for swap contracts	60	20,826
Unrealized appreciation on foreign currency exchange contracts	—	1,371,501
Unrealized appreciation on swap contracts	12,198	3,819,979
Dividends and interest receivable	85,711	6,884,930
Due from Adviser (Note 6)	25,111	—
Receivable for securities sold	10,620	146,029,812
Receivable for capital stock sold	—	7,324,013
Receivable for daily variation margin on futures contracts (Note 3)	1,672	41,855
Other assets	38,211	54,703

Total assets	7,476,874	2,223,924,750

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	—	—
Unrealized depreciation on foreign currency transactions	—	—
Unrealized depreciation on swap contracts	11,180	3,561,367
Premiums received for swap contracts	42	14,425
Options written, at value (Premiums received $0, $540,000, $0, $19,842,853, $0, and $0, respectively) (Note 3)	—	2,919
Bank overdraft	27	28,805
Payable for securities purchased	167,091	307,387,808
Payable for capital stock redeemed	—	5,574,781
Payable for daily variation margin on futures contracts (Note 3)	375	15,756
Line of credit commitment fee payable	10	3,270
Distributions payable	—	140,979
Administrative fees payable	9,988	26,691
Advisory fees payable (Note 6)	1,849	498,199
Audit fees payable	8,151	38,646
Transfer agent fees payable	6,038	237,216
Custodian fees payable	4,734	19,026
Accrued trustees fees and expenses	2	678
Accrued distribution (12b-1) and service fees payable	178	74,583
Accrued other expenses	75	48,433

Total liabilities	209,740	317,673,582

Net assets	$7,267,134	$1,906,251,168

Class M Shares:
Net assets (Applicable to 86,723, 51,991,467, 1,428,333, 807,293,176, 6,709,806, and 24,012,697, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$836,559	$449,701,268

Net asset value, offering and redemption price per Class M share	$9.65	$8.65

Class I Shares:
Net assets (Applicable to 666,665, 168,341,807, 6,621,937, 4,144,455,446, 18,036,590, and 248,328,242, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$6,430,575	$1,456,456,200

Net asset value, offering and redemption price per Class I share	$9.65	$8.65

Class I-2 Shares:
Net assets (Applicable to 0, 0, 0, 9, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Class I-2 share	N/A	N/A

Administrative Class:
Net assets (Applicable to 0, 8,384, 0, 156,243,805, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$93,700

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.18

Plan Class:
Net assets (Applicable to 0, 0, 0, 2,277,531,666, 0, and 8, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$7,570,722	$1,983,320,941
Accumulated Earnings (Loss)	(303,588)	(77,069,773)

Net assets	$7,267,134	$1,906,251,168

[1]	The net asset values of the Class I-2 Shares of the Total Return Bond Fund were calculated using unrounded net assets of $97.07 divided by the unrounded shares outstanding of 8.73.

[2]	The net asset values of the Plan Class Shares of the Unconstrained Bond Fund were calculated using unrounded net assets of $93.12 divided by the unrounded shares outstanding of 8.38.

See accompanying Notes to Financial Statements.

223 / Annual Report March 2020

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2020

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$58,111,572	$96,863,392,133		$104,141,155	$3,170,029,002

—	64,939		—	—
38,142	12,347,795		3,260	—
17,991	18,762,082		—	760,402
—	—		16,000	2,260,000
796	753,720		—	33,245
—	23,968,448		68,700	2,270,424
154,902	155,139,560		—	6,582,859
550,962	344,286,731		271,968	19,850,376
—	—		19,992	—
275,403	21,880,228,247		209,642	270,776,840
72,281	202,785,155		314,694	6,864,384
28,206	204,750		3,422	3,894,158
26,851	644,872		18,600	70,967

59,277,106	119,502,578,432		105,067,433	3,483,392,657

—	12,883		—	—
—	5,885		—	—
144,504	144,598,757		—	6,136,182
552	522,058		—	23,027

—	9,464,531		—	—
—	—		—	153,666
136,177	38,404,009,447		—	434,785,814
157,743	262,012,614		281,244	11,355,094
—	4,748,888		—	9,983
132	122,583		158	5,162
974	13,854,626		1,602	1,316,413
15,726	397,179		11,736	44,525
95,164	24,458,767		21,817	1,784,386
34,937	147,897		31,670	7,050
12,688	5,584,534		13,548	261,208
8,752	390,493		4,315	30,156
27	26,062		33	1,093
2,276	2,230,517		4,413	62,766
2,741	2,096,237		2,593	89,860

612,393	38,874,683,958		373,129	456,066,385

$58,664,713	$80,627,894,474		$104,694,304	$3,027,326,272

$10,412,737	$8,979,526,521		$28,354,756	$267,138,689

$7.29	$11.12		$4.23	$11.12

$48,251,976	$46,086,493,596		$76,339,548	$2,760,187,490

$7.29	$11.12		$4.23	$11.12

N/A	$97		N/A	N/A

N/A	$11.12	[1]	N/A	N/A

N/A	$1,739,033,592		N/A	N/A

N/A	$11.13		N/A	N/A

N/A	$23,822,840,668		N/A	$93

N/A	$10.46		N/A	$11.11	[2]

$66,925,109	$78,187,194,169		$110,879,610	$3,243,373,887
(8,260,396)	2,440,700,305		(6,185,306)	(216,047,615)

$58,664,713	$80,627,894,474		$104,694,304	$3,027,326,272

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 224

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2020

	ALPHATRAK 500 FUND	CORPORATE BOND FUND
Investment Income:
Interest	$1,140,057	$209,129
Dividends	119,706	516

Total investment income	1,259,763	209,645

Expenses:
Investment advisory fees (Note 6)	99,578	9,217
Administration fees	96,494	78,321
Commitment fee	—	14
Custodian fees	26,308	22,573
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	2,140
Miscellaneous expenses	10,119	4,263
Professional fees	49,978	35,095
Registration and filing fees	31,122	5,594
Transfer agent fees	41,182	36,106
Trustees’ fees and expenses	464	31
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	355,245	193,354
Expenses waived and reimbursed (Note 6)	(48,578)	(179,693)

Net expenses	306,667	13,661

Net investment income	953,096	195,984

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts,
Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments - Unaffiliated	142,331	8,947
Futures contracts	(1,051,050)	14,067
Foreign currency exchange contracts	21,540	—
Foreign currency transactions	(585)	—
Swap contracts	—	—

Net change in unrealized appreciation/(depreciation) on:
Investments - Affiliated	—	—
Investments - Unaffiliated	(1,361,452)	(6,826)
Futures contracts	(2,088,172)	(1,872)
Foreign currency transactions	—	—
Swap contracts	—	—

Net realized and change in unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	(4,337,388)	14,316

Net Increase/(Decrease) in Net Assets from Operations	$(3,384,292)	$210,300

See accompanying Notes to Financial Statements.

225 / Annual Report March 2020

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2020

FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

$1,226,339	$12,452,338	$20,917,836	$23,014,154
7,511	588,700	668,222	1,219,101

1,233,850	13,041,038	21,586,058	24,233,255

29,710	1,388,225	2,191,399	2,666,484
100,833	136,763	113,291	178,521
40	1,644	2,924	4,847
26,946	25,340	32,175	88,862

3	24,094	417,916	76,761
4,453	17,844	66,715	58,131
32,228	45,570	56,153	58,429
934	51,294	57,725	59,396
36,181	98,197	299,138	545,405
89	3,444	5,966	10,355
—	3,342	—	—

231,417	1,795,757	3,243,402	3,747,191
(195,102)	(9,650)	(195,808)	(5,068)

36,315	1,786,107	3,047,594	3,742,123

1,197,535	11,254,931	18,538,464	20,491,132

40,287	(1,233,355)	9,112,768	21,175,681
(258)	—	1,384,245	3,603,366
—	117,157	—	233,101
—	(15,663)	—	(33,101)
—	—	—	(53,667)

—	—	(4,247,058)	—
(610,526)	(22,243,330)	(21,188,328)	(6,500,278)
(23,457)	—	330,182	975,843
—	—	—	520,801
—	—	—	96,927

(593,954)	(23,375,191)	(14,608,191)	20,018,673

$603,581	$(12,120,260)	$3,930,273	$40,509,805

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 226

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2020

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$670,404	$57,802,886
Dividends	3,912	1,801,083

Total investment income	674,316	59,603,969

Expenses:
Investment advisory fees (Note 6)	21,393	6,097,478
Administration fees	90,107	252,079
Commitment fee	39	13,092
Custodian fees	27,709	114,681
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	2,074	1,001,449
Administrative Class	—	869
Miscellaneous expenses	4,477	154,548
Professional fees	35,115	66,356
Registration and filing fees	5,594	82,595
Transfer agent fees	36,168	1,737,045
Trustees’ fees and expenses	83	27,655

Total operating expenses	222,759	9,547,847
Expenses waived and reimbursed (Note 6)	(191,068)	—

Net expenses	31,691	9,547,847

Net investment income	642,625	50,056,122

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts,
Foreign Currency Exchange Contracts, Foreign Currency Transactions and Options and Swaptions Written:
Net realized gain/(loss) on:
Investments - Unaffiliated	27,738	13,379,717
Futures contracts	41,554	15,945,658
Foreign currency exchange contracts	—	880,819
Foreign currency transactions	—	(98,459)
Options and swaptions written	—	—
Swap contracts	(437)	(145,425)

Net change in unrealized appreciation/(depreciation) on:
Investments - Affiliated	—	—
Investments - Unaffiliated	(431,127)	(35,094,143)
Futures contracts	11,405	(2,315,426)
Foreign currency exchange contracts	—	1,371,501
Foreign currency transactions	—	(246)
Options and swaptions written	—	(1,662)
Swap contracts	985	251,452

Net realized and change in unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and options and swaptions written	(349,882)	(5,826,214)

Net Increase/(Decrease) in Net Assets from Operations	$292,743	$44,229,908

See accompanying Notes to Financial Statements.

227 / Annual Report March 2020

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2020

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$5,063,105	$2,315,937,410	$2,882,508	$146,433,644
113,605	65,064,781	142,566	29,995

5,176,710	2,381,002,191	3,025,074	146,463,639

1,391,781	273,800,056	248,854	21,279,922
125,195	4,329,865	102,763	375,315
525	488,000	630	20,572
52,418	2,210,869	25,747	179,129

34,127	19,538,038	47,817	906,441
—	6,457,598	—	—
15,253	6,170,000	13,981	274,574
48,619	667,372	46,189	87,738
47,119	708,756	49,236	137,917
115,561	42,565,030	94,607	2,123,074
1,120	1,058,481	1,346	44,544

1,831,718	357,994,065	631,170	25,429,226
(78,535)	—	(244,911)	—

1,753,183	357,994,065	386,259	25,429,226

3,423,527	2,023,008,126	2,638,815	121,034,413

504,462	3,804,324,845	60,894	26,851,078
(1,291,932)	850,903,269	36,845	(23,590,413)
41,703	29,432,826	45,412	1,498,797
(4,695)	(1,887,238)	(4,097)	138,240
—	(26,766,116)	—	—
(6,055)	(5,274,667)	—	(222,947)

—	(9,971,036)	—	—
(5,440,080)	(740,153,955)	(977,333)	(180,850,914)
(374,191)	25,820,844	(75,272)	(22,847,210)
—	23,955,565	68,700	2,270,424
—	(13,258)	—	—
—	10,378,322	—	—
10,155	10,349,752	—	436,592

(6,560,633)	3,971,099,153	(844,851)	(196,316,353)

$(3,137,106)	$5,994,107,279	$1,793,964	$(75,281,940)

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 228

Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Operations:
Net investment income	$953,096	$389,842
Net realized gain/(loss) on investments	142,331	69,956
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	(1,030,095)	(251,932)
Net change in unrealized appreciation/(depreciation) on investments	(1,361,452)	88,466
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	(2,088,172)	1,439,152

Net increase/(decrease) in net assets resulting from operations	(3,384,292)	1,735,484

Distributions to Shareholders:
Class M	(3,355,949)	(404,881)
Class I	—	—

Total Distributions	(3,355,949)	(404,881)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	25,113,482	9,433,378
Shares issued in reinvestment of distributions	3,349,095	403,721
Cost of shares redeemed	(13,858,501)	(8,114,043)

Total Class M capital share transactions	14,604,076	1,723,056

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Net increase in net assets derived from capital share transactions	14,604,076	1,723,056

Net increase/(decrease) in net assets	7,863,835	3,053,659
Net assets at beginning of period	21,202,306	18,148,647

Net assets at end of period	$29,066,141	$21,202,306

1 For the period June 29, 2018 (commencement of operations) to March 31, 2019.

2 For the period November 30, 2018 (commencement of operations) to March 31, 2019.

See accompanying Notes to Financial Statements.

229 / Annual Report March 2020

Metropolitan West Funds

Statements of Changes in Net Assets

CORPORATE BOND FUND		FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND
YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019[2]	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

$195,984	$85,976	$1,197,535	$73,009	$11,254,931	$12,033,260
8,947	15,462	40,287	83,569	(1,233,355)	(1,530,340)

14,067	3,329	(258)	—	101,494	239,986
(6,826)	52,662	(610,526)	158,477	(22,243,330)	(2,860,620)

(1,872)	1,063	(23,457)	—	—	—

210,300	158,492	603,581	315,055	(12,120,260)	7,882,286

(75,400)	(33,698)	(221)	(23)	(411,136)	(700,543)
(132,188)	(59,213)	(1,296,521)	(73,124)	(10,843,970)	(11,347,124)

(207,588)	(92,911)	(1,296,742)	(73,147)	(11,255,106)	(12,047,667)

—	745,000	—	1,000	3,813,347	11,739,229
75,400	33,698	221	23	409,671	691,320
—	—	—	—	(8,650,083)	(16,600,875)

75,400	778,698	221	1,023	(4,427,065)	(4,170,326)

900,000	1,255,000	2,895,439	5,120,000	65,504,910	99,811,617
132,188	59,213	1,296,521	73,124	10,352,626	11,145,423
—	—	—	—	(65,420,233)	(82,545,663)

1,032,188	1,314,213	4,191,960	5,193,124	10,437,303	28,411,377

1,107,588	2,092,911	4,192,181	5,194,147	6,010,238	24,241,051

1,110,300	2,158,492	3,499,020	5,436,055	(17,365,128)	20,075,670
2,158,492	—	5,436,055	—	273,635,998	253,560,328

$3,268,792	$2,158,492	$8,935,075	$5,436,055	$256,270,870	$273,635,998

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 230

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]
Operations:
Net investment income	$18,538,464	$23,232,202
Net realized gain/(loss) on investments	9,112,768	3,676,845
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	1,384,245	666,121
Net change in unrealized appreciation/(depreciation) on investments	(25,435,386)	1,335,606
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	330,182	700,195

Net increase in net assets resulting from operations	3,930,273	29,610,969

Distributions to Shareholders:
Class M	(6,806,120)	(8,137,689)
Class I	(11,733,736)	(14,803,513)
Administrative Class	—	—
Tax Return of Capital:
Class M	—	—
Class I	—	—
Administrative Class	—	—

Total Distributions	(18,539,856)	(22,941,202)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	39,365,774	59,028,791
Shares issued in reinvestment of distributions	6,576,867	7,904,396
Cost of shares redeemed	(101,550,221)	(92,773,959)

Total Class M capital share transactions	(55,607,580)	(25,840,772)

Class I:
Proceeds from sale of shares	176,403,014	201,045,150
Shares issued in reinvestment of distributions	10,769,869	13,424,835
Cost of shares redeemed	(181,596,530)	(319,107,409)

Total Class I capital share transactions	5,576,353	(104,637,424)

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Net increase/(decrease) in net assets derived from capital share transactions	(50,031,227)	(130,478,196)

Net increase/(decrease) in net assets	(64,640,810)	(123,808,429)
Net assets at beginning of period	480,580,117	604,388,546

Net assets at end of period	$415,939,307	$480,580,117

1 Consolidated Statement of Changes in Net Assets.

2 For the period June 29, 2018 (commencement of operations) to March 31, 2019.

See accompanying Notes to Financial Statements.

231 / Annual Report March 2020

Metropolitan West Funds

Statements of Changes in Net Assets

INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND
YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019[2]	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

$20,491,132	$19,904,240	$642,625	$256,220	$50,056,122	$57,515,619
21,175,681	701,666	27,738	60,259	13,379,717	(3,071,666)

3,749,699	707,048	41,117	(1,390)	16,582,593	2,600,814
(6,500,278)	7,888,043	(431,127)	66,623	(35,094,143)	5,976,618

1,593,571	738,541	12,390	(2,321)	(694,381)	2,852,270

40,509,805	29,939,538	292,743	379,391	44,229,908	65,873,655

(907,641)	(1,049,701)	(94,322)	(42,783)	(12,024,510)	(16,667,480)
(19,581,347)	(18,870,200)	(612,228)	(226,389)	(37,166,534)	(40,401,619)
—	—	—	—	(5,009)	(26,762)

—	—	—	—	—	(23,477)
—	—	—	—	—	(51,488)
—	—	—	—	—	(32)

(20,488,988)	(19,919,901)	(706,550)	(269,172)	(49,196,053)	(57,170,858)

10,513,623	8,930,041	—	732,500	49,556,729	37,897,702
903,052	1,038,740	94,322	42,783	11,868,809	16,512,389
(13,854,184)	(27,862,526)	—	—	(191,932,571)	(450,522,739)

(2,437,509)	(17,893,745)	94,322	775,283	(130,507,033)	(396,112,648)

122,812,134	143,802,411	1,095,000	4,767,500	370,441,484	422,572,200
19,285,880	18,354,290	612,228	226,389	35,093,600	38,796,615
(176,794,379)	(231,490,840)	—	—	(522,614,405)	(576,061,745)

(34,696,365)	(69,334,139)	1,707,228	4,993,889	(117,079,321)	(114,692,930)

—	—	—	—	20,388	412,326
—	—	—	—	1,673	3,028
—	—	—	—	(346,322)	(5,361,196)

—	—	—	—	(324,261)	(4,945,842)

(37,133,874)	(87,227,884)	1,801,550	5,769,172	(247,910,615)	(515,751,420)

(17,113,057)	(77,208,247)	1,387,743	5,879,391	(252,876,760)	(507,048,623)
743,987,737	821,195,984	5,879,391	—	2,159,127,928	2,666,176,551

$726,874,680	$743,987,737	$7,267,134	$5,879,391	$1,906,251,168	$2,159,127,928

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 232

Metropolitan West Funds

Statements of Changes in Net Assets

	STRATEGIC INCOME FUND
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Operations:
Net investment income	$3,423,527	$3,988,237
Net realized gain/(loss)	504,462	(179,924)
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	(1,260,979)	(105,831)
Net change in unrealized appreciation/(depreciation) on investments	(5,440,080)	(753,967)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	(364,036)	(112,292)

Net increase/(decrease) in net assets resulting from operations	(3,137,106)	2,836,223

Distributions to Shareholders:
Class M	(537,821)	(901,447)
Class I	(2,875,979)	(3,111,962)
Administrative Class	—	—
Plan Class	—	—
Tax Return of Capital:
Class M	—	—
Class I	—	—

Total Distributions	(3,413,800)	(4,013,409)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	4,390,876	3,505,735
Shares issued in reinvestment of distributions	527,237	891,815
Cost of shares redeemed	(11,601,313)	(12,602,836)

Total Class M capital share transactions	(6,683,200)	(8,205,286)

Class I:
Proceeds from sale of shares	8,919,733	12,178,869
Shares issued in reinvestment of distributions	2,871,974	3,111,134
Cost of shares redeemed	(25,110,769)	(16,900,636)

Total Class I capital share transactions	(13,319,062)	(1,610,633)

Class I-2:
Proceeds from sale of shares	—	—

Total Class I-2 capital share transactions	—	—

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase/(decrease) in net assets derived from capital share transactions	(20,002,262)	(9,815,919)

Net increase/(decrease) in net assets	(26,553,168)	(10,993,105)
Net assets at beginning of year	85,217,881	96,210,986

Net assets at end of year	$58,664,713	$85,217,881

See accompanying Notes to Financial Statements.

233 / Annual Report March 2020

Metropolitan West Funds

Statements of Changes in Net Assets

TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

$2,023,008,126	$2,112,787,205	$2,638,815	$2,409,996	$121,034,413	$116,127,690
3,804,324,845	79,099,664	60,894	(236,494)	26,851,078	(8,168,008)

846,408,074	97,796,555	78,160	320,477	(22,176,323)	924,558
(750,124,991)	845,175,343	(977,333)	138,562	(180,850,914)	2,609,894

70,491,225	86,345,290	(6,572)	(51,411)	(20,140,194)	(3,397,523)

5,994,107,279	3,221,204,057	1,793,964	2,581,130	(75,281,940)	108,096,611

(300,388,115)	(273,391,389)	(756,939)	(829,374)	(12,589,905)	(18,384,003)
(1,537,934,853)	(1,239,989,637)	(1,886,190)	(1,585,733)	(107,860,978)	(98,708,243)
(49,057,509)	(24,372,504)	—	—	—	—
(823,240,499)	(574,517,893)	—	—	—	—

—	—	—	—	—	(3,771)
—	—	—	—	—	(18,705)

(2,710,620,976)	(2,112,271,423)	(2,643,129)	(2,415,107)	(120,450,883)	(117,114,722)

2,020,194,403	1,476,031,777	14,930,510	5,620,754	81,683,781	120,030,558
297,755,323	270,744,373	725,591	794,098	11,911,123	17,699,507
(3,301,382,158)	(3,936,336,811)	(21,398,277)	(22,861,454)	(264,774,683)	(323,195,994)

(983,432,432)	(2,189,560,661)	(5,742,176)	(16,446,602)	(171,179,779)	(185,465,929)

13,667,391,267	10,831,780,423	42,913,142	24,210,837	1,089,940,500	1,122,095,700
1,390,528,528	1,110,511,508	1,882,967	1,582,264	88,891,932	80,100,104
(11,771,099,618)	(18,950,183,307)	(35,906,941)	(26,591,302)	(891,192,312)	(1,171,406,272)

3,286,820,177	(7,007,891,376)	8,889,168	(798,201)	287,640,120	30,789,532

100	—	—	—	—	—

100	—	—	—	—	—

928,545,275	402,509,711	—	—	—	—
48,519,313	24,072,798	—	—	—	—
(319,527,834)	(408,081,441)	—	—	—	—

657,536,754	18,501,068	—	—	—	—

7,677,631,917	7,224,408,177	—	—	100	—
763,872,829	553,494,749	—	—	—	—
(6,168,990,702)	(5,880,964,750)	—	—	—	—

2,272,514,044	1,896,938,176	—	—	100	—

5,233,438,643	(7,282,012,793)	3,146,992	(17,244,803)	116,460,441	(154,676,397)

8,516,924,946	(6,173,080,159)	2,297,827	(17,078,780)	(79,272,382)	(163,694,508)
72,110,969,528	78,284,049,687	102,396,477	119,475,257	3,106,598,654	3,270,293,162

$80,627,894,474	$72,110,969,528	$104,694,304	$102,396,477	$3,027,326,272	$3,106,598,654

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 234

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$10.73	$9.98	$8.95	$7.22	$7.22

Income from Investment Operations:
Net investment income[1]	0.31	0.22	0.09	0.12	0.02
Net realized and unrealized gain/(loss)	(1.14)	0.76	1.03	1.77	0.02

Total Income/(Loss) from Investment Operations	(0.83)	0.98	1.12	1.89	0.04

Less Distributions:
From net investment income	(0.30)	(0.23)	(0.09)	(0.16)	(0.04)
From net capital gains	(0.71)	—	—	—	—

Total Distributions	(1.01)	(0.23)	(0.09)	(0.16)	(0.04)

Net Asset Value, End of Year	$8.89	$10.73	$9.98	$8.95	$7.22

Total Return	(9.36)%	9.93%	12.52%	26.38%	0.53%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$29,066	$21,202	$18,149	$20,714	$2,406
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%	1.39%	0.90%[2]	3.37%	2.64%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.80%	2.15%	0.90%	1.49%	0.31%
Portfolio Turnover Rate	89%	140%	115%	505%	59%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.88%.

See accompanying Notes to Financial Statements.

235 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS M*
	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.88	0.41
Net realized and unrealized gain	0.06	0.34

Total Income from Investment Operations	0.94	0.75

Less Distributions:
From net investment income	(0.86)	(0.41)
From net capital gains	(0.07)	(0.03)

Total Distributions	(0.93)	(0.44)

Net Asset Value, End of Period	$10.32	$10.31

Total Return	9.19%	7.75%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$876	$803
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	8.55%	9.81%[3]
After expense waivers and reimbursements	0.75%	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.31%	5.47%[3]
Portfolio Turnover Rate	65%	159%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 236

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS I*
	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.91	0.43
Net realized and unrealized gain	0.06	0.34

Total Income from Investment Operations	0.97	0.77

Less Distributions:
From net investment income	(0.89)	(0.43)
From net capital gains	(0.07)	(0.03)

Total Distributions	(0.96)	(0.46)

Net Asset Value, End of Period	$10.32	$10.31

Total Return	9.46%	7.95%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,392	$1,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	8.30%	9.56%[3]
After expense waivers and reimbursements	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.62%	5.72%[3]
Portfolio Turnover Rate	65%	159%[2]

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

* The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

237 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS M*
	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.79	$10.00

Income from Investment Operations:
Net investment income[1]	1.86	0.23
Net realized and unrealized gain/(loss)	(0.85)	0.79

Total Income from Investment Operations	1.01	1.02

Less Distributions:
From net investment income	(1.98)	(0.23)

Total Distributions	(1.98)	(0.23)

Net Asset Value, End of Period	$9.82	$10.79

Total Return	9.82%	10.25%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.76%	9.18%[3]
After expense waivers and reimbursements	0.80%	0.80%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	17.64%	6.76%[3]
Portfolio Turnover Rate	122%	80%[2]

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

* The Flexible Income Fund Class M Shares commenced operations on November 30, 2018.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 238

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS I*
	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.78	$10.00

Income from Investment Operations:
Net investment income[1]	1.90	0.24
Net realized and unrealized gain/(loss)	(0.85)	0.78

Total Income from Investment Operations	1.05	1.02

Less Distributions:
From net investment income	(2.01)	(0.24)

Total Distributions	(2.01)	(0.24)

Net Asset Value, End of Period	$9.82	$10.78

Total Return	10.14%	10.24%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,934	$5,435
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.51%	8.82%[3]
After expense waivers and reimbursements	0.55%	0.55%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	18.14%	7.16%[3]
Portfolio Turnover Rate	122%	80%[2]

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

* The Flexible Income Fund Class I Shares commenced operations on November 30, 2018.

See accompanying Notes to Financial Statements.

239 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$9.90	$10.06	$10.06	$9.80	$10.13

Income from Investment Operations:
Net investment income[1]	0.42	0.42	0.36	0.33	0.34
Net realized and unrealized gain/(loss)	(0.92)	(0.15)	—	0.26	(0.32)

Total Income/(Loss) from Investment Operations	(0.50)	0.27	0.36	0.59	0.02

Less Distributions:
From net investment income	(0.42)	(0.43)	(0.36)	(0.33)	(0.34)
From net capital gains	—	—	—	—	(0.01)

Total Distributions	(0.42)	(0.43)	(0.36)	(0.33)	(0.35)

Net Asset Value, End of Year	$8.98	$9.90	$10.06	$10.06	$9.80

Total Return	(5.36)%	2.72%	3.61%	6.08%	0.23%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$6,084	$11,229	$15,802	$25,072	$8,206
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.00%	1.03%	1.04%	1.05%	1.07%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.27%	4.23%	3.53%	3.28%	3.42%
Portfolio Turnover Rate	51%	52%	71%	40%	66%

1 Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 240

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$9.90	$10.05	$10.06	$9.80	$10.12

Income from Investment Operations:
Net investment income[1]	0.44	0.45	0.38	0.35	0.36
Net realized and unrealized gain/(loss)	(0.92)	(0.15)	(0.01)	0.26	(0.31)

Total Income/(Loss) from Investment Operations	(0.48)	0.30	0.37	0.61	0.05

Less Distributions:
From net investment income	(0.44)	(0.45)	(0.38)	(0.35)	(0.36)
From net capital gains	—	—	—	—	(0.01)

Total Distributions	(0.44)	(0.45)	(0.38)	(0.35)	(0.37)

Net Asset Value, End of Year	$8.98	$9.90	$10.05	$10.06	$9.80

Total Return	(5.17)%	3.03%	3.72%	6.29%	0.53%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$250,187	$262,407	$237,759	$206,276	$139,472
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%	0.71%	0.72%	0.75%	0.73%
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.47%	4.50%	3.77%	3.48%	3.61%
Portfolio Turnover Rate	51%	52%	71%	40%	66%

1 Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

241 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]

Net Asset Value, Beginning of Year	$9.66	$9.55	$9.60	$9.09	$9.72

Income from Investment Operations:
Net investment income[2]	0.40	0.41	0.34	0.34	0.39
Net realized and unrealized gain/(loss)	(0.39)	0.11	(0.05)	0.50	(0.63)

Total Income/(Loss) from Investment Operations	0.01	0.52	0.29	0.84	(0.24)

Less Distributions:
From net investment income	(0.40)	(0.41)	(0.34)	(0.33)	(0.39)

Total Distributions	(0.40)	(0.41)	(0.34)	(0.33)	(0.39)

Net Asset Value, End of Year	$9.27	$9.66	$9.55	$9.60	$9.09

Total Return	(0.06)%	5.57%	3.01%	9.35%	(2.52)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$126,587	$187,339	$211,021	$344,328	$498,128
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.93%	0.92%	0.91%	0.89%	0.87%
After expense waivers and reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.07%	4.33%	3.47%	3.55%	4.19%
Portfolio Turnover Rate	181%	120%	167%	185%	139%

[1]	Consolidated Financial Highlights.

2 Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 242

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]

Net Asset Value, Beginning of Year	$9.65	$9.55	$9.60	$9.09	$9.72

Income from Investment Operations:
Net investment income[2]	0.42	0.44	0.36	0.36	0.42
Net realized and unrealized gain/(loss)	(0.39)	0.09	(0.05)	0.50	(0.64)

Total Income/(Loss) from Investment Operations	0.03	0.53	0.31	0.86	(0.22)

Less Distributions:
From net investment income	(0.42)	(0.43)	(0.36)	(0.35)	(0.41)

Total Distributions	(0.42)	(0.43)	(0.36)	(0.35)	(0.41)

Net Asset Value, End of Year	$9.26	$9.65	$9.55	$9.60	$9.09

Total Return	0.19%	5.72%	3.27%	9.62%	(2.28)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$289,352	$293,241	$393,368	$532,071	$572,436
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.63%	0.63%	0.62%	0.61%
After expense waivers and reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.33%	4.58%	3.74%	3.78%	4.44%
Portfolio Turnover Rate	181%	120%	167%	185%	139%

1 Consolidated Financial Highlights.

2 Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

243 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$10.37	$10.21	$10.37	$10.58	$10.65

Income from Investment Operations:
Net investment income[1]	0.26	0.25	0.18	0.14	0.13
Net realized and unrealized gain/(loss)	0.28	0.17	(0.16)	(0.09)	(0.03)

Total Income from Investment Operations	0.54	0.42	0.02	0.05	0.10

Less Distributions:
From net investment income	(0.26)	(0.26)	(0.18)	(0.15)	(0.12)
From net capital gains	—	—	—	(0.11)	(0.05)

Total Distributions	(0.26)	(0.26)	(0.18)	(0.26)	(0.17)

Net Asset Value, End of Year	$10.65	$10.37	$10.21	$10.37	$10.58

Total Return	5.27%	4.15%	0.19%	0.43%	1.03%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$33,836	$35,343	$52,942	$92,642	$199,031
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%	0.69%	0.70%[2]	0.70%[3]	0.70%
After expense waivers and reimbursements	0.70%	0.69%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.49%	2.49%	1.71%	1.35%	1.20%
Portfolio Turnover Rate	393%	277%	251%	252%	309%

1 Per share numbers have been calculated using the average share method.

2 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.67%

3 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 244

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$10.36	$10.21	$10.37	$10.58	$10.65

Income from Investment Operations:
Net investment income[1]	0.29	0.28	0.20	0.17	0.15
Net realized and unrealized gain/(loss)	0.28	0.15	(0.15)	(0.10)	(0.02)

Total Income from Investment Operations	0.57	0.43	0.05	0.07	0.13

Less Distributions:
From net investment income	(0.28)	(0.28)	(0.21)	(0.17)	(0.15)
From net capital gains	—	—	—	(0.11)	(0.05)

Total Distributions	(0.28)	(0.28)	(0.21)	(0.28)	(0.20)

Net Asset Value, End of Year	$10.65	$10.36	$10.21	$10.37	$10.58

Total Return	5.60%	4.29%	0.43%	0.68%	1.28%

Ratios/Supplemental Data:
Net Assets, end of the year (in thousands)	$693,038	$708,645	$768,254	$1,064,551	$1,094,444
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%	0.47%	0.46%	0.45%	0.46%
After expense waivers and reimbursements	0.48%	0.47%	0.46%	0.45%	0.46%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.69%	2.74%	1.97%	1.63%	1.44%
Portfolio Turnover Rate	393%	277%	251%	252%	309%

1 Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

245 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS M*

	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	1.05	0.55
Net realized and unrealized gain/(loss)	(0.55)	0.33

Total Income from Investment Operations	0.50	0.88

Less Distributions:
From net investment income	(1.05)	(0.55)
From net capital gains	(0.11)	(0.02)

Total Distributions	(1.16)	(0.57)

Net Asset Value, End of Period	$9.65	$10.31

Total Return	4.80%	9.02%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$837	$799
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.86%	4.78%[3]
After expense waivers and reimbursements	0.70%	0.70%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	10.33%	7.20%[3]
Portfolio Turnover Rate	76%	199%[2]

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

* The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 246

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS I*

	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	1.07	0.55
Net realized and unrealized gain/(loss)	(0.55)	0.34

Total Income from Investment Operations	0.52	0.89

Less Distributions:
From net investment income	(1.07)	(0.56)
From net capital gains	(0.11)	(0.02)

Total Distributions	(1.18)	(0.58)

Net Asset Value, End of Period	$9.65	$10.31

Total Return	5.02%	9.20%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,431	$5,081
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.61%	4.53%[3]
After expense waivers and reimbursements	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	10.54%	7.29%[3]
Portfolio Turnover Rate	76%	199%[2]

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

* The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

247 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$8.68	$8.63	$8.72	$8.73	$8.81

Income from Investment Operations:
Net investment income[1]	0.20	0.20	0.13	0.10	0.10
Net realized and unrealized gain/(loss)	(0.03)	0.05	(0.09)	(0.00)[2]	(0.08)

Total Income from Investment Operations	0.17	0.25	0.04	0.10	0.02

Less Distributions:
From net investment income	(0.20)	(0.20)	(0.13)	(0.10)	(0.10)
From net capital gains	—	—	—	(0.01)	—
Return of Capital	—	(0.00)[2]	—	—	—

Total Distributions	(0.20)	(0.20)	(0.13)	(0.11)	(0.10)

Net Asset Value, End of Year	$8.65	$8.68	$8.63	$8.72	$8.73

Total Return	1.93%	2.93%	0.48%	1.25%	0.22%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$449,701	$580,434	$975,388	$1,284,692	$1,492,411
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.62%	0.62%	0.61%	0.62%
After expense waivers and reimbursements	0.62%	0.62%	0.62%	0.61%	0.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.32%	2.29%	1.45%	1.19%	1.16%
Portfolio Turnover Rate	233%	174%	200%	95%	119%

1 Per share numbers have been calculated using the average share method.

2 Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 248

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
Net Asset Value, Beginning of Year	$8.68	$8.64	$8.72	$8.73	$8.81

Income from Investment Operations:
Net investment income[1]	0.22	0.22	0.15	0.12	0.12
Net realized and unrealized gain/(loss)	(0.03)	0.04	(0.08)	(0.00)[2]	(0.08)

Total Income from Investment Operations	0.19	0.26	0.07	0.12	0.04

Less Distributions:
From net investment income	(0.22)	(0.22)	(0.15)	(0.12)	(0.12)
From net capital gains	—	—	—	(0.01)	—
Return of Capital	—	(0.00)[2]	—	—	—

Total Distributions	(0.22)	(0.22)	(0.15)	(0.13)	(0.12)

Net Asset Value, End of Year	$8.65	$8.68	$8.64	$8.72	$8.73

Total Return	2.14%	3.03%	0.81%	1.46%	0.44%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,456,456	$1,578,279	$1,685,415	$1,816,633	$1,915,270
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.42%	0.41%	0.40%	0.40%	0.39%
After expense waivers and reimbursements	0.42%	0.41%	0.40%	0.40%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.51%	2.53%	1.68%	1.40%	1.39%
Portfolio Turnover Rate	233%	174%	200%	95%	119%

1 Per share numbers have been calculated using the average share method.

2 Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

249 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
Net Asset Value, Beginning of Year	$11.21	$11.16	$11.27	$11.27	$11.37

Income from Investment Operations:
Net investment income[1]	0.26	0.23	0.15	0.12	0.12

Net realized and unrealized gain/(loss)	(0.05)	0.06	(0.10)	(0.01)	(0.11)

Total Income from Investment Operations	0.21	0.29	0.05	0.13	0.01

Less Distributions:
From net investment income	(0.24)	(0.24)	(0.16)	(0.12)	(0.11)
From net capital gains	—	—	—	(0.01)	—
Return of Capital	—	(0.00)[2]	—	—	—

Total Distributions	(0.24)	(0.24)	(0.16)	(0.13)	(0.11)

Net Asset Value, End of Year	$11.18	$11.21	$11.16	$11.27	$11.27

Total Return	1.90%	2.68%	0.43%	1.22%	0.13%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$94	$415	$5,374	$7,210	$7,359
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%	0.72%	0.72%	0.72%	0.72%
After expense waivers and reimbursements	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.27%	2.02%	1.35%	1.08%	1.07%
Portfolio Turnover Rate	233%	174%	200%	95%	119%

1 Per share numbers have been calculated using the average share method.

2 Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 250

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
Net Asset Value, Beginning of Year	$7.89	$7.99	$8.05	$7.99	$8.32

Income from Investment Operations:
Net investment income[1]	0.31	0.32	0.25	0.27	0.28

Net realized and unrealized gain/(loss)	(0.60)	(0.09)	(0.03)	0.04	(0.33)

Total Income/(Loss) from Investment Operations	(0.29)	0.23	0.22	0.31	(0.05)

Less Distributions:
From net investment income	(0.31)	(0.33)	(0.28)	(0.25)	(0.28)

Total Distributions	(0.31)	(0.33)	(0.28)	(0.25)	(0.28)

Net Asset Value, End of Year	$7.29	$7.89	$7.99	$8.05	$7.99

Total Return	(3.86)%	3.01%	2.78%	3.91%	(0.57)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$10,413	$17,908	$26,420	$44,430	$59,072
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.43%	1.84%[2]	2.45%	2.09%	1.87%
After expense waivers and reimbursements	2.35%	1.84%	2.35%	2.09%	1.87%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.95%	4.10%	3.15%	3.36%	3.46%
Portfolio Turnover Rate	50%	36%	32%	42%	20%

1 Per share numbers have been calculated using the average share method.

2 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.67%.

See accompanying Notes to Financial Statements.

251 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
Net Asset Value, Beginning of Year	$7.89	$7.98	$8.05	$7.98	$8.31

Income from Investment Operations:
Net investment income[1]	0.33	0.35	0.27	0.29	0.31

Net realized and unrealized gain/(loss)	(0.60)	(0.09)	(0.04)	0.05	(0.33)

Total Income/(Loss) from Investment Operations	(0.27)	0.26	0.23	0.34	(0.02)

Less Distributions:
From net investment income	(0.33)	(0.35)	(0.30)	(0.27)	(0.31)

Total Distributions	(0.33)	(0.35)	(0.30)	(0.27)	(0.31)

Net Asset Value, End of Year	$7.29	$7.89	$7.98	$8.05	$7.98

Total Return	(3.61)%	3.41%	2.90%	4.32%	(0.25)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$48,252	$67,310	$69,791	$70,556	$61,018
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.20%	1.53%[2]	2.22%	1.84%	1.54%
After expense waivers and reimbursements	2.10%	1.53%	2.10%	1.84%	1.54%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.23%	4.45%	3.40%	3.64%	3.78%
Portfolio Turnover Rate	50%	36%	32%	42%	20%

1 Per share numbers have been calculated using the average share method.

2 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.41%.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 252

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
Net Asset Value, Beginning of Year	$10.64	$10.46	$10.57	$10.83	$11.02

Income from Investment Operations:
Net investment income[1]	0.26	0.28	0.21	0.18	0.18
Net realized and unrealized gain/(loss)	0.57	0.18	(0.11)	(0.11)	(0.07)

Total Income from Investment Operations	0.83	0.46	0.10	0.07	0.11

Less Distributions:
From net investment income	(0.26)	(0.28)	(0.21)	(0.18)	(0.18)
From net capital gains	(0.09)	—	—	(0.15)	(0.12)

Total Distributions	(0.35)	(0.28)	(0.21)	(0.33)	(0.30)

Net Asset Value, End of Year	$11.12	$10.64	$10.46	$10.57	$10.83

Total Return	7.93%	4.49%	0.94%	0.70%	0.99%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$8,979,527	$9,560,056	$11,617,735	$15,223,666	$16,488,095
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%	0.67%	0.67%	0.67%	0.66%
After expense waivers and reimbursements	0.67%	0.67%	0.67%	0.67%	0.66%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.38%	2.68%	1.96%	1.71%	1.64%
Portfolio Turnover Rate	405%	255%	291%	313%	303%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

253 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$10.64	$10.46	$10.57	$10.83	$11.01

Income from Investment Operations:
Net investment income[1]	0.28	0.30	0.23	0.21	0.20
Net realized and unrealized gain/(loss)	0.57	0.18	(0.11)	(0.11)	(0.06)

Total Income from Investment Operations	0.85	0.48	0.12	0.10	0.14

Less Distributions:
From net investment income	(0.28)	(0.30)	(0.23)	(0.21)	(0.20)
From net capital gains	(0.09)	—	—	(0.15)	(0.12)

Total Distributions	(0.37)	(0.30)	(0.23)	(0.36)	(0.32)

Net Asset Value, End of Year	$11.12	$10.64	$10.46	$10.57	$10.83

Total Return	8.16%	4.72%	1.17%	0.93%	1.31%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$46,086,494	$40,927,700	$47,327,297	$49,013,553	$46,277,563
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%	0.44%	0.44%	0.44%	0.43%
After expense waivers and reimbursements	0.45%	0.44%	0.44%	0.44%	0.43%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.60%	2.91%	2.19%	1.94%	1.87%
Portfolio Turnover Rate	405%	255%	291%	313%	303%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 254

Metropolitan West Funds

Financial Highlights

TOTAL RETURN BOND FUND CLASS I-2*

PERIOD ENDED MARCH 31, 2020

Net Asset Value, Beginning of Period	$11.48

Income from Investment Operations:
Net investment income[1]	0.02
Net realized and unrealized loss	(0.36)

Total Loss from Investment Operations	(0.34)

Less Distributions:
From net investment income	(0.02)
Total Distributions	(0.02)

Net Asset Value, End of Period	$11.12

Total Return	(2.93)%[2]

Ratios/Supplemental Data:
Net Assets, end of period	$97 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.33%[4]
After expense waivers and reimbursements	0.33%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.49%[4]
Portfolio Turnover Rate	405%[2]

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Represents the whole number without rounding to the 000s.

4 Annualized.

* The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.

See accompanying Notes to Financial Statements.

255 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$10.65	$10.47	$10.58	$10.84	$11.02

Income from Investment Operations:
Net investment income[1]	0.25	0.27	0.20	0.17	0.16
Net realized and unrealized gain/(loss)	0.57	0.18	(0.11)	(0.11)	(0.06)

Total Income from Investment Operations	0.82	0.45	0.09	0.06	0.10

Less Distributions:
From net investment income	(0.25)	(0.27)	(0.20)	(0.17)	(0.16)
From net capital gains	(0.09)	—	—	(0.15)	(0.12)

Total Distributions	(0.34)	(0.27)	(0.20)	(0.32)	(0.28)

Net Asset Value, End of Year	$11.13	$10.65	$10.47	$10.58	$10.84

Total Return	7.80%	4.36%	0.83%	0.59%	0.96%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,739,034	$1,011,637	$975,897	$768,125	$291,168
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
After expense waivers and reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.26%	2.58%	1.87%	1.62%	1.51%
Portfolio Turnover Rate	405%	255%	291%	313%	303%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 256

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$10.01	$9.84	$9.95	$10.20	$10.38

Income from Investment Operations:
Net investment income[1]	0.28	0.29	0.23	0.20	0.20
Net realized and unrealized gain/(loss)	0.54	0.17	(0.11)	(0.10)	(0.07)

Total Income from Investment Operations	0.82	0.46	0.12	0.10	0.13

Less Distributions:
From net investment income	(0.28)	(0.29)	(0.23)	(0.20)	(0.19)
From net capital gains	(0.09)	—	—	(0.15)	(0.12)

Total Distributions	(0.37)	(0.29)	(0.23)	(0.35)	(0.31)

Net Asset Value, End of Year	$10.46	$10.01	$9.84	$9.95	$10.20

Total Return	8.29%	4.80%	1.18%	1.03%	1.33%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$23,822,841	$20,611,577	$18,363,121	$13,687,733	$10,702,029
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%	0.37%	0.37%	0.37%	0.38%
After expense waivers and reimbursements	0.37%	0.37%	0.37%	0.37%	0.38%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.67%	3.00%	2.28%	2.01%	1.93%
Portfolio Turnover Rate	405%	255%	291%	313%	303%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

257 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$4.26	$4.25	$4.27	$4.27	$4.29

Income from Investment Operations:
Net investment income[1]	0.11	0.09	0.05	0.04	0.03
Net realized and unrealized gain/(loss)	(0.03)	0.01	(0.02)	0.01	(0.02)

Total Income from Investment Operations	0.08	0.10	0.03	0.05	0.01

Less Distributions:
From net investment income	(0.11)	(0.09)	(0.05)	(0.04)	(0.03)
From net capital gains	—	—	—	(0.01)	—

Total Distributions	(0.11)	(0.09)	(0.05)	(0.05)	(0.03)

Net Asset Value, End of Year	$4.23	$4.26	$4.25	$4.27	$4.27

Total Return	1.85%	2.37%	0.68%	1.14%	0.18%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$28,355	$34,376	$50,777	$66,238	$78,212
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.77%	0.74%	0.69%	0.67%	0.68%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.53%	2.08%	1.14%	0.97%	0.66%
Portfolio Turnover Rate	303%	172%	183%	63%	37%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 258

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$4.27	$4.26	$4.27	$4.28	$4.30

Income from Investment Operations:
Net investment income[1]	0.12	0.10	0.06	0.05	0.04
Net realized and unrealized gain/(loss)	(0.04)	0.01	(0.01)	(0.00)[2]	(0.03)

Total Income from Investment Operations	0.08	0.11	0.05	0.05	0.01

Less Distributions:
From net investment income	(0.12)	(0.10)	(0.06)	(0.05)	(0.03)
From net capital gains	—	—	—	(0.01)	—

Total Distributions	(0.12)	(0.10)	(0.06)	(0.06)	(0.03)

Net Asset Value, End of Year	$4.23	$4.27	$4.26	$4.27	$4.28

Total Return	1.78%	2.53%	1.08%	1.06%	0.34%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$76,340	$68,020	$68,698	$70,744	$74,751
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.58%	0.56%	0.52%	0.49%	0.50%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.70%	2.27%	1.30%	1.13%	0.83%
Portfolio Turnover Rate	303%	172%	183%	63%	37%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

259 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$11.80	$11.83	$11.90	$11.72	$11.95

Income from Investment Operations:
Net investment income[1]	0.42	0.41	0.29	0.25	0.23
Net realized and unrealized gain/(loss)	(0.69)	(0.03)	(0.03)	0.22	(0.23)

Total Income/(Loss) from Investment Operations	(0.27)	0.38	0.26	0.47	—

Less Distributions:
From net investment income	(0.41)	(0.41)	(0.31)	(0.25)	(0.23)
From net capital gains	—	—	(0.02)	(0.04)	—
Return of Capital	—	(0.00)[2]	—	—	—

Total Distributions	(0.41)	(0.41)	(0.33)	(0.29)	(0.23)

Net Asset Value, End of Year	$11.12	$11.80	$11.83	$11.90	$11.72

Total Return	(2.47)%	3.31%	2.18%	4.11%	(0.02)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$267,139	$454,968	$642,999	$1,460,884	$827,053
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.03%	1.03%[3]	1.05%	1.04%[4]	1.04%
After expense waivers and reimbursements	1.03%	1.03%	1.04%	1.04%	1.04%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.49%	3.46%	2.39%	2.13%	1.95%
Portfolio Turnover Rate	85%	43%	62%	33%	23%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.99%.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.02%.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 260

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Year	$11.79	$11.82	$11.89	$11.71	$11.94

Income from Investment Operations:
Net investment income[1]	0.44	0.44	0.33	0.29	0.27
Net realized and unrealized gain/(loss)	(0.67)	(0.02)	(0.04)	0.22	(0.24)

Total Income/(Loss) from Investment Operations	(0.23)	0.42	0.29	0.51	0.03

Less Distributions:
From net investment income	(0.44)	(0.45)	(0.34)	(0.29)	(0.26)
From net capital gains	—	—	(0.02)	(0.04)	—
Return of Capital	—	(0.00)[2]	—	—	—

Total Distributions	(0.44)	(0.45)	(0.36)	(0.33)	(0.26)

Net Asset Value, End of Year	$11.12	$11.79	$11.82	$11.89	$11.71

Total Return	(2.11)%	3.60%	2.49%	4.43%	0.29%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,760,187	$2,651,631	$2,627,294	$1,996,550	$1,395,583
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%	0.75%	0.73%	0.73%	0.73%
After expense waivers and reimbursements	0.75%	0.75%	0.73%	0.73%	0.73%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.72%	3.76%	2.77%	2.46%	2.25%
Portfolio Turnover Rate	85%	43%	62%	33%	23%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

261 / Annual Report March 2020

Metropolitan West Funds

Financial Highlights

UNCONSTRAINED BOND FUND PLAN CLASS*

PERIOD ENDED MARCH 31, 2020

Net Asset Value, Beginning of Period	$11.96

Income from Investment Operations:
Net investment income[1]	0.03
Net realized and unrealized loss	(0.85)

Total Loss from Investment Operations	(0.82)

Less Distributions:
From net investment income	(0.03)

Net Asset Value, End of Period	$11.11

Total Return	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period	$93 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.68%[4]
After expense waivers and reimbursements	0.68%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.06%[4]
Portfolio Turnover Rate	85%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.
*	The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.

See accompanying Notes to Financial Statements.

Annual Report March 2020 / 262

Notes to Financial Statements

March 31, 2020

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of twelve separate portfolios (each a “Fund” and collectively, the “Funds”): MetropolitanWestAlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), MetropolitanWest Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan WestTotal Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”).TheAlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares.The Corporate Bond Fund commenced investment operations on June 29, 2018 with Class M and Class I shares.The Flexible Income Fund commenced investment operations on November 30, 2018 with Class M and Class I shares.The Floating Rate Income Fund commenced investment operations on June 28, 2013 with Class M and Class I shares. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004.The Investment Grade Credit Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and theAdministrative Class was added on September 22, 2009. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Class I-2 was added on March 6, 2020; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares; and the Plan Class was added on March 6, 2020. Each Fund is an investment company following the accounting and reporting guidance in FinancialAccounting Standards Board (the “FASB”)Accounting Standards Codification (the “ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, which includes borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation, by investing normally at least 80% of its net assets, which includes borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments.The Fund’s portfolio securities may have any duration or maturity.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital.This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

263 / Annual Report March 2020

Notes to Financial Statements (Continued)

The Investment Grade Credit Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of investment grade fixed-income securities of varying maturities. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

Basis of Consolidation:

The accompanying consolidated financial statements included the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which was a wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary enabled the High Yield Bond Fund to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary were taxable to such subsidiary. The High Yield Bond Fund was able to invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions had been eliminated. The U.S. Subsidiary was subject to the same investment policies and restrictions that applied to the High Yield Bond Fund. The U.S. Subsidiary liquidated during the year ended March 31, 2019 and there was no material impact to the financial statements.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board” or the “Board of Trustees”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (e.g., U.S.Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P

Annual Report March 2020 / 264

Notes to Financial Statements (Continued)

500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which those securities are traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and asked prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods approved by the Board of Trustees include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security.While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. TheAlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

265 / Annual Report March 2020

Notes to Financial Statements (Continued)

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders.Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1	- unadjusted quoted prices in active markets for identical securities

* Level 2	- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3	- significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Annual Report March 2020 / 266

Notes to Financial Statements (Continued)

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance.To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be Level 1. Other government and agencies securities are quoted based on similar securities and yields and therefore, would be in Level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

267 / Annual Report March 2020

Notes to Financial Statements (Continued)

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index-specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of March 31, 2020, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and warrants.

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of March 31, 2020 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$129,441	$—	$129,441
Money Market Funds	5,060,230	—	—	5,060,230
U.S. Treasury Bills	2,706,733	—	—	2,706,733
Long-Term Investments:
Asset-Backed Securities	—	2,708,302	—	2,708,302
Corporates	—	10,501,252	—	10,501,252
Mortgage-Backed	—	4,532,638	84,531	4,617,169
Mutual Funds	2,395,450	—	—	2,395,450
U.S. Treasury Securities	1,255,213	—	—	1,255,213

Other Financial Instruments *

Liabilities:
Equity contracts	(1,659,457)	—	—	(1,659,457)

Total	$9,758,169	$17,871,633	$84,531	$27,714,333

*Other financial instruments include futures. Equity contracts include futures.

Annual Report March 2020 / 268

Notes to Financial Statements (Continued)

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$ 9,614	$ —	$ 9,614
Money Market Funds	831,933	—	—	831,933
U.S. Treasury Bills	17,992	—	—	17,992
Long-Term Investments:
Corporates	—	1,975,592	—	1,975,592
Mortgage-Backed	—	496,047	35,813	531,860
Municipal Bonds	—	55,338	—	55,338
U.S. Treasury Securities	17,050	—	—	17,050

Other Financial Instruments *

Liabilities:
Interest rate contracts	(809)	—	—	(809)

Total	$ 866,166	$2,536,591	$ 35,813	$3,438,570

*Otherfinancial instruments include futures. Interest rate contracts include futures.

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$ 19,698	$ —	$ 19,698
Money Market Funds	1,530,905	—	—	1,530,905
U.S. Treasury Bills	26,987	—	—	26,987
Long-Term Investments:
Asset-Backed Securities	—	814,705	—	814,705
Corporates	—	2,401,247	—	2,401,247
Mortgage-Backed	—	3,679,668	357,614	4,037,282
Municipal Bonds	—	87,065	—	87,065

Other Financial Instruments *

Assets:
Interest rate contracts	706	—	—	706

Liabilities:
Interest rate contracts	(24,163)	—	—	(24,163)

Total	$1,534,435	$7,002,383	$357,614	$8,894,432

*Other financial instruments include futures. Interest rate contracts include futures.

269 / Annual Report March 2020

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Money Market Funds	$35,958,427	$ —	$ —	$ 35,958,427
U.S. Treasury Bills	9,999,121	—	—	9,999,121
Long-Term Investments:
Bank Loans	—	205,099,333	2,905,819	208,005,152
Corporates	—	25,621,067	—	25,621,067
Municipal Bonds	—	401,592	—	401,592

Total	$45,957,548	$231,121,992	$2,905,819	$279,985,359

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Money Market Funds	$25,679,418	$ —	$ —	$ 25,679,418
U.S. Treasury Bills	1,574,263	—	—	1,574,263
Long-Term Investments:
Bank Loans	—	64,771,250	2,812,025	67,583,275
Common Stock	3,377	—	27,660	31,037
Corporates	—	307,838,225	89,537	307,927,762
Mortgage-Backed	—	21,455,107	—	21,455,107
Municipal Bonds	—	1,912,536	—	1,912,536
Warrant	—	—	4,810	4,810

Other Financial Instruments *

Assets:
Interest rate contracts	4,711,716	—	—	4,711,716

Liabilities:
Interest rate contracts	(3,946,204)	—	—	(3,946,204)

Total	$ 28,022,570	$ 395,977,118	$ 2,934,032	$ 426,933,720

*Other financial instruments include futures. Interest rate contracts include futures.

Annual Report March 2020 / 270

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$ 1,969,758	$ —	$ 1,969,758
Foreign Government Obligations	—	19,321,383	—	19,321,383
Money Market Funds	60,585,790	—	—	60,585,790
U.S. Treasury Bills	38,153,668	—	—	38,153,668
Long-Term Investments:
Asset-Backed Securities	—	39,552,138	—	39,552,138
Bank Loans	—	9,825,816	—	9,825,816
Common Stock	—	—	441	441
Corporates	—	260,760,566	—	260,760,566
Mortgage-Backed	—	253,379,317	—	253,379,317
Municipal Bonds	—	9,728,756	—	9,728,756
U.S. Agency Securities	—	228,846	—	228,846
U.S. Treasury Securities	146,984,980	16,086,870	—	163,071,850

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	520,871	—	520,871
Interest rate contracts	2,083,855	1,469,374	—	3,553,229

Liabilities:
Interest rate contracts	(379,479)	(1,367,986)	—	(1,747,465)

Total	$ 247,428,814	$ 611,475,709	$ 441	$ 858,904,964

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Interest rate contracts include futures and swaps.

271 / Annual Report March 2020

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$ 19,698	$ —	$ 19,698
Money Market Funds	847,351	—	—	847,351
U.S. Treasury Bills	26,987	—	—	26,987
Long-Term Investments:
Asset-Backed Securities	—	649,432	—	649,432
Corporates	—	3,924,887	—	3,924,887
Mortgage-Backed	—	1,730,842	20,170	1,751,012
Municipal Bonds	—	82,682	—	82,682

Other Financial Instruments *

Assets:
Interest rate contracts	35,663	12,258	—	47,921
Liabilities:
Interest rate contracts	(26,612)	(11,222)	—	(37,834)

Total	$883,389	$6,408,577	$20,170	$7,312,136

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

Annual Report March 2020 / 272

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$ 3,570,187	$ —	$ 3,570,187
Foreign Government Obligations	—	50,875,008	—	50,875,008
Money Market Funds	174,398,186	—	—	174,398,186
U.S. Agency Discount Notes	—	89,891,625	—	89,891,625
U.S. Treasury Bills	194,861,362	—	—	194,861,362
Long-Term Investments:
Asset-Backed Securities	—	190,161,792	—	190,161,792
Bank Loans	—	28,101,778	—	28,101,778
Common Stock	—	—	5,858	5,858
Corporates	—	627,453,253	—	627,453,253
Mortgage-Backed	—	671,496,047	1,711,943	673,207,990
Purchased Swaptions	—	3,864	—	3,864
U.S. Treasury Securities	25,404,761	—	—	25,404,761

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	1,371,501	—	1,371,501
Interest rate contracts	2,005,505	3,840,805	—	5,846,310
Liabilities:
Interest rate contracts	(1,017,674)	(3,578,711)	—	(4,596,385)

Total	$ 395,652,140	$ 1,663,187,149	$ 1,717,801	$ 2,060,557,090

*Other financial instruments include foreign currency exchange contracts, futures, purchased swaptions, swaps and written swaptions. Interest rate contracts include futures, purchased swaptions, swaps and written swaptions.

273 / Annual Report March 2020

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$ 551,531	$ —	$ 551,531
Money Market Funds	1,623,916	—	—	1,623,916
U.S. Treasury Bills	350,836	—	—	350,836
Long-Term Investments:
Asset-Backed Securities	—	7,529,275	110,334	7,639,609
Corporates	—	21,203,765	—	21,203,765
Foreign Government Obligations	—	1,701,252	—	1,701,252
Mortgage-Backed	—	24,196,522	216,306	24,412,828
Municipal Bonds	—	627,835	—	627,835

Other Financial Instruments *

Assets:
Interest rate contracts	1,049	155,697	—	156,746
Liabilities:
Interest rate contracts	(569,189)	(145,056)	—	(714,245)

Total	$1,406,612	$55,820,821	$326,640	$57,554,073

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

Annual Report March 2020 / 274

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$ 328,230,530	$ —	$ 328,230,530
Foreign Government Obligations	—	1,776,894,157	—	1,776,894,157
Money Market Funds	7,059,953,557	—	—	7,059,953,557
U.S. Agency Discount Notes	—	1,199,831,970	—	1,199,831,970
U.S. Treasury Bills	1,026,958,748	—	—	1,026,958,748
Long-Term Investments:
Asset-Backed Securities	—	3,399,103,520	3,430,498	3,402,534,018
Bank Loans	—	960,583,212	6,069,565	966,652,777
Common Stock	—	—	64,939	64,939
Corporates	—	22,790,568,590	5,264,767	22,795,833,357
Foreign Government Obligations	—	976,318,392	—	976,318,392
Mortgage-Backed	—	46,162,218,694	11,260,792	46,173,479,486
Municipal Bonds	—	983,294,769	—	983,294,769
U.S. Treasury Securities	7,187,264,676	2,986,145,696	—	10,173,410,372

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	23,968,448	—	23,968,448
Interest rate contracts	111,466,796	155,893,280	—	267,360,076
Liabilities:
Foreign currency exchange contracts	—	(12,883)	—	(12,883)
Interest rate contracts	(9,464,531)	(145,120,815)	—	(154,585,346)

Total	$15,376,179,246	$81,597,917,560	$26,090,561	$97,000,187,367

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written options. Interest rate contracts include futures, swaps and written option.

275 / Annual Report March 2020

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$ 303,201	$ —	$ 303,201
Foreign Government Obligations	—	2,548,384	—	2,548,384
Money Market Funds	11,586,257	—	—	11,586,257
U.S. Treasury Bills	19,901,720	—	—	19,901,720
Long-Term Investments:
Asset-Backed Securities	—	7,346,548	—	7,346,548
Corporates	—	22,442,620	—	22,442,620
Mortgage-Backed	—	22,780,519	24,861	22,805,380
U.S. Treasury Securities	17,207,045	—	—	17,207,045

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	68,700	—	68,700
Liabilities:
Interest rate contracts	(67,873)	—	—	(67,873)

Total	$48,627,149	$55,489,972	$24,861	$104,141,982

*Other financial instruments include foreign currency exchange contracts and futures. Interest contracts include futures.

Annual Report March 2020 / 276

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$ 18,268,536	$ —	$ 18,268,536
Money Market Funds	128,849,869	—	—	128,849,869
U.S. Treasury Bills	17,349,876	—	—	17,349,876
Long-Term Investments:
Asset-Backed Securities	—	410,607,889	—	410,607,889
Bank Loans	—	43,883,832	536,919	44,420,751
Common Stock	—	—	6,172	6,172
Corporates	—	1,068,693,578	—	1,068,693,578
Foreign Government Obligations	—	130,635,243	—	130,635,243
Mortgage-Backed	—	1,297,709,696	96,156	1,297,805,852
Municipal Bonds	—	53,391,236	—	53,391,236

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	2,270,424	—	2,270,424
Interest rate contracts	53,388	6,616,104	—	6,669,492
Liabilities:
Interest rate contracts	(26,947,399)	(6,159,209)	—	(33,106,608)

Total	$ 119,305,734	$ 3,025,917,329	$ 639,247	$ 3,145,862,310

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Interest rate contracts include futures and swaps.

277 / Annual Report March 2020

Notes to Financial Statements (Continued)

Certain securities held by the Funds are categorized as Level 3 investments. Their prices may be derived by utilizing unobservable prior transaction values or information from third party valuation services. The value of Level 3 investments could be significantly affected by changes in these unobservable inputs.

For the year ended March 31, 2020, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	BANK LOANS	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2019	$6,804	$130,732
Accrued discounts/premiums	(2)	(9,872)
Realized (loss)	(3)	(1,306)
Change in unrealized appreciation/ (depreciation)*	26	(19,476)
Purchases	—	—
Sales	(6,825)	(15,547)
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of March 31, 2020	$ —	$84,531

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(20,138) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2020.

CORPORATE BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2019	$49,677
Accrued discounts/premiums	(1,482)
Realized gain/(loss)	—
Change in unrealized (depreciation)*	(12,382)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of March 31, 2020	$35,813

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(12,382) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2020.

Annual Report March 2020 / 278

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2019	$182,387
Accrued discounts/premiums	(19,823)
Realized gain/(loss)	—
Change in unrealized appreciation*	40,509
Purchases	154,541
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of March 31, 2020	$357,614

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $40,509 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2020.

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of April 1, 2019	$2,478,928
Accrued discounts/premiums	4,337
Realized loss	(505,731)
Change in unrealized (depreciation)*	(1,132,522)
Purchases	554,693
Sales	(3,582,051)
Transfers into Level 3**	5,088,165
Transfers out of Level 3**	—

Balance as of March 31, 2020	$ 2,905,819

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(1,184,740) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $5,088,165 transferred from level 2 to level 3 in the disclosure hierarchy.

279 / Annual Report March 2020

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	WARRANT

Balance as of April 1, 2019	$—	$4,378,741	$376,362	$55,696
Accrued discounts/premiums	21,071	—	(894)	—
Realized gain	2,082	(3,526,553)	(394,336)	(2,386,733)
Change in unrealized appreciation/(depreciation)*	(302,377)	(636,139)	230,105	2,544,621
Purchases	—	—	—	—
Sales	(7,919)	(188,389)	(121,700)	(208,774)
Transfers into Level 3**	3,099,168	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2020	$2,812,025	$27,660	$89,537	$4,810

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(2,012,709) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $3,099,168 transferred from level 2 to level 3 in the disclosure hierarchy.

INTERMEDIATE BOND FUND	BANK LOANS	COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2019	$290,291	$68,119	$—
Accrued discounts/premiums	15	—	—
Realized gain	57	—	—
Change in unrealized appreciation/(depreciation)*	837	(67,678)	—
Purchases	—	—	—
Sales	(291,200)	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2020	$—	$441	$—

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(67,678) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2020.

Annual Report March 2020 / 280

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2019	$109,178
Accrued discounts/premiums	161
Realized gain	1,428
Change in unrealized (depreciation)*	(14,001)
Purchases	—
Sales	(6,524)
Transfers into Level 3**	—
Transfers out of Level 3**	(70,072)

Balance as of March 31, 2020	$20,170

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(8,893) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $70,072 transferred from level 3 to level 2 in the disclosure hierarchy.

LOW DURATION BOND FUND	BANK LOANS	COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2019	$2,276,685	$905,259	$2,104,368
Accrued discounts/premiums	1,450	—	(42,744)
Realized (loss)	(529,906)	—	—
Change in unrealized (depreciation)*	55,337	(899,401)	(349,681)
Purchases	—	—	—
Sales	(1,803,566)	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2020	$ —	$ 5,858	$1,711,943

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(1,249,082) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2020.

281 / Annual Report March 2020

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2019	$130,567	$407,696
Accrued discounts/premiums	263	64,260
Realized (loss)	—	(16,451)
Change in unrealized (depreciation)*	(20,496)	(78,721)
Purchases	—	—
Sales	—	(160,478)
Corporate action	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of March 31, 2020	$110,334	$216,306

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(111,378) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2020.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2019	$8,584,058	$11,389,405	$10,035,975	$20,247,152	$15,090,098
Accrued discounts/premiums	—	84,174	—	(57,721)	(1,114,532)
Realized gain/(loss)	(9,505,974)	2,686	—	1,283,373	—
Change in unrealized appreciation/(depreciation)*	8,104,568	(1,652,279)	(9,971,036)	473,168	(2,714,774)
Purchases	—	—	—	—	—
Sales	(3,752,154)	(3,754,421)	—	(16,681,205)	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2020	$3,430,498	$ 6,069,565	$ 64,939	$5,264,767	$11,260,792

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(5,773,240) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2020.

Annual Report March 2020 / 282

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2019	$33,152
Accrued discounts/premiums	(5,606)
Realized gain/(loss)	—
Change in unrealized (depreciation)*	(2,685)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of March 31, 2020	$24,861

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(2,685) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2020.

UNCONSTRAINED	BANK			MORTGAGE-BACKED
BOND FUND	LOANS	COMMON STOCK	CORPORATES	SECURITIES

Balance as of April 1, 2019	$2,554,930	$953,887	$2,729,771	$106,822
Accrued discounts/premiums	9,801	—	(8,086)	32,802
Realized loss	(756,963)	—	(2,100,585)	—
Change in unrealized (depreciation)*	(73,629)	(947,715)	1,404,550	(43,468)
Purchases	—	—	—	—
Sales	(1,197,220)	—	(2,025,650)	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2020	$ 536,919	$ 6,172	$ —	$ 96,156

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2020 was $(1,138,479) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2020.

283 / Annual Report March 2020

Notes to Financial Statements (Continued)

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2020, are as follows:

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
ALPHATRAK 500 FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities -
Commercial Mortgage-Backed	$48,682	Third-party Vendor	Vendor Prices	$0.55 - $3.38	$2.43
Mortgage-Backed Securities-Non Agency	$35,849	Third-party Vendor	Vendor Prices	1.47	1.47

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
CORPORATE BOND FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$35,813	Third-party Vendor	Vendor Prices	$0.55 - $3.09	$2.18

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
FLEXIBLE INCOME FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$22,341	Third-party Vendor	Vendor Prices	$2.98	$2.98
Mortgage-Backed Securities-Non-
Agency	$335,273	Third-party Vendor	Vendor Prices	6.25 - 34.49	16.32

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
FLOATING RATE INCOME FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$2,905,819	Third-party Vendor	Vendor Prices	$53.00 - $79.50	$71.32

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
HIGH YIELD BOND FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$2,812,025	Third-party Vendor	Vendor Prices	$72.50 - $79.50	$78.66
Common Stock	$27,660	Broker Quote	Offered Quote	0.06	0.06
Corporate Securities	$89,537	Third-party Vendor	Vendor Prices	103.71	103.71
Warrant	$4,810	Third-party Vendor	Vendor Prices	13.08 - 16.37	13.16

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
INTERMEDIATE BOND FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Common Stock	$441	Third-party Vendor	Vendor Prices	$0.06	$0.06

INVESTMENT GRADE CREDIT	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$20,170	Third-party Vendor	Vendor Prices	$0.55	$0.55

Annual Report March 2020 / 284

Notes to Financial Statements (Continued)

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
LOW DURATION BOND FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Common Stock	$5,858	Broker Quote	Offered Quote	0.06	0.06
Mortgage-Backed Securities-Non-Agency	$1,711,943	Third-party Vendor	Vendor Prices	1.75	1.75

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
STRATEGIC INCOME FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$110,334	Benchmark Pricing	Offered Quote	$8.56 - $22.00	$17.62
Mortgage-Backed Securities-
Commercial Mortgage Backed	$65,460	Third-party Vendor	Vendor Prices	2.98	2.98
Mortgage-Backed Securities-Non-Agency	$150,846	Third-party Vendor	Vendor Prices	8.89	8.89

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
TOTAL RETURN BOND FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$3,430,498	Benchmark Pricing	Offered Quote	$21.20 - $22.00	$21.87
Bank Loans	$6,069,565	Third-party Vendor	Vendor Prices	76.25	76.25
Common Stock	$64,939	Broker Quote	Offered Quote	0.06	0.06
Corporate Securities	$5,264,767	Third-party Vendor	Vendor Prices	117.28	117.28
Mortgage-Backed Securities-Non-Agency	$11,260,792	Third-party Vendor	Vendor Prices	0.82 - 2.56	1.83

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
ULTRA SHORT BOND FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-Non-Agency	$24,861	Third-party Vendor	Vendor Prices	$1.47	$1.47

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
UNCONSTRAINED BOND FUND	AT 3/31/20	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$536,919	Third-party Vendor	Vendor Prices	$76.25	$76.25
Common Stock	$6,172	Broker Quote	Offered Quote	0.06	0.06
Mortgage-Backed Securities-Non-
Agency	$96,156	Third-party Vendor	Vendor Prices	0.62 - 8.89	7.43

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

285 / Annual Report March 2020

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of March 31, 2020:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
	ASSET	LIABILITY
DERIVATIVE TYPE	DERIVATIVES	DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	Investments, at value	Options written
Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	—	Options written
Foreign currency exchange	Unrealized appreciation on foreign currency	Unrealized depreciation on foreign currency
contracts	exchange contracts	exchange contracts
	—	Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2020:

			ASSET DERIVATIVE INVESTMENTS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Interest contracts:
Futures[1]	$—	$—	$706	$—	$4,711,716	$2,083,855
Swaps	—	—	—	—	—	1,469,374
Foreign currency exchange contracts:
Forwards	—	—	—	—	—	520,871

Total	$—	$—	$706	$—	$4,711,716	$4,074,100

		ASSET DERIVATIVE INVESTMENTS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$35,663	$2,005,505	$1,049	$111,466,796	$—	$53,388
Swaps	12,258	3,840,805	155,697	155,893,280	—	6,616,104
Swaptions purchased	—	3,864	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	1,371,501	—	23,968,448	68,700	2,270,424

Total	$47,921	$7,221,675	$156,746	$291,328,524	$68,700	$8,939,916

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

Annual Report March 2020 / 286

Notes to Financial Statements (Continued)

			LIABILITY DERIVATIVE INVESTMENTS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Equity contracts:
Futures[1]	$(1,659,457)	$—	$—	$—	$—	$—
Interest contracts:
Futures[1]	—	(809)	(24,163)	—	(3,946,204)	(379,479)
Swaps	—	—	—	—	—	(1,367,986)

Total	$(1,659,457)	$(809)	$(24,163)	$—	$(3,946,204)	$(1,747,465)

LIABILITY DERIVATIVE INVESTMENTS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$(26,612)	$(1,017,674)	$(569,189)	$—	$(67,873)	$(26,947,399)
Options and swaptions written	—	(2,919)	—	(9,464,531)	—	—
Swaps	(11,222)	(3,575,792)	(145,056)	(145,120,815)	—	(6,159,209)
Foreign currency exchange contracts:
Forwards	—	—	—	(12,883)	—	—

Total	$(37,834)	$(4,596,385)	$(714,245)	$(154,598,229)	$(67,873)	$(33,106,608)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2020:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Equity contracts:
Futures	$(1,051,050)	$—	$—	$—	$—	$—
Interest contracts:
Futures	—	14,067	(258)	—	1,384,245	3,603,366
Swap contracts	—	—	—	—	—	(53,667)
Foreign currency exchange contracts:
Forwards	21,540	—	—	117,157	—	233,101
Foreign currency transactions	(585)	—	—	(15,663)	—	(33,101)

Total	$(1,030,095)	$14,067	$(258)	$101,494	$1,384,245	$3,749,699

287 / Annual Report March 2020

Notes to Financial Statements (Continued)

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures	$41,554	$15,945,658	$(1,291,932)	$850,903,269	$36,845	$(23,590,413)
Options and swaptions written	—	—	—	(26,766,116)	—	—
Swap contracts	(437)	(145,425)	(6,055)	(5,274,667)	—	(222,947)
Foreign currency exchange contracts:
Forwards	—	880,819	41,703	29,432,826	45,412	1,498,797
Foreign currency transactions	—	(98,459)	(4,695)	(1,887,238)	(4,097)	138,240

Total	$41,117	$16,582,593	$(1,260,979)	$846,408,074	$78,160	$(22,176,323)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED

	IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Equity contracts:
Futures	$(2,088,172)	$—	$—	$—	$—	$—
Interest contracts:
Futures	—	(1,872)	(23,457)	—	330,182	975,843
Swap contracts	—	—	—	—	—	96,927
Foreign currency transactions	—	—	—	—	—	520,801

Total	$(2,088,172)	$(1,872)	$(23,457)	$—	$330,182	$1,593,571

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED
	IN THE STATEMENTS OF OPERATIONS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures	$11,405	$(2,315,426)	$(374,191)	$25,820,844	$(75,272)	$(22,847,210)
Options and swaptions written	—	(1,662)	—	10,378,322	—	—
Swap contracts	985	251,452	10,155	10,349,752	—	436,592
Foreign currency
exchange contracts:
Forwards	—	1,371,501	—	23,955,565	68,700	2,270,424
Foreign currency
transactions	—	(246)	—	(13,258)	—	—

Total	$12,390	$(694,381)	$(364,036)	$70,491,225	$(6,572)	$(20,140,194)

Annual Report March 2020 / 288

Notes to Financial Statements (Continued)

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Financial futures contracts:
Average number of contracts purchased	216	2	1	—	1,391	806
Average number of contracts sold	—	1	1	—	344	111
Average value of contracts purchased	$ 1,152,864	$1,443	$ 177	$ —	$1,935,955	$1,078,188
Average value of contracts sold	$ —	$ 202	$6,041	$ —	$1,508,437	$ 153,986
Interest Rate Swaps:
Average number of contracts - pays fixed rate	—	—	—	—	—	2
Average notional value - pays fixed rate	$ —	$ —	$ —	$ —	$ —	$ 24,576
Average number of contracts - receives fixed rate	—	—	—	—	—	2
Average notional value - receives fixed rate	$ —	$ —	$ —	$ —	$ —	$ 59,996
Foreign currency exchange contracts:
Average number of contracts sold	1	—	—	1	—	1
Average value of contracts sold	$ 2,138	$ —	$ —	$12,972	$ —	$ 165,212

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	18	2,696	2	62,985	7	1,663
Average number of contracts sold	4	478	172	7,615	23	1,949
Average value of contracts purchased	$22,623	$2,478,736	$ 9,673	$98,533,537	$ 4,847	$ 1,313,918
Average value of contracts sold	$14,880	$ 457,903	$285,400	$ 6,123,287	$16,968	$10,901,667
Written options:
Average number of contracts	—	—	—	2	—	—
Average notional value	$ —	$ —	$ —	$17,275,893	$ —	$ —
Interest rate swaps:
Average number of contracts - pays fixed rate	2	2	2	2	—	2
Average number of contracts - receives fixed rate	2	2	2	2	—	2
Average notional value - pays fixed rate	$ 196	$ 66,664	$ 2,746	$ 2,425,281	$ —	$ 104,441
Average notional value - receives fixed rate	$ 481	$ 162,693	$ 6,703	$ 5,920,325	$ —	$ 254,985
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$ —	$ 540,000	$ —	$ —	$ —	$ —
Foreign currency exchange contracts:
Average number of contracts sold	—	1	1	4	1	1
Average value of contracts sold	$ —	$ 458,768	$ 4,861	$ 9,887,129	$23,349	$ 772,544

1Amounts disclosed represent the volume of derivative contracts for the year ended March 31, 2020.

289 / Annual Report March 2020

Notes to Financial Statements (Continued)

Counterparty Credit Risk:

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds to perform, and not the counterparty.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and DerivativesAssociation, Inc. MasterAgreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties.An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically of $250,000 or $500,000 before a transfer is required, which is determined at the close of business of the Fund, and additional required collateral is delivered to/pledged by the Fund on the next business day.Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive.To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

Annual Report March 2020 / 290

Notes to Financial Statements (Continued)

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents Intermediate Bond Fund OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020:

		INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$520,871	$(520,871)	$—	$—

Total Citigroup Global Markets, Inc.	520,871	(520,871)	—	—

Total	$520,871	$(520,871)	$—	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International Swaptions	$3,864	$(945)	$(2,919)	$—

Total Goldman Sachs International	3,864	(945)	(2,919)	—
Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$1,371,501	$(1,371,501)	$—	$—

Total Citigroup Global Markets, Inc.	1,371,501	(1,371,501)	—	—

Total	$1,375,365	$(1,372,446)	$(2,919)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

291 / Annual Report March 2020

Notes to Financial Statements (Continued)

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International Swaptions	$2,919	$—	$(2,919)	$—

Total Goldman Sachs International	2,919	—	(2,919)	—

Total	$2,919	$—	$(2,919)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$23,289,172	$(23,289,172)	$—	$—

Total Citigroup Global Markets, Inc.	23,289,172	(23,289,172)	—	—
Goldman Sachs International
Foreign Currency Exchange Contracts	$679,276	$(679,276)	$—	$—

Total Goldman Sachs International	679,276	(679,276)	—	—

Total	$23,968,448	$(23,968,448)	$—	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2020 / 292

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Barclay’s Capital
Foreign Currency Exchange Contracts	$12,883	$(12,883)	$—	$—

Total Barclay’s Capital	12,883	(12,883)	—	—

Total	$12,883	$(12,883)	$—	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents Ultra Short Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020:

	ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$68,700	$(68,700)	$—	$—

Total Citigroup Global Markets, Inc.	68,700	(68,700)	—	—

Total	$68,700	$(68,700)	$—	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

293 / Annual Report March 2020

Notes to Financial Statements (Continued)

The following table presents Unconstrained Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020:

	UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$2,270,424	$(2,270,424)	$—	$—

Total Citigroup Global Markets, Inc.	2,270,424	(2,270,424)	—	—

Total	$2,270,424	$(2,270,424)	$—	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National MortgageAssociation (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

Annual Report March 2020 / 294

Notes to Financial Statements (Continued)

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, there may be volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2020, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short, that is, without owning it, and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Corporate Bond Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund and Strategic Income Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The AlphaTrak 500 Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2020, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own.The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

295 / Annual Report March 2020

Notes to Financial Statements (Continued)

For the year ended March 31, 2020, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2020, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse purchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements. The average dollar amount and average interest rate of reverse repurchase agreements in the High Yield Bond Fund, Total Return Bond Fund and the Unconstrained Bond Fund for the year ended March 31, 2020, were $736,482 and (2.39)%, $8,887,821 and (2.48)% and $1,473,036 and (2.39)%, respectively.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of March 31, 2020, the Funds did not hold any reverse repurchase agreements.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Annual Report March 2020 / 296

Notes to Financial Statements (Continued)

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2020, the Low Duration Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the

297 / Annual Report March 2020

Notes to Financial Statements (Continued)

difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted for swap contracts, net of assets received as collateral, is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. As of March 31, 2020 there were no credit default swaps outstanding in the Funds. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve, or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2020, the Low Duration Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR-based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single

Annual Report March 2020 / 298

Notes to Financial Statements (Continued)

stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2020, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

299 / Annual Report March 2020

Notes to Financial Statements (Continued)

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages which were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19): Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization officially declared in March 2020 that the COVID-19 outbreak formally constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain

Annual Report March 2020 / 300

Notes to Financial Statements (Continued)

and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth; (ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit the ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such events could potentially disrupt our business and reduce the value of our investments. The operations of securities markets may also be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of the Funds is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement a Fund’s investment strategies.

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2020, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES

AlphaTrak 500 Fund	$22,716,803	$14,219,933

Corporate Bond Fund	1,056,228	800,040

Flexible Income Fund	8,468,854	5,074,838

Floating Rate Income Fund	121,669,708	119,969,258

High Yield Bond Fund	723,576,299	728,955,694

Intermediate Bond Fund	225,572,351	178,581,443

Investment Grade Credit Fund	3,089,575	2,049,399

Low Duration Bond Fund	742,307,675	760,693,725

Strategic Income Fund	25,254,860	39,317,506

Total Return Bond Fund	25,274,599,075	19,361,760,709

Ultra Short Bond Fund	33,818,053	24,418,908

Unconstrained Bond Fund	1,783,362,987	1,422,238,349

301 / Annual Report March 2020

Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the year ended March 31, 2020 were as follows:

PORTFOLIO	PURCHASES	SALES

AlphaTrak 500 Fund	$9,226,838	$8,758,529

Corporate Bond Fund	917,370	681,769

Flexible Income Fund	3,141,958	2,323,047

Floating Rate Income Fund	—	—

High Yield Bond Fund	—	—

Intermediate Bond Fund	2,722,429,780	2,773,449,431

Investment Grade Credit Fund	2,598,913	2,530,940

Low Duration Bond Fund	3,670,907,577	4,188,820,783

Strategic Income Fund	11,535,467	13,923,784

Total Return Bond Fund	306,641,270,165	301,116,445,569

Ultra Short Bond Fund	203,019,798	219,172,663

Unconstrained Bond Fund	1,085,046,754	1,092,137,485

There were no purchases or sales of securities from affiliated investment accounts for the year ended March 31, 2020. These trades are in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Investment transactions in the shares of affiliated issuers for the year ended March 31, 2020 were as follows:

	VALUE AT BEGINNING OF YEAR	PURCHASES	SALES	DIVIDEND/ INTEREST	VALUE AT END OF YEAR	REALIZED GAIN/ LOSS	CHANGE IN UNREALIZED APP/DEP
High Yield Bond Fund
Homer City Holdings LLC	$ 4,274,718	$—	$—	$—	$27,660	$—	$(4,247,058)
Total Return Bond Fund
Homer City Holdings LLC	10,035,975	—	—	—	64,939	—	(9,971,036)

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the ICE BofAML 3-Month U.S. Treasury Bill Index over the same period. Under this agreement, the basic fee was increased by 0.50% resulting in $1,391,781 of total management fees for the year ended March 31, 2020. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee decreased by 0.06% resulting in $99,579 total management fees for the year ended March 31, 2020.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses, (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Annual Report March 2020 / 302

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2020, were as follows:

	INVESTMENT ADVISORY FEE RATE					CONTRACTUAL EXPENSE LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.00%- 0.70%	N/A	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	N/A	0.75%	0.50%	N/A	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	N/A	0.80%	0.55%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	N/A	0.90%	0.70%	N/A	N/A	N/A
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	N/A	0.30%	N/A	0.63%	0.44%	N/A	0.83%	N/A
Strategic Income Fund	0.50%- 1.90%	0.50%- 1.90%	N/A	N/A	N/A	2.35%	2.10%	N/A	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%*	0.35%	0.35%	0.70%	0.49%	0.54%*	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	N/A	0.50%	0.34%	N/A	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	0.65%**	1.04%	0.80%	N/A	N/A	0.70%**

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2020, unless approved by the Board.

*The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.

**The Unconstrained Bond Fund Plan Class commenced operations on March 6, 2020.

At March 31, 2020, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2020	2021	2022	2023	TOTAL

AlphaTrak 500 Fund	$131,176	$—	$88,122	$48,578	$267,876

Corporate Bond Fund	—	—	138,411	179,693	318,104

Flexible Income Fund	—	—	84,349	195,102	279,451

Floating Rate Income Fund	97,875	69,036	47,495	9,650	224,056

High Yield Bond Fund	239,308	252,493	201,390	195,808	888,999

Intermediate Bond Fund	—	—	—	5,068	5,068

Investment Grade Credit Fund	—	—	142,645	191,068	333,713

Strategic Income Fund	—	—	—	78,535	78,535

Ultra Short Bond Fund	227,293	233,733	247,985	244,911	953,922

Total	$695,652	$555,262	$950,397	$1,148,413	$3,349,724

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. For the period from April 1, 2019 to December 31, 2019, each of the independent trustees received an annual retainer of $120,000 and $10,000 for each meeting of the Board attended in person and $2,500 for each meeting attended telephonically. The chairman of the Board received an annual retainer of $51,000. The respective chairman of the Audit Committee and the Nominating and Governance Committee each received an additional annual retainer of $34,000 and $17,000, respectively. Effective January 1, 2020, the annual retainer for each independent trustee is $135,000, and the additional retainer for the chairman of the Board is $55,500. Also effective January 1, 2020, the additional retainer for the chairman of the Audit Committee and the chairman of the Nomination and Governance Committee is $37,000 and $18,500, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

303 / Annual Report March 2020

Notes to Financial Statements (Continued)

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2020. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2020, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class, but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	COMMITMENTS AND CONTINGENCIES

The Floating Rate Income Fund had the following unfunded commitments and unrealized gain/(loss) by investment as of March 31, 2020:

UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED (LOSS)
Premise Health Holding Corp., Term Loan, 1st Lien	July	2025	$78,724	$(13,335)
NMN Holdings III Corp., Delayed-Draw Term Loan, 1st Lien	November	2025	181,843	(37,423)
Kwor Acquisition, Inc., Term Loan, 1st Lien	June	2026	110,623	(24,797)
BCPE Empire Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	June	2026	37,737	(4,193)
Med Parentco LP, Delayed-Draw Term Loan, 1st Lien	August	2026	50,114	(8,995)
Oeconnection LLC, Term Loan B	September	2026	52,435	(12,199)

Total Unfunded Commitments			$511,476	$(100,942)

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK FUND

	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	1,976,652	1,819,250

Shares sold	2,257,963	905,645
Shares issued through reinvestment of distributions	304,572	39,091
Shares redeemed	(1,270,682)	(787,334)

Net increase in fund shares	1,291,853	157,402

Shares outstanding at end of year	3,268,505	1,976,652

Annual Report March 2020 / 304

Notes to Financial Statements (Continued)

	CORPORATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019*	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019*

Change in Fund shares:

Shares outstanding at beginning of period	77,858	—	131,400	—

Shares sold	—	74,500	88,066	125,500

Shares issued through reinvestment of distributions	7,070	3,358	12,399	5,900

Shares redeemed	—	—	—	—

Net increase in fund shares	7,070	77,858	100,465	131,400

Shares outstanding at end of period	84,928	77,858	231,865	131,400

*The Fund commenced operations on June 29, 2018.

	FLEXIBLE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019*	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019*

Change in Fund shares:

Shares outstanding at beginning of period	102	—	503,964	—

Shares sold	—	100	281,710	497,008

Shares issued through reinvestment of distributions	21	2	124,275	6,956

Shares redeemed	—	—	—	—

Net increase in fund shares	21	102	405,985	503,964

Shares outstanding at end of period	123	102	909,949	503,964

*The Fund commenced operations on November 30, 2018.

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	1,133,918	1,570,979	26,508,328	23,648,073

Shares sold	384,559	1,172,386	6,894,396	10,035,268
Shares issued through reinvestment of distributions	41,488	69,340	1,049,921	1,119,702
Shares redeemed	(882,719)	(1,678,787)	(6,596,235)	(8,294,715)

Net increase/(decrease) in fund shares	(456,672)	(437,061)	1,348,082	2,860,255

Shares outstanding at end of year	677,246	1,133,918	27,856,410	26,508,328

305 / Annual Report March 2020

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	19,395,315	22,090,985	30,373,750	41,195,325

Shares sold	4,010,225	6,210,384	18,242,498	21,328,208
Shares issued through reinvestment of distributions	670,728	832,077	1,099,895	1,413,478
Shares redeemed	(10,419,349)	(9,738,131)	(18,484,311)	(33,563,261)

Net increase/(decrease) in fund shares	(5,738,396)	(2,695,670)	858,082	(10,821,575)

Shares outstanding at end of year	13,656,919	19,395,315	31,231,832	30,373,750

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:

Shares outstanding at beginning of year	3,409,753	5,183,235	68,386,996	75,238,162

Shares sold	994,035	877,124	11,652,449	14,148,475

Shares issued through reinvestment of distributions	85,332	102,117	1,823,035	1,804,025

Shares redeemed	(1,311,778)	(2,752,723)	(16,764,793)	(22,803,666)

Net (decrease) in fund shares	(232,411)	(1,773,482)	(3,289,309)	(6,851,166)

Shares outstanding at end of year	3,177,342	3,409,753	65,097,687	68,386,996

	INVESTMENT GRADE CREDIT FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019*	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019*

Change in Fund shares:

Shares outstanding at beginning of period	77,458	—	492,691	—

Shares sold	—	73,250	113,832	470,417

Shares issued through reinvestment of distributions	9,265	4,208	60,142	22,274

Shares redeemed	—	—	—	—

Net increase in fund shares	9,265	77,458	173,974	492,691

Shares outstanding at end of period	86,723	77,458	666,665	492,691

*The Fund commenced operations on June 29, 2018.

Annual Report March 2020 / 306

Notes to Financial Statements (Continued)

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	66,879,265	112,971,343	181,809,771	195,150,136

Shares sold	5,671,052	4,407,081	42,417,475	49,100,128
Shares issued through reinvestment of distributions	1,356,321	1,918,661	4,009,045	4,506,861
Shares redeemed	(21,915,171)	(52,417,820)	(59,894,484)	(66,947,354)

Net (decrease) in fund shares	(14,887,798)	(46,092,078)	(13,467,964)	(13,340,365)

Shares outstanding at end of year	51,991,467	66,879,265	168,341,807	181,809,771

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	37,023	481,657

Shares sold	1,808	37,099

Shares issued through reinvestment of distributions	148	272

Shares redeemed	(30,595)	(482,005)

Net (decrease) in fund shares	(28,639)	(444,634)

Shares outstanding at end of year	8,384	37,023

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	2,269,164	3,308,284	8,532,803	8,744,185

Shares sold	557,743	443,336	1,127,898	1,543,100
Shares issued through reinvestment of distributions	66,837	113,226	364,480	395,079
Shares redeemed	(1,465,411)	(1,595,682)	(3,403,244)	(2,149,561)

Net (decrease) in fund shares	(840,831)	(1,039,120)	(1,910,866)	(211,382)

Shares outstanding at end of year	1,428,333	2,269,164	6,621,937	8,532,803

307 / Annual Report March 2020

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	898,185,006	1,110,357,245	3,846,257,449	4,524,412,707

Shares sold	184,228,131	142,096,374	1,246,311,524	1,043,356,270
Shares issued through reinvestment of distributions	27,123,878	26,052,285	126,656,996	106,872,162
Shares redeemed	(302,243,839)	(380,320,898)	(1,074,770,523)	(1,828,383,690)

Net increase/(decrease) in fund shares	(90,891,830)	(212,172,239)	298,197,997	(678,155,258)

Shares outstanding at end of year	807,293,176	898,185,006	4,144,455,446	3,846,257,449

TOTAL RETURN BOND FUND
CLASS I-2
PERIOD ENDED MARCH 31, 2020*

Change in Fund shares:
Shares outstanding at beginning of period	—

Shares sold	9
Shares issued through reinvestment of distributions	— **
Shares redeemed	—

Net increase in fund shares	9

Shares outstanding at end of period	9

*The Class I-2 commenced operations on March 6, 2020.

**Less than one share.

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	94,995,241	93,216,336	2,058,158,463	1,865,273,582

Shares sold	85,952,233	38,817,475	744,681,741	738,797,642
Shares issued through reinvestment of distributions	4,414,873	2,314,392	73,923,882	56,600,596
Shares redeemed	(29,118,542)	(39,352,962)	(599,232,420)	(602,513,357)

Net increase in fund shares	61,248,564	1,778,905	219,373,203	192,884,881

Shares outstanding at end of year	156,243,805	94,995,241	2,277,531,666	2,058,158,463

Annual Report March 2020 / 308

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	8,068,983	11,940,212	15,940,806	16,126,155

Shares sold	3,504,697	1,322,640	10,070,643	5,690,787
Shares issued through reinvestment of distributions	170,292	186,878	441,304	371,629
Shares redeemed	(5,034,166)	(5,380,747)	(8,416,163)	(6,247,765)

Net increase/(decrease) in fund shares	(1,359,177)	(3,871,229)	2,095,784	(185,349)

Shares outstanding at end of year	6,709,806	8,068,983	18,036,590	15,940,806

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Change in Fund shares:
Shares outstanding at beginning of year	38,551,315	54,336,734	224,878,988	222,210,891

Shares sold	6,881,972	10,228,971	92,050,551	95,778,587
Shares issued through reinvestment of distributions	1,004,035	1,506,781	7,502,540	6,826,781
Shares redeemed	(22,424,625)	(27,521,171)	(76,103,837)	(99,937,271)

Net increase/(decrease) in fund shares	(14,538,618)	(15,785,419)	23,449,254	2,668,097

Shares outstanding at end of year	24,012,697	38,551,315	248,328,242	224,878,988

UNCONSTRAINED BOND FUND
PLAN CLASS
PERIOD ENDED MARCH 31, 2020*

Change in Fund shares:
Shares outstanding at beginning of period	—

Shares sold	8
Shares issued through reinvestment of distributions	— **
Shares redeemed	—

Net increase in fund shares	8

Shares outstanding at end of period	8

*The Plan Class commenced operations on March 6, 2020.

**Less than one share.

309 / Annual Report March 2020

Notes to Financial Statements (Continued)

10.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2020, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	AMOUNT UTILIZED IN CURRENT YEAR	AMOUNT EXPIRED IN CURRENT YEAR	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*

Floating Rate Income Fund	$—	$—	$108,157	$3,475,370

High Yield Bond Fund	10,816,093	—	—	63,686,097

Intermediate Bond Fund	23,949,354	—	—	—

Low Duration Bond Fund	27,513,307	—	—	48,697,816

Strategic Income Fund	—	—	701,729	943,126

Total Return Bond Fund	1,561,921,670	—	—	—

Ultra Short Bond Fund	112,360	—	335,895	4,976,290

Unconstrained Bond Fund	—	—	—	4,858,243

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Tax Basis of Distributable Income:

As of March 31, 2020, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$—	$17,841	$796	$408,794	$2,217,997	$1,418,317
Undistributed long-term gains	—	4,616	—	—	—	2,261,352
Other temporary differences	(4,968,319)	—	—	(114,429)	(150,649)	(35,588)
Accumulated capital loss carryforwards and post-October losses	—	—	—	(3,583,527)	(63,686,097)	—
Net unrealized appreciation/ (depreciation)	(1,370,259)	45,836	(452,049)	(24,873,191)	(53,440,686)	(1,161,025)

Total accumulated earnings/(losses)	$(6,338,578)	$68,293	$(451,253)	$(28,162,353)	$(115,059,435)	$2,483,056

Annual Report March 2020 / 310

Notes to Financial Statements (Continued)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Undistributed ordinary income (inclusive of short-term capital gains)	$13,954	$1,175,219	$568,543	$1,774,119,063	$102,689	$448,049

Undistributed long-term capital gains	45,944	—	—	680,437,598	—	—
Other temporary differences	—	(256,262)	(8,070)	(16,232,867)	(7,513)	(23,698,836)

Accumulated capital loss carryforwards and post-October losses	—	(48,697,816)	(1,644,855)	—	(5,312,185)	(4,858,243)

Net unrealized appreciation/ (depreciation)	(363,486)	(29,290,914)	(7,176,014)	2,376,511	(968,297)	(187,938,585)

Total accumulated earnings/(losses)	$(303,588)	$(77,069,773)	$(8,260,396)	$2,440,700,305	$(6,185,306)	$(216,047,615)

Permanent differences incurred during the fiscal year ended March 31, 2020, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) ACCUMULATED EARNINGS/(LOSS)	INCREASE/(DECREASE) PAID-IN-CAPITAL

AlphaTrak 500 Fund	$ 415,770	$ (415,770)

Low Duration Bond Fund	7,160	(7,160)

Unconstrained Bond Fund	10,085	(10,085)

The permanent differences are due to investments in swaps, foreign currency, the U.S. subsidiary, expired capital loss carryforwards and redesignation of dividends paid.

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		CORPORATE BOND FUND
	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,237,632	$404,612	$204,951	$92,911
Net long-term capital gains	1,118,170	—	2,637	—

Total taxable distributions	$3,355,802	$404,612	$207,588	$92,911

	FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND
	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,296,742	$73,147	$11,164,984	$12,044,339

Total taxable distributions	$1,296,742	$73,147	$11,164,984	$12,044,339

311 / Annual Report March 2020

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND
	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$18,572,855	$22,898,195	$20,518,140	$19,975,909

Total taxable distributions	$18,572,855	$22,898,195	$20,518,140	$19,975,909

	INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND
	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$685,951	$269,172	$49,221,473	$57,080,447
Net long-term capital gains	20,599	—	—	—
Return of Capital	—	—	—	74,997

Total taxable distributions	$706,550	$269,172	$49,221,473	$57,155,444

	STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$3,413,896	$4,012,968	$2,492,448,522	$2,110,133,981
Net long-term capital gains	—	—	218,637,193	—

Total taxable distributions	$3,413,896	$4,012,968	$2,711,085,715	$2,110,133,981

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,644,483	$2,419,646	$120,977,138	$116,943,189
Return of Capital	—	—	—	22,476

Total taxable distributions	$2,644,483	$2,419,646	$120,977,138	$116,965,665

Tax Cost

As of March 31, 2020, gross unrealized appreciation/(depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Tax Cost	$30,744,049	$3,393,543	$9,369,938	$304,757,608	$479,608,894	$857,838,568

Gross unrealized appreciation	131,279	172,092	397,531	1,874,911	7,047,298	14,437,909

Gross unrealized (depreciation)	(1,501,538)	(126,256)	(849,580)	(26,748,102)	(60,487,984)	(15,698,148)

Net unrealized appreciation/ (depreciation)	$(1,370,259)	$45,836	$(452,049)	$(24,873,191)	$(53,440,686)	$(1,260,239)

Annual Report March 2020 / 312

Notes to Financial Statements (Continued)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Tax Cost	$7,666,553	$2,087,482,272	$65,297,983	$96,871,615,479	$105,109,452	$3,358,414,264

Gross unrealized appreciation	230,184	13,328,207	1,613,607	2,126,792,884	271,019	50,500,825
Gross unrealized (depreciation)	(594,688)	(42,877,734)	(8,800,018)	(2,134,951,291)	(1,239,316)	(238,886,087)

Net unrealized appreciation/ (depreciation)	$(364,504)	$(29,549,527)	$(7,186,411)	$(8,158,407)	$(968,297)	$(188,385,262)

11.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purposes with an expiration date of October 9, 2020. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.15%. There were no borrowings from the line of credit as of or during the year ended March 31, 2020. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.	LIQUIDITY RISK MANAGEMENT PROGRAM

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine a highly liquid investment minimum, limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board has approved the written Liquidity Program for the Funds and has designated a committee of professionals associated with the Adviser to administer the Funds’ Liquidity Program (the “Program Administrator”).

On March 9, 2020, the Board reviewed the Program Administrator’s written report (the “Report”) concerning the operation of the Funds’ Liquidity Program for the period from its adoption through December 31, 2019 (the “Reporting Period”). The Report addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s Highly Liquidity Investment Minimum (“HLIM”). The Report discussed, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule) and the operation and monitoring of the HLIM assigned to a Fund, as applicable; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions. The Report concluded that the Liquidity Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented with respect to each Fund during the Reporting Period.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

13.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

313 / Annual Report March 2020

Notes to Financial Statements (Concluded)

14.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB released Accounting Standards Update (ASU) 2018-13, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting — Chapter 8 Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of the ASU. Management has concluded that the ASU had no material impact to the financial statements.

Annual Report March 2020 / 314

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Metropolitan West Funds (the “Funds”), comprising Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, and Metropolitan West Unconstrained Bond Fund, including the schedules of portfolio investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets (as to Metropolitan West High Yield Bond Fund, consolidated statements of changes in net assets for the period ended March 31, 2019) for each of the two years in the period then ended, and the financial highlights (as to Metropolitan West High Yield Bond Fund, consolidated financial highlights for the four years in the period ended March 31, 2019) for each of the five years in the period then ended for the Funds, except Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, and Metropolitan West Flexible Income Fund; the financial highlights for Metropolitan West Corporate Bond Fund for the year ended March 31, 2020 and for the period from June 29, 2018 (commencement of operations) to March 31, 2019; the financial highlights for Metropolitan West Investment Grade Credit Fund for the year ended March 31, 2020 and for the period from June 29, 2018 (commencement of operations) to March 31, 2019; the financial highlights for Metropolitan West Flexible Income Fund for the year ended March 31, 2020 and for the period from November 30, 2018 (commencement of operations) to March 31, 2019, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each the Funds, except Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, and Metropolitan West Flexible Income Fund as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five year years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, and Metropolitan West Flexible Income Fund as of March 31, 2020; the results of operations, changes in net assets, and financial highlights for Metropolitan West Corporate Bond Fund for the year ended March 31, 2020 and the period from June 29, 2018 (commencement of operations) through March 31, 2019; the results of operations, changes in net assets, and financial highlights for Metropolitan West Investment Grade Credit Fund for the year ended March 31, 2020 and the period from June 29, 2018 (commencement of operations) through March 31, 2019; and the results of operations, changes in net assets, and financial highlights for Metropolitan West Flexible Income Fund for the year ended March 31, 2020 and the period from November 30, 2018 (commencement of operations) through March 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

315 / Annual Report March 2020

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 26, 2020

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

Annual Report March 2020 / 316

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2020 tax year-end, this notice is for informational purposes only. For shareholders with a March 31, 2020 tax year-end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2020, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Net Investment Income Distributions	28.91%	92.72%	92.29%	100.00%	100.00%	100.00%
Short-Term Capital Gain Distributions	37.65%	6.01%	7.71%	0.00%	0.00%	0.00%
Long-Term Capital Gain Distributions	33.44%	1.27%	0.00%	0.00%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.08%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.08%	0.00%
U.S. Government Interest (3)	4.52%	0.43%	0.31%	0.93%	1.98%	23.79%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	99.94%	94.68%	97.55%	98.52%	81.92%	90.48%
Qualified Short-Term Capital Gain (6)	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Net Investment Income Distributions	90.92%	100.00%	100.00%	74.58%	100.00%	100.00%
Short-Term Capital Gain Distributions	6.16%	0.00%	0.00%	17.35%	0.00%	0.00%
Long-Term Capital Gain Distributions	2.92%	0.00%	0.00%	8.07%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deducion (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	0.17%	15.17%	4.06%	9.38%	24.21%	5.98%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	96.55%	90.80%	85.56%	98.77%	94.51%	78.44%
Qualified Short-Term Capital Gain (6)	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut, and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created byTheAmerican Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

317 / Annual Report March 2020

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries TCW Investment Management Company LLC TCW Asset Management Company LLC Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

Effective May 2018

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Annual Report March 2020 / 318

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	TCW STRATEGIC INCOME FUND, INC.

TCW FUNDS, INC.	METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC
Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

319 / Annual Report March 2020

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Independent Trustees of the Trust*
Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership.	12	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 - June 2017), Athletic Director (2010 - June 2016), University of Southern California.	31	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); TCW Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund)

Martin Luther King III (1957)	Trustee and Chairman of the Nominating and Governance Committee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	12	None

Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts); Co-founder and Managing Partner (since 2000) Willowbrook Capital Group, LLC (investment advisory firm).	31	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Keppel-KBS U.S. REIT (real estate investments); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (business development company)

Annual Report March 2020 / 320

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Robert G. Rooney (1957)	Trustee and Chairman of the Audit Committee	Indefinite term, since 2009	Chief Financial and Administrative Officer (since November 2018), REEF Technology (real estate services and technology company); Chief Financial Officer (January 2018 - November 2018), Citizens Parking Inc. (parking services company); Chief Financial Officer (September 2015 - July 2017), Novitex Enterprise Solutions, Inc. (document management company).	12	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Employee (since 2003), Cowen & Co. (broker-dealer); Chief Executive Officer (since 2001), Meadowbrook Capital Management (asset management company).	31	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company)

Interested Trustees**
Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Mr. Moore is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since 2000. Mr. Moore is a member of the CFA Institute.	12	None

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Mr. Landmann is President for the Adviser and Group Managing Director of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. Since August 1996, Mr. Landmann has been a Generalist Portfolio Manager with the Adviser and currently serves as the Adviser’s President.	12	None

Officers of the Trust who are not Trustees
David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of the Adviser (since February 2013), and the Chief Executive Officer and President of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has served as Chief Executive Officer with the Adviser since June 2008.	1	TCW Strategic Income Fund, Inc. (closed-end fund)

321 / Annual Report March 2020

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

David S. DeVito (1962)	Treasurer and Chief Financial Officer	Indefinite term, since 2010	Mr. DeVito is Executive Vice President and Chief Operating Officer of the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW LLC and TCW Asset Management Company LLC; President and Chief Executive Officer, TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018)	19	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund)

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Mr. Chan is Senior Vice President of Fund Operations for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle is the Chief Investment Officer and Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Stephen M. Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle is a Group Managing Director for the Adviser, The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TWC LLC.	N/A	N/A

Jeffrey Engelsman (1967)	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, since 2014	Mr. Engelsman is a Managing Director and Global Chief Compliance Officer of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC (since January 2016). He is the Chief Compliance Officer of The TCW Group, Inc. Prior to joining TCW, he was a Managing Director of New York Life Investments and the Chief Compliance Officer of the MainStay Funds, a group of more than 70 open-ended and closed-end funds. Mr. Engelsman holds the Series 7, 24 and 63 FINRA licenses. He is Chief Compliance Officer and Anti-Money Laundering Officer for the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018).	N/A	N/A

Meredith Jackson (1959)	Vice President and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President, General Counsel and Secretary of the Adviser, The TCW Group, Inc., TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC (since February 2013). She is Senior Vice President, Secretary and General Counsel for the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018).	N/A	N/A

Annual Report March 2020 / 322

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Patrick Dennis (1981)	Vice President and Assistant Secretary	Indefinite term, since 2013	Mr. Dennis is Senior Vice President, Associate General Counsel and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW LLC and TCW Asset Management Company LLC (since February 2013). He is Vice President and Assistant Secretary for the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018).	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.

**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

323 / Annual Report March 2020

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MetWest Funds

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 241 4671

www.TCW.com

Board of Trustees

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

Officers

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and

Principal Accounting Officer

Jeffrey Engelsman

Chief Compliance Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

TCW Fund Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call:

(213) 244-0000 or (800) 241-4671 (toll-free)

www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to each portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 11/2020

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)

Pursuant to Item 13(a)(1), the registrant is filing as an exhibit a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $545,908 in 2020 and $535,203 in 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2020 and $0 in 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $101,760 in 2020 and $100,800 in 2019.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2020 and $0 in 2019.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,008,821 in 2020 and $971,061 in 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Metropolitan West Funds

By (Signature and Title)*        /s/ David B. Lippman

David B. Lippman, President and Principal Executive Officer

(principal executive officer)

Date	June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ David B. Lippman

David B. Lippman, President and Principal Executive Officer

(principal executive officer)

Date	June 4, 2020

By (Signature and Title)*        /s/ David S. DeVito

David S. DeVito, Treasurer, Principal Financial Officer

and Principal Accounting Officer

(principal financial officer)

Date	June 4, 2020

* Print the name and title of each signing officer under his or her signature.